UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06161

Allianz Funds

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Scott Whisten

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3367

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

ITEM 1. REPORT TO SHAREHOLDERS

Allianz Funds

SHARE CLASSES A, C, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Annual Report

June 30, 2020

AllianzGI Dividend Value Fund (formerly AllianzGI NFJ Dividend Value Fund)

AllianzGI Emerging Markets Opportunities Fund

AllianzGI Focused Growth Fund

AllianzGI Global Small- Cap Fund

AllianzGI Health Sciences Fund

AllianzGI Income & Growth Fund

AllianzGI International Value Fund (formerly AllianzGI NFJ International Value Fund)

AllianzGI Large-Cap Value Fund (formerly AllianzGI NFJ Large-Cap Value Fund)

AllianzGI Mid-Cap Fund

AllianzGI Mid-Cap Value Fund (formerly AllianzGI NFJ Mid-Cap Value Fund)

AllianzGI Small-Cap Fund

AllianzGI Small-Cap Value Fund (formerly AllianzGI NFJ Small-Cap Value Fund)

AllianzGI Technology Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus or summary prospectus. Please read the prospectus carefully before you invest or send money.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at us.allianzgi.com/edelivery.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform a Fund at any time. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with a Fund or all funds held in your account if you invest through your financial intermediary.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

2–3	Letter from the President

4–54	Fund Summaries

56–58	Important Information

59–60	Benchmark Descriptions

61–88	Schedules of Investments

90–95	Statements of Assets and Liabilities

96–98	Statements of Operations

100–105	Statements of Changes in Net Assets

106–131	Financial Highlights

132–162	Notes to Financial Statements

163	Report of Independent Registered Public Accounting Firm

164	Changes to the Board of Trustees/Liquidity Risk Management Program

165	Federal Income Tax Information

166–171	Matters Relating to the Trustees’ Consideration of the Investment Advisory Agreements

172–173	Privacy Policy

174–176	Board of Trustees and Officers

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: fixed-income risk, liquidity risk, derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Below investment grade securities involve a greater risk to principal than investment grade securities. Bond prices will normally decline as interest rates rise. The impact may be greater with longer-duration bonds. The market for certain securities may become illiquid, which could prevent a fund from purchasing or selling these securities at an advantageous time or price and possibly delay redemptions of fund shares. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit and counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. The principal values of the funds are not guaranteed at any time. Please refer to the applicable fund’s current prospectus for complete details.

Letter from the President

Thomas J. Fuccillo

President & CEO

Dear Shareholder,

The COVID-19 pandemic severely impacted the global economy during the 12-month fiscal reporting period ended June 30, 2020. Economic growth in the US and overseas contracted as countries instituted lockdown orders in an attempt to contain the novel coronavirus. Over this period, global equities generated mixed results. Elsewhere, the overall US bond market posted positive results.

The 12-Month Fiscal Period in Review

For the 12-month period ended June 30, 2020, US stocks returned 7.51%, as measured by the S&P 500 Index. Two measures of stock performance in developed international and global markets produced mixed results, in dollar-denominated terms, with the MSCI EAFE (Europe, Australasia and Far East) Index returning -5.13% and the MSCI World Index gaining 2.84%. Elsewhere, the MSCI Emerging Markets Index returned -3.39% in dollar-denominated terms. With respect to bonds of US-domiciled issuers, the Bloomberg Barclays US Universal Bond Index rose 7.88% and the Bloomberg Barclays US Government Bond Index returned 8.74%, while the broader US bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index, gained 8.74%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a revised 2.6% and 2.4% annual pace during the third and fourth quarters of 2019, respectively. The COVID-19 pandemic then started to take its toll on the economy during the first quarter of 2020, resulting in a precipitous decline in GDP growth, to -5.0%, which at that time was the sharpest quarterly decline since the fourth quarter of 2008. The US Department of Commerce’s initial estimate of second quarter annualized GDP growth of -32.9% — released after the end of the reporting period — was the steepest decline on record.

The US Federal Reserve (“Fed”) took a number of aggressive actions in an attempt to support the economy and keep the market functioning properly in the wake of the spreading novel coronavirus. Looking back, following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This was the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range

2	June 30, 2020 |	Annual Report

between 1.50% and 1.75%. After remaining on hold for several months, in March 2020, in response to the broad-based market downturn, the Fed took a number of unprecedented initiatives to support the economy and the orderly function of the financial markets. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed further lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said it was “…committed to using its full range of tools to support the US economy in this challenging time and thereby promote its maximum employment and price stability goals.” Among its actions, the Fed announced that it would make unlimited purchases of US Treasury and mortgage securities. Meanwhile, also in March 2020, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy.

Economic growth outside the US was weak overall during the reporting period. Against this backdrop, in September 2019, the European Central Bank (“ECB”) cut its key interest rate and announced a new package of bond purchases. The Bank of England kept rates on hold, but indicated it would be flexible given the uncertainties related to Brexit. Meanwhile, the Bank of Japan maintained its accommodative monetary policy during the reporting period.

Outlook

Since the market low on March 23, 2020, risk assets have rebounded impressively. While this year’s US equity rally was mostly dominated by sectors well-positioned to capitalize on or be bolstered by certain of the circumstances caused by the COVID-19 pandemic (e.g., technology and healthcare), we have seen a broadening of leadership since mid-May: cyclical sectors such as industrials, financials and energy have performed well. We continue to believe in the reopening story broadly, and we see a slow march toward normalization in the US economy — perhaps punctuated by the arrival of a viable vaccine. Against this backdrop, we believe a “barbell” approach to risk would be prudent: focus on cyclical sectors during the reopening phase, while considering adding tactical exposure to secular growth themes over time. In our view, investors should expect natural periods of consolidation in the coming months and be mindful of looming risks — from a second wave of coronavirus infections to the outcome of the US presidential election in November. Finally, as we reemerge from this crisis, we believe it remains critical to make active bets and reposition for a post-COVID-19 world.

On behalf of Allianz Global Investors U.S. LLC, the Funds’ investment adviser, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & CEO

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

Annual Report	| June 30, 2020	3

Unaudited

AllianzGI Dividend Value Fund (formerly AllianzGI NFJ Dividend Value Fund)*

For the period July 1, 2019 through June 30, 2020, as provided by the Value Equity US team.

Fund Insights

For the twelve-month period ended June 30, 2020, the Class A shares at net asset value (“NAV”) of the AllianzGI Dividend Value Fund (the “Fund”) returned -8.54%, outperforming the Russell 1000 Value Index (the “benchmark”), which returned -8.84%.

Market Overview

US equities posted double-digit gains in the second half of 2019, closing the year with the strongest annual returns since 2013. Despite a notable set-back in August of 2019, major indices hit a series of fresh highs as risk appetite was boosted by lower interest rates and a “phase one” trade deal between the US and China. Corporate earnings also beat, albeit lowered, expectations. Growth stocks continued to outperform value ones. The investment landscape shifted quickly when the 11-year bull market in the US finally ended in the first quarter of 2020. After touching fresh highs in mid-February, US stocks subsequently plunged as the extraordinary measures employed to control COVID-19 raised fears of a severe global recession. The rapidly evolving crisis led to heightened volatility, with US stocks suffering two of the largest one-day falls since 1987 in March of 2020, along with the largest daily gain since 2008. Sentiment turned in the second quarter, with a sharp rally helping the S&P 500 Index record its strongest quarterly performance since 1998. At one point in June, US stocks had recouped all of their year-to-date losses, although stocks subsequently came off their best levels as a surge in new cases in southern and western states caused some re-opening measures to be rolled back towards quarter-end.

Portfolio Review

Relative performance results were due to positive stock selection, while sector allocation somewhat detracted over the reporting period. Selection across the real estate investment trusts (“REITs”) and industrials sectors boosted relative returns, and these gains were only partially offset by holdings in the consumer staples and utilities sectors, which failed to keep pace with benchmark shares. Within the benchmark index, just three of the index’s eleven GICS economic sectors—information technology, health care and consumer staples—delivered positive absolute returns. In contrast, the energy, financials, REITs and industrials sectors recorded double-digit negative returns over the trailing one-year period. The Fund’s overweight in energy and underweight in utilities detracted from relative returns, while an overweight in technology and underweight in financials contributed to performance results during the trailing twelve-month period.

Outlook

The US economy entered a recession during the second quarter of 2020. It may have already exited, according to the technical definition. The recovery may have started out looking like a “V”, but it has since flattened out below peak levels. Retail sales and industrial production, after falling by the most in at least 100 years, have bounced to still-unhealthy levels. There has been severe damage to employment, particularly among small businesses and concentrated in certain industries (leisure/hospitality, transportation, oil & gas), that may take a long time to recover from a workforce perspective. Policymakers, between the US Federal Reserve and Congress, have been aggressive and acted quickly. Going forward, people may remain hesitant to go out in large groups and risk aversion could remain high. Many doctors project a return of the virus in the fall, the uncertainty around which could also keep consumer and business spending in check. However, the extraordinary stimulus could become a tailwind once the peak has passed. In the longer term, we may find growth on an even lower trajectory than existed prior to the virus due to deglobalization of supply chains, which will likely slow down productivity growth and hurt corporate profitability.

Our team understands the importance of efficiently reacting to the ever-changing market in order to capitalize on opportunities and add strength and quality in our portfolios. We believe our focus on higher-quality companies that pay a dividend within an attractive price-value framework offers many compelling characteristics, from less volatility with income to the potential to protect against inflation via dividend growth. As active managers committed to researching fundamentals and evaluating a company’s prospects, we believe this approach will become critical in the current environment for clients seeking strong absolute returns and moderated volatility over the long term.

* Effective April 30, 2020, the Fund changed its name from “AllianzGI NFJ Dividend Value Fund” to “AllianzGI Dividend Value Fund”.

4	June 30, 2020 |	Annual Report

Unaudited

AllianzGI Dividend Value Fund (formerly AllianzGI NFJ Dividend Value Fund) (cont’d)

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Dividend Value Fund Class A	–8.54%	3.18%	8.87%	6.83%
AllianzGI Dividend Value Fund Class A (adjusted)	–13.56%	2.02%	8.25%	6.53%
AllianzGI Dividend Value Fund Class C	–9.17%	2.41%	8.05%	6.03%
AllianzGI Dividend Value Fund Class C (adjusted)	–9.97%	2.41%	8.05%	6.03%
AllianzGI Dividend Value Fund Class R	–8.70%	2.92%	8.59%	6.56%
AllianzGI Dividend Value Fund Class P	–8.23%	3.44%	9.14%	7.14%
AllianzGI Dividend Value Fund Institutional Class	–8.24%	3.53%	9.24%	7.25%
AllianzGI Dividend Value Fund Class R6	–8.12%	3.59%	9.30%	7.30%
AllianzGI Dividend Value Fund Administrative Class	–8.33%	3.29%	8.98%	6.98%
Russell 1000 Value Index	–8.84%	4.64%	10.41%	6.12%
Lipper Equity Income Funds Average	–5.32%	5.47%	9.98%	6.09%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 56-58 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares, 0.71% for Class R6 shares and 1.01% for Administrative Class shares. Theses ratios do not include an expense reduction, contractually agreed through at least August 31, 2020. The Fund’s expense ratios net of this reduction are 1.04% for Class A shares, 1.79% for Class C shares, 1.29% for Class R shares, 0.79% for Class P shares, 0.69% for Institutional Class shares, 0.64% for Class R6 shares and 0.94% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through June 30, 2020

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2020)

Banks	7.6%

Equity Real Estate Investment Trusts (REITS)	6.5%

Insurance	6.0%

Capital Markets	5.8%

Semiconductors & Semiconductor Equipment	5.6%

Pharmaceuticals	5.6%

Electric Utilities	4.7%

Oil, Gas & Consumable Fuels	4.1%

Other	53.1%

Cash & Equivalents — Net	1.0%

Annual Report	| June 30, 2020	5

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AllianzGI Dividend Value Fund (formerly AllianzGI NFJ Dividend Value Fund) (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$838.80	$835.80	$837.60	$839.80	$839.90	$840.50	$839.60

Expenses Paid During Period	$4.75	$8.17	$5.89	$3.61	$3.16	$2.93	$4.30

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$1,019.69	$1,015.96	$1,018.45	$1,020.93	$1,021.43	$1,021.68	$1,020.19

Expenses Paid During Period	$5.22	$8.97	$6.47	$3.97	$3.47	$3.22	$4.72

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.04% for Class A, 1.79% for Class C, 1.29% for Class R, 0.79% for Class P, 0.69% for Institutional Class, 0.64% for class R6 and 0.94% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366.

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Annual Report	| June 30, 2020	7

Unaudited

AllianzGI Emerging Markets Opportunities Fund

For the period of July 1, 2019 through June 30, 2020, as provided by Lu Yu, CFA, CIPM, Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2020, the Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Opportunities Fund (the “Fund”) returned -2.45%, outperforming the MSCI Emerging Markets Index (the “benchmark”), which returned -3.39%.

Market Overview

Emerging market equities were influenced by rapidly shifting macroeconomic conditions during the annual reporting period in light of moderating global growth expectations and impact from the coronavirus (COVID-19).

Emerging markets equities initially declined in July and August 2019 due to concerns of slowing global demand, the strength of the US dollar and reescalation of the US/China trade war. The asset class advanced in September and October 2019 amid signs of easing trade tensions as well as via interest rate cuts from central banks in both developed and developing economies. After a flat performance in November 2019, the positive asset class performance accelerated in December 2019 thanks in part to the agreement of a “phase one” trade deal between the US and China coupled with a rebound in global growth expectations. The economic outlook then shifted suddenly as emerging market equities declined meaningfully in the January to March 2020 period, crippled by the spread COVID-19 and global economic growth ground to a standstill. The market decline reversed in April as the prior draconian measures which were employed to curtail the novel coronavirus were gradually lifted. After flat returns in May 2020, results in June 2020 were lifted amid optimism that the COVID-19 concerns which plagued the asset class were subsiding after unprecedented government and central bank support buoyed stocks, helping investors overcome fears of a second wave of infections.

Asian equities were the top performers with a 4.9% advance. Taiwan was the standout country in the region with a 21.9% gain thanks primarily to strength in the technology sector. Chinese equities were higher by 13.1% as the country was the first to be hit by the COVID-19 slowdown and subsequently the first to rebound once concerns were lessened. South Korea was modestly positive for the annual period while on the flip side Thailand and Indonesia were each down more than 23%. Emerging European stocks were collectively down 17.1%. Turkey was the best relative performer down 7.4%, while Russian shares were lower by 13% due primarily to lackluster energy demand. Higher risk countries, including Poland and Greece, declined 29.8% and 33.6% respectively. Latin American shares were broadly lower, down 32.5% for the annual period. Colombia dropped 40.7% and Chile declined 35.2%, as growth expectations slowed. Regional heavyweight Brazil was down 33.4% as falling commodity prices, slower global trade and the impact from COVID-19 depressed the country’s economic outlook.

Sector performance for the benchmark index was divergent, with 4 out of 11 sectors advancing. Health care was by far the top performer, advancing nearly 35% due to increased attention related to the search for tests, treatments and vaccines to tackle COVID-19. Information technology was up 25.1% due to resilient demand trends, followed by low double-digit gains in communication services and consumer discretionary sectors. Alternatively, cyclically-oriented sectors were the hardest hit, including financials which declined 25%. Energy, utilities, real estate, industrials and materials each declined double-digits during the annual reporting period.

Portfolio Review

The Fund seeks to deliver outperformance over time by investing in emerging market companies that are benefiting from change not yet fully reflected in the market, via the team’s behavioral finance-focused investment process. Results outpaced the benchmark thanks to bottom-up stock selection and a modest reduction in index-relative risk, which helped counteract the volatile environment for the asset class.

From a sector standpoint, strong bottom-up stockpicking in materials led results, thanks to selections in metals & mining and chemicals industries, followed by stock selection in communication services and consumer staples. An underweight to energy and financials aided relative performance results more modestly. Conversely, more conservative stock selection in consumer discretionary and information technology offset results for the annual period. From a country perspective, South Africa led returns thanks in part to positive results in gold stocks, with Russia, Malaysia and Thailand also among the outperformers. Alternatively, stock selection in South Korea, India and China detracted from performance during the annual reporting period.

Outlook

The combination of central bank easing, fiscal stimulus and business re-openings has seemingly shifted markets to a “risk on” mode in the near-term. Incremental buying activity from retail investors has furthered this impact, which has tended to emphasize lower quality and higher volatility stocks. We continue to believe that market sentiment will be heavily data-driven based upon COVID-19 news and the corresponding responses from governments globally. At present, the market optimism is positively influenced by expectations of a vaccine and slowing spread of COVID-19, leading to a resumption of global growth and a rebound in consumer spending. These expectations could change precipitously should sentiment shift in light of a spike in COVID-19 cases or should a prolonged low-growth environment become the norm.

We continue to construct the Fund’s portfolio on a bottom-up basis with conviction at the stock level. In addition, we apply a dual risk-budget, targeting a tracking error of 4-5% and lower forecast risk than the benchmark, which may help protect capital during down market periods and provide our clients with a greater level of return consistency. We believe investment results will be supported by earnings growth and our behavioral finance-focused investment process and focus on higher quality securities with attractive company fundamentals will be a driver of returns for the coming quarters.

8	June 30, 2020 |	Annual Report

Unaudited

AllianzGI Emerging Markets Opportunities Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Emerging Markets Opportunities Fund Class A	–2.45%	1.58%	3.60%	7.77%
AllianzGI Emerging Markets Opportunities Fund Class A (adjusted)	–7.81%	0.44%	3.02%	7.39%
AllianzGI Emerging Markets Opportunities Fund Class C	–3.16%	0.83%	2.83%	6.96%
AllianzGI Emerging Markets Opportunities Fund Class C (adjusted)	–4.12%	0.83%	2.83%	6.96%
AllianzGI Emerging Markets Opportunities Fund Class P	–2.23%	1.83%	3.86%	8.05%
AllianzGI Emerging Markets Opportunities Fund Institutional Class	–2.11%	1.94%	3.93%	8.18%
AllianzGI Emerging Markets Opportunities Fund Class R6	–2.04%	2.00%	3.99%	8.23%
MSCI Emerging Markets Index	–3.39%	2.86%	3.27%	7.85%
Lipper Emerging Markets Funds Average	–2.52%	2.71%	3.42%	7.64%

† The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 5/31/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 56-58 for more information. The Fund’s gross expense ratios are 1.61% for Class A shares, 2.36% for Class C shares, 1.36% for Class P shares, 1.26% for Institutional Class and 1.21% for Class R6 shares. These ratios do not include an expense reduction, contractually agreed through at least August 31, 2020. The Fund’s expense ratios net of these reductions and waivers are 1.26% for Class A shares, 2.01% for Class C shares, 1.01% for Class P shares, 0.91% for Institutional Class shares and 0.86% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through June 30, 2020

The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date.

Country/Location Allocation (as of June 30, 2020)

China	44.4%

Taiwan	16.7%

Korea (Republic of)	11.3%

India	7.9%

Russian Federation	4.8%

Thailand	3.0%

South Africa	2.7%

Brazil	2.3%

Other	6.1%

Cash & Equivalents — Net	0.8%

Annual Report	| June 30, 2020	9

Unaudited

AllianzGI Emerging Markets Opportunities Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$910.30	$906.80	$911.00	$911.40	$911.90

Expenses Paid During Period	$6.08	$9.62	$4.89	$4.42	$4.18

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$1,018.50	$1,014.77	$1,019.74	$1,020.24	$1,020.49

Expenses Paid During Period	$6.42	$10.17	$5.17	$4.67	$4.42

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.28% for Class A, 2.03% for Class C, 1.03% for Class P, 0.93% for Institutional Class and 0.88% for Class R6), multiplied by the average account value over the period, multiplied by 182/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

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Annual Report	| June 30, 2020	11

Unaudited

AllianzGI Focused Growth Fund

For the period of July 1, 2019 through June 30, 2020, as provided by Karen Hiatt, CFA, Lead Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2020, the Class A shares at net asset value (“NAV”) of the AllianzGI Focused Growth Fund (the “Fund”) returned 24.76%, outperforming the Russell 1000 Growth Index (the “benchmark”), which returned 23.28%.

Market Overview

Despite the abrupt sell-off in the first quarter of 2020, sparked by the COVID-19 pandemic, US equities delivered solid gains over the full period. After a strong finish to 2019 and touching fresh highs in mid-February, US stocks subsequently plunged as the extraordinary measures employed to control COVID-19 raised fears of a severe global recession. The rapidly evolving crisis led to heightened volatility, with US stocks suffering two of the largest one-day falls since 1987 in March 2020, along with the largest daily gain since 2008. Sentiment turned in the second quarter, with a sharp rally helping the S&P 500 Index record its strongest quarterly performance since 1998. At one point in June, US stocks had recouped all of their year-to-date losses, although stocks subsequently came off their best levels as a surge in new cases in southern and western states caused some re-opening measures to be rolled back towards quarter-end.

Portfolio Review

The Fund’s relative performance was helped by overweight positions in health care stocks such as Dexcom, Horizon Therapeutics, and Tandem Diabetes Care. These companies are benefiting from secular tailwinds despite the challenging economic backdrop. Other top relative contributors included an underweight position to Boeing and not owning Cisco Systems.

Conversely, relative performance was negatively impacted by overweights to General Electric and Broadcom, as both companies saw significant declines due to the adverse economic conditions caused by the COVID-19 pandemic. In addition, the Fund’s underweight to Apple weighed on relative performance. Apple is the second largest position in the Fund, though it remains underweight versus the benchmark’s large position. Other detractors included overweight positions to Anthem and L3Harris Technologies.

From a sector allocation perspective, underweight positions in the consumer staples and consumer discretionary sectors helped relative performance. Conversely, overweight positions in the health care and financials sectors hurt relative performance.

Outlook

While equity markets have rallied off the lows, significant uncertainty remains over the months ahead. With quarantine measures being lifted or relaxed around the world, we believe that the pace of the economic recovery will depend on how quickly businesses can ramp back up and how consumers will respond. Unfortunately, the growth of new COVID-19 cases is accelerating in several states across the US, which will likely slow the pace of an economic recovery.

Central banks around the world have reduced interest rates and increased asset purchases in hopes of softening the economic impact. Additionally, massive fiscal stimulus packages are being implemented to help consumers and businesses weather the downturn. While it is too early to predict the ultimate economic impact of the virus outbreak, we believe these stimulus measures should boost business and consumer spending over the long term, which should benefit equity markets.

From a stock perspective, we believe there will be winners and losers as business and consumer behavior changes. As we evaluate investment opportunities, we believe it is critical to be highly selective in these times to ensure that growth and balance sheet strength are sustainable. Our focus continues to be on applying rigorous fundamental research to identify companies with strong balance sheets, under-appreciated growth prospects, and attractive risk-reward characteristics.

12	June 30, 2020 |	Annual Report

Unaudited

AllianzGI Focused Growth Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Focused Growth Fund Class A	24.76%	14.41%	16.43%	11.65%
AllianzGI Focused Growth Fund Class A (adjusted)	17.89%	13.12%	15.77%	11.47%
AllianzGI Focused Growth Fund Class C	23.79%	13.53%	15.54%	10.81%
AllianzGI Focused Growth Fund Class C (adjusted)	22.79%	13.53%	15.54%	10.81%
AllianzGI Focused Growth Fund Class R	24.43%	14.10%	16.13%	11.30%
AllianzGI Focused Growth Fund Class P	25.03%	14.67%	16.71%	11.95%
AllianzGI Focused Growth Fund Institutional Class	25.15%	14.79%	16.82%	12.06%
AllianzGI Focused Growth Fund Class R6	25.22%	14.84%	16.88%	12.12%
AllianzGI Focused Growth Fund Administrative Class	24.87%	14.50%	16.54%	11.78%
Russell 1000 Growth Index	23.28%	15.89%	17.23%	11.45%
Lipper Large-Cap Growth Funds Average	20.82%	14.32%	15.87%	7.98%

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 56-58 for more information. The Fund’s gross expense ratios are 1.12% for Class A shares, 1.87% for Class C shares, 1.37% for Class R shares, 0.87% for Class P shares, 0.77% for Institutional Class, 0.72% for Class R6 shares, and 1.02% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least August 31, 2020. The Fund’s expense ratios net of this reduction are 1.00% for Class A shares, 1.77% for Class C shares, 1.27% for Class R shares, 0.77% for Class P shares, 0.67% for Institutional Class shares, 0.62% for Class R6 shares, and 0.92% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through June 30, 2020

The Fund began operations on 2/24/84. Benchmark performance comparisons began on 2/29/84.

Country/Location Allocation (as of June 30, 2020)

IT Services	16.0%

Software	14.6%

Technology Hardware, Storage & Peripherals	8.5%

Pharmaceuticals	7.4%

Interactive Media & Services	7.2%

Internet & Direct Marketing Retail	7.2%

Semiconductors & Semiconductor Equipment	5.7%

Specialty Retail	5.1%

Other	27.6%

Cash & Equivalents — Net	0.7%

Annual Report	| June 30, 2020	13

Unaudited

AllianzGI Focused Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$1,134.90	$1,130.40	$1,133.20	$1,136.10	$1,136.60	$1,136.90	$1,135.10

Expenses Paid During Period	$5.26	$9.33	$6.69	$4.05	$3.52	$3.25	$4.84

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$1,019.94	$1,016.10	$1,018.59	$1,021.07	$1,021.57	$1,021.83	$1,020.33

Expenses Paid During Period	$4.98	$8.83	$6.33	$3.83	$3.33	$3.07	$4.58

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (0.99% for Class A, 1.76% for Class C, 1.26% for Class R, 0.76% for Class P, 0.66% for Institutional Class, 0.61% for Class R6 and 0.91% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366.

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Annual Report	| June 30, 2020	15

Unaudited

AllianzGI Global Small-Cap Fund

For the period of July 1, 2019 through June 30, 2020, as provided by Andrew Neville, Lead Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2020, the Class A shares at net asset value (“NAV”) of the AllianzGI Global Small-Cap Fund (the “Fund”) returned -2.20%, outperforming the MSCI World Small-Cap Index (the “benchmark”), which returned -5.18%.

Market Overview

Global equities overcame a sharp set-back in August 2019 to deliver robust gains over the second half of 2019. In the first quarter of 2020 global equities suffered when the COVID-19 pandemic spread worldwide. After suffering their worst quarter since the 2008 financial crisis, global stocks rebounded strongly in the second quarter, helped by growing optimism over economic recovery as well as unprecedented government and central bank support.

Portfolio Review

The Fund represents the highest conviction names from four underlying regional small cap strategies: US, Europe, Japan, and Asia ex-Japan. Stock selection is the key driver of relative returns as the regional allocation of the fund is neutral to the benchmark and there are risk controls to ensure sector deviations do not become too large.

In absolute terms, three of four small cap markets showed losses. US small caps registered the strongest losses followed by small caps from the Asia ex Japan and finally Europe. Japanese small caps closed with gains. In relative terms, all portfolios were able to outperform their local markets with outperformance strongest in the Asia ex Japan sleeve portfolio, followed by the US, Japan and finally Europe.

The Fund’s outperformance was driven by both stock selection and sector allocation, with the latter particularly due to the strategy’s strong underweight of energy and financials, and overweight to the information technology (“IT”) and health care sectors. On the other hand, the overweight in communication services and the underweight in materials and utilities were a light drag on relative performance. Strongest contributions came from stock selection within IT, financials, and communication services. Selection within the materials, industrials, and consumer discretionary was mostly negative.

The largest contributors to performance were Horizon Therapeutics and Teladoc (both US) particularly positively impacted performance. Horizon Therapeutics is an established biopharmaceutical company that focuses on orphan, rheumatology and inflammation treatments. The stock was higher, as Horizon’s Krystexxa (gout treatment) and Tepezza (thyroid eye disease treatment) demonstrated strong growth trajectories and adoption. Teladoc provides health care telemedicine services on-demand. The company’s already strong telemedicine presence was further bolstered by today’s COVID-19 environment.

The largest detractors to performance were Merit Medical (US) a global healthcare company. Management executed poorly in launching new products and the company’s attempt to bolster margins through vertically integrating product parts did not work. We sold the holding in the third quarter of 2019. Another detractor was Chart Industries (US). The company operates as a global manufacturer of equipment used in the production, storage, and end-use of hydrocarbon and industrial gases. The company reported an unconvincing outlook in April. We sold the holding in the second quarter of 2020.

Outlook

Even though the global economy is currently experiencing a deep recession, the outlook for equity investments has recently improved. In particular, several leading indicators have recovered considerably. Moreover, financial conditions have improved as central banks have flooded the markets with liquidity and governments have provided financial support. The full impact of the crisis on growth and corporate profits will not be felt until sometime during the coming months. We believe that small cap performance globally will be influenced by both the economic conditions and stimulus measures and the resulting balance between the two. The Fund will continue to focus on high quality growth stocks (stock selection) that aim to deliver outperformance above the benchmark.

16	June 30, 2020 |	Annual Report

Unaudited

AllianzGI Global Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Small-Cap Fund Class A	–2.20%	2.97%	10.64%	9.19%
AllianzGI Global Small-Cap Fund Class A (adjusted)	–7.58%	1.81%	10.01%	8.93%
AllianzGI Global Small-Cap Fund Class C	–2.92%	2.20%	9.81%	8.39%
AllianzGI Global Small-Cap Fund Class C (adjusted)	–3.81%	2.20%	9.81%	8.39%
AllianzGI Global Small-Cap Fund Class P	–1.96%	3.23%	10.91%	9.50%
AllianzGI Global Small-Cap Fund Institutional Class	–1.84%	3.33%	11.02%	9.61%
MSCI World Small-Cap Index	–5.18%	4.26%	9.45%	7.33%
Lipper Global Small-/Mid-Cap Funds Average	0.20%	5.33%	9.43%	7.54%

† The Fund began operations on 12/31/96. Benchmark and Lipper comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 56-58 for more information. The Fund’s expense ratios are 1.62% for Class A shares, 2.37% for Class C shares, 1.37% for Class P shares and 1.27% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through June 30, 2020

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Country/Location Allocation (as of June 30, 2020)

United States	58.2%

Japan	12.4%

United Kingdom	6.9%

Germany	4.1%

Switzerland	2.6%

Australia	2.5%

France	2.1%

Netherlands	1.3%

Other	8.6%

Cash & Equivalents — Net	1.3%

Annual Report	| June 30, 2020	17

Unaudited

AllianzGI Global Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$ 938.30	$ 934.70	$ 939.40	$ 939.90

Expenses Paid During Period	$ 7.81	$ 11.40	$ 6.61	$ 6.13

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$1,016.81	$1,013.08	$1,018.05	$1,018.55

Expenses Paid During Period	$ 8.12	$ 11.86	$ 6.87	$ 6.37

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.62% for Class A, 2.37% for Class C, 1.37% for Class P and 1.27% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/366.

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Annual Report	| June 30, 2020	19

Unaudited

AllianzGI Health Sciences Fund

For the period of July 1, 2019 through June 30, 2020, as provided by Peter Pirsch, CFA, Lead Portfolio Manager.

Fund Insights

Performance Overview

For the twelve-month period ended June 30, 2020, the Class A shares at net asset value (“NAV”) of the AllianzGI Health Sciences Fund (the “Fund”) returned 13.37%, underperforming the MSCI World Health Care Index (the “benchmark”), which returned 13.87%.

Market Overview

Equities globally were influenced by rapidly shifting macroeconomic conditions during the annual reporting period in light of moderating global growth expectations and impact from the coronavirus (COVID-19).

Initially, the benchmark posted flat to slightly negative returns in the July to September 2019 time frame as the strength of the US dollar, a seasonal slowdown in summer trading activity and tensions between the US and China impacted equity prices. Sentiment was lifted in the October to December 2019 period by a plethora of interest rate cuts across the developed and emerging markets, better-than-expected corporate earnings and optimism over a “phase one” trade deal between the US and China, leading to three consecutive months of mid-single-digit gains. The global economic outlook then shifted suddenly as equities declined meaningfully in the January to March 2020 period, crippled by the spread of COVID-19, and global economic growth ground to a standstill. Health care stocks were relative beneficiaries during this period as investors sought safety and potential beneficiaries of the COVID-19 pandemic. The market decline reversed in April as the prior draconian measures which were employed to curtail the virus were gradually lifted. After positive results in May 2020, the benchmark declined in June 2020 as investors sought pro-cyclical stocks due to optimism that the COVID-19 concerns which plagued markets globally were subsiding thanks to unprecedented government and central bank support buoying stocks and helping investors overcome fears of a second wave of infections.

Results for the benchmark were higher across the board with all six industries posting gains. Health care technology and biotechnology were the top performers, each advancing in excess of 30% during the reporting period. Conversely, health care equipment saw a relative decline in demand due to the focus on COVID-19 testing, therapeutics and vaccines, and managed to post a 9.4% gain. Pharmaceuticals, the biggest weight in the benchmark, were higher by 11.0%.

Portfolio Review

The Fund seeks to deliver outperformance over time via a conviction portfolio via the implementation of a top-down and bottom-up investment process focused on rigorous fundamental analysis.

During the annual performance period, the Fund’s performance slightly trailed the benchmark due primarily to allocation decisions. From an industry standpoint, strong bottom-up stockpicking in pharmaceuticals contributed to results as did stock selection in health care provider & services and health care equipment & supplies. Conversely, a modest underweight and more conservative selection in biotechnology detracted from results. The underweight to life sciences tools and health care technology, the benchmark’s top industry performer, offset performance more moderately. Country results were aided by stock selection in the United States, followed by bottom-up selections in the United Kingdom and Canada. Meanwhile, Switzerland and Japan were the primary laggards due to more conservative stock selection.

The top performer during the reporting period was Horizon Therapeutics Plc, a developer and acquirer of late-stage biopharmaceutical therapies for the treatment of pain and inflammation as well as specialty and orphan diseases. Shares advanced thanks in part to the company meaningfully increasing forecasts for its ongoing drug launch used to combat thyroid eye disease. Continuous glucose monitoring device company DexCom Inc. and clinical stage immuno-oncology company Forty Seven Inc. were also among the top performers thanks to positive stock selection. Meanwhile, a relative underweight allocation to Eli Lilly & Co. offset results, due in part to positive earnings results and the potential benefit from breast cancer and Alzheimer solutions. An overweight allocation to medical device maker Boston Scientific and stock selection in respiratory device maker Vapotherm Inc. also detracted from performance results during the annual reporting period.

Outlook

Looking forward, we are optimistic about the opportunities in health care over the next year thanks to a combination of improving investor demand and the sector’s defensive-growth nature. Health care stocks have been key beneficiaries of the COVID-19 pandemic as investors are seeking solutions in terms of testing, therapeutics and vaccines. The ongoing pandemic will likely have multiple waves of severity and prevalence before we see an effective, safe and mass produced vaccine or herd immunity. As such, we will tactically shift the portfolio as we see risk reward ebb and flow with these waves of outbreak. With respect to the US election, we continue to believe that regardless of whether Donald Trump or Joe Biden is chosen as President, the most logical outcome post the 2020 US election is “status quo” with respect to “Medicare for all” or even a modest expansion of “Obamacare”, which would be viewed positively for the sector. Longer-term, our focus continues to be on what we believe are the significant durable growth drivers for health care which are largely driven by drug and cost-containment innovation.

20	June 30, 2020 |	Annual Report

Unaudited

AllianzGI Health Sciences Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Health Sciences Fund Class A	13.37%	6.50%	14.64%	11.70%
AllianzGI Health Sciences Fund Class A (adjusted)	7.14%	5.30%	13.99%	11.44%
AllianzGI Health Sciences Fund Class C	12.52%	5.71%	13.79%	10.87%
AllianzGI Health Sciences Fund Class C (adjusted)	11.52%	5.71%	13.79%	10.87%
AllianzGI Health Sciences Fund Institutional Class	13.76%	6.88%	15.04%	12.12%
MSCI World Health Care Index	13.87%	6.76%	13.59%	8.78%
Lipper Health/Biotechnology Funds Average	16.99%	6.54%	16.49%	10.66%

† The Fund began operations on 12/31/96. Benchmark and Lipper comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 56-58 for more information. The Fund’s expense ratios are 1.47% for Class A shares, 2.22% for Class C shares and 1.12% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through June 30, 2020

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2020)

Pharmaceuticals	45.7%

HealthCare Equipment & Supplies	17.7%

Biotechnology	16.0%

HealthCare Providers & Services	12.7%

Life Sciences Tools & Services	3.7%

Cash & Equivalents — Net	4.2%

Annual Report	| June 30, 2020	21

Unaudited

AllianzGI Health Sciences Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Institutional Class

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$1,013.60	$1,009.90	$1,015.50

Expenses Paid During Period	$7.31	$11.04	$5.56

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Institutional Class

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$1,017.60	$1,013.87	$1,019.34

Expenses Paid During Period	$7.32	$11.07	$5.57

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.46% for Class A, 2.21% for Class C and 1.11% for Institutional Class ), multiplied by the average account value over the period, multiplied by 182/366.

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Annual Report	| June 30, 2020	23

Unaudited

AllianzGI Income & Growth Fund

For the period of July 1, 2019 through June 30, 2020, as provided by Douglas G. Forsyth, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2020, the Class A shares at net asset value (“NAV”) of the AllianzGI Income & Growth Fund (the “Fund”) returned 7.08%. During the same period, the S&P 500 Index increased 7.51% and the overall U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, rose 8.74%. The convertible universe returned 15.34%, as measured by the ICE BofA US Convertible Index; and high yield bonds, as measured by the ICE BofA US High Yield Master II Index, declined -1.10%. Lastly, the Russell 1000 Growth Index gained 23.28%.

Market Overview

Risk assets gained throughout 2019 and into early 2020 before selling off aggressively in late February and throughout much of March as the COVID-19 outbreak intensified and the short-term trajectory of the global economy and corporate profitability became highly uncertain. Coinciding with unprecedented monetary and fiscal policy responses, equities, convertible securities and high-yield bonds rebounded into reporting period-end. Stabilizing Investor confidence, improving economic data and vaccine hopes were also market supportive.

The US Federal Reserve’s (“Fed”) response was designed to ensure the normal functioning and stabilization of US credit markets and also extraordinary in terms of its swiftness, scope, and willingness to do more. Fed Chairman Jerome Powell communicated the Fed’s commitment to using its full range of tools, including keeping rates near zero until the end of 2022 at the earliest and buying US Treasuries and mortgage-backed securities at its current pace at a minimum, to ensure as strong an economic recovery as possible.

The fiscal response was also immediate with President Trump signing into law several bills including the $2.2 trillion Coronavirus Aid, Relief & Security Act. To further support the economy, the administration was in the process of weighing additional measures including bill extensions, a second stimulus package and an infrastructure spending plan.

As anticipated, the economy decelerated and the unemployment rate surged. However, economic data released throughout the second quarter improved as lock-downs, travel restrictions and social-distancing measures eased. Payrolls, jobless claims, housing-related statistics, retail sales, consumer sentiment and manufacturing data all signaled economic stabilization.

The first-quarter earnings season was weak and management outlooks provided limited visibility into the business climate for the second quarter. Most companies remained focused on cash management, cost controls and liquidity.

Portfolio Review

The Fund provided consistent income—the primary goal of the strategy—and a positive total return over the twelve-month reporting period. Equity holdings had the greatest positive impact on the Fund’s performance followed by convertible securities exposure, while high-yield bond positions on balance weighed on performance.

Information technology, consumer discretionary and health care were the top-contributing sectors among equities. Conversely, the industrials, energy and consumer staples sectors detracted.

Outperforming convertible exposure included technology, consumer discretionary and health care, while energy, materials and utilities underperformed.

Among high-yield holdings, industries exhibiting strength included cable & satellite TV technology & electronics and media content. In contrast, aerospace/defense, theaters & entertainment and chemicals were sources of weakness.

Over the reporting period, many option positions expired below strike and the portfolio was able to retain the set premiums. The number of equities with a covered call structure fluctuated over the trailing twelve months concurrent with changes in realized volatility.

Outlook

While uncertainty remains elevated, visibility around the macro outlook and corporate profitability improved throughout the quarter.

Extraordinary monetary and fiscal policy measures instituted by the Fed and the US government have begun to stabilize the US economy and financial markets. Furthermore, Chairman Powell and US Treasury Secretary Mnuchin have pledged additional support to accelerate the recovery.

In our view, ongoing monetary and fiscal stimulus in conjunction with a healthy US consumer, the easing of pandemic-related restrictions and the reopening of America should lead to a resumption of expanded economic activity.

With economic progress, we believe corporate profits should trough and begin to recover over the second half of the year and into 2021. In our view, US companies are not only positioned to benefit from direct Fed programs and US government fiscal support but also from a significant boost in operating leverage as strengthening demand is met with productivity gains.

Against this backdrop, a number of risks need to be monitored, including geopolitical tensions, US elections and localized shutdowns due to virus waves and public health concerns.

24	June 30, 2020 |	Annual Report

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Income & Growth Fund Class A	7.08%	6.64%	8.79%	6.87%
AllianzGI Income & Growth Fund Class A (adjusted)	1.19%	5.44%	8.18%	6.42%
AllianzGI Income & Growth Fund Class C	6.31%	5.87%	7.98%	6.07%
AllianzGI Income & Growth Fund Class C (adjusted)	5.33%	5.87%	7.98%	6.07%
AllianzGI Income & Growth Fund Class R	6.81%	6.39%	8.52%	6.61%
AllianzGI Income & Growth Fund Class P	7.32%	6.91%	9.07%	7.15%
AllianzGI Income & Growth Fund Institutional Class	7.44%	7.01%	9.17%	7.25%
S&P 500 Index	7.51%	10.73%	13.99%	8.36%
Bloomberg Barclays U.S. Aggregate Bond Index	8.74%	4.30%	3.82%	4.51%
Lipper Flexible Portfolio Funds Average	–1.05%	3.27%	6.18%	4.29%

† The Fund began operations on 2/28/07. Benchmark and Lipper comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 56-58 for more information. The Fund’s gross expense ratios are 1.29% for Class A shares, 2.04% for Class C shares, 1.54% for Class R shares, 1.04% for Class P shares and 0.94% for Institutional Class shares. These ratios do not include an expense reduction, contractually agreed through at least August 31, 2020. The Fund’s expense ratios net of this reduction are 1.28% for Class A shares, 2.03% for Class C shares, 1.53% for Class R shares, 1.03% for Class P shares and 0.93% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through June 30, 2020

The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2020)

Software	11.4%

Internet	4.8%

Media	4.7%

Pharmaceuticals	3.8%

Semiconductors & Semiconductor Equipment	3.3%

Semiconductors	3.2%

IT Services	3.2%

Telecommunications	3.1%

Other	58.7%

Cash & Equivalents — Net	3.8%

S&P Ratings* (as of June 30, 2020)

*

As a percentage of fixed-income investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Fund’s consideration of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Securities not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Annual Report	| June 30, 2020	25

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AllianzGI Income & Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$1,011.30	$1,008.00	$1,010.00	$1,012.20	$1,012.50

Expenses Paid During Period	$6.35	$10.08	$7.60	$5.10	$4.60

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$1,018.55	$1,014.82	$1,017.30	$1,019.79	$1,020.29

Expenses Paid During Period	$6.37	$10.12	$7.62	$5.12	$4.62

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.27% for Class A, 2.02% for Class C, 1.52% for Class R, 1.02% for Class P and 0.92% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/366.

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Annual Report	| June 30, 2020	27

Unaudited

AllianzGI International Value Fund (formerly AllianzGI NFJ International Value Fund)*

For the period July 1, 2019 through June 30, 2020, as provided by the Value Equity US team.

Fund Insights

For the twelve-month period ended June 30, 2020, the Class A shares at net asset value (“NAV”) of the AllianzGI International Value Fund (the “Fund”) returned -6.66%, underperforming the MSCI AC World Index ex USA (the “benchmark”), which returned -4.80%.

Market overview

International equities overcame a sharp set-back in August of 2019 to deliver robust gains over the second half of 2019. The rally meant many equity markets recorded their strongest annual gains in several years, with many markets closing the year at or near fresh/multi-month highs. Sentiment was lifted by a plethora of interest rate cuts across the developed and developing world, better-than-expected corporate earnings and optimism over a “phase one” trade deal between the US and China. In contrast, the first six months of 2020 were volatile for international equities. After a steady start to 2020, global stocks changed direction in mid-February as the COVID-19 outbreak started to spread beyond China. The sell-off gathered pace in March of 2020 as the draconian measures employed to curtail the virus caused the global economy to ground to a standstill, triggering fears of a severe global recession. After suffering their worst quarter since the 2008 financial crisis, global stocks rebounded in the second quarter, helped by growing optimism over economic recovery as well as unprecedented government and central bank support. However, while the second-quarter rally shrunk the size of year-to-date losses, most markets still closed the six-month period lower.

Portfolio review

Relative performance results over the reporting period were due to negative sector and country allocations, which were only partially offset by positive stock selection. Selection across the real estate investment trusts (“REITs”) and materials sectors boosted relative returns. These gains were only modestly dampened by holdings in the technology and consumer discretionary sectors, which failed to keep pace with benchmark shares. The Fund’s overweight in financials detracted from relative returns while an overweight in technology contributed to performance during the trailing twelve-month period. By country, selection was positive across Hong Kong and Singapore, while the Fund realized negative selection from holdings based in the UK and the Netherlands. Overweight exposures across the UK and Singapore detracted over the reporting period. In contrast, overweight positions in China and Ireland boosted relative performance.

Outlook

Emerging markets surged toward the end of the reporting period, and while this region may be disproportionately hit by the COVID-19 pandemic, over the longer term our team believes that the emerging markets space remains a source for attractive investment opportunities—with the caveat that investors have to differentiate between countries more than ever. The US Federal Reserve has pledged to keep rates low for longer, and China’s central bank is working with lowered reserve requirements. In particular, China’s economy has resumed economic growth, appearing to have the COVID-19 virus under control. And while its exporters may still suffer from reduced demand from the US recession, the IMF now projects China’s economy to grow in 2020 for the full year—one of the only major economies expected to do so.

Undoubtedly, there is volatility attached to trading in today’s markets. However, we believe a focus on quality and valuations can uncover buying opportunities. To this end, our team is focused on companies with strong fundamentals and industry leaders with clean balance sheets that are effectively “on sale,” trading at discounts to where we could have bought them before the coronavirus pandemic. Furthermore, with interest rates likely to remain low for an extended period, dividend payers and companies that can grow their dividends could offer additional strength.

* Effective April 30, 2020, the Fund changed its name from “AllianzGI NFJ international Value Fund” to “AllianzGI international Value Fund”.

28	June 30, 2020 |	Annual Report

Unaudited

AllianzGI International Value Fund (formerly AllianzGI NFJ International Value Fund) (cont’d)

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI International Value Fund Class A	–6.66%	–2.70%	2.07%	7.25%
AllianzGI International Value Fund Class A (adjusted)	–11.79%	–3.80%	1.50%	6.90%
AllianzGI International Value Fund Class C	–7.33%	–3.41%	1.32%	6.46%
AllianzGI International Value Fund Class C (adjusted)	–8.25%	–3.41%	1.32%	6.46%
AllianzGI International Value Fund Class R	–6.89%	–2.94%	1.83%	7.00%
AllianzGI International Value Fund Class P	–6.45%	–2.47%	2.33%	7.54%
AllianzGI International Value Fund Institutional Class	–6.33%	–2.36%	2.43%	7.64%
AllianzGI International Value Fund Class R6	–6.28%	–2.32%	2.48%	7.69%
AllianzGI International Value Fund Administrative Class	–6.58%	–2.60%	2.19%	7.38%
MSCI AC World Index ex USA	–4.80%	2.26%	4.97%	7.25%
Lipper International Large-Cap Core Funds Average	–5.47%	0.40%	4.65%	6.60%

† The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 1/31/03.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 56-58 for more information. The Fund’s gross expense ratios are 1.38% for Class A shares, 2.13% for Class C shares, 1.63% for Class R shares, 1.13% for Class P shares, 1.03% for Institutional Class shares, 0.98% for Class R6 shares and 1.28% for Administrative Class shares. Theses ratios do not include an expense reduction, contractually agreed through at least August 31, 2020. The Fund’s expense ratios net of this reduction are 1.31% for Class A shares, 2.06% for Class C shares, 1.56% for Class R shares, 1.06% for Class P shares, 0.96% for Institutional Class shares, 0.91% for Class R6 shares and 1.21% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through June 30, 2020

The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date.

Country/Location Allocation (as of June 30, 2020)

China	15.6%

Japan	10.0%

France	9.2%

United Kingdom	8.3%

Canada	7.6%

Switzerland	6.9%

United States	6.8%

Germany	5.2%

Other	28.0%

Cash & Equivalents — Net	2.4%

Annual Report	| June 30, 2020	29

Unaudited

AllianzGI International Value Fund (formerly AllianzGI NFJ International Value Fund) (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$879.20	$876.00	$878.30	$880.00	$880.70	$880.90	$879.80

Expenses Paid During Period	$6.03	$9.52	$7.19	$4.86	$4.40	$4.16	$5.56

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$1,018.45	$1,014.72	$1,017.21	$1,019.69	$1,020.19	$1,020.44	$1,018.95

Expenses Paid During Period	$6.47	$10.22	$7.72	$5.22	$4.72	$4.47	$5.97

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.29% for Class A, 2.04% for Class C, 1.54% for Class R, 1.04% for Class P, 0.94% for Institutional Class , 0.89% for Class R6 and 1.19% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366.

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Annual Report	| June 30, 2020	31

Unaudited

AllianzGI Large-Cap Value Fund (formerly AllianzGI NFJ Large-Cap Value Fund)*

For the period July 1, 2019 through June 30, 2020, as provided by the Value Equity US team.

Fund Insights

For the twelve-month period ended June 30, 2020, the Class A shares at net asset value (“NAV”) of the AllianzGI Large-Cap Value Fund (the “Fund”) returned -5.71%, outperforming the Russell 1000 Value Index (the “benchmark”), which returned -8.84%.

Market overview

US equities posted double-digit gains in the second half of 2019, closing the year with the strongest annual returns since 2013. Despite a notable set-back in August of 2019, major indices hit a series of fresh highs as risk appetite was boosted by lower interest rates and a “phase one” trade deal between the US and China. Corporate earnings also beat, albeit lowered, expectations. Growth stocks continued to outperform value ones. The investment landscape shifted quickly when the 11-year bull market in the US finally ended in the first quarter of 2020. After touching fresh highs in mid-February, US stocks subsequently plunged as the extraordinary measures employed to control COVID-19 raised fears of a severe global recession. The rapidly evolving crisis led to heightened volatility, with US stocks suffering two of the largest one-day falls since 1987 in March of 2020, along with the largest daily gain since 2008. Sentiment turned in the second quarter, with a sharp rally helping the S&P 500 Index record its strongest quarterly performance since 1998. At one point in June 2020, US stocks had recouped all of their year-to-date losses, although stocks subsequently came off their best levels as a surge in new cases in southern and western states caused some re-opening measures to be rolled back towards quarter-end.

Portfolio review

Relative performance results were due to positive stock selection, while sector allocation modestly detracted over the reporting period. Selection across the technology and consumer discretionary sectors boosted relative returns, and these gains were only partially offset by holdings in the consumer staples and health care sectors, which failed to keep pace with benchmark shares. Within the benchmark index, just three of the index’s eleven GICS economic sectors—information technology, health care and consumer staples—delivered positive absolute returns. In contrast, the energy, financials, real estate investment trusts (“REITs”) and industrials sectors recorded double-digit negative returns over the trailing one-year period. The Fund’s overweight in energy and underweight in utilities detracted from relative returns, while an overweight in technology and underweight in financials contributed to performance results during the trailing twelve-month period.

Outlook

The US economy entered a recession during the second quarter. It may have already exited, according to the technical definition. The recovery may have started out looking like a “V”, but it has since flattened out below peak levels. Retail sales and industrial production, after falling by the most in at least 100 years, have bounced to still-unhealthy levels. There has been severe damage to employment, particularly among small businesses and concentrated in certain industries (leisure/hospitality, transportation, oil & gas), that may take a long time to recover from a workforce perspective. Policymakers, between the Fed and Congress, have been aggressive and acted quickly. Going forward, people may remain hesitant to go out in large groups and risk aversion could remain high. Many doctors project a return of the virus in the fall, the uncertainty around which could also keep consumer and business spending in check. However, the extraordinary stimulus could become a tailwind once the peak has passed. In the longer term, we may find growth on an even lower trajectory than existed prior to the virus due to deglobalization of supply chains, which will likely slow down productivity growth and hurt corporate profitability.

Our team understands the importance of efficiently reacting to the ever-changing market in order to capitalize on opportunities and add strength and quality in our portfolios. We believe our focus on higher-quality companies that pay a dividend within an attractive price-value framework offers many compelling characteristics, from less volatility with income to the potential to protect against inflation via dividend growth. As active managers committed to researching fundamentals and evaluating a company’s prospects, we believe this approach will become critical in the current environment for clients seeking strong absolute returns and moderated volatility over the long term.

* Effective April 30, 2020, the Fund changed its name from “AllianzGI NFJ Large-Cap Value Fund” to “AllianzGI Large-Cap Value Fund”.

32	June 30, 2020 |	Annual Report

Unaudited

AllianzGI Large-Cap Value Fund (formerly AllianzGI NFJ Large-Cap Value Fund) (cont’d)

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Large-Cap Value Fund Class A	–5.71%	4.83%	9.93%	6.71%
AllianzGI Large-Cap Value Fund Class A (adjusted)	–10.90%	3.65%	9.31%	6.41%
AllianzGI Large-Cap Value Fund Class C	–6.41%	4.04%	9.10%	5.92%
AllianzGI Large-Cap Value Fund Class C (adjusted)	–7.32%	4.04%	9.10%	5.92%
AllianzGI Large-Cap Value Fund Class R	–5.92%	4.58%	9.65%	6.47%
AllianzGI Large-Cap Value Fund Class P	–5.45%	5.10%	10.20%	7.03%
AllianzGI Large-Cap Value Fund Institutional Class	–5.36%	5.20%	10.32%	7.14%
AllianzGI Large-Cap Value Fund Administrative Class	–5.62%	4.93%	10.04%	6.86%
Russell 1000 Value Index	–8.84%	4.64%	10.41%	6.12%
Lipper Large-Cap Value Funds Average	–6.99%	4.60%	9.92%	5.73%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 56-58 for more information. The Fund’s expense ratios are 1.12% for Class A shares, 1.87% for Class C shares, 1.37% for Class R shares, 0.87% for Class P shares, 0.77% for Institutional Class shares and 1.02% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through June 30, 2020

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2020)

Banks	9.4%

Equity Real Estate Investment Trusts (REITs)	5.4%

Capital Markets	5.2%

Semiconductors & Semiconductor Equipment	4.9%

Insurance	4.7%

Pharmaceuticals	4.5%

Oil, Gas & Consumable Fuels	4.5%

Software	4.3%

Other	55.3%

Cash & Equivalents — Net	1.8%

Annual Report	| June 30, 2020	33

Unaudited

AllianzGI Large-Cap Value Fund (formerly AllianzGI NFJ Large-Cap Value Fund) (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$859.70	$856.40	$858.70	$860.80	$861.30	$860.10

Expenses Paid During Period	$5.13	$8.59	$6.29	$3.98	$3.52	$4.67

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$1,019.34	$1,015.61	$1,018.10	$1,020.59	$1,021.08	$1,019.84

Expenses Paid During Period	$5.57	$9.32	$6.82	$4.32	$3.82	$5.07

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86 % for Class C, 1.36% for Class R, 0.86% for Class P, 0.76% for Institutional Class and 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366.

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Annual Report	| June 30, 2020	35

Unaudited

AllianzGI Mid-Cap Fund

For the period July 1, 2019 through June 30, 2020, as provided by Steven Klopukh, CFA, Lead Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2020, the Class A shares at net asset value (“NAV”) of the AllianzGI Mid-Cap Fund (the “Fund”) returned 20.15%, outperforming the Russell Midcap Growth Index (the “benchmark”), which returned 11.91%.

Market Overview

The 11-year bull market in the US finally ended in the first quarter of 2020. After touching fresh highs in mid-February, US stocks subsequently plunged as the extraordinary measures employed to control COVID-19 raised fears of a severe global recession. Sentiment turned in the second quarter, with a sharp rally helping the S&P 500 Index record its strongest quarterly performance since 1998. Against this backdrop, the Russell Midcap Index returned -2.2%, underperforming the Russell 1000 Index’s return of 7.5%. Within the mid cap universe, growth stocks outperformed value stocks by 23.7%.

Portfolio Review

Positive security selection was the primary driver of outperformance and sector allocation had a marginally positive effect. Stock picking in information technology was the primary contributor, followed by the health care and communication services sectors. This is balanced by weaker security selections in the real estate, consumer discretionary and energy sectors. The underweight to the energy sector contributed from returns. This was partially offset by an underweight to information technology.

A top contributor to relative returns was DexCom, Inc., which is a medical device company that specializes in continuous glucose monitoring (CGM) systems with smart device connectivity. The stock benefited from quarterly earnings results and guidance that exceeded consensus expectations. DexCom continues to see strong adoption, as patients shift away from traditional finger prick methods. With low penetration in a large addressable market and strong product offerings, DexCom’s growth trajectory remains robust.

The top detractor to relative returns was Workday, Inc., which provides cloud based enterprise software for applications that include finance and human resources. Shares underperformed as management’s forward guidance was below investor expectations. Although the company is exposed to an ongoing enterprise shift from legacy software to modern cloud based systems, we exited the position given other opportunities with more attractive growth drivers.

As of June 30, 2020, the largest sector overweight was in industrials, followed by materials and financials. Health care was the largest underweight position in the Fund, followed by the information technology and consumer staples sectors.

Outlook

The advent of COVID-19 significantly changed the growth trajectory of the US economy, from slow growth to contractionary conditions. To bridge the gap between the ongoing shelter-at-home orders and the full reopening of the economy, government institutions around the globe launched significant waves of fiscal and monetary stimulus. Consequently, we expect the markets will be willing to look through the next couple of quarters’ results, which will likely be significantly impacted by COVID-19. We believe that investors should place heavy emphasis on the trajectory and pace of earnings recovery over the next several quarters. Further, certain industries could take years in order to recover to pre-COVID levels due to structural disruptions, while others could emerge from a reopened economy with strong growth runways. Our research efforts focus on discovering these companies with underappreciated growth potential.

As always, we continue to focus on stock selection, seeking to invest in high quality mid cap companies with superior growth prospects that are attractively valued. The portfolio emphasizes free cash flow yield and responsible capital allocation.

36	June 30, 2020 |	Annual Report

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Mid-Cap Fund Class A	20.15%	12.88%	14.00%	13.05%
AllianzGI Mid-Cap Fund Class A (adjusted)	13.54%	11.61%	13.36%	12.89%
AllianzGI Mid-Cap Fund Class C	19.29%	12.08%	13.16%	12.27%
AllianzGI Mid-Cap Fund Class C (adjusted)	18.29%	12.08%	13.16%	12.27%
AllianzGI Mid-Cap Fund Class R	20.09%	12.64%	13.74%	12.85%
AllianzGI Mid-Cap Fund Class P	20.56%	13.21%	14.35%	13.49%
AllianzGI Mid-Cap Fund Institutional Class	20.64%	13.29%	14.43%	13.60%
AllianzGI Mid-Cap Fund Administrative Class	20.34%	13.06%	14.13%	13.30%
Russell Midcap Growth Index	11.91%	11.60%	15.09%	12.39%
Lipper Mid-Cap Growth Funds Average	12.20%	11.09%	14.21%	9.40%
Lipper Multi-Cap Growth Funds Average	17.46%	12.26%	14.82%	—%

† The Fund began operations on 11/6/79. Benchmark and primary Lipper performance comparisons began on 10/31/79; secondary Lipper performance is available for trailing 10 years.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 56-58 for more information. The Fund’s expense ratios are 1.14% for Class A shares, 1.89% for Class C shares, 1.39% for Class R shares, 0.89% for Class P shares, 0.79% for Institutional Class shares and 1.04% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through June 30, 2020

The Fund began operations on 11/6/79. Benchmark performance comparisons began on 10/31/79.

Industry/Sectors (as of June 30, 2020)

IT Services	12.7%

Software	11.3%

Health Care Equipment & Supplies	11.0%

Semiconductors & Semiconductor Equipment	6.5%

Pharmaceuticals	5.4%

Entertainment	5.0%

Commercial Services & Supplies	4.8%

Electronic Equipment, Instruments & Components	4.5%

Other	39.0%

Cash & Equivalents — Net	–0.2%

Annual Report	| June 30, 2020	37

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$1,122.70	$1,116.70	$1,120.30	$1,124.70	$1,123.60	$1,124.10

Expenses Paid During Period	$ 5.96	$ 9.89	$ 7.28	$ 4.65	$ 4.12	$ 5.44

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$1,019.24	$1,015.51	$1,018.00	$1,020.49	$1,020.98	$1,019.74

Expenses Paid During Period	$ 5.67	$ 9.42	$ 6.92	$ 4.42	$ 3.92	$ 5.17

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.13% for Class A, 1.88% for Class C, 1.38% for Class R, 0.88% for Class P, 0.78% for Institutional Class and 1.03% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366.

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Annual Report	| June 30, 2020	39

Unaudited

AllianzGI Mid-Cap Value Fund (formerly AllianzGI NFJ Mid-Cap Value Fund)*

For the period July 1, 2019 through June 30, 2020, as provided by the Value Equity US team.

Fund Insights

For the twelve-month period ended June 30, 2020, the Class A shares at net asset value (“NAV”) of the AllianzGI Mid-Cap Value Fund (the “Fund”) returned -8.93%, outperforming the Russell MidCap Value Index (the “benchmark”), which returned -11.81%.

Market overview

US equities posted double-digit gains in the second half of 2019, closing the year with the strongest annual returns since 2013. Despite a notable set-back in August of 2019, major indices hit a series of fresh highs as risk appetite was boosted by lower interest rates and a “phase one” trade deal between the US and China. Corporate earnings also beat, albeit lowered, expectations. Growth stocks continued to outperform value ones. The investment landscape shifted quickly when the 11-year bull market in the US finally ended in the first quarter of 2020. After touching fresh highs in mid-February, US stocks subsequently plunged as the extraordinary measures employed to control COVID-19 raised fears of a severe global recession. The rapidly evolving crisis led to heightened volatility, with US stocks suffering two of the largest one-day falls since 1987 in March of 2020, along with the largest daily gain since 2008. Sentiment turned in the second quarter, with a sharp rally helping the S&P 500 Index record its strongest quarterly performance since 1998. At one point in June 2020, US stocks had recouped all of their year-to-date losses, although stocks subsequently came off their best levels as a surge in new cases in southern and western states caused some re-opening measures to be rolled back towards quarter-end.

Portfolio review

Relative performance results were due to positive stock selection, while sector allocation was net neutral over the reporting period. Selection across the real estate investment trusts (“REITs”) and consumer discretionary sectors boosted relative returns, and these gains were only partially offset by holdings in the financials and consumer staples sectors, which failed to keep pace with benchmark shares. Within the benchmark index, just three of the index’s eleven GICS economic sectors—consumer staples, information technology and health care—delivered positive absolute returns. In contrast, the energy, financials, REITs and consumer discretionary sectors recorded double-digit negative returns over the trailing one-year period. The Fund’s overweight in consumer discretionary and underweight in communication services detracted from relative returns, while an overweight in technology and underweight in consumer staples contributed to performance results during the trailing twelve-month period.

Outlook

The US economy entered a recession during the second quarter. It may have already exited, according to the technical definition. The recovery may have started out looking like a “V”, but it has since flattened out below peak levels. Retail sales and industrial production, after falling by the most in at least 100 years, have bounced to still-unhealthy levels. There has been severe damage to employment, particularly among small businesses and concentrated in certain industries (leisure/hospitality, transportation, oil & gas), that may take a long time to recover from a workforce perspective. Policymakers, between the Fed and Congress, have been aggressive and acted quickly. Going forward, people may remain hesitant to go out in large groups and risk aversion could remain high. Many doctors project a return of the virus in the fall, the uncertainty around which could also keep consumer and business spending in check. However, the extraordinary stimulus could become a tailwind once the peak has passed. In the longer term, we may find growth on an even lower trajectory than existed prior to the virus due to deglobalization of supply chains, which will likely slow down productivity growth and hurt corporate profitability.

Our team understands the importance of efficiently reacting to the ever-changing market in order to capitalize on opportunities and add strength and quality in our portfolios. We believe our focus on higher-quality companies that pay a dividend within an attractive price-value bolstered by framework offers many compelling characteristics, from less volatility with income to the potential to protect against inflation via dividend growth. As active managers committed to researching fundamentals and evaluating a company’s prospects, we believe this approach will become critical in the current environment for clients seeking strong absolute returns and moderated volatility over the long term.

* Effective April 30, 2020, the Fund changed its name from “AllianzGI NFJ Mid-Cap Value Fund” to “AllianzGI Mid-Cap Value Fund”.

40	June 30, 2020 |	Annual Report

Unaudited

AllianzGI Mid-Cap Value Fund (formerly AllianzGI NFJ Mid-Cap Value Fund) (cont’d)

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Mid-Cap Value Fund Class A	–8.93%	4.91%	10.03%	10.35%
AllianzGI Mid-Cap Value Fund Class A (adjusted)	–13.94%	3.73%	9.41%	10.16%
AllianzGI Mid-Cap Value Fund Class C	–9.64%	4.13%	9.21%	9.53%
AllianzGI Mid-Cap Value Fund Class C (adjusted)	–10.47%	4.13%	9.21%	9.53%
AllianzGI Mid-Cap Value Fund Class R	–9.17%	4.66%	9.75%	10.02%
AllianzGI Mid-Cap Value Fund Class P	–8.72%	5.18%	10.31%	10.64%
AllianzGI Mid-Cap Value Fund Institutional Class	–8.62%	5.28%	10.42%	10.75%
AllianzGI Mid-Cap Value Fund Class R6	–8.57%	5.35%	10.47%	10.81%
AllianzGI Mid-Cap Value Fund Administrative Class	–8.85%	5.02%	10.14%	10.50%
Russell Midcap Value Index	–11.81%	3.32%	10.29%	10.76%
Lipper Multi-Cap Value Funds Average	–10.51%	3.06%	8.87%	6.61%

† The Fund began operations on 4/18/88. Benchmark and Lipper performance comparisons began on 4/30/88.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 56-58 for more information. The Fund’s gross expense ratios are 1.21% for Class A shares, 1.96% for Class C shares, 1.46% for Class R shares, 0.96% for Class P shares, 0.86% for Institutional Class shares, 0.81% for Class R6 shares and 1.11% for Administrative Class shares. These ratios do not include an expense reduction, contractually agree through at least August 31, 2020. The Fund’s expense ratios net of this reduction are 0.99% for Class A shares, 1.74% for Class C shares, 1.24% for Class R shares, 0.74% for Class P shares, 0.64% for Institutional Class shares, 0.59% for Class R6 shares and 0.89% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through June 30, 2020

The Fund began operations on 4/18/88. Benchmark performance comparisons began on 4/30/88.

Industry/Sectors (as of June 30, 2020)

Equity Real Estate Investment Trusts (REITs)	13.9%

Insurance	11.2%

Multi-Utilities	5.3%

Capital Markets	5.2%

Electric Utilities	5.0%

IT Services	4.2%

Health Care Equipment & Supplies	3.8%

Semiconductors & Semiconductor Equipment	3.3%

Other	47.7%

Cash & Equivalents — Net	0.4%

Annual Report	| June 30, 2020	41

Unaudited

AllianzGI Mid-Cap Value Fund (formerly AllianzGI NFJ Mid-Cap Value Fund) (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$ 837.50	$ 834.30	$ 836.60	$ 838.80	$ 838.90	$ 839.30	$ 838.00

Expenses Paid During Period	$ 4.52	$ 7.94	$ 5.66	$ 3.38	$ 2.93	$ 2.70	$ 4.07

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$1,019.94	$1,016.21	$1,018.70	$1,021.18	$1,021.68	$1,021.93	$1,020.44

Expenses Paid During Period	$ 4.97	$ 8.72	$ 6.22	$ 3.72	$ 3.22	$ 2.97	$ 4.47

For each class of the Fund, expenses ( net of fee waiver) are equal to the annualized expense ratio for the class (0.99% for Class A, 1.74% for Class C, 1.24% for Class R, 0.74% for Class P, 0.64% for Institutional Class, 0.59% for Class R6 and 0.89% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366.

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Annual Report	| June 30, 2020	43

Unaudited

AllianzGI Small-Cap Fund

For the period of July 1, 2019 through June 30, 2020, as provided by Kunal Ghosh, Lead Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2020, the Class A shares at net asset value (“NAV”) of the AllianzGI Small-Cap Fund (the “Fund”) returned -9.95%, underperforming the Russell 2000 Index (the “benchmark”), which returned -6.63%.

Market Overview

The 11-year bull market in the US finally ended in the first quarter of 2020. After touching fresh highs in mid-February, US stocks subsequently plunged as the extraordinary measures employed to control COVID-19 raised fears of a severe global recession. Sentiment turned in the second quarter, with a sharp rally helping the S&P 500 Index record its strongest quarterly performance since 1998. The Russell 2000, which is representative of US small caps, underperformed the Russell 1000 large cap index by 14.1%.

Portfolio Review

The Fund combines three unique small-cap strategies in a single investment solution. Results trailed the benchmark due to outperformance of the highest volatility category of the index, which the Fund is generally underweight. From an attribution perspective, security selection detracted from performance, while positive sector allocation was modestly offsetting. Stock picking was most negative in health care. The real estate and financials sectors were also detractors. Positive selections in the communication services, information technology and energy sectors were partially offsetting.

A top contributor, Model N, Inc. is a cloud software company with a focus on revenue management solutions for the life sciences industry. The stock rallied after the company reported better-than-expected earnings and raised guidance. The largest relative detractor was Performance Food Group, which is a food product distributor for restaurants and various institutions. Shares fell as investors anticipated steep sales declines with shelter-in-place orders negatively impacting foodservice operations.

At the end of the period, the Fund was positioned with overweight allocations to the consumer staples, health care and consumer discretionary sectors. Real estate was the largest underweight position in the Fund, followed by the financials and industrials sectors.

Outlook

The advent of COVID-19 significantly changed the growth trajectory of the US economy, from slow growth to contractionary conditions. To bridge the gap between the ongoing shelter-at-home orders and the full reopening of the economy, government institutions around the globe launched significant waves of fiscal and monetary stimulus. Consequently, equity markets experienced strong recovery rallies that favored the most volatile category of stocks. However, it is important to highlight that these risk-driven regimes tend to be short-lived and equity market conditions eventually return to normalcy, as the intensity of the recent market environment will, in our view, undoubtedly have a finite life. In the lens of normalized conditions, the highest volatility stocks tend to underperform. As markets normalize, we believe it should favor our three sleeve Fund construct.

The Fund combines three unique small-cap strategies in one investment, including a quantitative core, a fundamental growth and a managed volatility sleeve. Each individual small-cap sleeve is managed independently as a standalone portfolio by its respective portfolio management team, providing investors with access to a wide range of small-cap strategies in a single investment. We remain confident that the Fund will provide diversification benefits and may help reduce overall portfolio volatility through the combination of three separately managed small-cap portfolios.

44	June 30, 2020 |	Annual Report

Unaudited

AllianzGI Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Year	Since Inception†
AllianzGI Small-Cap Fund Class A	–9.95%	4.38%	7.12%
AllianzGI Small-Cap Fund Class A (adjusted)	–14.91%	3.21%	6.25%
AllianzGI Small-Cap Fund Class C	–10.60%	3.59%	6.32%
AllianzGI Small-Cap Fund Class C (adjusted)	–11.49%	3.59%	6.32%
AllianzGI Small-Cap Fund Class P	–9.74%	4.64%	7.38%
AllianzGI Small-Cap Fund Institutional Class	–9.62%	4.75%	7.49%
AllianzGI Small-Cap Fund Class R6	–9.55%	4.80%	7.55%
Russell 2000 Index	–6.63%	4.29%	6.98%
Lipper Small-Cap Core Funds Average	–12.24%	2.01%	5.13%

† The Fund began operations on 7/1/13. Benchmark performance comparison began on 7/1/13. Lipper performance comparisons began on 6/30/13.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 56-58 for more information. The Fund’s expense ratios are 1.29% for Class A shares, 2.04% for Class C shares, 1.04% for Class P shares, 0.94% for Institutional Class shares and 0.89% for Class R6 shares. Theses ratios do not include an expense reduction, contractually agreed through at least August 31, 2020. The Fund’s expense ratios net of this reduction are 1.19% for Class A shares, 1.94% for Class C shares, 0.94% for Class P shares, 0.84% for Institutional Class shares and 0.79% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through June 30, 2020

The Fund began operations on 7/1/13. Benchmark performance comparisons began on 7/1/13.

Industry/Sectors (as of June 30, 2020)

Biotechnology	8.2%

Software	6.8%

Healthcare Equipment & Supplies	4.7%

Food Products	4.2%

Life Sciences Tools & Services	3.9%

Household Durables	3.8%

Specialty Retail	3.7%

HealthCare Providers & Services	3.7%

Other	59.1%

Cash & Equivalents — Net	1.9%

Annual Report	| June 30, 2020	45

Unaudited

AllianzGI Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$855.70	$852.50	$856.70	$857.00	$857.90

Expenses Paid During Period	$5.40	$8.84	$4.25	$3.79	$3.56

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$1,019.05	$1,015.32	$1,020.29	$1,020.79	$1,021.03

Expenses Paid During Period	$5.87	$9.62	$4.62	$4.12	$3.87

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.17% for Class A, 1.92% for Class C, 0.92% for Class P, 0.82% for Institutional Class and 0.76% for Class R6), multiplied by the average account value over the period, multiplied by 182/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

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Annual Report	| June 30, 2020	47

Unaudited

AllianzGI Small-Cap Value Fund (formerly AllianzGI NFJ Small-Cap Value Fund)*

For the period July 1, 2019 through June 30, 2020, as provided by the Value Equity US team.

Fund Insights

For the twelve-month period ended June 30, 2020, the Class A shares at net asset value (“NAV”) of the AllianzGI Small-Cap Value Fund (the “Fund”) returned -16.62%, outperforming the Russell 2000 Value Index (the “benchmark”), which returned -17.48%.

Market overview

US equities posted double-digit gains in the second half of 2019, closing the year with the strongest annual returns since 2013. Despite a notable set-back in August of 2019, major indices hit a series of fresh highs as risk appetite was boosted by lower interest rates and a “phase one” trade deal between the US and China. Corporate earnings also beat, albeit lowered, expectations. Growth stocks continued to outperform value ones. The investment landscape shifted quickly when the 11-year bull market in the US finally ended in the first quarter of 2020. After touching fresh highs in mid-February, US stocks subsequently plunged as the extraordinary measures employed to control COVID-19 raised fears of a severe global recession. The rapidly evolving crisis led to heightened volatility, with US stocks suffering two of the largest one-day falls since 1987 in March of 2020, along with the largest daily gain since 2008. Sentiment turned in the second quarter, with a sharp rally helping the S&P 500 Index record its strongest quarterly performance since 1998. At one point in June, US stocks had recouped all of their year-to-date losses, although stocks subsequently came off their best levels as a surge in new cases in southern and western states caused some re-opening measures to be rolled back towards quarter-end.

Portfolio review

Relative performance results were due to positive stock selection, while sector allocation modestly detracted over the reporting period. Selection across the energy and real estate investment trusts (“REITs”) sectors boosted relative returns, and these gains were only partially offset by holdings in the consumer staples and utilities sectors, which failed to keep pace with benchmark shares. Within the benchmark index, just three of the index’s eleven GICS economic sectors—information technology, consumer staples and health care—delivered positive absolute returns. In contrast, the energy, communication services, financials and REITs sectors recorded the weakest double-digit negative returns over the trailing one-year period. The Fund’s underweight exposures in consumer discretionary and health care detracted from relative returns, while underweight positions in communication services and energy contributed to performance results during the trailing twelve-month period.

Outlook

The US economy entered a recession during the second quarter. It may have already exited, according to the technical definition. The recovery may have started out looking like a “V”, but it has since flattened out below peak levels. Retail sales and industrial production, after falling by the most in at least 100 years, have bounced to still-unhealthy levels. There has been severe damage to employment, particularly among small businesses and concentrated in certain industries (leisure/hospitality, transportation, oil & gas), that may take a long time to recover from a workforce perspective. Policymakers, between the Fed and Congress, have been aggressive and acted quickly. Going forward, people may remain hesitant to go out in large groups and risk aversion could remain high. Many doctors project a return of the virus in the fall, the uncertainty around which could also keep consumer and business spending in check. However, the extraordinary stimulus could become a tailwind once the peak has passed. In the longer term, we may find growth on an even lower trajectory than existed prior to the virus due to deglobalization of supply chains, which will likely slow down productivity growth and hurt corporate profitability.

Our team understands the importance of efficiently reacting to the ever-changing market in order to capitalize on opportunities and add strength and quality in our portfolios. We believe our focus on higher-quality companies that pay a dividend within an attractive price-value framework offers many compelling characteristics, from less volatility with income to the potential to protect against inflation via dividend growth. As active managers committed to researching fundamentals and evaluating a company’s prospects, we believe this approach will become critical in the current environment for clients seeking strong absolute returns and moderated volatility over the long term.

* Effective April 30, 2020, the Fund changed its name from “AllianzGI NFJ Small-Cap Value Fund” to “AllianzGI Small-Cap Value Fund”.

48	June 30, 2020 |	Annual Report

Unaudited

AllianzGI Small-Cap Value Fund (formerly AllianzGI NFJ Small-Cap Value Fund) (cont’d)

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Small-Cap Value Fund Class A	–16.62%	–1.09%	5.86%	9.38%
AllianzGI Small-Cap Value Fund Class A (adjusted)	–21.21%	–2.20%	5.26%	9.17%
AllianzGI Small-Cap Value Fund Class C	–17.26%	–1.82%	5.07%	8.57%
AllianzGI Small-Cap Value Fund Class C (adjusted)	–18.01%	–1.82%	5.07%	8.57%
AllianzGI Small-Cap Value Fund Class R	–16.80%	–1.33%	5.60%	9.07%
AllianzGI Small-Cap Value Fund Class P	–16.39%	–0.84%	6.12%	9.70%
AllianzGI Small-Cap Value Fund Institutional Class	–16.31%	–0.73%	6.26%	9.82%
AllianzGI Small-Cap Value Fund Class R6	–16.25%	–0.68%	6.32%	9.88%
AllianzGI Small-Cap Value Fund Administrative Class	–16.58%	–0.98%	5.99%	9.51%
Russell 2000 Value Index	–17.48%	1.26%	7.82%	9.60%
Lipper Small-Cap Core Funds Average	–12.24%	2.01%	8.80%	8.06%

† The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 9/30/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 56-58 for more information. The Fund’s gross expense ratios are 1.27% for Class A shares, 2.02% for Class C shares, 1.52% for Class R shares, 1.02% for Class P shares, 0.92% for Institutional Class shares, 0.87% for Class R6 shares and 1.17% for Administrative Class Shares. These ratios do not include an expense reduction, contractually agreed through at least August 31, 2020. The Fund’s expense ratios net of this reduction are 1.17% for Class A shares, 1.92% for Class C shares, 1.42% for Class R shares, 0.92% for Class P shares, 0.82% for Institutional Class shares, 0.77% for Class R6 shares and 1.07% for Administrative Class Shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplement from time to time.

Cumulative Returns Through June 30, 2020

The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2020)

Banks	12.0%

Equity Real Estate Investment Trusts (REITs)	8.9%

Insurance	7.0%

IT Services	4.7%

Electric Utilities	4.4%

Thrifts & Mortgage Finance	4.1%

Mortgage Real Estate Investment Trusts (REITs)	3.1%

Commercial Services & Supplies	3.0%

Other	52.1%

Cash & Equivalents — Net	0.7%

Annual Report	| June 30, 2020	49

Unaudited

AllianzGI Small-Cap Value Fund (formerly AllianzGI NFJ Small-Cap Value Fund) (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$768.70	$765.70	$767.60	$769.70	$769.60	$770.00	$768.50

Expenses Paid During Period	$5.10	$8.39	$6.20	$4.00	$3.56	$3.34	$4.66

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$1,019.10	$1,015.37	$1,017.85	$1,020.34	$1,020.84	$1,021.08	$1,019.59

Expenses Paid During Period	$5.82	$9.57	$7.07	$4.57	$4.07	$3.82	$5.32

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.16% for Class A, 1.91% for Class C, 1.41% for Class R, 0.91% for Class P, 0.81% for Institutional Class , 0.76% for Class R6 and 1.06% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366. These expenses do not include the expenses of the investment companies in which the Fund invests,which are indirectly borne by Fund shareholders.

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Annual Report	| June 30, 2020	51

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AllianzGI Technology Fund

For the period of July 1, 2019 to June 30, 2020, as provided by Huachen Chen, CFA and Walter C. Price, Jr., CFA, Senior Portfolio Managers.

Fund Insights

For the twelve-month period ended June 30, 2020, the Class A shares at net asset value (“NAV”) of the AllianzGI Technology Fund (the “Fund”) returned 28.34%, underperforming the S&P North American Technology Sector Index (the “benchmark”), which returned 30.70%.

Market Overview

Technology companies continued to demonstrate strong earnings growth and delivered stronger stock returns relative to the broad market. The period included sharp market rotations in the second half of 2019 and much higher market volatility amid the COVID-19 crisis in early 2020. While there is elevated economic uncertainty ahead, businesses and consumers continue to turn to innovative technologies to improve productivity and reduce costs.

Portfolio Review

The Fund has benefited from strong performance among several mid-sized, high-growth software companies including RingCentral, Crowdstrike, and Zscaler. All of these companies continue to see increasing demand for innovative software services as the move to cloud computing and Software-as-a-Service solutions continues to accelerate. Additionally, an underweight position in Cisco Systems and an overweight position in Advanced Micro Devices helped relative performance.

However, the Fund underperformed the benchmark primarily due to the underweight position in Apple, the benchmark’s second largest position. The stock rose more than 86% in the period while earnings grew less than 5%. The Fund’s overweight positions in DXC Technologies and Samsung detracted from relative performance, as hardware and semiconductor stocks struggled during the market downturn in early 2020. Lastly, an underweight position in Amazon and an overweight position in Paycom Software also weighed on relative performance.

The core of our investment process is the identification of major themes impacting the technology sector and investing in the primary beneficiaries/drivers of these trends. We maintain our conviction in the core secular growth names in our portfolio, but we are also attentive to present market conditions and valuations.

Outlook

In our view, the technology sector continues to benefit from strong tailwinds which should continue to drive attractive long term appreciation. There is no question in our minds that the present events around the COVID-19 crisis will spur the use of technology and change how we live and work in the future. As companies adjust budgets due to supply and/or demand disruptions, we believe the need for companies to reduce costs should accelerate the move to cheaper and more productive solutions such as cloud, software-as-a-service, artificial intelligence, cyber security, etc. We are in a period of rapid change, where the importance of technology is key to the prosperity of most industries. In our view, this environment is likely to provide attractive growth opportunities in many technology stocks over the next several years.

We continue to believe the technology sector can provide some of the best absolute and relative return opportunities in the equity markets—especially for bottom-up stock pickers.

52	June 30, 2020 |	Annual Report

Unaudited

AllianzGI Technology Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Technology Fund Class A	28.34%	20.98%	19.49%	14.78%
AllianzGI Technology Fund Class A (adjusted)	21.28%	19.62%	18.81%	14.51%
AllianzGI Technology Fund Class C	27.37%	20.08%	18.60%	13.92%
AllianzGI Technology Fund Class C (adjusted)	26.40%	20.08%	18.60%	13.92%
AllianzGI Technology Fund Class P	28.67%	21.29%	19.78%	15.15%
AllianzGI Technology Fund Institutional Class	28.78%	21.41%	19.90%	15.26%
AllianzGI Technology Fund Administrative Class	28.46%	21.10%	19.60%	14.98%
S&P North American Technology Sector Index	30.70%	23.28%	20.56%	11.94%
NASDAQ Composite Index	26.94%	16.36%	18.25%	10.40%
Lipper Global Science & Technology Funds Average	25.62%	18.29%	17.34%	9.80%

† The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 56-58 for more information. The Fund’s gross expense ratios are 1.56% for Class A shares, 2.31% for Class C shares, 1.31% for Class P shares, 1.21% for Institutional Class shares and 1.46% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through June 30, 2020

The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Industry/Sectors (as of June 30, 2020)

Software	30.1%

IT Services	18.5%

Semiconductors & Semiconductor Equipment	13.4%

Technology Hardware, Storage & Peripherals	11.5%

Interactive Media & Services	6.8%

Internet & Direct Marketing Retail	4.6%

Entertainment	3.5%

Other	2.8%

Securities Sold Short*	0.0%

Cash & Equivalents — Net	8.8%
*	Table below details the industry allocation for securities sold short

Industry/Sectors - Securities Sold Short

IT Services	0.0%

Annual Report	| June 30, 2020	53

Unaudited

AllianzGI Technology Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Administrative Class

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$1,243.60	$1,238.80	$1,245.00	$1,245.70	$1,244.00

Expenses Paid During Period	$8.70	$12.86	$7.31	$6.76	$8.15

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Administrative Class

Beginning Account Value (1/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/20)	$1,017.11	$1,013.38	$1,018.35	$1,018.85	$1,017.60

Expenses Paid During Period	$7.82	$11.56	$6.57	$6.07	$7.32

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.56% for Class A, 2.31% for Class C, 1.31% for Class P, 1.21% for Institutional Class and 1.46% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

54	June 30, 2020 |	Annual Report

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Annual Report	| June 30, 2020	55

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Important Information

Share Class (A/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for the following Funds is the Institutional share class, and the Class A and/or C shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI Dividend Value (10/01), AllianzGI Large-Cap Value (7/02), AllianzGI Small-Cap Value (1/97), AllianzGI Mid-Cap (2/02), AllianzGI Emerging Markets Opportunities (8/06), AllianzGI Global Small-Cap (2/02) and AllianzGI Technology (2/02). The oldest share class for the following Funds is C, and the A shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI Mid-Cap Value (2/91) and AllianzGI Focused Growth (10/90). The oldest share class for AllianzGI Health Sciences was the D share class, and the A and C shares were first offered in 2/02. For AllianzGI International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05. For AllianzGI Small-Cap, A and C shares were each first offered in 7/13. For the AllianzGI Income & Growth Fund, Class A and Class C shares were first offered simultaneously with Institutional shares in 2/07.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): AllianzGI Dividend Value/Institutional and Administrative, AllianzGI Mid-Cap Value/C, AllianzGI Small-Cap Value/Institutional, AllianzGI Focused Growth/C and AllianzGI Mid-Cap/Institutional. Class R shares for these Funds were first offered in 12/02. The oldest share class for AllianzGI Large-Cap Value is the Institutional share class and it first offered Class R shares in 11/09. The oldest share class for AllianzGI International Value is the Institutional share class and the Fund first offered Class R shares in 11/09. The oldest share classes for AllianzGI Income & Growth are the Institutional, Class A and Class C share classes and the Fund first offered Class R shares in 2/11.

Share Class (P)

Class P shares were launched in July 2008, except for Class P shares of AllianzGI Mid-Cap Value Fund, which were launched February 28, 2011, Class P shares of AllianzGI Mid-Cap Fund, which were launched April 2, 2012, and Class P shares of AllianzGI Small-Cap, which were launched July 1, 2013.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI Mid-Cap Value (4/88) and AllianzGI Focused Growth (3/99). The oldest share class for the AllianzGI Health

Sciences Fund was the D share class, and the Institutional share class was first offered in 12/14. The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI International Value (5/10), AllianzGI Large-Cap Value (9/06), AllianzGI Small-Cap Value (11/95), AllianzGI Technology (3/05) and AllianzGI Mid-Cap (2/02).

Share Class (R6)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for the following funds is the Institutional class and Class R6 shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI Emerging Markets Opportunities (12/15), AllianzGI Dividend Value (12/13), AllianzGI International Value (12/13), AllianzGI Small-Cap Value (12/13), AllianzGI Mid Cap Value (12/17) and AllianzGI Small-Cap (8/18). For AllianzGI Focused Growth, Class C is the oldest share class and Class R6 shares were first offered in 12/15.

Returns shown in the “Fund Summaries” section of this report measure performance from the inception of the oldest share class to the present; therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the fees and expenses paid by the newer class. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

The Lipper Averages are calculated by Lipper, Inc. (“Lipper”). They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return tables for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The tables reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark index cumulative return began on the last day of the month of the respective Fund’s inception date, unless otherwise noted.

“Cash & Equivalents — Net” in the Allocation Summaries may be comprised of cash, repurchase agreements, U.S. Treasury Bills, options purchased, options written and other assets net of other liabilities including net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts and swap agreements, as applicable.

Proxy Voting

Allianz Global Investors U.S. LLC (the “Investment Adviser”) has adopted written proxy voting policies and procedures (the “Proxy

56	June 30, 2020 |	Annual Report

Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Investment Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Investment Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-800-988-8380 (Class A, Class C and Class R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes), on the Allianz Global Investors Distributors LLC website at us.allianzgi.com, and on the Securities and Exchange Commission (the “SEC”) Website at http://www.sec.gov.

Form N-PORT

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-PORT for the first and third quarters of the fiscal year; such filings are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-PORT, when available, will be provided without charge, upon request, by calling 1-800-988-8380 (Class A, Class C and Class R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes). A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Trust’s Statement of Additional Information. The Investment Adviser will post each Fund’s holdings information on the Fund’s website at us.allianzgi.com. Each Fund’s website will contain a complete schedule of portfolio holdings as of the relevant month end. The information will be posted on the website approximately thirty (30) calendar days after the relevant month’s end. Portfolio holdings information for each Fund will remain accessible on its website until the Trust files its Form N-CSR, or Form N-PORT (for the last month of the Fund’s first or third fiscal quarters), with the SEC for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of the portfolio holdings are subject to change without notice.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of the Funds incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory and administration fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning and held for the entire period of January 1, 2020 through June 30, 2020.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administration fees (for example, expenses of the Trustees and their counsel or litigation expenses) and/or because of reductions in the administration fees resulting from the size of the fund.

Credit Ratings

Bond ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality. Presentations of credit ratings information in this report use ratings provided by S&P Global Ratings (“S&P”), because of among other reasons, the access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. Bonds not rated by S&P, or bonds that do not have a rating available from S&P, or bonds that had a rating withdrawn by S&P are designated as “NR” or “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily.

Annual Report	| June 30, 2020	57

Unaudited

Important Information (cont’d)

Ratings assigned by S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, the Investment Adviser develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All of the information on the Fund Summary pages, including Fund Insights, Average Annual Total Return tables and Cumulative Returns charts, Shareholder Expense Examples and Allocation/Credit Ratings Summaries are unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes).

58	June 30, 2020 |	Annual Report

Unaudited

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Bloomberg Barclays US Aggregate Bond Index	The Bloomberg Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and US dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays US Credit Index	The Bloomberg Barclays US Credit Index is the credit component of the US Government/Credit Index. It includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Barclays US Government Bond Index	The Bloomberg Barclays US Government Bond Index is the US Government component of the US Government/Credit Index. It includes US Dollar-denominated, fixed-rate, nominal US Treasuries and US agency debentures (securities issued by US government owned or government sponsored entities) and debt explicitly guaranteed by the US government.

Bloomberg Barclays Global High Yield Index	The Bloomberg Barclays Global High Yield Index is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the US High Yield, the Pan-European High Yield and Emerging Markets (EM) Hard Currency High Yield Indices.

ICE BofA US Convertible Index	The ICE BofA US Convertible Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

ICE BofA US High Yield Master II Index	The ICE BofA US High Yield Master II Index is an unmanaged index consisting of US dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

Chicago Board Options Exchange (CBOE) Volatility Index (VIX)	The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

MSCI AC World Index ex USA (Also known as MSCI ACWI ex USA Index)	The MSCI AC World Index ex USA Index captures large and mid cap representation across Developed Markets countries (excluding the US) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

MSCI EAFE Index	The MSCI EAFE Index is an equity index which captures large and mid cap representation across the Developed Markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index captures large and mid cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Energy Index	The MSCI World Energy Index is designed to capture the large and mid-cap segments across Developed Markets countries. All securities in the index are classified in the Energy sector as per the Global Industry Classification Standard.

MSCI World Health Care Index	The MSCI World Health Care Index is designed to capture the large and mid cap segments across Developed Markets countries. All securities in the index are classified in the Health Care sector as per the Global Industry Classification Standard.

MSCI World Index	The MSCI World Index captures large and mid cap representation across Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Materials Index	The MSCI World Materials Index is designed to capture the large and mid cap segments across Developed Markets countries. All securities in the index are classified in the Materials sector as per the Global Industry Classification Standard.

Annual Report	| June 30, 2020	59

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Benchmark Descriptions (cont’d)

Index	Description
MSCI World Small-Cap Index	The MSCI World Small-Cap Index captures small-cap representation across Developed Markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country.

NASDAQ Composite Index	The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market.

Russell 1000 Growth Index	The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest US companies based on total market capitalization.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Value Index	The Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000 Index	The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Value Index	The Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index	The Russell Midcap Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index	The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the US equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index	The S&P 500 Index is an unmanaged index of large capitalization common stocks.

S&P North American Technology Sector Index	The S&P North American Technology Sector Index is a modified capitalization-weighted index of selected technology and internet-related stocks.

60	June 30, 2020 |	Annual Report

Schedule of Investments

June 30, 2020

AllianzGI Dividend Value Fund (formerly AllianzGI NFJ Dividend Value Fund)†

	Shares	Value

Common Stock—99.0%

Aerospace & Defense—2.8%
L3Harris Technologies, Inc.	41,636	$7,064,380
Lockheed Martin Corp.	34,213	12,485,008
Raytheon Technologies Corp.	63,488	3,912,131

		23,461,519

Banks—7.6%
Bank of America Corp.	467,304	11,098,470
Citigroup, Inc.	245,295	12,534,575
JPMorgan Chase & Co.	385,630	36,272,358
PNC Financial Services Group, Inc.	40,707	4,282,783

		64,188,186

Beverages—1.0%
Coca-Cola Co.	188,779	8,434,646

Biotechnology—1.5%
Amgen, Inc.	52,975	12,494,683

Capital Markets—5.8%
Ameriprise Financial, Inc.	71,539	10,733,712
Blackstone Group, Inc., Class A	94,625	5,361,452
CME Group, Inc.	47,450	7,712,523
Intercontinental Exchange, Inc.	120,367	11,025,617
Morgan Stanley	289,389	13,977,489

		48,810,793

Chemicals—3.0%
Celanese Corp.	122,277	10,557,396
Linde PLC	69,171	14,671,861

		25,229,257

Commercial Services & Supplies—0.5%
Waste Management, Inc.	38,416	4,068,639

Communications Equipment—1.8%
Cisco Systems, Inc.	231,290	10,787,365
Motorola Solutions, Inc.	29,976	4,200,537

		14,987,902

Containers & Packaging—0.8%
Avery Dennison Corp.	57,821	6,596,798

Diversified Telecommunication Services—3.5%
AT&T, Inc.	484,708	14,652,723
Verizon Communications, Inc.	265,980	14,663,477

		29,316,200

Electric Utilities—4.7%
American Electric Power Co., Inc.	204,366	16,275,708
NextEra Energy, Inc.	98,123	23,566,201

		39,841,909

Equity Real Estate Investment Trusts (REITs)—6.5%
Alexandria Real Estate Equities, Inc.	29,108	4,722,773
American Tower Corp.	21,452	5,546,200
CoreSite Realty Corp.	89,551	10,841,044
Essex Property Trust, Inc.	17,972	4,118,644
Medical Properties Trust, Inc.	247,039	4,644,333
Prologis, Inc.	133,900	12,496,887
Public Storage	22,181	4,256,312
Sun Communities, Inc.	62,191	8,438,075

		55,064,268

	Shares	Value

Food & Staples Retailing—1.0%
Walmart, Inc.	69,828	$8,363,998

Food Products—0.9%
Mondelez International, Inc., Class A	150,173	7,678,345

Gas Utilities—1.0%
Atmos Energy Corp.	85,621	8,526,139

Healthcare Equipment & Supplies—3.3%
Abbott Laboratories	118,595	10,843,141
Medtronic PLC	190,655	17,483,063

		28,326,204

Healthcare Providers & Services—2.2%
Anthem, Inc.	41,522	10,919,456
Chemed Corp.	18,021	8,128,732

		19,048,188

Hotels, Restaurants & Leisure—2.0%
McDonald’s Corp.	92,270	17,021,047

Household Durables—1.2%
Garmin Ltd.	103,533	10,094,468

Household Products—3.8%
Church & Dwight Co., Inc.	84,375	6,522,187
Procter & Gamble Co.	217,901	26,054,423

		32,576,610

Industrial Conglomerates—3.2%
Honeywell International, Inc.	118,850	17,184,521
Roper Technologies, Inc.	25,145	9,762,798

		26,947,319

Insurance—6.0%
Allstate Corp.	86,256	8,365,969
Cincinnati Financial Corp.	181,214	11,603,132
Fidelity National Financial, Inc.	266,805	8,180,241
Hartford Financial Services Group, Inc.	118,863	4,582,169
Marsh & McLennan Cos., Inc.	80,099	8,600,230
MetLife, Inc.	119,057	4,347,962
Primerica, Inc.	44,537	5,193,014

		50,872,717

IT Services—3.2%
Accenture PLC, Class A	39,882	8,563,463
Automatic Data Processing, Inc.	60,253	8,971,069
Broadridge Financial Solutions, Inc.	40,871	5,157,512
Mastercard, Inc., Class A	14,560	4,305,392

		26,997,436

Life Sciences Tools & Services—1.0%
Agilent Technologies, Inc.	100,460	8,877,650

Machinery—1.5%
Dover Corp.	45,150	4,359,684
Toro Co.	126,488	8,391,214

		12,750,898

Metals & Mining—0.6%
Royal Gold, Inc.	39,726	4,938,736

Mortgage Real Estate Investment Trusts (REITs)—0.5%
Blackstone Mortgage Trust, Inc., Class A	164,709	3,967,840

	Shares	Value

Multi-Utilities—3.4%
DTE Energy Co.	120,852	$12,991,590
Public Service Enterprise Group, Inc.	164,403	8,082,051
Sempra Energy	66,669	7,815,607

		28,889,248

Oil, Gas & Consumable Fuels—4.1%
Chevron Corp.	91,861	8,196,757
ConocoPhillips	198,793	8,353,282
Exxon Mobil Corp.	188,016	8,408,075
ONEOK, Inc.	134,335	4,462,609
Valero Energy Corp.	97,224	5,718,716

		35,139,439

Pharmaceuticals—5.6%
Johnson & Johnson	202,201	28,435,527
Merck & Co., Inc.	243,006	18,791,654

		47,227,181

Professional Services—1.0%
TransUnion	96,107	8,365,153

Road & Rail—1.5%
Norfolk Southern Corp.	71,073	12,478,287

Semiconductors & Semiconductor Equipment—5.6%
Broadcom, Inc.	54,523	17,208,004
Intel Corp.	348,721	20,863,977
KLA Corp.	50,053	9,734,308

		47,806,289

Software—2.0%
Microsoft Corp.	83,999	17,094,636

Specialty Retail—3.0%
Best Buy Co., Inc.	96,894	8,455,939
Home Depot, Inc.	68,462	17,150,416

		25,606,355

Technology Hardware, Storage & Peripherals—1.0%
Apple, Inc.	23,389	8,532,307

Tobacco—0.9%
Philip Morris International, Inc.	108,265	7,585,046

Total Common Stock (cost—$788,540,503)		838,206,336

	Principal Amount (000s)

Repurchase Agreements—0.9%
State Street Bank and Trust Co., dated 6/30/20, 0.00%, due 7/1/20, proceeds $7,571,000; collateralized by U.S. Treasury Notes, 2.875%, due 11/30/25, valued at $7,722,478 including accrued interest
(cost—$7,571,000)	$7,571	7,571,000

Total Investments (cost—$796,111,503)—99.9%		845,777,336

Other assets less liabilities—0.1%		423,424

Net Assets—100.0%		$846,200,760

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	61

Schedule of Investments

June 30, 2020

Notes to Schedule of Investments:

† Effective April 30, 2020, the AllianzGI NFJ Dividend Value Fund changed its name to AllianzGI Dividend Value Fund. See Note 9(a).

Glossary:

REIT—Real Estate Investment Trust

AllianzGI Emerging Markets Opportunities Fund

	Shares	Value

Common Stock—98.2%

Brazil—1.3%
Banco do Brasil S.A.	113,000	$668,055
Hypera S.A.	438,700	2,686,363

		3,354,418

China—44.4%
Alibaba Group Holding Ltd. (e)	231,600	6,249,445
Alibaba Group Holding Ltd. ADR (e)	54,500	11,755,650
Anhui Conch Cement Co., Ltd., Class H	924,500	6,264,547
China Merchants Bank Co., Ltd., Class H	1,268,500	5,878,408
China National Building Material Co., Ltd., Class H	1,634,000	1,752,634
Henan Shuanghui Investment & Development Co., Ltd., Class A	817,300	5,345,395
Industrial & Commercial Bank of China Ltd., Class H	3,023,000	1,827,608
KWG Group Holdings Ltd. (e)	1,580,000	2,684,513
Lepu Medical Technology Beijing Co., Ltd., Class A	330,442	1,707,280
Meituan Dianping, Class B (e)	206,100	4,605,584
NetEase, Inc.	76,600	1,320,400
NetEase, Inc. ADR	21,400	9,188,732
New Oriental Education & Technology Group, Inc. ADR (e)	47,600	6,198,948
Ping An Insurance Group Co. of China Ltd., Class H	173,000	1,724,635
RiseSun Real Estate Development Co., Ltd., Class A	998,352	1,148,018
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	552,000	1,232,532
Tencent Holdings Ltd.	334,700	21,446,862
Tianneng Power International Ltd.	558,000	956,963
Tsingtao Brewery Co., Ltd., Class A	457,564	4,965,910
Weichai Power Co., Ltd., Class H	2,131,000	4,015,078
Wuhu Sanqi Interactive Entertainment Network Technology Group Co., Ltd., Class A	1,078,500	7,159,701
Wuliangye Yibin Co., Ltd., Class A	110,779	2,691,590
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	3,080,600	2,385,142

		112,505,575

Hong Kong—1.0%
WH Group Ltd. (a)	3,035,500	2,623,260

Hungary—0.3%
OTP Bank Nyrt (e)	24,268	853,149

	Shares	Value

India—7.9%
Ambuja Cements Ltd.	516,550	$1,324,297
Bajaj Auto Ltd.	26,593	994,814
Divi’s Laboratories Ltd.	42,774	1,291,932
HDFC Bank Ltd. ADR	115,800	5,264,268
Hindustan Petroleum Corp., Ltd. (e)	262,269	754,908
Hindustan Unilever Ltd.	44,827	1,295,983
Indiabulls Housing Finance Ltd.	948,751	2,601,702
Infosys Ltd.	341,829	3,322,819
NTPC Ltd.	790,724	1,005,998
REC Ltd.	989,982	1,421,379
Tata Chemicals Ltd.	190,166	783,851

		20,061,951

Indonesia—0.9%
Bank Central Asia Tbk PT	1,146,000	2,292,918

Korea (Republic of)—11.3%
CJ CheilJedang Corp.	17,565	4,796,037
Hana Financial Group, Inc.	146,900	3,340,852
Kia Motors Corp.	79,219	2,140,700
LG Electronics, Inc.	33,378	1,768,890
Samsung Electronics Co., Ltd.	221,222	9,792,974
SK Hynix, Inc.	95,688	6,831,977

		28,671,430

Malaysia—1.6%
Top Glove Corp., Bhd	1,052,600	3,972,431

Poland—0.9%
CD Projekt S.A. (e)	23,146	2,332,501

Russian Federation—4.8%
Lukoil PJSC ADR	89,000	6,615,736
MMC Norilsk Nickel PJSC ADR	162,593	4,249,947
VTB Bank PJSC GDR	1,302,252	1,215,323

		12,081,006

South Africa—2.7%
AngloGold Ashanti Ltd. ADR	89,200	2,630,508
Aspen Pharmacare Holdings Ltd. (e)	92,205	765,881
Gold Fields Ltd. ADR	300,200	2,821,880
Nedbank Group Ltd.	105,368	617,814

		6,836,083

Taiwan—16.7%
Cathay Financial Holding Co., Ltd.	561,000	798,015
Compeq Manufacturing Co., Ltd.	1,785,000	2,913,469
CTBC Financial Holding Co., Ltd.	1,064,000	737,392
Hon Hai Precision Industry Co., Ltd.	1,804,000	5,296,822
Radiant Opto-Electronics Corp.	812,000	3,287,835
Sino-American Silicon Products, Inc.	481,000	1,559,849
Taiwan Semiconductor Manufacturing Co., Ltd.	1,874,000	20,013,405
Uni-President Enterprises Corp.	637,000	1,543,327
United Microelectronics Corp.	6,890,000	3,725,012
Zhen Ding Technology Holding Ltd.	561,000	2,461,938

		42,337,064

62	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2020

	Shares	Value

Thailand—3.0%
Charoen Pokphand Foods PCL (c)(d)	7,373,900	$7,604,987

Turkey—0.8%
KOC Holding AS	233,104	613,099
Vestel Elektronik Sanayi ve Ticaret AS (e)	584,565	1,384,035

		1,997,134

United States—0.6%
AutoZone, Inc. (e)	1,300	1,466,556

Total Common Stock (cost—$206,224,854)		248,990,463

Preferred Stock—1.0%

Brazil—1.0%
Cia Paranaense de Energia (cost—$1,765,136)	221,800	2,480,623

Total Investments (cost—$207,989,990) (b)—99.2%		251,471,086

Other assets less liabilities—0.8%		2,056,308

Net Assets—100.0%		$253,527,394

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Security with a value of $2,623,260, representing 1.0% of net assets.

(b) Securities with an aggregate value of $197,384,116, representing 77.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Security with a value of $7,604,987, representing 3.0% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depository Receipt
The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Semiconductors & Semiconductor Equipment	14.0%
Banks	9.0%
Internet & Direct Marketing Retail	8.9%
Food Products	8.6%
Interactive Media & Services	8.5%
Entertainment	7.9%
Electronic Equipment, Instruments & Components	4.2%
Technology Hardware, Storage & Peripherals	3.9%
Metals & Mining	3.8%
Construction Materials	3.7%
Beverages	3.0%
Oil, Gas & Consumable Fuels	2.9%
Healthcare Equipment & Supplies	2.7%
Machinery	2.5%
Diversified Consumer Services	2.5%
Real Estate Management & Development	1.5%
IT Services	1.3%
Household Durables	1.2%
Automobiles	1.2%
Personal Products	1.1%
Thrifts & Mortgage Finance	1.0%
Insurance	1.0%
Electric Utilities	1.0%
Specialty Retail	0.6%
Diversified Financial Services	0.6%
Household Products	0.5%
Life Sciences Tools & Services	0.5%
Independent Power Producers & Energy Traders	0.4%
Auto Components	0.4%
Chemicals	0.3%
Pharmaceuticals	0.3%
Industrial Conglomerates	0.2%
Other assets less liabilities	0.8%

100.0%

AllianzGI Focused Growth Fund

	Shares	Value

Common Stock—99.3%

Aerospace & Defense—2.4%
L3Harris Technologies, Inc.	90,445	$15,345,803
Lockheed Martin Corp.	29,527	10,774,993

		26,120,796

Airlines—1.8%
Southwest Airlines Co.	554,590	18,955,886

Automobiles—3.1%
Tesla, Inc.	31,110	33,592,889

Biotechnology—3.1%
Exact Sciences Corp. (b)	114,030	9,913,768
Immunomedics, Inc. (b)	332,590	11,786,990
Vertex Pharmaceuticals, Inc. (b)	40,930	11,882,388

		33,583,146

Capital Markets—5.0%
Morgan Stanley	194,105	9,375,271
MSCI, Inc.	60,645	20,244,514
S&P Global, Inc.	74,350	24,496,838

		54,116,623

Diversified Consumer Services—0.6%
Bright Horizons Family Solutions, Inc. (b)	57,125	6,695,050

Healthcare Equipment & Supplies—2.0%
DexCom, Inc. (b)	19,945	8,085,703
Tandem Diabetes Care, Inc. (b)	134,650	13,319,578

		21,405,281

Healthcare Providers & Services—1.3%
Anthem, Inc.	51,945	13,660,496

Hotels, Restaurants & Leisure—2.3%
Chipotle Mexican Grill, Inc. (b)	10,880	11,449,677
Las Vegas Sands Corp.	278,260	12,671,960

		24,121,637

Interactive Media & Services—7.2%
Alphabet, Inc., Class A (b)	11,940	16,931,517
Facebook, Inc., Class A (b)	203,350	46,174,685
Tencent Holdings Ltd. ADR	225,575	14,436,800

		77,543,002

Internet & Direct Marketing Retail—7.2%
Amazon.com, Inc. (b)	27,952	77,114,537

IT Services—16.0%
EPAM Systems, Inc. (b)	96,365	24,284,944
Mastercard, Inc., Class A	115,920	34,277,544
Okta, Inc. (b)	70,140	14,044,132
PayPal Holdings, Inc. (b)	212,160	36,964,637
Repay Holdings Corp. (b)	318,470	7,843,916
Square, Inc., Class A (b)	98,190	10,304,059
Visa, Inc., Class A	230,080	44,444,553

		172,163,785

Life Sciences Tools & Services—0.8%
Agilent Technologies, Inc.	93,785	8,287,780

Multi-Line Retail—2.3%
Dollar General Corp.	131,130	24,981,576

Personal Products—0.9%
Estee Lauder Cos., Inc., Class A	52,155	9,840,605

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	63

Schedule of Investments

June 30, 2020

	Shares	Value

Pharmaceuticals—7.4%
AstraZeneca PLC ADR	409,405	$21,653,431
Bristol-Myers Squibb Co.	185,000	10,878,000
Horizon Therapeutics PLC (b)	448,865	24,947,917
Zoetis, Inc.	160,860	22,044,254

		79,523,602

Road & Rail—2.0%
Union Pacific Corp.	129,925	21,966,420

Semiconductors & Semiconductor Equipment—5.7%
Lam Research Corp.	88,200	28,529,172
Micron Technology, Inc. (b)	236,055	12,161,553
NVIDIA Corp.	52,825	20,068,746

		60,759,471

Software—14.6%
Microsoft Corp.	596,775	121,449,680
Salesforce.com, Inc. (b)	121,360	22,734,369
ServiceNow, Inc. (b)	32,060	12,986,224

		157,170,273

	Shares	Value

Specialty Retail—5.1%
Burlington Stores, Inc. (b)	97,215	$19,144,550
Lowe’s Cos., Inc.	151,895	20,524,053
O’Reilly Automotive, Inc. (b)	36,145	15,241,262

		54,909,865

Technology Hardware, Storage & Peripherals—8.5%
Apple, Inc. (a)	251,810	91,860,288

Total Common Stock (cost—$586,573,405)		1,068,373,008

	Principal Amount (000s)

Repurchase Agreements—1.1%
State Street Bank and Trust Co., dated 6/30/20, 0.00%, due 7/1/20, proceeds $12,301,000; collateralized by U.S. Treasury Notes, 3.00%, due 10/31/25, valued at $12,547,033 including accrued interest
(cost—$12,301,000)	$12,301	12,301,000

Principal Amount (000s)	Value

Total Investments, before options written (cost—$598,874,405)—100.4%	$1,080,674,008

Total Options Written—(0.0)% (premiums received—$574,213) (b)(c)(d)	(35,375)

Total Investments, net of options written (cost—$598,300,192)—100.4%	1,080,638,633

Other liabilities in excess of other assets—(0.4)%	(4,285,473)

Net Assets—100.0%	$1,076,353,160

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for option written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

(d) Exchange traded option contracts outstanding at June 30, 2020:

Options written contracts outstanding at June 30, 2020:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation

Put options:
Tesla, Inc.	500.00 USD	9/18/20	(50)	$(5,000)	$(35,375)	$(574,213)	$538,838

Glossary:

ADR—American Depositary Receipt

64	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2020

AllianzGI Global Small-Cap Fund

	Shares	Value

Common Stock—98.0%

Australia—2.5%
Ansell Ltd.	4,777	$121,431
Austal Ltd.	109,017	245,729
Bapcor Ltd.	29,003	119,615
Cleanaway Waste Management Ltd.	158,184	242,872
JB Hi-Fi Ltd.	2,189	65,494
NEXTDC Ltd. (c)	36,100	248,304
Northern Star Resources Ltd.	22,100	208,425
Paradigm Biopharmaceuticals Ltd. (c)	14,171	31,431
Pro Medicus Ltd.	7,800	143,631
Seven Group Holdings Ltd.	16,500	198,459
Starpharma Holdings Ltd. (c)	104,609	81,589
Worley Ltd.	19,650	120,235

		1,827,215

Austria—0.6%
Wienerberger AG (c)	19,091	415,891

Denmark—1.2%
Ambu A/S, Class B	14,315	452,530
SimCorp A/S	4,270	461,810

		914,340

Finland—0.5%
Huhtamaki Oyj (c)	9,284	367,283

France—2.1%
Korian S.A.	11,794	432,877
Nexity S.A.	9,943	323,422
SCOR SE (c)	15,636	431,839
SPIE S.A.	25,876	388,815

		1,576,953

Germany—3.4%
alstria office REIT-AG (c)	25,981	386,680
Bechtle AG	2,555	452,850
CANCOM SE	7,381	393,471
Hella GmbH & Co. KGaA	10,695	439,338
Scout24 AG (a)	5,898	456,315
Siltronic AG (c)	4,296	440,528

		2,569,182

Hong Kong—0.9%
Alphamab Oncology (a)(c)	31,000	72,150
Hutchison China MediTech Ltd. ADR (c)	7,100	195,818
Nissin Foods Co., Ltd.	316,000	255,102
Techtronic Industries Co., Ltd.	16,500	163,260

		686,330

Indonesia—0.1%
Jasa Marga Persero Tbk PT (c)	145,700	45,034

Ireland—0.4%
Dalata Hotel Group PLC	96,941	311,180

Italy—1.0%
Buzzi Unicem SpA	20,995	453,654
ERG SpA	12,911	278,987

		732,641

Japan—12.4%
Anritsu Corp.	27,500	653,323
Azbil Corp.	17,500	534,879
CKD Corp.	33,300	592,617
COMSYS Holdings Corp.	10,400	308,412
Fuji Electric Co., Ltd.	15,600	429,374
Fuji Oil Holdings, Inc.	12,100	311,339
Glory Ltd.	12,200	278,288
GLP J-Reit REIT	107	154,620
Heiwa Real Estate Co., Ltd.	14,600	418,288
HOLON Co., Ltd.	2,100	94,489

	Shares	Value
Itochu Techno-Solutions Corp.	22,100	$831,110
Jeol Ltd.	19,200	533,309
Marui Group Co., Ltd.	31,300	566,195
Mitsubishi UFJ Lease & Finance Co., Ltd.	98,700	470,981
Nihon M&A Center, Inc.	2,400	109,147
Nihon Unisys Ltd.	18,200	572,230
PALTAC Corp.	2,200	101,493
Penta-Ocean Construction Co., Ltd.	114,000	615,645
Ryohin Keikaku Co., Ltd.	7,400	105,254
T&D Holdings, Inc.	11,100	95,340
Taiyo Yuden Co., Ltd.	4,600	143,844
TechnoPro Holdings, Inc.	7,100	409,880
Tokyu Fudosan Holdings Corp.	84,100	395,646
Yaoko Co., Ltd.	3,200	229,052
Zenkoku Hosho Co., Ltd.	8,500	321,112

		9,275,867

Korea (Republic of)—0.3%
Koh Young Technology, Inc.	2,660	222,318

Netherlands—1.3%
ASM International NV	3,261	502,019
ASR Nederland NV	14,632	450,188

		952,207

Norway—1.0%
Elkem ASA (a)	166,848	343,876
Storebrand ASA (c)	80,317	418,551

		762,427

Singapore—0.7%
Mapletree Commercial Trust REIT	132,688	185,658
Mapletree Industrial Trust REIT	162,500	338,036

		523,694

Sweden—1.1%
AAK AB (c)	24,785	427,792
Elekta AB, Class B	41,425	385,889

		813,681

Switzerland—2.6%
Galenica AG (a)	5,592	400,920
Georg Fischer AG	527	454,327
Interroll Holding AG	217	439,007
OC Oerlikon Corp. AG	45,905	376,568
Quotient Ltd. (c)	38,091	281,873

		1,952,695

Taiwan—0.8%
ASMedia Technology, Inc.	2,000	97,944
Taiwan Surface Mounting Technology Corp.	52,000	231,216
Win Semiconductors Corp.	14,000	142,941
Yageo Corp.	8,000	104,223

		576,324

United Kingdom—6.9%
ASOS PLC (c)	11,131	473,095
Auto Trader Group PLC (a)	68,372	445,153
Crest Nicholson Holdings PLC	96,808	236,648
Derwent London PLC REIT	10,312	354,721
Genus PLC	9,674	423,482
HomeServe PLC	28,076	453,904
Howden Joinery Group PLC	54,175	370,891
Intermediate Capital Group PLC	26,650	425,169
Mimecast Ltd. (c)	9,303	387,563
Moneysupermarket.com Group PLC	108,618	435,710

	Shares	Value
Rotork PLC	108,927	$376,997
Spectris PLC	12,003	374,885
Wizz Air Holdings PLC (a)(c)	8,879	366,854

		5,125,072

United States—58.2%
ACADIA Pharmaceuticals, Inc. (c)	8,117	393,431
Adaptive Biotechnologies Corp. (c)	11,227	543,162
Agree Realty Corp. REIT	10,601	696,592
Americold Realty Trust REIT	19,909	722,697
Axon Enterprise, Inc. (c)	7,779	763,353
Blackline, Inc. (c)	6,496	538,583
Bright Horizons Family Solutions, Inc. (c)	3,695	433,054
Cerence, Inc. (c)	11,450	467,618
Chegg, Inc. (c)	15,031	1,010,985
Chemours Co.	42,865	657,978
Churchill Downs, Inc.	4,030	536,595
Clean Harbors, Inc. (c)	11,852	710,883
Everbridge, Inc. (c)	2,182	301,902
EverQuote, Inc., Class A (c)	11,408	663,489
Fastly, Inc., Class A (c)	7,883	671,080
Floor & Decor Holdings, Inc., Class A (c)	10,261	591,547
FormFactor, Inc. (c)	7,455	218,655
Freshpet, Inc. (c)	8,762	733,029
Grocery Outlet Holding Corp. (c)	19,660	802,128
Haemonetics Corp. (c)	6,652	595,753
Health Catalyst, Inc. (c)	15,088	440,117
Horizon Therapeutics PLC (c)	23,705	1,317,524
HubSpot, Inc. (c)	3,557	798,013
IAA, Inc. (c)	16,986	655,150
ICF International, Inc.	7,907	512,611
II-VI, Inc. (c)	11,813	557,810
Immunomedics, Inc. (c)	15,695	556,231
Intersect ENT, Inc. (c)	17,515	237,153
ITT, Inc.	8,779	515,678
Kinsale Capital Group, Inc.	4,202	652,192
Kratos Defense & Security Solutions, Inc. (c)	34,365	537,125
LHC Group, Inc. (c)	4,500	784,440
LPL Financial Holdings, Inc.	8,930	700,112
Materion Corp.	7,513	461,974
Mercury Systems, Inc. (c)	9,514	748,371
MKS Instruments, Inc.	5,434	615,346
Monolithic Power Systems, Inc.	2,410	571,170
NanoString Technologies, Inc. (c)	9,743	285,957
Nevro Corp. (c)	3,301	394,371
nLight, Inc. (c)	14,236	316,893
Norwegian Cruise Line Holdings Ltd. (c)	26,889	441,786
Novocure Ltd. (c)	5,076	301,007
Ollie’s Bargain Outlet Holdings, Inc. (c)	5,988	584,728
Onto Innovation, Inc. (c)	12,696	432,172
Palomar Holdings, Inc. (c)	10,672	915,231
Paylocity Holding Corp. (c)	4,140	603,985
Pebblebrook Hotel Trust REIT	42,018	573,966
Penn National Gaming, Inc. (c)	13,255	404,808
Perficient, Inc. (c)	17,248	617,133
PetIQ, Inc. (c)	22,192	773,169
Pinnacle Financial Partners, Inc.	16,663	699,679
Planet Fitness, Inc., Class A (c)	10,681	646,948
Pool Corp.	2,760	750,361
Power Integrations, Inc.	1,942	229,408
Q2 Holdings, Inc. (c)	5,915	507,448

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	65

Schedule of Investments

June 30, 2020

	Shares	Value
QTS Realty Trust, Inc., Class A REIT	10,295	$659,807
Qualys, Inc. (c)	3,762	391,323
Repay Holdings Corp. (c)	34,019	837,888
Saia, Inc. (c)	5,244	583,028
Shockwave Medical, Inc. (c)	7,779	368,491
Silk Road Medical, Inc. (c)	4,658	195,124
Spirit AeroSystems Holdings, Inc., Class A	15,820	378,731
Summit Materials, Inc., Class A (c)	39,030	627,602
Tandem Diabetes Care, Inc. (c)	9,934	982,671
TechTarget, Inc. (c)	13,631	409,339
Terreno Realty Corp. REIT	15,115	795,654
Trex Co., Inc. (c)	5,066	658,935
Twist Bioscience Corp. (c)	6,009	272,208
Veracyte, Inc. (c)	15,917	412,250
Visteon Corp. (c)	6,434	440,729
Wendy’s Co.	29,231	636,651
Western Alliance Bancorp	18,915	716,311
YETI Holdings, Inc. (c)	17,694	756,065
Zynga, Inc., Class A (c)	111,636	1,065,007

		43,380,395

Total Common Stock (cost—$61,220,896)		73,030,729

	Shares	Value

Preferred Stock—0.7%

Germany—0.7%
Jungheinrich AG (c) (cost—$606,262)	22,179	$521,470

	Principal Amount (000s)

Repurchase Agreements—1.1%
State Street Bank and Trust Co., dated 6/30/20, 0.00%, due 7/1/20, proceeds $834,000; collateralized by U.S. Treasury Notes, 3.00%, due 10/31/25, valued at $850,699 including accrued interest
(cost—$834,000)	$834	834,000

Total Investments (cost-$62,661,158) (b)—99.8%		74,386,199

Other assets less liabilities (d)—0.2%		167,660

Net Assets—100.0%		$74,553,859

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $2,085,268, representing 2.8% of net assets.

(b) Securities with an aggregate value of $28,890,659, representing 38.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

(d) Includes net unrealized depreciation of other financial instruments as follows:

Forward foreign currency contracts outstanding at June 30, 2020:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value June 30, 2020	Unrealized Depreciation
Purchased:
9,852 Singapore Dollar settling 7/2/20	State Street Bank London	$7,099	$7,070	$(29)

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

66	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2020

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Equity Real Estate Investment Trusts (REITs)	6.5%
IT Services	6.2%
Healthcare Equipment & Supplies	6.2%
Software	6.0%
Semiconductors & Semiconductor Equipment	5.1%
Machinery	5.0%
Hotels, Restaurants & Leisure	4.0%
Insurance	4.0%
Electronic Equipment, Instruments & Components	3.6%
Aerospace & Defense	3.6%
Commercial Services & Supplies	3.3%
Healthcare Providers & Services	3.2%
Biotechnology	2.9%
Pharmaceuticals	2.4%
Food Products	2.3%
Interactive Media & Services	2.1%
Construction Materials	2.0%
Diversified Consumer Services	1.9%
Banks	1.9%
Multi-Line Retail	1.7%
Capital Markets	1.5%
Entertainment	1.4%
Professional Services	1.4%
Food & Staples Retailing	1.4%
Chemicals	1.3%
Distributors	1.3%
Construction & Engineering	1.2%
Internet & Direct Marketing Retail	1.2%
Auto Components	1.2%
Life Sciences Tools & Services	1.1%
Diversified Financial Services	1.1%
Leisure Equipment & Products	1.0%
Real Estate Management & Development	1.0%
Metals & Mining	0.9%
Building Products	0.9%
Specialty Retail	0.9%
Healthcare Technology	0.8%
Road & Rail	0.8%
Trading Companies & Distributors	0.8%
Electrical Equipment	0.6%
Real Estate	0.5%
Media	0.5%
Containers & Packaging	0.5%
Airlines	0.5%
Independent Power Producers & Energy Traders	0.4%
Household Durables	0.3%
Energy Equipment & Services	0.2%
Transportation Infrastructure	0.1%
Repurchase Agreements	1.1%
Other assets less liabilities	0.2%

100.0%

AllianzGI Health Sciences Fund

	Shares	Value

Common Stock—95.7%

Biotechnology—16.0%
AbbVie, Inc.	53,520	$5,254,593
ACADIA Pharmaceuticals, Inc. (d)	17,995	872,218
Amgen, Inc.	8,945	2,109,768
Arena Pharmaceuticals, Inc. (d)	10,615	668,214
Aurinia Pharmaceuticals, Inc. (d)	25,560	415,350
BioMarin Pharmaceutical, Inc. (d)	18,165	2,240,471
BioNTech SE ADR (d)	6,420	428,471
Deciphera Pharmaceuticals, Inc. (d)	9,040	539,869
Epizyme, Inc. (d)	34,770	558,406
Exact Sciences Corp. (d)	17,410	1,513,625
Gilead Sciences, Inc.	19,595	1,507,639
ImmunoGen, Inc. (d)	86,940	399,924
Immunomedics, Inc. (d)	41,830	1,482,455
Iovance Biotherapeutics, Inc. (d)	22,435	615,841
Karyopharm Therapeutics, Inc. (d)	17,005	322,075
Mersana Therapeutics, Inc. (d)	19,060	446,004
Momenta Pharmaceuticals, Inc. (d)	22,385	744,749
Regeneron Pharmaceuticals, Inc. (d)	1,965	1,225,472
Translate Bio, Inc. (d)	9,000	161,280
Turning Point Therapeutics, Inc. (d)	6,115	394,968
Twist Bioscience Corp. (d)	14,860	673,158
Vertex Pharmaceuticals, Inc. (d)	12,690	3,684,034

		26,258,584

Healthcare Equipment & Supplies—17.7%
Abbott Laboratories	18,423	1,684,415
Axonics Modulation Technologies, Inc. (d)	24,700	867,217
Baxter International, Inc.	14,290	1,230,369
Becton Dickinson and Co.	12,885	3,082,994
Boston Scientific Corp. (d)	81,982	2,878,388
CONMED Corp.	16,160	1,163,358
Cooper Cos., Inc.	6,950	1,971,298
DexCom, Inc. (d)	5,200	2,108,080
GenMark Diagnostics, Inc. (d)	68,530	1,008,076
Haemonetics Corp. (d)	7,345	657,818
Hill-Rom Holdings, Inc.	16,910	1,856,380
Hologic, Inc. (d)	23,145	1,319,265
Itamar Medical Ltd. ADR (d)	57,555	1,070,523
Medtronic PLC	27,995	2,567,142
Meridian Bioscience, Inc. (d)	27,590	642,571
Nevro Corp. (d)	5,575	666,045
Quidel Corp. (d)	3,240	724,918
Quotient Ltd. (d)	171,919	1,272,201
Shockwave Medical, Inc. (d)	12,920	612,020
Tandem Diabetes Care, Inc. (d)	8,255	816,585
Zimmer Biomet Holdings, Inc.	5,975	713,176

		28,912,839

Healthcare Providers & Services—12.7%
Anthem, Inc.	13,865	3,646,218
Centene Corp. (d)	66,380	4,218,449
Cigna Corp. (d)	16,170	3,034,301
CVS Health Corp.	22,900	1,487,813
Humana, Inc.	5,270	2,043,443
LHC Group, Inc. (d)	3,525	614,478
Tenet Healthcare Corp. (d)	39,330	712,266
UnitedHealth Group, Inc.	16,871	4,976,101

		20,733,069

	Shares	Value

Life Sciences Tools & Services—3.7%
Agilent Technologies, Inc.	22,700	$2,005,999
Bio-Rad Laboratories, Inc., Class A (d)	3,210	1,449,283
NanoString Technologies, Inc. (d)	15,665	459,768
PRA Health Sciences, Inc. (d)	7,560	735,512
Thermo Fisher Scientific, Inc.	4,030	1,460,230

		6,110,792

Pharmaceuticals—45.6%
Astellas Pharma, Inc.	148,100	2,473,205
AstraZeneca PLC ADR	168,460	8,909,849
Bristol-Myers Squibb Co.	113,320	6,663,216
Catalent, Inc. (d)	33,205	2,433,927
Daiichi Sankyo Co., Ltd.	28,600	2,339,240
Eli Lilly & Co.	22,210	3,646,438
GlaxoSmithKline PLC ADR	28,595	1,166,390
Horizon Therapeutics PLC (d)	99,335	5,521,039
Johnson & Johnson	40,957	5,759,783
Merck & Co., Inc.	59,527	4,603,223
MyoKardia, Inc. (d)	6,320	610,638
Novartis AG ADR	92,208	8,053,447
Pfizer, Inc.	162,299	5,307,177
Roche Holding AG ADR	208,860	9,060,347
Sanofi ADR	101,860	5,199,953
Zoetis, Inc.	20,560	2,817,542

		74,565,414

Total Common Stock (cost—$132,838,292)		156,580,698

	Units

Warrants—0.1%

Pharmaceuticals—0.1%
AIT Therapeutics, Inc., exercise price $4.25, expires 2/14/21 (b)(c)(d) (cost—$1,239)	123,899	262,666

	Shares

Rights—0.0%

Pharmaceuticals—0.0%
Elanco Animal Health, Inc. CVR (b)(c)(d) (cost—$957)	38,000	957

	Principal Amount (000s)

Repurchase Agreements—4.4%
State Street Bank and Trust Co., dated 6/30/20, 0.00%, due 7/1/20, proceeds $7,167,000; collateralized by U.S. Treasury Notes, 3.00%, due 10/31/25, valued at $7,310,438 including accrued interest
(cost—$7,167,000)	$7,167	7,167,000

Total Investments (cost—$140,007,488) (a)—100.2%		164,011,321

Liabilities in excess of other assets—(0.2)%		(385,061)

Net Assets—100.0%		$163,626,260

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	67

Schedule of Investments

June 30, 2020

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $4,812,445, representing 2.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $263,623, representing 0.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

Glossary:

ADR—American Depositary Receipt

CVR—Contingent Value Rights

AllianzGI Income & Growth Fund

	Shares	Value

Common Stock—34.3%

Advertising—0.0%
Mood Media Corp. (e)(g)(m)	286,500	$157,575

Aerospace & Defense—0.3%
Boeing Co.	65,500	12,006,150
Erickson, Inc. (e)(g)(m)	10,866	183,201

		12,189,351

Apparel & Textiles—0.0%
Quiksilver, Inc. (e)(g)(m)	2,328	28,890

Automobiles—0.2%
Ford Motor Co.	1,199,700	7,294,176

Banks—0.3%
CCF Holdings LLC Class A (cost—$0; purchased 12/18/18) (e)(g)(k)(m)	31,304	3
CCF Holdings LLC Class B (cost—$0; purchased 12/12/18) (e)(g)(j)(k)(m)	42,857	4
JPMorgan Chase & Co.	180,000	16,930,800

		16,930,807

Beverages—0.3%
PepsiCo, Inc. (h)	104,000	13,755,040

Biotechnology—1.5%
AbbVie, Inc.	301,842	29,634,847
Biogen, Inc. (m)	29,700	7,946,235
BioMarin Pharmaceutical, Inc. (m)	3,926	484,233
Gilead Sciences, Inc.	163,350	12,568,149
Vertex Pharmaceuticals, Inc. (h)(m)	84,100	24,415,071

		75,048,535

Building Products—0.2%
Johnson Controls International PLC	335,482	11,453,356

Capital Markets—0.7%
Charles Schwab Corp.	380,500	12,838,070
S&P Global, Inc. (h)	61,000	20,098,280

		32,936,350

Chemicals—0.2%
Chemours Co.	238,400	3,659,440
Corteva, Inc. (m)	59,533	1,594,889
Dow, Inc. (m)	59,533	2,426,565
DuPont de Nemours, Inc.	59,533	3,162,988

		10,843,882

Commercial Services—0.0%
Cenveo Corp. (e)(g)(j)(m)	19,074	576,798

Commercial Services & Supplies—0.1%
Stericycle, Inc. (m)	66,843	3,741,871

Communications Equipment—0.3%
Cisco Systems, Inc.	278,700	12,998,568

Construction & Engineering—0.1%
Fluor Corp.	209,800	2,534,384

Diversified Telecommunication Services—0.0%
Frontier Communications Corp. (m)	210,781	20,551

	Shares	Value

Electronic Equipment, Instruments & Components—0.1%
Belden, Inc.	125,172	$4,074,349

Energy Equipment & Services—0.1%
Bristow Group, Inc. (m)	2,838	39,533
National Oilwell Varco, Inc.	145,600	1,783,600
Schlumberger Ltd.	172,400	3,170,436

		4,993,569

Entertainment—0.9%
Activision Blizzard, Inc. (h)	102,800	7,802,520
Netflix, Inc. (h)(m)	84,800	38,587,392

		46,389,912

Equity Real Estate Investment Trusts (REITs)—0.7%
American Tower Corp. (h)	83,000	21,458,820
Crown Castle International Corp.	70,400	11,781,440

		33,240,260

Food & Staples Retailing—0.6%
Costco Wholesale Corp. (h)	72,300	21,922,083
Walgreens Boots Alliance, Inc.	154,600	6,553,494

		28,475,577

Food Products—0.1%
Archer-Daniels-Midland Co.	159,650	6,370,035

Healthcare Equipment & Supplies—1.3%
Align Technology, Inc. (m)	90,000	24,699,600
Boston Scientific Corp. (m)	505,000	17,730,550
Intuitive Surgical, Inc. (h)(m)	34,500	19,659,135

		62,089,285

Healthcare Providers & Services—1.2%
McKesson Corp.	114,300	17,535,906
UnitedHealth Group, Inc. (h)	143,800	42,413,810

		59,949,716

Hotels, Restaurants & Leisure—0.9%
McDonald’s Corp.	112,000	20,660,640
Starbucks Corp.	214,000	15,748,260
Wynn Resorts Ltd.	114,200	8,506,758

		44,915,658

Household Durables—0.4%
DR Horton, Inc. (h)	347,200	19,252,240

Independent Power Producers & Energy Traders—0.1%
Vistra Energy Corp.	144,101	2,683,161

Industrial Conglomerates—0.4%
General Electric Co.	326,200	2,227,946
Honeywell International, Inc.	131,500	19,013,585

		21,241,531

Insurance—0.1%
Aon PLC, Class A	8,900	1,714,140
Progressive Corp. (h)	53,800	4,309,918

		6,024,058

Interactive Media & Services—2.7%
Alphabet, Inc., Class A (m)	51,400	72,887,770
Facebook, Inc., Class A (m)	252,200	57,267,054

		130,154,824

68	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2020

	Shares	Value

Internet & Direct Marketing Retail—1.7%
Alibaba Group Holding Ltd. ADR (h)(m)	50,000	$10,785,000
Amazon.com, Inc. (m)	25,600	70,625,792

		81,410,792

IT Services—3.2%
Fiserv, Inc. (m)	191,000	18,645,420
International Business Machines Corp.	92,200	11,134,994
Mastercard, Inc., Class A (h)	126,250	37,332,125
PayPal Holdings, Inc. (h)(m)	228,200	39,759,286
Visa, Inc., Class A	262,000	50,610,540

		157,482,365

Life Sciences Tools & Services—0.6%
Thermo Fisher Scientific, Inc.	85,350	30,925,719

Machinery—0.6%
Caterpillar, Inc.	172,200	21,783,300
Deere & Co. (h)	56,900	8,941,835

		30,725,135

Media—0.0%
LiveStyle, Inc. (a)(e)(g) (j)(m)(n)	202,319	20
Postmedia Network Canada Corp. (e)(g)(m)	1,018,823	784,494

		784,514

Metals & Mining—0.1%
ArcelorMittal S.A. (m)	180,611	1,937,956
Freeport-McMoRan, Inc.	113,100	1,308,567

		3,246,523

Multi-Line Retail—0.9%
Dollar General Corp. (h)	134,100	25,547,391
Target Corp. (h)	163,700	19,632,541

		45,179,932

Oil, Gas & Consumable Fuels—0.4%
Arch Resources, Inc.	1,858	52,786
Chesapeake Energy Corp. (m)	6,253	30,640
Hercules Offshore, Inc. (e)(g)(m)	174,935	17
Kinder Morgan, Inc.	187,778	2,848,592
Occidental Petroleum Corp.	229,700	4,203,510
Riviera Resources, Inc.	25,527	45,821
Southwestern Energy Co. (m)	508,010	1,300,506
Talos Energy, Inc. (m)	98,625	907,350
Valero Energy Corp.	171,200	10,069,984

		19,459,206

Pharmaceuticals—1.2%
Amryt Pharma PLC ADR (m)	243,958	2,373,809
Bristol-Myers Squibb Co.	419,400	24,660,720
Merck & Co., Inc.	120,700	9,333,731
Teva Pharmaceutical Industries Ltd. ADR (m)	248,006	3,057,914
Zoetis, Inc. (h)	153,000	20,967,120

		60,393,294

Road & Rail—0.3%
Union Pacific Corp. (h)	75,800	12,815,506

	Shares	Value

Semiconductors—0.0%
GT Advanced Technologies, Inc. (e)(g)(m)	537	$—	†

Semiconductors & Semiconductor Equipment—3.3%
Advanced Micro Devices, Inc. (h)(m)	430,900	22,669,649
Broadcom, Inc. (h)	68,300	21,556,163
Lam Research Corp.	74,300	24,033,078
Marvell Technology Group Ltd. (h)	589,800	20,678,388
Micron Technology, Inc. (h)(m)	374,200	19,278,784
NVIDIA Corp. (h)	80,700	30,658,737
QUALCOMM, Inc. (h)	185,700	16,937,697
Texas Instruments, Inc. (h)	33,800	4,291,586

		160,104,082

Software—5.1%
Adobe, Inc. (h)(m)	70,100	30,515,231
Atlassian Corp. PLC, Class A (h)(m)	58,800	10,599,876
Crowdstrike Holdings, Inc., Class A (m)	153,600	15,404,544
Intuit, Inc.	76,100	22,540,059
Microsoft Corp.	427,400	86,980,174
Salesforce.com, Inc. (h)(m)	189,000	35,405,370
ServiceNow, Inc. (h)(m)	48,700	19,726,422
Workday, Inc., Class A (h)(m)	119,100	22,314,576
Zoom Video Communications, Inc. (h)(m)	28,100	7,124,474

		250,610,726

Specialty Retail—0.8%
Home Depot, Inc. (h)	160,400	40,181,804

Technology Hardware, Storage & Peripherals—1.8%
Apple, Inc.	234,150	85,417,920
NetApp, Inc.	99,600	4,419,252
Western Digital Corp.	1,953	86,225

		89,923,397

Textiles, Apparel & Luxury Goods—0.5%
NIKE, Inc., Class B (h)	255,200	25,022,360

Trading Companies & Distributors—0.0%
WESCO International, Inc. (m)	54,455	1,911,915

Total Common Stock (cost—$1,980,638,240)		1,680,541,579

	Principal Amount (000s)

Corporate Bonds & Notes—28.6%

Advertising—0.2%
Mood Media Borrower LLC (a)(b),
0.302%, 12/31/23	$1,260	1,026,942
National CineMedia LLC (a)(b),
5.875%, 4/15/28	8,220	6,925,350

		7,952,292

Aerospace & Defense—0.8%
Kratos Defense & Security Solutions, Inc. (a)(b),
6.50%, 11/30/25	4,910	5,112,022

	Principal Amount (000s)	Value
TransDigm, Inc.,
5.50%, 11/15/27	$15,130	$13,249,568
6.50%, 7/15/24	1,425	1,374,975
6.50%, 5/15/25	10,895	10,216,187
Triumph Group, Inc. (a)(b),
6.25%, 9/15/24	10,815	9,214,164

		39,166,916

Auto Components—0.8%
Adient U.S. LLC (a)(b),
7.00%, 5/15/26	10,770	11,281,575
American Axle & Manufacturing, Inc.,
6.25%, 4/1/25	8,000	7,877,640
Clarios Global LP (a)(b),
8.50%, 5/15/27	12,895	12,991,390
Goodyear Tire & Rubber Co.,
5.00%, 5/31/26	9,955	9,307,975

		41,458,580

Auto Manufacturers—0.9%
Ford Motor Co.,
9.00%, 4/22/25	5,170	5,599,756
9.625%, 4/22/30	11,060	13,119,096
Ford Motor Credit Co LLC,
5.125%, 6/16/25	4,465	4,467,791
Navistar International Corp. (a)(b),
6.625%, 11/1/25	9,295	8,831,226
Tesla, Inc. (a)(b),
5.30%, 8/15/25	9,850	9,851,034

		41,868,903

Building Materials—0.2%
Builders FirstSource, Inc. (a)(b),
5.00%, 3/1/30	11,100	10,460,030

Chemicals—0.8%
Chemours Co.,
6.625%, 5/15/23	7,000	6,738,235
7.00%, 5/15/25	3,395	3,251,799
Kraton Polymers LLC (a)(b),
7.00%, 4/15/25	5,325	5,370,316
Olin Corp.,
5.00%, 2/1/30	6,460	5,732,055
PQ Corp. (a)(b),
5.75%, 12/15/25	2,635	2,664,367
Trinseo Materials Operating SCA (a)(b),
5.375%, 9/1/25	5,645	5,366,278
Tronox Finance PLC (a)(b),
5.75%, 10/1/25	5,510	5,116,834
Tronox, Inc. (a)(b),
6.50%, 4/15/26	7,370	6,908,638

		41,148,522

Commercial Services—1.1%
Cenveo Corp. (d)(e)(g),
6.00%, 5/15/24 (a)(b)	8,116	148,766
8.50%, 9/15/22 (k) (cost—$1,500,992; purchased 7/19/14-7/25/14)	1,520	30,400
Herc Holdings, Inc. (a)(b),
5.50%, 7/15/27	11,005	11,056,503
Hertz Corp. (a)(b)(d),
6.00%, 1/15/28	12,195	3,846,425
7.125%, 8/1/26	3,750	1,184,044
Laureate Education, Inc. (a)(b),
8.25%, 5/1/25	11,610	12,277,575
RR Donnelley & Sons Co.,
6.00%, 4/1/24	3,195	2,943,058
7.00%, 2/15/22	6,110	5,948,177
United Rentals North America, Inc.,
5.25%, 1/15/30	9,695	10,032,531
5.50%, 7/15/25	6,930	7,119,917

		54,587,396

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	69

Schedule of Investments

June 30, 2020

	Principal Amount (000s)	Value

Computers—0.3%
Dell International LLC (a)(b),
7.125%, 6/15/24	$9,275	$9,617,595
Monitronics International, Inc. (e)(g),
9.125%, 4/1/20	6,450	65
Vericast Corp. (a)(b),
9.25%, 3/1/21	7,165	7,214,259

		16,831,919

Containers & Packaging—0.7%
Berry Global, Inc. (a)(b),
5.625%, 7/15/27	11,590	11,945,292
Owens-Brockway Glass Container, Inc. (a)(b),
6.625%, 5/13/27	10,135	10,559,403
Trivium Packaging Finance BV (a)(b),
8.50%, 8/15/27	8,745	9,366,463

		31,871,158

Distribution/Wholesale—0.5%
H&E Equipment Services, Inc.,
5.625%, 9/1/25	9,845	9,967,029
Performance Food Group, Inc. (a)(b),
5.50%, 10/15/27	13,570	13,119,883

		23,086,912

Diversified Financial Services—1.1%
CCF Holdings LLC, PIK 10.75% (a)(b)(e)(g),
10.75%, 12/15/23	11,948	3,301,117
Community Choice Financial Issuer LLC (cost—$12,000,000; purchased 9/6/18) (a)(b)(k),
9.00%, 6/15/23	12,000	12,018,780
Navient Corp.,
5.00%, 3/15/27	11,555	9,731,563
6.75%, 6/15/26	11,105	10,353,358
Springleaf Finance Corp.,
6.625%, 1/15/28	10,165	10,080,529
8.25%, 10/1/23	8,730	9,372,921

		54,858,268

Electric Utilities—0.3%
NRG Energy, Inc.,
5.75%, 1/15/28	11,135	11,773,203
Talen Energy Supply LLC,
6.50%, 6/1/25	3,365	2,277,987

		14,051,190

Electrical Equipment—0.3%
Energizer Holdings, Inc. (a)(b),
7.75%, 1/15/27	10,295	11,001,082
WESCO Distribution, Inc. (a)(b),
7.25%, 6/15/28	5,310	5,613,042

		16,614,124

Engineering & Construction—0.3%
AECOM,
5.875%, 10/15/24	7,245	7,843,473
Tutor Perini Corp. (a)(b),
6.875%, 5/1/25	7,095	6,780,160

		14,623,633

Entertainment—1.6%
AMC Entertainment Holdings, Inc.,
6.125%, 5/15/27	13,610	4,321,175
10.50%, 4/15/25 (a)(b)	4,970	4,050,923
Cedar Fair L.P.,
5.375%, 6/1/24	5,550	5,275,414
5.375%, 4/15/27	2,700	2,424,344
Colt Merger Sub, Inc. (a)(b)(c),
6.25%, 7/1/25	5,585	5,555,399
8.125%, 7/1/27	6,515	6,352,125
International Game Technology PLC (a)(b),
6.25%, 1/15/27	8,350	8,536,330
6.50%, 2/15/25	4,175	4,281,984

	Principal Amount (000s)	Value
Lions Gate Capital Holdings LLC (a)(b),
6.375%, 2/1/24	$11,370	$11,121,168
Live Nation Entertainment, Inc. (a)(b),
5.625%, 3/15/26	4,145	3,786,706
Scientific Games International, Inc. (a)(b),
5.00%, 10/15/25	8,365	7,752,515
8.25%, 3/15/26	7,810	6,944,691
Stars Group Holdings BV (a)(b),
7.00%, 7/15/26	8,005	8,456,762

		78,859,536

Equity Real Estate Investment Trusts (REITs)—0.2%
Uniti Group L.P.,
7.125%, 12/15/24 (a)(b)	2,500	2,295,287
8.25%, 10/15/23	6,445	6,078,441

		8,373,728

Food & Beverage—1.0%
Albertsons Cos., Inc. (a)(b),
4.875%, 2/15/30	9,920	10,159,370
7.50%, 3/15/26	4,535	4,923,196
Kraft Heinz Foods Co.,
6.50%, 2/9/40	10,090	12,171,510
Post Holdings, Inc. (a)(b),
5.75%, 3/1/27	10,700	11,105,583
U.S. Foods, Inc. (a)(b),
6.25%, 4/15/25	8,055	8,231,203

		46,590,862

Food Service—0.2%
Aramark Services, Inc. (a)(b),
5.00%, 2/1/28	10,730	10,218,125

Hand/Machine Tools—0.1%
Colfax Corp. (a)(b),
6.375%, 2/15/26	6,655	6,964,890

Healthcare-Products—0.2%
Avantor, Inc. (a)(b),
9.00%, 10/1/25	9,555	10,307,456

Healthcare-Services—1.5%
Centene Corp.,
4.625%, 12/15/29	3,135	3,315,262
5.375%, 6/1/26 (a)(b)	6,975	7,274,332
Charles River Laboratories International, Inc. (a)(b),
5.50%, 4/1/26	4,745	4,948,584
Community Health Systems, Inc.,
6.875%, 2/1/22	2,500	2,007,813
DaVita, Inc.,
5.125%, 7/15/24	3,100	3,157,350
Encompass Health Corp.,
4.50%, 2/1/28	2,095	2,012,897
4.75%, 2/1/30	6,595	6,309,371
HCA, Inc.,
5.375%, 9/1/26	3,515	3,835,568
5.625%, 9/1/28	2,420	2,704,882
IQVIA, Inc. (a)(b),
5.00%, 5/15/27	5,445	5,582,323
Select Medical Corp. (a)(b),
6.25%, 8/15/26	7,115	7,208,776
Tenet Healthcare Corp.,
6.25%, 2/1/27 (a)(b)	12,810	12,753,892
7.00%, 8/1/25	6,000	5,896,170
8.125%, 4/1/22	6,030	6,342,354

		73,349,574

Home Builders—0.4%
Beazer Homes USA, Inc.,
5.875%, 10/15/27	1,885	1,806,122
KB Home,
4.80%, 11/15/29	2,935	2,892,810
Picasso Finance Sub, Inc. (a)(b),
6.125%, 6/15/25	7,605	7,766,606

	Principal Amount (000s)	Value
Taylor Morrison Communities, Inc. (a)(b),
5.75%, 1/15/28	$5,975	$6,175,521

		18,641,059

Household Products/Wares—0.2%
Prestige Brands, Inc. (a)(b),
5.125%, 1/15/28	5,645	5,715,563
Spectrum Brands, Inc.,
5.75%, 7/15/25	4,725	4,863,844

		10,579,407

Internet—0.7%
Go Daddy Operating Co. LLC (a)(b),
5.25%, 12/1/27	6,500	6,628,797
Match Group, Inc. (a)(b),
5.00%, 12/15/27	10,860	11,339,035
Netflix, Inc. (a)(b),
5.375%, 11/15/29	10,230	11,250,136
NortonLifeLock, Inc. (a)(b),
5.00%, 4/15/25	5,390	5,497,800

		34,715,768

Iron/Steel—0.2%
Cleveland-Cliffs, Inc.,
5.875%, 6/1/27	6,670	5,522,360
United States Steel Corp.,
6.875%, 8/15/25	8,595	5,866,990

		11,389,350

Leisure—0.2%
Royal Caribbean Cruises Ltd. (a)(b),
11.50%, 6/1/25	7,375	7,693,859

Lodging—0.5%
Boyd Gaming Corp. (a)(b),
8.625%, 6/1/25	6,375	6,673,828
MGM Resorts International,
6.75%, 5/1/25	620	616,562
5.50%, 4/15/27	4,747	4,596,164
Wyndham Hotels & Resorts, Inc. (a)(b),
5.375%, 4/15/26	7,110	6,864,029
Wynn Las Vegas LLC (a)(b),
5.50%, 3/1/25	7,275	6,679,869

		25,430,452

Machinery-Construction & Mining—0.1%
Terex Corp. (a)(b),
5.625%, 2/1/25	7,370	6,743,550

Media—2.8%
CCO Holdings LLC (a)(b),
5.125%, 5/1/27	7,455	7,723,753
5.375%, 6/1/29	7,780	8,216,769
5.50%, 5/1/26	4,130	4,289,397
Clear Channel Worldwide Holdings, Inc.,
9.25%, 2/15/24	10,204	9,492,118
CSC Holdings LLC (a)(b),
7.50%, 4/1/28	9,860	10,788,368
7.75%, 7/15/25	6,160	6,424,942
10.875%, 10/15/25	5,645	6,081,613
Diamond Sports Group LLC (a)(b),
6.625%, 8/15/27	13,005	7,003,583
DISH DBS Corp.,
5.875%, 7/15/22	4,335	4,417,473
5.875%, 11/15/24	10,820	10,774,394
6.75%, 6/1/21	9,250	9,438,700
7.375%, 7/1/28 (a)(b)	2,875	2,871,406
Gray Television, Inc. (a)(b),
5.875%, 7/15/26	14,550	14,529,121
LiveStyle, Inc. (cost—$7,083,190; purchased 1/31/14- 10/7/15) (a)(b)(d)(e)(g)(k)(n),
9.625%, 2/1/19	7,628	8
Meredith Corp.,
6.875%, 2/1/26	12,250	10,199,717

70	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2020

	Principal Amount (000s)	Value
Nexstar Broadcasting, Inc. (a)(b),
5.625%, 7/15/27	$11,905	$11,935,120
Sirius XM Radio, Inc. (a)(b),
5.00%, 8/1/27	6,715	6,898,219
Virgin Media Secured Finance PLC (a)(b),
5.50%, 5/15/29	6,995	7,384,586

		138,469,287

Metal Fabricate/Hardware—0.2%
Park-Ohio Industries, Inc.,
6.625%, 4/15/27	11,165	9,195,047

Mining—0.9%
Alcoa Nederland Holding BV (a)(b),
6.75%, 9/30/24	9,815	10,054,142
Constellium SE (a)(b),
6.625%, 3/1/25	9,605	9,743,168
Freeport-McMoRan, Inc.,
5.25%, 9/1/29	10,940	11,236,912
Hudbay Minerals, Inc. (a)(b),
7.625%, 1/15/25	4,965	4,766,921
Joseph T. Ryerson & Son, Inc. (a)(b),
11.00%, 5/15/22	9,000	9,219,465

		45,020,608

Miscellaneous Manufacturing—0.2%
Koppers, Inc. (a)(b),
6.00%, 2/15/25	9,700	9,463,417

Oil, Gas & Consumable Fuels—1.9%
Callon Petroleum Co.,
6.125%, 10/1/24	6,110	2,096,494
6.25%, 4/15/23	9,725	3,713,832
Chesapeake Energy Corp. (d),
8.00%, 1/15/25	7,730	251,225
8.00%, 3/15/26	6,301	141,772
CNX Resources Corp. (a)(b),
7.25%, 3/14/27	7,310	6,734,484
Cobalt International Energy, Inc. (d),
7.75%, 12/1/23	9,216	284,866
Continental Resources, Inc.,
4.375%, 1/15/28	4,035	3,558,910
EP Energy LLC (d),
9.375%, 5/1/20	8,765	14,594
EQT Corp.,
7.00%, 2/1/30	4,005	4,130,637
Nabors Industries, Inc.,
5.75%, 2/1/25	1,910	780,512
Noble Holding International Ltd.,
7.75%, 1/15/24	6,955	164,451
Oasis Petroleum, Inc.,
6.875%, 3/15/22	8,460	1,543,950
Occidental Petroleum Corp.,
5.55%, 3/15/26	11,185	10,231,423
3.50%, 6/15/25	3,250	2,762,500
PBF Holding Co. LLC (a)(b),
6.00%, 2/15/28	10,735	8,936,887
PDC Energy, Inc.,
5.75%, 5/15/26	1,185	1,082,089
Range Resources Corp.,
4.875%, 5/15/25	8,965	6,754,903
Sable Permian Resources Land LLC (cost—$5,000,000; purchased 7/16/14) (a)(b)(d)(k),
7.375%, 11/1/21	5,000	375,000
Sanchez Energy Corp. (d),
6.125%, 1/15/23	6,240	31,200
SM Energy Co.,
6.625%, 1/15/27	11,360	5,599,401
Sunoco L.P.,
5.50%, 2/15/26	4,605	4,558,950
5.875%, 3/15/28	6,830	6,804,183
Talos Production LLC,
11.00%, 4/3/22	1,168	1,103,696

	Principal Amount (000s)	Value
Transocean, Inc. (a)(b),
7.50%, 1/15/26	$12,010	$6,665,550
8.00%, 2/1/27	2,745	1,554,356
USA Compression Partners L.P.,
6.875%, 9/1/27	10,045	9,643,200
Valaris PLC,
5.20%, 3/15/25	1,295	116,485
7.75%, 2/1/26	6,640	518,949
Weatherford International Ltd. (a)(b),
11.00%, 12/1/24	605	423,500
WPX Energy, Inc.,
5.75%, 6/1/26	2,180	2,120,933

		92,698,932

Paper & Forest Products—0.3%
Mercer International, Inc.,
5.50%, 1/15/26	5,280	4,979,858
7.375%, 1/15/25	7,325	7,310,497

		12,290,355

Personal Products—0.1%
Edgewell Personal Care Co. (a)(b),
5.50%, 6/1/28	3,605	3,715,403

Pharmaceuticals—0.8%
Bausch Health Americas, Inc. (a)(b),
8.50%, 1/31/27	8,610	9,154,367
Bausch Health Cos., Inc. (a)(b),
5.25%, 1/30/30	9,710	9,223,238
7.25%, 5/30/29	10,120	10,634,248
Horizon Therapeutics USA, Inc. (a)(b),
5.50%, 8/1/27	9,515	9,915,201
Mallinckrodt International Finance S.A. (a)(b),
5.75%, 8/1/22	6,055	1,528,887

		40,455,941

Pipelines—1.2%
Cheniere Energy Partners L.P.,
5.625%, 10/1/26	9,510	9,533,775
Crestwood Midstream Partners L.P.,
5.75%, 4/1/25	11,755	10,190,233
DCP Midstream Operating L.P.,
5.125%, 5/15/29	7,470	7,146,474
EQM Midstream Partners LP (a)(b),
6.50%, 7/1/27	6,620	6,797,615
NGL Energy Partners L.P.,
7.50%, 4/15/26	10,875	8,290,447
Targa Resources Partners L.P.,
6.50%, 7/15/27	7,170	7,331,325
6.875%, 1/15/29	10,670	11,210,169

		60,500,038

Real Estate—0.5%
Iron Mountain, Inc. (a)(b),
4.875%, 9/15/27	10,625	10,381,634
Kennedy-Wilson, Inc.,
5.875%, 4/1/24	12,423	12,399,583

		22,781,217

Retail—0.7%
1011778 BC ULC (a)(b),
5.00%, 10/15/25	9,990	9,956,983
Asbury Automotive Group, Inc. (a)(b),
4.75%, 3/1/30	6,155	6,016,512
Conn’s, Inc.,
7.25%, 7/15/22	13,070	10,436,591
Neiman Marcus Group Ltd. LLC (a)(b)(d),
8.00%, 10/15/21	6,810	3,975,338
Party City Holdings, Inc. (a)(b),
6.625%, 8/1/26	11,755	2,644,875
Yum! Brands, Inc. (a)(b),
4.75%, 1/15/30	1,525	1,552,015

		34,582,314

	Principal Amount (000s)	Value

Semiconductors—0.2%
Amkor Technology, Inc. (a)(b),
6.625%, 9/15/27	$9,410	$10,093,966

Software—0.6%
j2 Cloud Services LLC (a)(b),
6.00%, 7/15/25	9,810	10,007,230
Rackspace Hosting, Inc. (a)(b),
8.625%, 11/15/24	9,620	9,802,780
SS&C Technologies, Inc. (a)(b),
5.50%, 9/30/27	8,305	8,495,558

		28,305,568

Telecommunications—2.6%
CenturyLink, Inc.,
5.125%, 12/15/26 (a)(b)	9,215	9,206,292
7.50%, 4/1/24, Ser. Y	4,785	5,266,658
Cincinnati Bell, Inc. (a)(b),
7.00%, 7/15/24	7,265	7,432,930
CommScope Technologies LLC (a)(b),
5.00%, 3/15/27	4,460	4,030,547
6.00%, 6/15/25	13,065	12,650,840
Consolidated Communications, Inc.,
6.50%, 10/1/22	9,435	8,721,478
Frontier Communications Corp. (d),
10.50%, 9/15/22	9,315	3,246,417
GTT Communications, Inc. (a)(b),
7.875%, 12/31/24	10,045	5,305,016
Hughes Satellite Systems Corp.,
6.625%, 8/1/26	9,080	9,456,275
7.625%, 6/15/21	7,440	7,680,126
Intelsat Connect Finance S.A. (a)(b)(d),
9.50%, 2/15/23	3,195	808,734
Intelsat Jackson Holdings S.A. (d),
5.50%, 8/1/23	10,370	5,933,973
9.75%, 7/15/25 (a)(b)	6,940	4,274,346
Level 3 Financing, Inc.,
5.15%, 5/1/25	2,420	2,477,729
Sprint Communications, Inc.,
11.50%, 11/15/21	7,890	8,756,125
Sprint Corp.,
7.125%, 6/15/24	6,860	7,758,248
7.625%, 3/1/26	9,595	11,347,863
T-Mobile USA, Inc.,
6.50%, 1/15/26	9,940	10,399,079
Windstream Services LLC (cost—$6,517,124; purchased 12/4/13-11/15/18) (a)(b)(d)(k),
6.375%, 8/1/23	7,464	410,520

		125,163,196

Toys/Games/Hobbies—0.1%
Mattel, Inc. (a)(b),
5.875%, 12/15/27	2,915	3,033,349

Transportation—0.1%
XPO Logistics, Inc. (a)(b),
6.125%, 9/1/23	2,705	2,745,859
6.50%, 6/15/22	3,184	3,195,064

		5,940,923

Total Corporate Bonds & Notes (cost—$1,617,610,614)		1,400,147,020

Convertible Bonds & Notes—26.3%

Airlines—0.4%
American Airlines Group, Inc.,
6.50%, 7/1/25	5,475	5,174,718
Southwest Airlines Co.,
1.25%, 5/1/25	13,225	15,949,760

		21,124,478

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	71

Schedule of Investments

June 30, 2020

	Principal Amount (000s)	Value

Apparel & Textiles—0.0%
Iconix Brand Group, Inc.,
5.75%, 8/15/23	$4,185	$2,197,125

Auto Components—0.2%
Meritor, Inc.,
3.25%, 10/15/37	8,095	8,084,119

Auto Manufacturers—1.2%
Tesla, Inc.,
1.25%, 3/1/21	17,905	53,692,783
2.00%, 5/15/24	2,015	7,074,999

		60,767,782

Banks—0.3%
BofA Finance LLC,
0.125%, 9/1/22	7,885	8,220,113
JPMorgan Chase Bank N.A. (a)(b),
0.125%, 1/1/23	7,480	7,928,800

		16,148,913

Beverages—0.0%
Luckin Coffee, Inc. (a)(b),
0.75%, 1/15/25	640	168,000

Biotechnology—1.5%
BioMarin Pharmaceutical, Inc.,
0.599%, 8/1/24	1,825	2,234,820
1.25%, 5/15/27 (a)(b)	8,115	9,484,585
Exact Sciences Corp.,
0.375%, 3/15/27	19,190	19,975,867
0.375%, 3/1/28	4,525	4,347,403
Gossamer Bio, Inc.,
5.00%, 6/1/27	6,625	6,698,637
Halozyme Therapeutics, Inc. (a)(b),
1.25%, 12/1/24	7,720	9,799,768
Illumina, Inc.,
0.50%, 6/15/21	715	1,067,151
Insmed, Inc.,
1.75%, 1/15/25	4,050	3,956,344
Intercept Pharmaceuticals, Inc.,
3.25%, 7/1/23	3,870	2,931,613
Ligand Pharmaceuticals, Inc.,
0.75%, 5/15/23	5,750	5,057,329
Livongo Health, Inc. (a)(b),
0.875%, 6/1/25	5,755	6,875,349

		72,428,866

Commercial Services—1.1%
Chegg, Inc.,
0.125%, 3/15/25	11,890	16,873,694
Macquarie Infrastructure Corp.,
2.00%, 10/1/23	6,270	5,438,808
Square, Inc.,
0.125%, 3/1/25 (a)(b)	6,100	6,940,777
0.50%, 5/15/23	17,405	25,930,091

		55,183,370

Computers—1.2%
Lumentum Holdings, Inc.,
0.25%, 3/15/24	1,820	2,657,200
0.50%, 12/15/26 (a)(b)	15,355	16,199,525
Pure Storage, Inc.,
0.125%, 4/15/23	10,020	9,875,712
Western Digital Corp.,
1.50%, 2/1/24	16,060	15,177,247
Zscaler, Inc. (a)(b),
0.125%, 7/1/25	12,905	13,245,827

		57,155,511

Diversified Financial Services—0.1%
LendingTree, Inc.,
0.625%, 6/1/22	3,550	5,337,720

	Principal Amount (000s)	Value

Electronics—0.2%
Fortive Corp.,
0.875%, 2/15/22	$3,885	$3,835,257
II-VI, Inc.,
0.25%, 9/1/22	4,145	4,923,588
Vishay Intertechnology, Inc.,
2.25%, 6/15/25	2,355	2,202,128

		10,960,973

Energy-Alternate Sources—0.0%
Enphase Energy, Inc. (a)(b),
0.25%, 3/1/25	1,700	1,551,709

Engineering & Construction—0.1%
KBR, Inc.,
2.50%, 11/1/23	5,985	6,752,607

Entertainment—0.3%
Live Nation Entertainment, Inc.,
2.00%, 2/15/25 (a)(b)	3,360	2,891,700
2.50%, 3/15/23	10,095	10,265,353

		13,157,053

Healthcare-Products—0.9%
CONMED Corp.,
2.625%, 2/1/24	2,870	3,018,038
Glaukos Corp. (a)(b),
2.75%, 6/15/27	11,740	11,309,758
Insulet Corp. (a)(b),
0.375%, 9/1/26	19,875	21,801,551
NuVasive, Inc.,
0.375%, 3/15/25 (a)(b)	4,545	3,990,735
2.25%, 3/15/21	4,355	4,793,548

		44,913,630

Healthcare-Services—0.6%
Anthem, Inc.,
2.75%, 10/15/42	3,165	11,593,313
Teladoc Health, Inc. (a)(b),
1.25%, 6/1/27	17,285	19,183,954

		30,777,267

Internet—4.1%
Boingo Wireless, Inc.,
1.00%, 10/1/23	3,435	3,065,738
Booking Holdings, Inc. (a)(b),
0.75%, 5/1/25	3,405	4,223,279
Etsy, Inc. (a)(b),
0.125%, 10/1/26	14,515	19,864,294
FireEye, Inc.,
0.875%, 6/1/24	8,185	7,444,569
IAC FinanceCo 2, Inc. (a)(b),
0.875%, 6/15/26	9,480	11,691,988
IAC FinanceCo 3, Inc. (a)(b),
2.00%, 1/15/30	6,310	8,193,627
Momo, Inc.,
1.25%, 7/1/25	3,990	3,093,712
Okta, Inc. (a)(b),
0.125%, 9/1/25	12,190	15,129,719
0.375%, 6/15/26	5,975	6,479,761
Palo Alto Networks, Inc.,
0.375%, 6/1/25 (a)(b)	10,260	10,265,089
0.75%, 7/1/23	4,660	4,993,083
Proofpoint, Inc. (a)(b),
0.25%, 8/15/24	13,715	13,500,839
Snap, Inc. (a)(b),
0.75%, 8/1/26	18,700	23,433,437
Twitter, Inc.,
0.25%, 6/15/24	11,070	10,456,093
Wayfair, Inc.,
1.00%, 8/15/26 (a)(b)	9,155	13,366,738
1.125%, 11/1/24	2,810	5,024,364
Weibo Corp.,
1.25%, 11/15/22	6,215	5,810,686

	Principal Amount (000s)	Value
Zendesk, Inc. (a)(b),
0.625%, 6/15/25	$12,220	$13,096,462
Zillow Group, Inc.,
1.50%, 7/1/23	2,240	2,332,947
2.00%, 12/1/21	10,015	12,405,270
2.75%, 5/15/25	4,465	5,213,825

		199,085,520

Investment Companies—0.1%
Prospect Capital Corp.,
6.375%, 3/1/25	5,000	4,923,274

Iron/Steel—0.1%
Allegheny Technologies, Inc. (a)(b),
3.50%, 6/15/25	1,200	1,161,537
Cleveland-Cliffs, Inc.,
1.50%, 1/15/25	2,875	2,631,666

		3,793,203

Leisure—0.5%
NCL Corp. Ltd. (a)(b),
6.00%, 5/15/24	2,545	3,401,082
Royal Caribbean Cruises Ltd. (a)(b),
4.25%, 6/15/23	20,045	18,742,075

		22,143,157

Media—1.6%
DISH Network Corp.,
2.375%, 3/15/24	14,960	13,443,004
3.375%, 8/15/26	17,910	16,497,163
Liberty Interactive LLC (a)(b),
1.75%, 9/30/46	4,860	7,359,687
Liberty Media Corp.,
1.00%, 1/30/23	6,570	7,156,955
1.375%, 10/15/23	12,255	12,921,672
2.25%, 9/30/46	2,580	1,238,572
2.75%, 12/1/49 (a)(b)	13,410	12,604,771
World Wrestling Entertainment, Inc.,
3.375%, 12/15/23	2,520	4,710,825

		75,932,649

Oil, Gas & Consumable Fuels—0.6%
Bristow Group, Inc.,
4.50%, 6/1/23	1,625	97,703
Chesapeake Energy Corp. (d),
5.50%, 9/15/26	17,205	688,200
CNX Resources Corp. (a)(b),
2.25%, 5/1/26	940	867,306
Ensco Jersey Finance Ltd.,
3.00%, 1/31/24	9,245	1,247,231
EQT Corp. (a)(b),
1.75%, 5/1/26	6,435	6,688,139
Nabors Industries, Inc.,
0.75%, 1/15/24	8,145	3,017,559
Oasis Petroleum, Inc.,
2.625%, 9/15/23	9,190	1,494,294
Oil States International, Inc.,
1.50%, 2/15/23	2,450	1,235,586
Pioneer Natural Resources Co. (a)(b),
0.25%, 5/15/25	10,385	12,304,011
Transocean, Inc.,
0.50%, 1/30/23	9,755	4,071,343

		31,711,372

Pharmaceuticals—1.5%
Clovis Oncology, Inc.,
1.25%, 5/1/25	4,440	2,754,811
DexCom, Inc.,
0.25%, 11/15/25 (a)(b)	28,275	29,087,602
0.75%, 12/1/23	315	782,202
Flexion Therapeutics, Inc.,
3.375%, 5/1/24	3,510	2,941,819
GSK Finance No 3 PLC (a)(b),
zero coupon, 6/22/23	1,845	2,007,952

72	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2020

	Principal Amount (000s)	Value
Jazz Investments I Ltd. (a)(b),
2.00%, 6/15/26	$4,050	$4,102,229
Neurocrine Biosciences, Inc.,
2.25%, 5/15/24	8,270	13,833,452
Sarepta Therapeutics, Inc.,
1.50%, 11/15/24	4,645	10,671,887
Teva Pharmaceutical Finance Co. LLC, Ser. C,
0.25%, 2/1/26	7,285	7,127,688
Tilray, Inc.,
5.00%, 10/1/23	2,975	1,375,937

		74,685,579

Pipelines—0.2%
Cheniere Energy, Inc.,
4.25%, 3/15/45	15,605	10,101,679

Retail—0.6%
Burlington Stores, Inc. (a)(b),
2.25%, 4/15/25	4,505	5,142,232
Dick’s Sporting Goods, Inc. (a)(b),
3.25%, 4/15/25	6,000	8,334,988
RH,
zero coupon, 6/15/23	10,010	14,029,606

		27,506,826

Semiconductors—2.4%
Advanced Micro Devices, Inc.,
2.125%, 9/1/26	580	3,785,041
Cree, Inc.,
0.875%, 9/1/23	9,590	11,300,225
Inphi Corp. (a)(b),
0.75%, 4/15/25	12,645	15,238,152
Microchip Technology, Inc.,
1.625%, 2/15/27	30,825	45,545,387
2.25%, 2/15/37	2,500	3,648,808
Micron Technology, Inc., Ser. D,
3.125%, 5/1/32	1,020	5,217,519
ON Semiconductor Corp.,
1.00%, 12/1/20	2,475	2,889,334
1.625%, 10/15/23	14,005	17,030,220
Teradyne, Inc.,
1.25%, 12/15/23	2,765	7,425,274
Veeco Instruments, Inc. (a)(b),
3.75%, 6/1/27	6,130	7,095,475

		119,175,435

Software—5.7%
Akamai Technologies, Inc.,
0.125%, 5/1/25	19,460	24,330,882
Alteryx, Inc. (a)(b),
0.50%, 8/1/24	5,740	6,502,629
1.00%, 8/1/26	9,285	10,632,877
Avaya Holdings Corp.,
2.25%, 6/15/23	1,580	1,307,641
Cloudflare, Inc. (a)(b),
0.75%, 5/15/25	3,975	4,809,750
Coupa Software, Inc. (a)(b),
0.375%, 6/15/26	19,525	22,644,327
Datadog, Inc. (a)(b),
0.125%, 6/15/25	10,015	11,873,314
DocuSign, Inc.,
0.50%, 9/15/23	4,160	10,132,948
Everbridge, Inc. (a)(b),
0.125%, 12/15/24	6,370	8,671,815
Evolent Health, Inc.,
1.50%, 10/15/25	3,470	2,199,113
2.00%, 12/1/21	1,400	1,225,875
Five9, Inc. (a)(b),
0.50%, 6/1/25	10,285	11,062,803
HubSpot, Inc. (a)(b),
0.375%, 6/1/25	7,450	7,990,125
j2 Global, Inc. (a)(b),
1.75%, 11/1/26	12,040	10,185,744

	Principal Amount (000s)	Value
MongoDB, Inc. (a)(b),
0.25%, 1/15/26	$15,915	$20,116,633
New Relic, Inc.,
0.50%, 5/1/23	8,635	8,365,116
Nutanix, Inc.,
zero coupon, 1/15/23	11,110	9,864,667
Pegasystems, Inc. (a)(b),
0.75%, 3/1/25	6,815	6,992,610
Pluralsight, Inc.,
0.375%, 3/1/24	8,705	7,728,603
RealPage, Inc.,
1.50%, 5/15/25	2,345	2,533,120
RingCentral, Inc. (a)(b),
zero coupon, 3/1/25	16,020	17,232,569
Sea Ltd. (a)(b),
2.375%, 12/1/25	4,495	6,250,055
Slack Technologies, Inc. (a)(b),
0.50%, 4/15/25	8,570	10,594,662
Splunk, Inc. (a)(b),
1.125%, 6/15/27	25,675	27,481,359
Tabula Rasa HealthCare, Inc. (a)(b),
1.75%, 2/15/26	4,510	4,637,915
Workday, Inc.,
0.25%, 10/1/22	11,455	15,802,015
Zynga, Inc.,
0.25%, 6/1/24	5,235	6,791,010

		277,960,177

Telecommunications—0.5%
CalAmp Corp.,
2.00%, 8/1/25	2,330	1,819,818
Infinera Corp.,
2.125%, 9/1/24	7,705	6,573,651
Viavi Solutions, Inc.,
1.00%, 3/1/24	2,685	3,096,905
1.75%, 6/1/23	7,478	8,367,861
Vonage Holdings Corp.,
1.75%, 6/1/24	5,275	4,946,576

		24,804,811

Transportation—0.3%
Atlas Air Worldwide Holdings, Inc.,
1.875%, 6/1/24	1,400	1,353,401
2.25%, 6/1/22	6,445	6,152,060
Greenbrier Cos., Inc.,
2.875%, 2/1/24	4,515	3,732,650
Teekay Corp.,
5.00%, 1/15/23	1,625	1,336,764

		12,574,875

Total Convertible Bonds & Notes (cost—$1,293,862,472)		1,291,107,680

	Shares

Convertible Preferred Stock—6.5%

Auto Components—0.3%
Aptiv PLC, Ser. A,
5.50%, 6/15/23	164,090	16,865,170

Banks—0.9%
Bank of America Corp., Ser. L (f),
7.25%	11,840	15,891,648
Wells Fargo & Co., Ser. L (f),
7.50%	22,405	29,059,285

		44,950,933

Chemicals—0.3%
International Flavors & Fragrances, Inc.,
6.00%, 9/15/21	289,890	12,842,127

Computers—0.2%
NCR Corp., Ser. A, PIK 5.50% (f),
5.50%	9,505	8,543,094

	Shares	Value

Diversified Financial Services—0.2%
2020 Mandatory Exchangeable Trust (a)(b),
6.50%, 5/16/23	4,665	$5,210,222
AMG Capital Trust II,
5.15%, 10/15/37	112,490	4,473,554

		9,683,776

Electric Utilities—0.6%
NextEra Energy, Inc.,
5.279%, 3/1/23	315,590	13,396,796
Sempra Energy, Ser. A,
6.00%, 1/15/21	133,900	13,086,047
Southern Co., Ser. 2019,
6.75%, 8/1/22	84,000	3,701,040

		30,183,883

Electronics—0.3%
Fortive Corp., Ser. A,
5.00%, 7/1/21	19,890	17,129,467

Environmental Services—0.2%
GFL Environmental Inc.,
6.00%, 3/15/23	184,575	8,994,340

Equity Real Estate Investment Trusts (REITs)—0.5%
Crown Castle International Corp., Ser. A,
6.875%, 8/1/20	15,710	23,333,906

Financial Services—0.4%
2020 Cash Mandatory Exchangeable Trust (a)(b),
5.25%, 6/1/23	18,600	19,019,430

Hand/Machine Tools—0.1%
Stanley Black & Decker, Inc.,
5.25%, 11/15/22	35,325	3,160,881

Healthcare Equipment & Supplies—0.8%
Danaher Corp., Ser. B,
5.00%, 4/15/23	34,260	36,782,564

Healthcare-Products—0.5%
Avantor, Inc., Ser. A,
6.25%, 5/15/22	231,890	13,310,486
Boston Scientific Corp., Ser. A,
5.50%, 6/1/23	116,605	12,207,377

		25,517,863

Insurance—0.1%
Assurant, Inc., Ser. D,
6.50%, 3/15/21	66,120	6,879,125

Oil, Gas & Consumable Fuels—0.0%
Nabors Industries Ltd., Ser. A,
6.00%, 5/1/21	53,040	344,760

Pharmaceuticals—0.3%
Becton Dickinson and Co., Ser. B,
6.00%, 6/1/23	169,710	9,028,572
Elanco Animal Health, Inc.,
5.00%, 2/1/23	155,550	5,979,342

		15,007,914

Semiconductors—0.6%
Broadcom, Inc., Ser. A,
8.00%, 9/30/22	28,535	31,797,977

Utilities—0.2%
PG&E Corp.,
5.50%, 8/16/23	102,465	9,836,640

Total Convertible Preferred Stock (cost—$335,350,054)		320,873,850

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	73

Schedule of Investments

June 30, 2020

	Shares	Value

Preferred Stock (a)(e)(g)(m)(n)—0.3%

Media—0.3%
LiveStyle, Inc., Ser. A	7,960	$1,190,020
LiveStyle, Inc., Ser. B (j)	171,344	15,040,576
LiveStyle, Inc., Ser. B (j)	8,000	80

Total Preferred Stock (cost—$25,578,848)		16,230,676

Mutual Fund—0.2%
AllianzGI High Yield Bond (i)(l) (cost— $10,185,881)	1,206,558	9,447,349

	Units

Warrants (e)(g)(m)—0.0%

Advertising—0.0%
Affinion Group Holdings, Inc.,
exercise price $67.12, expires 4/1/24 (cost—$1,422,155; purchased 4/1/19) (k)	7,203	4,610

Iron/Steel—0.0%
Arch Resources, Inc.,
exercise price $54.65, expires 10/5/23	4,002	11,658

Media—0.0%
LiveStyle, Inc., Ser. C, expires 11/30/21 (n)	43,500	4

Total Warrants (cost—$1,422,156)		16,272

	Principal Amount (000s)	Value

Repurchase Agreements—3.6%

State Street Bank and Trust Co.,
dated 6/30/20, 0.00%, due 7/1/20, proceeds $178,891,000; collateralized by U.S. Treasury Notes, 2.875%—3.00%, due 10/31/25—11/30/25, valued at $182,468,910 including accrued interest

(cost— $178,891,000)	$178,891	$178,891,000

Total Investments, before options written (cost—$5,443,539,265)—99.8%		4,897,255,426

Total Options Written—(0.0)% (premiums received—$1,226,008) (m)(o)(p)		(1,204,673)

Total Investments, net of options written (cost—$5,442,313,257)—99.8%		4,896,050,753

Other assets less other liabilities—0.2%		8,531,162

Net Assets—100.0%		$4,904,581,915

Notes to Schedule of Investments:

† Actual amount rounds to less than $1.

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $1,459,977,934, representing 29.8% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $1,443,747,238, representing 29.4% of net assets.

(c) When-issued or delayed-delivery. To be settled/delivered after June 30, 2020.

(d) In default.

(e) Fair-Valued—Securities with an aggregate value of $21,458,306, representing 0.4% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f) Perpetual maturity. The date shown, if any, is the next call date.

(g) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(h) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(i) Affiliated fund.

(j) Affiliated security.

(k) Restricted. The aggregate cost of such securities is $33,523,461. The aggregate value is $12,839,325, representing 0.3% of net assets.

(l) Institutional Class share.

(m) Non-income producing.

(n) A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 0.3% of net assets.

(o) Exchange traded-Chicago Board Options Exchange.

(p) Exchange traded option contracts outstanding at June 30, 2020:

Options written contracts outstanding at June 30, 2020:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)

Call options:
Activision Blizzard, Inc.	82.50 USD	7/17/20	(360)	$(36,000)	$(8,460)	$(10,617)	$2,157
Adobe, Inc.	455.00 USD	7/17/20	(350)	(35,000)	(121,800)	(73,992)	(47,808)
Advanced Micro Devices, Inc.	60.00 USD	7/17/20	(2,155)	(215,500)	(90,510)	(90,769)	259
Alibaba Group Holding Ltd.	250.00 USD	7/17/20	(310)	(31,000)	(4,185)	(28,572)	24,387
American Tower Corp.	280.00 USD	7/17/20	(130)	(13,000)	(8,450)	(7,872)	(578)
Atlassian Corp.	210.00 USD	7/17/20	(295)	(29,500)	(9,587)	(44,216)	34,629
Broadcom, Inc.	340.00 USD	7/17/20	(345)	(34,500)	(31,913)	(32,289)	376
Costco Wholesale Corp.	322.50 USD	7/17/20	(80)	(8,000)	(3,400)	(4,963)	1,563
Deere & Co.	175.00 USD	7/17/20	(285)	(28,500)	(14,107)	(10,704)	(3,403)
Dollar General Corp.	207.50 USD	7/17/20	(335)	(33,500)	(5,025)	(11,387)	6,362
Dr Horton, Inc.	60.00 USD	7/17/20	(870)	(87,000)	(33,930)	(26,257)	(7,673)

74	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2020

Options written contracts outstanding at June 30, 2020 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)

Call options (continued):
Home Depot, Inc.	267.50 USD	7/17/20	(715)	$(71,500)	$(42,900)	$(52,802)	$9,902
Intuitive Surgical, Inc.	610.00 USD	7/17/20	(140)	(14,000)	(44,800)	(34,574)	(10,226)
Marvell Technology Group Ltd.	39.00 USD	7/17/20	(1,160)	(116,000)	(34,220)	(29,059)	(5,161)
Mastercard, Inc.	320.00 USD	7/17/20	(630)	(63,000)	(36,225)	(42,071)	5,846
Micron Technology, Inc.	60.00 USD	7/17/20	(1,870)	(187,000)	(20,570)	(58,999)	38,429
Netflix, Inc.	525.00 USD	7/17/20	(335)	(33,500)	(69,178)	(105,439)	36,261
Nike, Inc.	110.00 USD	8/21/20	(665)	(66,500)	(54,198)	(43,259)	(10,939)
Nvidia Corp.	415.00 USD	7/17/20	(405)	(40,500)	(88,290)	(45,825)	(42,465)
Paypal Holdings, Inc.	195.00 USD	7/17/20	(685)	(68,500)	(40,758)	(33,744)	(7,014)
Pepsico, Inc.	140.00 USD	7/17/20	(415)	(41,500)	(15,977)	(15,106)	(871)
Progressive Corp.	85.00 USD	7/17/20	(270)	(27,000)	(13,500)	(12,849)	(651)
Qualcomm, Inc.	95.00 USD	7/17/20	(930)	(93,000)	(117,180)	(63,193)	(53,987)
S & P Global, Inc.	360.00 USD	7/17/20	(155)	(15,500)	(8,525)	(15,822)	7,297
Salesforce.Com, Inc.	210.00 USD	7/17/20	(755)	(75,500)	(27,180)	(49,845)	22,665
Servicenow, Inc.	440.00 USD	7/17/20	(195)	(19,500)	(56,550)	(33,538)	(23,012)
Target Corp.	135.00 USD	7/17/20	(820)	(82,000)	(6,970)	(26,749)	19,779
Texas Instruments, Inc.	133.00 USD	7/17/20	(205)	(20,500)	(21,525)	(19,143)	(2,382)
Union Pacific Corp.	180.00 USD	7/17/20	(380)	(38,000)	(32,490)	(27,086)	(5,404)
Unitedhealth Group, Inc	320.00 USD	7/17/20	(430)	(43,000)	(58,695)	(47,274)	(11,421)
Vertex Pharmaceuticals, Inc.	320.00 USD	7/17/20	(210)	(21,000)	(22,575)	(25,088)	2,513
Workday, Inc.	210.00 USD	7/17/20	(595)	(59,500)	(32,725)	(44,422)	11,697
Zoetis, Inc.	145.00 USD	7/17/20	(215)	(21,500)	(11,825)	(7,962)	(3,863)
Zoom Video Communications, Inc.	300.00 USD	7/17/20	(140)	(14,000)	(16,450)	(50,521)	34,071

Total options written contracts					$(1,204,673)	$(1,226,008)	$21,335

Glossary:

ADR—American Depositary Receipt

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	75

Schedule of Investments

June 30, 2020

AllianzGI International Value Fund (formerly AllianzGI NFJ International Value Fund)†

	Shares	Value

Common Stock—96.2%

Australia—1.3%
Goodman Group REIT	31,225	$322,186
Macquarie Group Ltd.	15,654	1,299,159

		1,621,345

Canada—7.6%
Bank of Montreal	22,200	1,177,710
Canadian Apartment Properties REIT	23,552	842,952
Canadian Pacific Railway Ltd.	2,383	608,475
Constellation Software, Inc.	509	574,721
goeasy Ltd.	11,957	481,592
Magna International, Inc.	27,256	1,213,710
Manulife Financial Corp.	61,168	833,108
Royal Bank of Canada	18,100	1,227,180
TC Energy Corp.	39,360	1,686,970
Toronto-Dominion Bank	26,440	1,179,488

		9,825,906

China—15.6%
Anhui Conch Cement Co., Ltd., Class H	139,000	941,884
China Construction Bank Corp., Class H	1,358,100	1,104,655
China Merchants Bank Co., Ltd., Class H	1,116,000	5,171,702
ENN Energy Holdings Ltd.	106,000	1,197,851
Gree Electric Appliances, Inc. of Zhuhai, Class A	75,400	605,578
Henan Shuanghui Investment & Development Co., Ltd., Class A	108,400	708,970
Longfor Group Holdings Ltd. (a)	272,500	1,304,412
NetEase, Inc. ADR	2,969	1,274,829
Ping An Insurance Group Co of China Ltd., Class A	221,617	2,242,986
Shenzhen Expressway Co., Ltd., Class H	968,000	983,645
Tencent Holdings Ltd.	56,000	3,588,361
Wuliangye Yibin Co., Ltd., Class A	17,200	417,907
Yealink Network Technology Corp., Ltd., Class A	72,350	701,884

		20,244,664

France—9.2%
Air Liquide S.A.	8,951	1,294,196
BNP Paribas S.A. (c)	17,549	701,153
Capgemini SE	22,802	2,631,384
Euronext NV (a)	10,481	1,054,956
Kering S.A.	2,169	1,185,833
L’Oreal S.A.	4,825	1,557,251
Sanofi	33,934	3,460,744

		11,885,517

Germany—3.8%
Bayer AG	15,624	1,158,105
Deutsche Boerse AG	7,193	1,301,766
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,970	1,294,162
SAP SE	7,910	1,105,734

		4,859,767

	Shares	Value

Hong Kong—3.8%
AIA Group Ltd.	134,400	$1,257,662
Hong Kong Exchanges & Clearing Ltd.	7,900	336,474
SITC International Holdings Co., Ltd.	569,000	609,251
Techtronic Industries Co., Ltd.	268,500	2,656,686

		4,860,073

India—0.8%
HDFC Bank Ltd. ADR	7,200	327,312
Reliance Industries Ltd. GDR (a)	14,771	682,742

		1,010,054

Israel—1.2%
Bank Hapoalim BM	266,698	1,594,362

Italy—1.9%
Enel SpA	170,494	1,474,507
Terna Rete Elettrica Nazionale SpA	149,864	1,033,695

		2,508,202

Japan—10.0%
Astellas Pharma, Inc.	73,000	1,219,068
Capcom Co., Ltd.	17,500	640,564
Chubu Electric Power Co., Inc.	19,500	244,568
Daiwa House Industry Co., Ltd.	33,900	800,544
Hitachi Ltd.	27,340	868,997
KDDI Corp.	30,100	898,098
Mitsubishi Corp.	45,800	967,833
Sony Corp.	53,000	3,658,596
Tokio Marine Holdings, Inc.	54,200	2,372,497
Tokyo Electron Ltd.	5,200	1,283,068

		12,953,833

Korea (Republic of)—4.4%
Samsung Electronics Co., Ltd.	129,050	5,712,738

Netherlands—2.4%
Unilever NV	35,611	1,898,697
Wolters Kluwer NV	15,083	1,178,068

		3,076,765

Russian Federation—2.0%
Lukoil PJSC ADR	34,770	2,580,629

Singapore—4.0%
Ascendas Real Estate Investment Trust REIT	368,500	845,490
DBS Group Holdings Ltd.	122,900	1,849,254
Keppel DC REIT	656,300	1,201,899
Mapletree Industrial Trust REIT	632,600	1,315,948

		5,212,591

Spain—2.0%
Grifols S.A. ADR	33,853	617,479
Iberdrola S.A.	170,660	1,992,401

		2,609,880

Sweden—0.3%
Swedish Match AB	4,608	325,120

Switzerland—6.9%
Nestle S.A.	20,384	2,259,987
Roche Holding AG	8,215	2,846,083

	Shares	Value
Zurich Insurance Group AG	10,897	$3,861,137

		8,967,207

Taiwan—3.9%
Getac Technology Corp.	454,000	670,316
Micro-Star International Co., Ltd.	234,000	856,663
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	42,176	2,394,331
Uni-President Enterprises Corp.	232,000	562,091
Unimicron Technology Corp.	335,000	574,174

		5,057,575

United Kingdom—8.3%
3i Group PLC	79,012	813,586
Aon PLC, Class A	6,400	1,232,640
BAE Systems PLC ADR	72,368	1,736,832
Coca-Cola HBC AG (c)	32,408	811,273
Diageo PLC ADR	7,236	972,446
GlaxoSmithKline PLC	99,100	2,001,789
London Stock Exchange Group PLC	2,603	270,699
Rio Tinto PLC	22,524	1,267,573
Smith & Nephew PLC ADR	44,703	1,704,078

		10,810,916

United States—6.8%
Broadcom, Inc.	18,175	5,736,212
Equinix, Inc. REIT	500	351,150
Garmin Ltd.	12,300	1,199,250
Mastercard, Inc., Class A	500	147,850
Royal Gold, Inc.	11,200	1,392,384

		8,826,846

Total Common Stock (cost—$112,746,610)		124,543,990

Preferred Stock—1.4%

Germany—1.4%
Porsche Automobil Holding SE (cost—$2,058,295)	29,419	1,703,910

	Principal Amount (000s)

Repurchase Agreements—0.8%
State Street Bank and Trust Co., dated 6/30/20, 0.00%, due 7/1/20, proceeds $1,090,000; collateralized by U.S. Treasury Notes, 2.875%, due 11/30/25, valued at $1,111,850 including accrued interest
(cost—$1,090,000)	$1,090	1,090,000

Total Investments (cost—$115,894,905) (b)—98.4%		127,337,900

Other assets less liabilities—1.6%		2,126,854

Net Assets—100.0%		$129,464,754

76	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2020

Notes to Schedule of Investments:

† Effective April 30, 2020, AllianzGI NFJ International Value Fund changed its name to AllianzGI International Value Fund. See Note 9(a).

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $3,042,110, representing 2.3% of net assets.

(b) Securities with an aggregate value of $93,576,504, representing 72.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	11.1%
Insurance	10.1%
Pharmaceuticals	8.3%
Semiconductors & Semiconductor Equipment	7.3%
Technology Hardware, Storage & Peripherals	5.6%
Household Durables	4.2%
Capital Markets	3.9%
Oil, Gas & Consumable Fuels	3.8%
Equity Real Estate Investment Trusts (REITs)	3.8%
Electric Utilities	3.7%
Interactive Media & Services	2.8%
Food Products	2.7%
Personal Products	2.7%
IT Services	2.1%
Metals & Mining	2.1%
Machinery	2.1%
Beverages	1.7%
Real Estate Management & Development	1.6%
Entertainment	1.5%
Aerospace & Defense	1.3%
Healthcare Equipment & Supplies	1.3%
Automobiles	1.3%
Software	1.3%
Electronic Equipment, Instruments & Components	1.1%
Chemicals	1.0%
Auto Components	0.9%
Gas Utilities	0.9%
Textiles, Apparel & Luxury Goods	0.9%
Professional Services	0.9%
Transportation Infrastructure	0.8%
Trading Companies & Distributors	0.7%
Construction Materials	0.7%
Wireless Telecommunication Services	0.7%
Communications Equipment	0.5%
Biotechnology	0.5%
Marine	0.5%
Road & Rail	0.5%
Consumer Finance	0.4%
Tobacco	0.3%
Repurchase Agreements	0.8%
Other assets less liabilities	1.6%

100.0%

AllianzGI Large-Cap Value Fund (formerly AllianzGI NFJ Large-Cap Value Fund)†

	Shares	Value

Common Stock—98.2%

Aerospace & Defense—2.7%
L3Harris Technologies, Inc.	17,292	$2,933,933
Lockheed Martin Corp.	8,612	3,142,691
Raytheon Technologies Corp.	19,490	1,200,974

		7,277,598

Banks—9.4%
Bank of America Corp.	220,023	5,225,546
Citigroup, Inc.	97,378	4,976,016
Fifth Third Bancorp	68,186	1,314,626
JPMorgan Chase & Co.	120,471	11,331,502
PNC Financial Services Group, Inc.	21,378	2,249,180

		25,096,870

Beverages—1.7%
Brown-Forman Corp., Class B	19,003	1,209,731
Coca-Cola Co.	77,345	3,455,775

		4,665,506

Biotechnology—1.4%
Amgen, Inc.	15,967	3,765,977

Capital Markets—5.2%
Ameriprise Financial, Inc.	19,764	2,965,390
CME Group, Inc.	14,877	2,418,107
Intercontinental Exchange, Inc.	33,436	3,062,738
Morgan Stanley	116,512	5,627,530

		14,073,765

Chemicals—3.1%
Air Products & Chemicals, Inc.	5,849	1,412,300
Celanese Corp.	30,058	2,595,208
Linde PLC	13,472	2,857,546
Sherwin-Williams Co.	2,477	1,431,334

		8,296,388

Commercial Services & Supplies—1.0%
Cintas Corp.	4,921	1,310,758
Waste Management, Inc.	13,010	1,377,889

		2,688,647

Communications Equipment—1.5%
Cisco Systems, Inc.	55,448	2,586,095
Motorola Solutions, Inc.	9,407	1,318,203

		3,904,298

Consumer Finance—0.6%
Discover Financial Services	32,588	1,632,333

Containers & Packaging—0.5%
Avery Dennison Corp.	11,181	1,275,640

Diversified Telecommunication Services—2.5%
AT&T, Inc.	87,401	2,642,132
Verizon Communications, Inc.	72,819	4,014,512

		6,656,644

Electric Utilities—2.9%
American Electric Power Co., Inc.	14,602	1,162,903
NextEra Energy, Inc.	27,581	6,624,129

		7,787,032

Electrical Equipment—0.5%
AMETEK, Inc.	16,059	1,435,193

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	77

Schedule of Investments

June 30, 2020

	Shares	Value

Entertainment—1.0%
Walt Disney Co.	23,242	$2,591,715

Equity Real Estate Investment Trusts (REITs)—5.4%
American Tower Corp.	4,737	1,224,704
CoreSite Realty Corp.	22,285	2,697,822
Douglas Emmett, Inc.	90,665	2,779,789
Essex Property Trust, Inc.	16,135	3,697,658
Prologis, Inc.	30,270	2,825,099
Sun Communities, Inc.	9,319	1,264,402

		14,489,474

Food & Staples Retailing—0.9%
Costco Wholesale Corp.	4,122	1,249,832
Walmart, Inc.	9,067	1,086,045

		2,335,877

Food Products—0.9%
Mondelez International, Inc., Class A	46,298	2,367,217

Gas Utilities—0.9%
Atmos Energy Corp.	24,030	2,392,907

Healthcare Equipment & Supplies—3.1%
Abbott Laboratories	38,822	3,549,495
Hill-Rom Holdings, Inc.	12,991	1,426,152
Medtronic PLC	36,854	3,379,512

		8,355,159

Healthcare Providers & Services—2.1%
Anthem, Inc.	9,116	2,397,326
Chemed Corp.	2,822	1,272,919
CVS Health Corp.	20,881	1,356,639
HCA Healthcare, Inc.	6,947	674,276

		5,701,160

Hotels, Restaurants & Leisure—2.4%
Dunkin’ Brands Group, Inc.	20,433	1,332,845
McDonald’s Corp.	21,049	3,882,909
Starbucks Corp.	17,406	1,280,907

		6,496,661

Household Durables—0.5%
Garmin Ltd.	14,757	1,438,807

Household Products—2.3%
Church & Dwight Co., Inc.	17,534	1,355,378
Procter & Gamble Co.	41,461	4,957,492

		6,312,870

Industrial Conglomerates—3.0%
Honeywell International, Inc.	27,787	4,017,722
Roper Technologies, Inc.	10,336	4,013,056

		8,030,778

Insurance—4.7%
Allstate Corp.	24,615	2,387,409
Cincinnati Financial Corp.	29,638	1,897,721
Fidelity National Financial, Inc.	43,339	1,328,774
Hartford Financial Services Group, Inc.	35,627	1,373,421
Marsh & McLennan Cos., Inc.	13,313	1,429,417
MetLife, Inc.	37,704	1,376,950
Primerica, Inc.	25,169	2,934,705

		12,728,397

IT Services—3.8%
Accenture PLC, Class A	13,621	2,924,701
Automatic Data Processing, Inc.	17,406	2,591,580
Fiserv, Inc. (a)	11,626	1,134,930
Mastercard, Inc., Class A	4,549	1,345,139
Visa, Inc., Class A	10,724	2,071,555

		10,067,905

	Shares	Value

Life Sciences Tools & Services—1.5%
Agilent Technologies, Inc.	22,645	$2,001,138
Thermo Fisher Scientific, Inc.	5,911	2,141,792

		4,142,930

Machinery—2.2%
Deere & Co.	4,339	681,874
Dover Corp.	13,130	1,267,833
ITT, Inc.	25,965	1,525,184
Toro Co.	35,362	2,345,915

		5,820,806

Media—0.5%
Comcast Corp., Class A	31,338	1,221,555

Metals & Mining—0.6%
Royal Gold, Inc.	12,334	1,533,363

Multi-Line Retail—0.5%
Dollar General Corp.	6,906	1,315,662

Multi-Utilities—2.8%
DTE Energy Co.	36,870	3,963,525
Public Service Enterprise Group, Inc.	48,304	2,374,625
Sempra Energy	9,549	1,119,429

		7,457,579

Oil, Gas & Consumable Fuels—4.5%
Chevron Corp.	45,521	4,061,839
ConocoPhillips	30,856	1,296,569
EOG Resources, Inc.	29,140	1,476,232
Exxon Mobil Corp.	47,113	2,106,893
ONEOK, Inc.	40,035	1,329,963
Valero Energy Corp.	29,952	1,761,777

		12,033,273

Personal Products—0.4%
Estee Lauder Cos., Inc., Class A	6,136	1,157,740

Pharmaceuticals—4.5%
Bristol-Myers Squibb Co.	34,298	2,016,722
Johnson & Johnson	38,841	5,462,210
Merck & Co., Inc.	59,435	4,596,109

		12,075,041

Professional Services—0.5%
TransUnion	15,155	1,319,091

Road & Rail—1.8%
CSX Corp.	9,635	671,945
Norfolk Southern Corp.	23,448	4,116,765

		4,788,710

Semiconductors & Semiconductor Equipment—4.9%
Broadcom, Inc.	9,123	2,879,310
Intel Corp.	95,479	5,712,509
KLA Corp.	23,003	4,473,623

		13,065,442

Software—4.3%
Intuit, Inc.	8,721	2,583,073
Microsoft Corp.	43,823	8,918,419

		11,501,492

Specialty Retail—3.1%
Best Buy Co., Inc.	34,564	3,016,400
Home Depot, Inc.	20,705	5,186,810

		8,203,210

Technology Hardware, Storage & Peripherals—1.1%
Apple, Inc.	8,110	2,958,528

	Shares	Value

Textiles, Apparel & Luxury Goods—1.0%
NIKE, Inc., Class B	26,768	$2,624,602

Total Common Stock (cost—$263,418,865)		263,083,842

	Principal Amount (000s)

Repurchase Agreements—1.5%
State Street Bank and Trust Co., dated 6/30/20, 0.00%, due 7/1/20, proceeds $4,096,000; collateralized by U.S. Treasury Notes, 2.875%, due 11/30/25, valued at $4,177,950 including accrued interest
(cost—$4,096,000)	$4,096	4,096,000

Total Investments (cost—$267,514,865)—99.7%		267,179,842

Other assets less liabilities—0.3%		841,518

Net Assets—100.0%		$268,021,360

Notes to Schedule of Investments:

† Effective April 30, 2020, the AllianzGI NFJ Large-Cap Value Fund changed its name to AllianzGI Large-Cap Value Fund. See Note 9(a).

(a) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

78	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2020

AllianzGI Mid-Cap Fund

	Shares	Value

Common Stock—100.0%

Aerospace & Defense—1.8%
Mercury Systems, Inc. (a)	34,780	$2,735,795
TransDigm Group, Inc.	7,650	3,381,682

		6,117,477

Air Freight & Logistics—1.4%
XPO Logistics, Inc. (a)	61,269	4,733,030

Biotechnology—1.5%
Immunomedics, Inc. (a)	147,835	5,239,272

Capital Markets—1.8%
Tradeweb Markets, Inc., Class A	106,365	6,184,061

Chemicals—1.5%
FMC Corp.	51,935	5,173,765

Commercial Services & Supplies—4.8%
Clean Harbors, Inc. (a)	100,525	6,029,489
IAA, Inc. (a)	128,450	4,954,317
Waste Connections, Inc.	63,027	5,911,302

		16,895,108

Consumer Finance—1.1%
Discover Financial Services	77,115	3,862,690

Containers & Packaging—1.9%
Crown Holdings, Inc. (a)	103,655	6,751,050

Electrical Equipment—1.4%
AMETEK, Inc.	56,607	5,058,968

Electronic Equipment, Instruments & Components—4.5%
IPG Photonics Corp. (a)	16,345	2,621,575
Keysight Technologies, Inc. (a)	42,390	4,272,064
TE Connectivity Ltd.	61,506	5,015,814
Trimble, Inc. (a)	93,012	4,017,188

		15,926,641

Entertainment—5.0%
Take-Two Interactive Software, Inc. (a)	57,840	8,072,729
Zynga, Inc., Class A (a)	1,000,831	9,547,928

		17,620,657

Equity Real Estate Investment Trusts (REITs)—0.9%
Terreno Realty Corp.	62,705	3,300,791

Food & Staples Retailing—1.7%
Grocery Outlet Holding Corp. (a)	148,140	6,044,112

Food Products—1.9%
Freshpet, Inc. (a)	80,170	6,707,022

Healthcare Equipment & Supplies—11.0%
Align Technology, Inc. (a)	30,820	8,458,241
Cooper Cos., Inc.	15,565	4,414,856
DexCom, Inc. (a)	26,402	10,703,371
Edwards Lifesciences Corp. (a)	64,734	4,473,767
Haemonetics Corp. (a)	45,353	4,061,815
IDEXX Laboratories, Inc. (a)	19,600	6,471,136

		38,583,186

Healthcare Providers & Services—1.1%
Molina Healthcare, Inc. (a)	22,435	3,992,981

Hotels, Restaurants & Leisure—4.4%
Chipotle Mexican Grill, Inc. (a)	8,250	8,681,970

	Shares	Value
Hyatt Hotels Corp., Class A	58,925	$2,963,338
Royal Caribbean Cruises Ltd.	74,153	3,729,896

		15,375,204

Insurance—1.8%
James River Group Holdings Ltd.	139,635	6,283,575

IT Services—12.7%
Booz Allen Hamilton Holding Corp.	84,665	6,586,090
EPAM Systems, Inc. (a)	41,568	10,475,551
Fidelity National Information Services, Inc.	64,609	8,663,421
Repay Holdings Corp. (a)	291,660	7,183,586
Square, Inc., Class A (a)	50,055	5,252,772
Wix.com Ltd. (a)	25,299	6,482,110

		44,643,530

Life Sciences Tools & Services—1.0%
Agilent Technologies, Inc.	39,784	3,515,712

Multi-Line Retail—1.5%
Dollar Tree, Inc. (a)	56,097	5,199,070

Pharmaceuticals—5.4%
Catalent, Inc. (a)	94,397	6,919,300
Elanco Animal Health, Inc. (a)	165,220	3,543,969
Horizon Therapeutics PLC (a)	152,885	8,497,349

		18,960,618

Professional Services—3.3%
Clarivate Analytics PLC (a)	178,280	3,980,992
Equifax, Inc.	43,428	7,464,405

		11,445,397

Real Estate Management & Development—1.1%
CBRE Group, Inc., Class A (a)	86,616	3,916,776

Road & Rail—1.4%
Kansas City Southern	32,575	4,863,122

Semiconductors & Semiconductor Equipment—6.5%
Advanced Micro Devices, Inc. (a)	100,915	5,309,138
Entegris, Inc.	78,121	4,613,045
Lam Research Corp.	19,600	6,339,816
Monolithic Power Systems, Inc.	27,564	6,532,668

		22,794,667

Software—11.3%
Atlassian Corp. PLC, Class A (a)	33,730	6,080,507
Ceridian HCM Holding, Inc. (a)	76,390	6,055,435
Slack Technologies, Inc., Class A (a)	157,770	4,905,069
Splunk, Inc. (a)	51,504	10,233,845
Trade Desk, Inc., Class A (a)	15,413	6,265,385
Zscaler, Inc. (a)	56,330	6,168,135

		39,708,376

Specialty Retail—1.4%
Floor & Decor Holdings, Inc., Class A (a)	85,585	4,933,975

Textiles, Apparel & Luxury Goods—3.6%
Lululemon Athletica, Inc. (a)	29,475	9,196,495
VF Corp.	57,705	3,516,543

		12,713,038

	Shares	Value

Trading Companies & Distributors—1.3%
United Rentals, Inc. (a)	30,314	$4,517,999

Total Common Stock (cost—$248,262,398)		351,061,870

	Principal Amount (000s)

Repurchase Agreements—0.2%
State Street Bank and Trust Co., dated 6/30/20, 0.00%, due 7/1/20, proceeds $557,000; collateralized by U.S. Treasury Notes, 3.00%, due 10/31/25, valued at $568,241 including accrued interest
(cost—$557,000)	$557	557,000

Total Investments (cost—$248,819,398)—100.2%		351,618,870

Liabilities in excess of other assets—(0.2)%		(848,648)

Net Assets—100.0%		$350,770,222

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	79

Schedule of Investments

June 30, 2020

AllianzGI Mid-Cap Value Fund (formerly AllianzGI NFJ Mid-Cap Value Fund)†

	Shares	Value

Common Stock—99.6%

Aerospace & Defense—1.7%
L3Harris Technologies, Inc.	53,770	$9,123,156
Northrop Grumman Corp.	37,603	11,560,666

		20,683,822

Auto Components—0.5%
Gentex Corp.	235,784	6,076,154

Banks—2.4%
First Republic Bank	57,241	6,066,974
M&T Bank Corp.	168,027	17,469,767
Western Alliance Bancorp	145,863	5,523,832

		29,060,573

Beverages—0.2%
Brown-Forman Corp., Class B	43,850	2,791,491

Biotechnology—0.9%
Grifols S.A. ADR	623,930	11,380,483

Capital Markets—5.2%
Ameriprise Financial, Inc.	78,786	11,821,052
Cboe Global Markets, Inc.	105,401	9,831,805
CME Group, Inc.	27,320	4,440,593
Intercontinental Exchange, Inc.	173,579	15,899,836
LPL Financial Holdings, Inc.	78,476	6,152,518
Nasdaq, Inc.	46,290	5,530,266
Northern Trust Corp.	70,599	5,601,325
State Street Corp.	72,972	4,637,371

		63,914,766

Chemicals—2.1%
Celanese Corp.	207,958	17,955,094
Ecolab, Inc.	10,128	2,014,965
FMC Corp.	57,547	5,732,832

		25,702,891

Commercial Services & Supplies—1.1%
Cintas Corp.	6,701	1,784,878
Republic Services, Inc.	93,230	7,649,522
Tetra Tech, Inc.	53,244	4,212,665

		13,647,065

Communications Equipment—1.3%
Motorola Solutions, Inc.	110,982	15,551,908

Construction & Engineering—1.0%
EMCOR Group, Inc.	183,046	12,106,662

Containers & Packaging—1.4%
Avery Dennison Corp.	64,227	7,327,659
Sonoco Products Co.	178,049	9,310,182

		16,637,841

Diversified Consumer Services—0.6%
Service Corp. International	195,003	7,583,667

Diversified Telecommunication Services—0.4%
Cogent Communications Holdings, Inc.	65,593	5,074,274

Electric Utilities—5.0%
Alliant Energy Corp.	264,938	12,674,634
American Electric Power Co., Inc.	111,990	8,918,884
Eversource Energy	296,151	24,660,494
Xcel Energy, Inc.	234,145	14,634,062

		60,888,074

	Shares	Value

Electrical Equipment—1.0%
AMETEK, Inc.	91,245	$8,154,566
Eaton Corp. PLC	39,300	3,437,964

		11,592,530

Electronic Equipment, Instruments & Components—0.8%
Jabil, Inc.	183,147	5,875,356
Keysight Technologies, Inc. (a)	42,637	4,296,957

		10,172,313

Entertainment—0.4%
Activision Blizzard, Inc.	69,196	5,251,976

Equity Real Estate Investment Trusts (REITs)—13.9%
Alexandria Real Estate Equities, Inc.	66,676	10,818,181
Americold Realty Trust	283,212	10,280,596
AvalonBay Communities, Inc.	103,990	16,081,014
CoreSite Realty Corp.	54,900	6,646,194
Crown Castle International Corp.	19,424	3,250,606
CyrusOne, Inc.	88,893	6,466,966
Douglas Emmett, Inc.	371,165	11,379,919
Equity Residential	257,546	15,148,856
Essex Property Trust, Inc.	60,296	13,818,034
Extra Space Storage, Inc.	62,350	5,759,269
Medical Properties Trust, Inc.	303,380	5,703,544
National Health Investors, Inc.	192,350	11,679,492
Prologis, Inc.	104,460	9,749,252
Public Storage	22,364	4,291,428
Realty Income Corp.	147,304	8,764,588
Rexford Industrial Realty, Inc.	201,009	8,327,803
Sun Communities, Inc.	74,998	10,175,729
UDR, Inc.	330,296	12,346,464

		170,687,935

Food & Staples Retailing—0.7%
Kroger Co.	241,244	8,166,109

Food Products—1.5%
Archer-Daniels-Midland Co.	77,241	3,081,916
Hershey Co.	35,249	4,568,976
Lamb Weston Holdings, Inc.	63,600	4,065,948
Tyson Foods, Inc., Class A	119,085	7,110,565

		18,827,405

Gas Utilities—2.2%
Atmos Energy Corp.	222,107	22,117,415
ONE Gas, Inc.	66,956	5,158,960

		27,276,375

Healthcare Equipment & Supplies—3.8%
Cooper Cos., Inc.	30,425	8,629,747
Hill-Rom Holdings, Inc.	231,518	25,416,046
STERIS PLC	57,310	8,793,646
Zimmer Biomet Holdings, Inc.	33,710	4,023,626

		46,863,065

Healthcare Providers & Services—1.9%
Cardinal Health, Inc.	63,703	3,324,659
Chemed Corp.	19,813	8,937,050
Humana, Inc.	16,212	6,286,203
Quest Diagnostics, Inc.	44,781	5,103,243

		23,651,155

	Shares	Value

Hotels, Restaurants & Leisure—0.7%
Dunkin’ Brands Group, Inc.	139,257	$9,083,734

Household Durables—2.0%
Garmin Ltd.	66,282	6,462,495
PulteGroup, Inc.	526,319	17,910,636

		24,373,131

Household Products—2.0%
Church & Dwight Co., Inc.	217,848	16,839,650
Kimberly-Clark Corp.	50,799	7,180,439

		24,020,089

Independent Power Producers & Energy Traders—1.3%
AES Corp.	1,072,572	15,541,568

Industrial Conglomerates—0.7%
Roper Technologies, Inc.	23,002	8,930,757

Insurance—11.2%
Allstate Corp.	119,091	11,550,636
American Financial Group, Inc.	291,427	18,493,957
Aon PLC, Class A	78,499	15,118,907
Cincinnati Financial Corp.	292,957	18,758,037
Fidelity National Financial, Inc.	308,784	9,467,317
Globe Life, Inc.	95,342	7,077,237
Hanover Insurance Group, Inc.	86,287	8,743,462
Hartford Financial Services Group, Inc.	316,539	12,202,579
Lincoln National Corp.	92,320	3,396,453
Marsh & McLennan Cos., Inc.	51,220	5,499,491
Primerica, Inc.	46,834	5,460,844
Progressive Corp.	116,487	9,331,774
Reinsurance Group of America, Inc.	149,893	11,757,607

		136,858,301

IT Services—4.2%
Amdocs Ltd.	133,464	8,125,288
Broadridge Financial Solutions, Inc.	53,221	6,715,958
Fiserv, Inc. (a)	117,350	11,455,707
Leidos Holdings, Inc.	70,468	6,600,738
Paychex, Inc.	73,951	5,601,788
Science Applications International Corp.	59,723	4,639,283
VeriSign, Inc. (a)	36,977	7,647,953

		50,786,715

Life Sciences Tools & Services—2.7%
Agilent Technologies, Inc.	147,668	13,049,421
IQVIA Holdings, Inc. (a)	54,055	7,669,324
PerkinElmer, Inc.	71,346	6,998,329
PRA Health Sciences, Inc. (a)	49,979	4,862,457

		32,579,531

Machinery—1.9%
Cummins, Inc.	42,287	7,326,645
Stanley Black & Decker, Inc.	72,865	10,155,924
Toro Co.	89,444	5,933,715

		23,416,284

80	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2020

	Shares	Value

Media—0.2%
FOX Corp., Class B	81,955	$2,199,672

Metals & Mining—2.3%
Reliance Steel & Aluminum Co.	22,070	2,095,105
Royal Gold, Inc.	173,523	21,572,379
Steel Dynamics, Inc.	172,484	4,500,108

		28,167,592

Mortgage Real Estate Investment Trusts (REITs)—0.6%
AGNC Investment Corp.	318,679	4,110,959
Annaly Capital Management, Inc.	468,913	3,076,069

		7,187,028

Multi-Line Retail—1.1%
Dollar General Corp.	68,398	13,030,503

Multi-Utilities—5.3%
DTE Energy Co.	91,318	9,816,685
NiSource, Inc.	367,715	8,361,839
Sempra Energy	237,166	27,802,970
WEC Energy Group, Inc.	221,355	19,401,766

		65,383,260

Oil, Gas & Consumable Fuels—1.2%
Marathon Petroleum Corp.	135,753	5,074,447
ONEOK, Inc.	135,128	4,488,952
Williams Cos., Inc.	246,494	4,688,316

		14,251,715

Personal Products—0.1%
Estee Lauder Cos., Inc., Class A	9,053	1,708,120

Professional Services—2.5%
FTI Consulting, Inc. (a)	114,789	13,149,080
IHS Markit Ltd.	170,581	12,878,865
TransUnion	58,691	5,108,465

		31,136,410

Road & Rail—1.0%
Kansas City Southern	55,402	8,270,965
Norfolk Southern Corp.	24,544	4,309,190

		12,580,155

Semiconductors & Semiconductor Equipment—3.3%
Broadcom, Inc.	33,240	10,490,876
KLA Corp.	41,719	8,113,511
Lam Research Corp.	68,971	22,309,360

		40,913,747

Software—0.8%
Cadence Design Systems, Inc. (a)	52,485	5,036,460
Intuit, Inc.	15,751	4,665,289

		9,701,749

Specialty Retail—2.4%
Best Buy Co., Inc.	159,168	13,890,591
Lowe’s Cos., Inc.	70,858	9,574,333
O’Reilly Automotive, Inc. (a)	12,527	5,282,260

		28,747,184

Thrifts & Mortgage Finance—0.4%
Premier Financial Corp.	261,524	4,621,129

Water Utilities—1.7%
American Water Works Co., Inc.	163,071	20,980,715

Total Common Stock (cost—$1,157,254,953)		1,219,787,623

	Principal Amount (000s)	Value

Repurchase Agreements—0.5%
State Street Bank and Trust Co., dated 6/30/20, 0.00%, due 7/1/20, proceeds $6,159,000; collateralized by U.S. Treasury Notes, 3.00%, due 10/31/25, valued at $6,282,286 including accrued interest
(cost—$6,159,000)	$6,159	$6,159,000

Total Investments (cost—$1,163,413,953)—100.1%		1,225,946,623

Liabilities in excess of other assets—(0.1)%		(619,763)

Net Assets—100.0%		$1,225,326,860

Notes to Schedule of Investments:

† Effective April 30, 2020, the AllianzGI NFJ Mid-Cap Value Fund changed its name to AllianzGI Mid-Cap Value Fund. See Note 9(a).

(a) Non-income producing.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

AllianzGI Small-Cap Fund

	Shares	Value

Common Stock—97.9%

Aerospace & Defense—2.0%
Axon Enterprise, Inc. (c)	5,822	$571,313
BWX Technologies, Inc.	3,265	184,930
HEICO Corp.	1,025	102,141
Kratos Defense & Security Solutions, Inc. (c)	21,840	341,359
Mercury Systems, Inc. (c)	5,667	445,766
Spirit AeroSystems Holdings, Inc., Class A	8,070	193,196
Vectrus, Inc. (c)	7,820	384,197

		2,222,902

Air Freight & Logistics—0.3%
XPO Logistics, Inc. (c)	3,765	290,846

Banks—2.6%
BankFinancial Corp.	5,200	43,680
Central Pacific Financial Corp.	12,100	193,963
First Financial Bankshares, Inc.	13,765	397,671
First Foundation, Inc.	3,609	58,971
Glacier Bancorp, Inc.	6,400	225,856
HarborOne Bancorp, Inc. (c)	6,846	58,465
Hilltop Holdings, Inc.	12,565	231,824
Hope Bancorp, Inc.	39,800	366,956
Investors Bancorp, Inc.	40,045	340,382
Preferred Bank	1,053	45,121
South State Corp.	5,370	255,934
Tristate Capital Holdings, Inc. (c)	2,122	33,337
United Bankshares, Inc.	7,300	201,918
Valley National Bancorp	51,173	400,173

		2,854,251

Beverages—0.2%
Boston Beer Co., Inc., Class A (c)	300	160,995
Coca-Cola Consolidated, Inc.	290	66,465

		227,460

Biotechnology—8.2%
ACADIA Pharmaceuticals, Inc. (c)	8,948	433,709
Adverum Biotechnologies, Inc. (c)	8,009	167,228
Arena Pharmaceuticals, Inc. (c)	3,254	204,839
Arrowhead Pharmaceuticals, Inc. (c)	3,700	159,803
Avrobio, Inc. (c)	1,077	18,794
BioCryst Pharmaceuticals, Inc. (c)	6,800	32,402
BioSpecifics Technologies Corp. (c)	763	46,757
Castle Biosciences, Inc. (c)	982	37,012
ChemoCentryx, Inc. (c)	1,570	90,338
Cytokinetics, Inc. (c)	1,380	32,527
Deciphera Pharmaceuticals, Inc. (c)	800	47,776
Dicerna Pharmaceuticals, Inc. (c)	2,290	58,166
Dynavax Technologies Corp. (c)	3,635	32,242
Eagle Pharmaceuticals, Inc. (c)	5,135	246,377
Emergent Biosolutions, Inc. (c)	9,020	713,302
Epizyme, Inc. (c)	5,260	84,476
Fate Therapeutics, Inc. (c)	1,317	45,186
Global Blood Therapeutics, Inc. (c)	3,000	189,390

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	81

Schedule of Investments

June 30, 2020

	Shares	Value
Halozyme Therapeutics, Inc. (c)	17,190	$460,864
Homology Medicines, Inc. (c)	1,394	21,175
Immunomedics, Inc. (c)	21,680	768,339
Inovio Pharmaceuticals, Inc. (c)	4,100	110,495
Intellia Therapeutics, Inc. (c)	2,621	55,093
Invitae Corp. (c)	2,148	65,063
Iovance Biotherapeutics, Inc. (c)	7,991	219,353
Kadmon Holdings, Inc. (c)	7,984	40,878
Karuna Therapeutics, Inc. (c)	1,315	146,570
Karyopharm Therapeutics, Inc. (c)	8,752	165,763
Kindred Biosciences, Inc. (c)	3,744	16,810
Kodiak Sciences, Inc. (c)	2,915	157,760
Krystal Biotech, Inc. (c)	538	22,284
Kura Oncology, Inc. (c)	1,976	32,209
MannKind Corp. (c)	10,200	17,850
MeiraGTx Holdings PLC (c)	1,024	12,820
Momenta Pharmaceuticals, Inc. (c)	12,480	415,210
Natera, Inc. (c)	1,453	72,447
Precision BioSciences, Inc. (c)	1,675	13,953
Principia Biopharma, Inc. (c)	2,364	141,343
PTC Therapeutics, Inc. (c)	7,467	378,876
Replimune Group, Inc. (c)	5,060	125,741
Retrophin, Inc. (c)	13,100	267,371
Rocket Pharmaceuticals, Inc. (c)	1,272	26,623
TG Therapeutics, Inc. (c)	3,418	66,583
Translate Bio, Inc. (c)	1,400	25,088
Twist Bioscience Corp. (c)	8,159	369,603
Ultragenyx Pharmaceutical, Inc. (c)	4,100	320,702
uniQure NV (c)	1,719	77,458
United Therapeutics Corp. (c)	5,470	661,870
Vanda Pharmaceuticals, Inc. (c)	2,052	23,475
Veracyte, Inc. (c)	12,676	328,308
Vericel Corp. (c)	3,048	42,123
Viking Therapeutics, Inc. (c)	3,202	23,086
Voyager Therapeutics, Inc. (c)	1,433	18,084
Xencor, Inc. (c)	18,070	585,287
Y-mAbs Therapeutics, Inc. (c)	900	38,880
ZIOPHARM Oncology, Inc. (c)	8,036	26,358

		9,002,119

Building Products—0.6%
CSW Industrials, Inc.	600	41,466
PGT Innovations, Inc. (c)	2,436	38,197
Trex Co., Inc. (c)	3,978	517,418

		597,081

Capital Markets—2.8%
Artisan Partners Asset Management, Inc., Class A	29,540	960,050
Barings BDC, Inc.	15,995	127,000
Freedom Holding Corp. (c)	20,280	379,033
Golub Capital BDC, Inc.	17,930	208,885
Hercules Capital, Inc.	4,320	45,230
Main Street Capital Corp.	2,223	69,202
PJT Partners, Inc., Class A	19,000	975,460
Virtus Investment Partners, Inc.	2,495	290,144

		3,055,004

Chemicals—0.7%
Balchem Corp.	7,925	751,766
Westlake Chemical Partners L.P.	2,265	42,899

		794,665

	Shares	Value

Commercial Services & Supplies—1.3%
Casella Waste Systems, Inc., Class A (c)	4,505	$234,801
Clean Harbors, Inc. (c)	7,015	420,760
IAA, Inc. (c)	10,080	388,785
MSA Safety, Inc.	2,215	253,484
Tetra Tech, Inc.	2,105	166,548

		1,464,378

Communications Equipment—0.4%
Calix, Inc. (c)	26,300	391,870
EchoStar Corp., Class A (c)	2,475	69,201

		461,071

Construction & Engineering—1.2%
Construction Partners, Inc., Class A (c)	2,851	50,634
EMCOR Group, Inc.	7,775	514,238
MasTec, Inc. (c)	14,610	655,551
NV5 Global, Inc. (c)	1,476	75,025
Sterling Construction Co., Inc. (c)	4,391	45,974

		1,341,422

Construction Materials—0.3%
Summit Materials, Inc., Class A (c)	18,470	296,998
U.S. Concrete, Inc. (c)	948	23,510

		320,508

Containers & Packaging—0.1%
Silgan Holdings, Inc.	4,335	140,411

Diversified Consumer Services—1.8%
Aspen Group, Inc. (c)	4,743	42,924
Bright Horizons Family Solutions, Inc. (c)	2,940	344,568
Carriage Services, Inc.	5,714	103,538
Chegg, Inc. (c)	9,702	652,557
Grand Canyon Education, Inc. (c)	4,325	391,542
Strategic Education, Inc.	2,850	437,902

		1,973,031

Diversified Telecommunication Services—1.0%
Bandwidth, Inc., Class A (c)	5,205	661,035
Cogent Communications Holdings, Inc.	6,150	475,764

		1,136,799

Electric Utilities—1.2%
ALLETE, Inc.	3,490	190,589
Hawaiian Electric Industries, Inc.	12,045	434,343
IDACORP, Inc.	1,995	174,303
Otter Tail Corp.	1,615	62,646
PNM Resources, Inc.	3,540	136,077
Portland General Electric Co.	8,780	367,092

		1,365,050

Electrical Equipment—0.6%
Allied Motion Technologies, Inc.	1,096	38,689
Generac Holdings, Inc. (c)	4,355	531,005
Plug Power, Inc. (c)	11,800	96,878

		666,572

Electronic Equipment, Instruments & Components—1.4%
FARO Technologies, Inc. (c)	700	37,520
II-VI, Inc. (c)	8,790	415,064
Methode Electronics, Inc.	11,530	360,428
Napco Security Technologies, Inc. (c)	2,763	64,626
nLight, Inc. (c)	13,220	294,277

	Shares	Value
OSI Systems, Inc. (c)	5,250	$391,860

		1,563,775

Energy Equipment & Services—0.4%
DMC Global, Inc.	402	11,095
Liberty Oilfield Services, Inc., Class A	60,900	333,732
USA Compression Partners L.P.	7,010	76,129

		420,956

Engineering & Construction—0.1%
Shyft Group, Inc.	2,957	49,796

Entertainment—1.7%
Liberty Media Corp-Liberty Braves, Class A (c)	9,080	182,326
Liberty Media Corp-Liberty Braves, Class C (c)	9,095	179,535
Liberty Media Corp-Liberty Formula One, Class A (c)	2,675	78,057
Madison Square Garden Entertainment Corp. (c)	665	49,875
Madison Square Garden Sports C, Class A (c)	665	97,682
Sciplay Corp., Class A (c)	45,600	676,248
Zynga, Inc., Class A (c)	64,139	611,886

		1,875,609

Equity Real Estate Investment Trusts (REITs)—2.3%
CareTrust REIT, Inc.	9,250	158,730
Chatham Lodging Trust	14,730	90,148
Industrial Logistics Properties Trust	28,670	589,168
Innovative Industrial Properties, Inc.	500	44,010
National Health Investors, Inc.	6,245	379,196
Pebblebrook Hotel Trust	18,125	247,588
Physicians Realty Trust	24,600	430,992
Piedmont Office Realty Trust, Inc., Class A	17,635	292,917
QTS Realty Trust, Inc., Class A	5,385	345,125

		2,577,874

Food & Staples Retailing—2.4%
Casey’s General Stores, Inc.	1,560	233,251
Grocery Outlet Holding Corp. (c)	13,485	550,188
Ingles Markets, Inc., Class A	4,995	215,135
Performance Food Group Co. (c)	9,640	280,910
PriceSmart, Inc.	1,200	72,396
Sprouts Farmers Market, Inc. (c)	25,660	656,639
Weis Markets, Inc.	12,080	605,449

		2,613,968

Food Products—4.2%
Alico, Inc.	1,780	55,465
Cal-Maine Foods, Inc. (c)	3,095	137,666
Calavo Growers, Inc.	7,080	445,403
Flowers Foods, Inc.	26,120	584,043
Freshpet, Inc. (c)	6,408	536,093
Hain Celestial Group, Inc. (c)	14,020	441,770
Hostess Brands, Inc. (c)	26,225	320,469
J&J Snack Foods Corp.	2,845	361,685
John B Sanfilippo & Son, Inc.	7,178	612,499
Lancaster Colony Corp.	3,425	530,841
Sanderson Farms, Inc.	2,040	236,415
Tootsie Roll Industries, Inc.	11,177	383,036

		4,645,385

Gas Utilities—0.6%
Chesapeake Utilities Corp.	2,730	229,320
Northwest Natural Holding Co.	1,040	58,022

82	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2020

	Shares	Value
ONE Gas, Inc.	855	$65,878
Spire, Inc.	4,305	282,881

		636,101

Healthcare Equipment & Supplies—4.7%
Antares Pharma, Inc. (c)	14,854	40,848
Axogen, Inc. (c)	2,456	22,693
Axonics Modulation Technologies, Inc. (c)	2,038	71,554
BioLife Solutions, Inc. (c)	3,582	58,566
Cerus Corp. (c)	9,842	64,957
CONMED Corp.	7,235	520,848
CryoLife, Inc. (c)	1,409	27,011
CryoPort, Inc. (c)	4,128	124,872
GenMark Diagnostics, Inc. (c)	2,000	29,420
Globus Medical, Inc., Class A (c)	1,670	79,676
Haemonetics Corp. (c)	4,056	363,255
Integer Holdings Corp. (c)	3,670	268,093
Itamar Medical Ltd. ADR (c)	3,675	68,355
Mesa Laboratories, Inc.	280	60,704
Nevro Corp. (c)	2,851	340,609
Novocure Ltd. (c)	5,627	333,681
Ontrak, Inc. (c)	2,121	52,474
OrthoPediatrics Corp. (c)	1,931	84,501
Quotient Ltd. (c)	30,360	224,664
Shockwave Medical, Inc. (c)	6,480	306,958
Silk Road Medical, Inc. (c)	2,810	117,711
Surmodics, Inc. (c)	1,222	52,839
Tandem Diabetes Care, Inc. (c)	7,165	708,762
Utah Medical Products, Inc.	2,955	261,872
West Pharmaceutical Services, Inc.	3,895	884,827

		5,169,750

Healthcare Providers & Services—3.7%
Addus HomeCare Corp. (c)	2,147	198,726
BioTelemetry, Inc. (c)	1,525	68,915
Chemed Corp.	950	428,517
Encompass Health Corp.	1,240	76,793
Joint Corp. (c)	3,989	60,912
LHC Group, Inc. (c)	7,598	1,324,483
Molina Healthcare, Inc. (c)	1,935	344,391
National HealthCare Corp.	2,030	128,783
PetIQ, Inc. (c)	13,700	477,308
R1 RCM, Inc. (c)	53,778	599,625
RadNet, Inc. (c)	3,997	63,433
Select Medical Holdings Corp. (c)	18,160	267,497

		4,039,383

Healthcare Technology—0.6%
Health Catalyst, Inc. (c)	9,837	286,945
Simulations Plus, Inc.	500	29,910
Teladoc Health, Inc. (c)	1,750	333,970
Vocera Communications, Inc. (c)	1,841	39,029

		689,854

Hotels, Restaurants & Leisure—2.4%
Churchill Downs, Inc.	5,032	670,011
Kura Sushi USA, Inc., Class A (c)	2,557	36,514
Norwegian Cruise Line Holdings Ltd. (c)	16,660	273,724
Papa John’s International, Inc.	8,900	706,749
Penn National Gaming, Inc. (c)	8,590	262,338
Planet Fitness, Inc., Class A (c)	4,810	291,342
Wendy’s Co.	17,680	385,070

		2,625,748

Household Durables—3.8%
Helen of Troy Ltd. (c)	5,470	1,031,423

	Shares	Value
Installed Building Products, Inc. (c)	6,900	$474,582
La-Z-Boy, Inc.	29,300	792,858
Lennar Corp., Class B	15,180	699,646
LGI Homes, Inc. (c)	833	73,329
Meritage Homes Corp. (c)	15,000	1,141,800

		4,213,638

Household Products—0.3%
WD-40 Co.	1,720	341,076

Independent Power Producers & Energy Traders—0.5%
Ormat Technologies, Inc.	3,880	246,341
TerraForm Power, Inc., Class A	18,370	338,743

		585,084

Insurance—2.3%
American National Insurance Co.	1,475	106,303
AMERISAFE, Inc.	3,825	233,937
Donegal Group, Inc., Class A	7,165	101,886
Employers Holdings, Inc.	1,805	54,421
Enstar Group Ltd. (c)	570	87,079
Kemper Corp.	6,075	440,559
National General Holdings Corp.	19,600	423,556
NI Holdings, Inc. (c)	4,600	67,942
Palomar Holdings, Inc. (c)	8,075	692,512
RLI Corp.	3,365	276,266
Safety Insurance Group, Inc.	1,130	86,174

		2,570,635

Interactive Media & Services—0.5%
EverQuote, Inc., Class A (c)	9,101	529,314
QuinStreet, Inc. (c)	4,318	45,166

		574,480

Internet & Direct Marketing Retail—0.6%
PetMed Express, Inc.	16,700	595,188
Rubicon Project, Inc. (c)	7,845	52,326

		647,514

IT Services—2.1%
Brightcove, Inc. (c)	6,378	50,259
Fastly, Inc., Class A (c)	6,485	552,068
Hackett Group, Inc.	3,089	41,825
ManTech International Corp., Class A	4,670	319,848
Paysign, Inc. (c)	3,980	38,646
Perficient, Inc. (c)	1,484	53,098
Repay Holdings Corp. (c)	38,755	954,536
Science Applications International Corp.	2,115	164,293
Shift4 Payments, Inc., Class A (c)	3,775	134,012

		2,308,585

Leisure Equipment & Products—2.4%
Acushnet Holdings Corp.	16,505	574,209
Malibu Boats, Inc., Class A (c)	6,960	361,572
YETI Holdings, Inc. (c)	40,244	1,719,626

		2,655,407

Life Sciences Tools & Services—3.9%
Adaptive Biotechnologies Corp. (c)	6,970	337,209
Charles River Laboratories International, Inc. (c)	3,050	531,767
Codexis, Inc. (c)	2,677	30,518
Medpace Holdings, Inc. (c)	8,830	821,367
NanoString Technologies, Inc. (c)	11,588	340,108
NeoGenomics, Inc. (c)	15,676	485,642
PRA Health Sciences, Inc. (c)	6,855	666,923

	Shares	Value
Quanterix Corp. (c)	3,039	$83,238
Repligen Corp. (c)	8,350	1,032,143

		4,328,915

Machinery—1.3%
Columbus McKinnon Corp.	1,314	43,953
Douglas Dynamics, Inc.	1,000	35,120
Kadant, Inc.	671	66,872
Kornit Digital Ltd. (c)	10,712	571,807
SPX Corp. (c)	16,830	692,554

		1,410,306

Media—1.5%
Cable One, Inc.	305	541,329
Cardlytics, Inc. (c)	1,524	106,650
Liberty Broadband Corp., Class A (c)	4,590	560,852
Loral Space & Communications, Inc.	2,055	40,114
TechTarget, Inc. (c)	11,547	346,756

		1,595,701

Metals & Mining—0.1%
Coeur Mining, Inc. (c)	12,440	63,195
Hecla Mining Co.	22,935	74,998

		138,193

Mortgage Real Estate Investment Trusts (REITs)—0.9%
AG Mortgage Investment Trust, Inc.	75,500	240,845
Arbor Realty Trust, Inc.	80,700	745,668

		986,513

Multi-Utilities—1.1%
Avista Corp.	2,030	73,872
Black Hills Corp.	11,950	677,087
NorthWestern Corp.	6,130	334,208
Unitil Corp.	3,810	170,764

		1,255,931

Oil, Gas & Consumable Fuels—1.3%
Black Stone Minerals L.P.	7,860	51,090
Delek Logistics Partners L.P.	4,790	109,835
Enviva Partners L.P.	5,160	185,966
Hess Midstream L.P., Class A	19,300	353,576
Holly Energy Partners L.P.	3,045	44,427
NuStar Energy L.P.	3,665	52,336
Par Pacific Holdings, Inc. (c)	5,845	52,547
PBF Logistics L.P.	7,395	72,101
Penn Virginia Corp. (c)	23,100	220,143
Sunoco L.P.	4,635	105,817
TC Pipelines L.P.	4,185	129,986
World Fuel Services Corp.	1,840	47,398

		1,425,222

Paper & Forest Products—0.5%
Boise Cascade Co.	13,800	519,018

Personal Products—0.4%
BellRing Brands, Inc., Class A (c)	13,195	263,109
Lifevantage Corp. (c)	8,200	110,864
USANA Health Sciences, Inc. (c)	1,210	88,850

		462,823

Pharmaceuticals—3.0%
Amphastar Pharmaceuticals, Inc. (c)	2,433	54,645
ANI Pharmaceuticals, Inc. (c)	901	29,138
Arvinas, Inc. (c)	217	7,278
Axsome Therapeutics, Inc. (c)	1,073	88,286
Cara Therapeutics, Inc. (c)	1,555	26,591
Catalent, Inc. (c)	16,445	1,205,418
Collegium Pharmaceutical, Inc. (c)	2,578	45,115

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	83

Schedule of Investments

June 30, 2020

	Shares	Value
Durect Corp. (c)	27,730	$64,334
Horizon Therapeutics PLC (c)	13,694	761,113
Intersect ENT, Inc. (c)	10,365	140,342
MyoKardia, Inc. (c)	1,740	168,119
Omeros Corp. (c)	1,502	22,109
Prestige Consumer Healthcare, Inc. (c)	13,775	517,389
Provention Bio, Inc. (c)	1,723	24,312
Reata Pharmaceuticals, Inc., Class A (c)	881	137,454
Revance Therapeutics, Inc. (c)	1,800	43,956

		3,335,599

Professional Services—0.7%
ASGN, Inc. (c)	5,150	343,402
CRA International, Inc.	1,197	47,281
Franklin Covey Co. (c)	1,309	28,013
ICF International, Inc.	4,080	264,506
Kforce, Inc.	915	26,764

		709,966

Road & Rail—0.3%
Saia, Inc. (c)	3,346	372,008

Semiconductors & Semiconductor Equipment—3.4%
ACM Research, Inc., Class A (c)	673	41,968
Axcelis Technologies, Inc. (c)	2,268	63,164
FormFactor, Inc. (c)	29,524	865,939
Ichor Holdings Ltd. (c)	24,393	648,366
Inphi Corp. (c)	2,147	252,273
MKS Instruments, Inc.	3,739	423,404
Onto Innovation, Inc. (c)	9,435	321,167
Power Integrations, Inc.	9,065	1,070,849

		3,687,130

Software—6.8%
ACI Worldwide, Inc. (c)	10,180	274,758
Agilysys, Inc. (c)	2,564	45,998
Blackline, Inc. (c)	5,447	451,611
Cerence, Inc. (c)	9,029	368,744
Digital Turbine, Inc. (c)	12,481	156,886
Everbridge, Inc. (c)	2,711	375,094
Globant S.A. (c)	3,015	451,798
LivePerson, Inc. (c)	12,806	530,553
Mimecast Ltd. (c)	5,980	249,127
Model N, Inc. (c)	26,699	928,057
Paylocity Holding Corp. (c)	2,515	366,913
Pluralsight, Inc., Class A (c)	13,500	243,675
Progress Software Corp.	8,535	330,731
PROS Holdings, Inc. (c)	555	24,659
Q2 Holdings, Inc. (c)	4,265	365,894
Qualys, Inc. (c)	2,905	302,178
Sapiens International Corp. NV	2,795	78,204
SPS Commerce, Inc. (c)	12,250	920,220
Tenable Holdings, Inc. (c)	29,700	885,357
Upland Software, Inc. (c)	2,330	80,991
Zix Corp. (c)	8,584	59,230

		7,490,678

Specialty Retail—3.7%
Boot Barn Holdings, Inc. (c)	1,500	32,340
Cato Corp., Class A	15,660	128,099
Citi Trends, Inc.	4,545	91,900
Floor & Decor Holdings, Inc., Class A (c)	5,430	313,040
Genesco, Inc. (c)	29,800	645,468
Lithia Motors, Inc., Class A	3,065	463,826
Lumber Liquidators Holdings, Inc. (c)	80,100	1,110,186
Murphy USA, Inc. (c)	3,485	392,376
Rent-A-Center, Inc.	20,600	573,092

	Shares	Value
TravelCenters of America, Inc. (c)	23,800	$366,520

		4,116,847

Textiles, Apparel & Luxury Goods—0.3%
Deckers Outdoor Corp. (c)	1,375	270,036

Thrifts & Mortgage Finance—2.8%
Capitol Federal Financial, Inc.	35,945	395,754
ESSA Bancorp, Inc.	5,480	76,282
Flagstar Bancorp, Inc.	23,490	691,311
Kearny Financial Corp.	20,485	167,567
Meridian Bancorp, Inc.	3,078	35,705
OceanFirst Financial Corp.	2,970	52,361
PCSB Financial Corp.	8,935	113,296
PennyMac Financial Services, Inc.	24,300	1,015,497
Pioneer Bancorp, Inc. (c)	3,880	35,502
Premier Financial Corp.	2,112	37,319
Territorial Bancorp, Inc.	4,865	115,738
Waterstone Financial, Inc.	24,560	364,225

		3,100,557

Tobacco—0.1%
Universal Corp.	3,550	150,911

Trading Companies & Distributors—1.3%
BMC Stock Holdings, Inc. (c)	31,050	780,597
MSC Industrial Direct Co., Inc., Class A	8,900	648,009
WESCO International, Inc. (c)	1,041	36,550

		1,465,156

Transportation Infrastructure—0.3%
Macquarie Infrastructure Corp.	11,600	356,004

Water Utilities—1.8%
American States Water Co.	11,705	920,364
California Water Service Group	3,440	164,088
Middlesex Water Co.	6,200	416,516
SJW Group	6,800	422,348

		1,923,316

Wireless Telecommunication Services—0.1%
Boingo Wireless, Inc. (c)	4,227	56,304

Total Common Stock (cost—$94,235,637)		107,875,322

Mutual Fund—0.1%
Principal Healthcare Innovators Index (cost—$122,571)	3,000	133,950

Preferred Stock—0.1%

Trading Companies & Distributors—0.1%
WESCO International, Inc. (c) (cost—$69,050)	2,761	73,222

Rights—0.0%

Biotechnology—0.0%
Stemline Therapeutics, Inc. CVR (a)(b)(c) (cost—$661)	2,004	—	†

	Principal Amount (000s)	Value

Repurchase Agreements—2.0%
State Street Bank and Trust Co., dated 6/30/20, 0.00%, due 7/1/20, proceeds $2,225,000; collateralized by U.S. Treasury Notes, 3.00%, due 10/31/25, valued at $2,269,524 including accrued interest
(cost—$2,225,000)	$2,225	$2,225,000

Total Investments (cost—$96,652,919)—100.1%		110,307,494

Liabilities in excess of other assets—(0.1)%		(105,028)

Net Assets—100.0%		$110,202,466

Notes to Schedule of Investments:

† Actual amount rounds to less than $1.

(a) Fair-Valued—Security with a value of $0, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

CVR—Contingent Value Rights

REIT—Real Estate Investment Trust

84	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2020

AllianzGI Small-Cap Value Fund (formerly NFJ AllianzGI Small-Cap Value Fund)†

	Shares	Value

Common Stock—98.9%

Aerospace & Defense—0.9%
CAE, Inc.	78,782	$1,275,481
Curtiss-Wright Corp.	39,880	3,560,486

		4,835,967

Airlines—0.5%
SkyWest, Inc.	83,521	2,724,455

Auto Components—2.1%
Dana, Inc.	219,557	2,676,400
Fox Factory Holding Corp. (a)	37,226	3,075,240
Standard Motor Products, Inc.	129,807	5,348,048

		11,099,688

Banks—12.0%
Ameris Bancorp	75,440	1,779,630
Atlantic Union Bankshares Corp.	168,373	3,899,519
BancFirst Corp.	59,915	2,430,751
Bank of Hawaii Corp.	69,220	4,250,800
Community Bank System, Inc.	21,982	1,253,414
CVB Financial Corp.	143,679	2,692,544
Enterprise Financial Services Corp.	197,192	6,136,615
First Interstate Bancsystem, Inc., Class A	8,525	263,934
First Merchants Corp.	9,719	267,953
Glacier Bancorp, Inc.	65,472	2,310,507
IBERIABANK Corp.	5,739	261,354
Independent Bank Corp.	39,312	2,637,442
Simmons First National Corp., Class A	15,718	268,935
South State Corp.	278,265	13,262,110
United Community Banks, Inc.	321,559	6,469,767
Valley National Bancorp	1,461,488	11,428,836
Western Alliance Bancorp	99,817	3,780,070

		63,394,181

Beverages—0.6%
Coca-Cola Consolidated, Inc.	14,363	3,291,856

Building Products—0.6%
UFP Industries, Inc.	59,694	2,955,450

Capital Markets—2.9%
AllianceBernstein Holding L.P.	222,065	6,049,051
Houlihan Lokey, Inc.	64,877	3,609,756
Stifel Financial Corp.	118,890	5,638,953

		15,297,760

Chemicals—1.2%
Cabot Corp.	76,082	2,818,838
Innospec, Inc.	28,142	2,173,969
Stepan Co.	16,168	1,569,913

		6,562,720

Commercial Services & Supplies—3.0%
ABM Industries, Inc.	125,352	4,550,277
Brady Corp., Class A	62,555	2,928,825
Ennis, Inc.	135,019	2,449,245
McGrath RentCorp	75,874	4,097,955
Tetra Tech, Inc.	24,966	1,975,310

		16,001,612

	Shares	Value

Communications Equipment—0.8%
Lumentum Holdings, Inc. (a)	53,925	$4,391,113

Construction & Engineering—1.2%
EMCOR Group, Inc.	38,309	2,533,757
Quanta Services, Inc.	95,576	3,749,447

		6,283,204

Containers & Packaging—1.9%
Silgan Holdings, Inc.	98,621	3,194,334
Sonoco Products Co.	129,881	6,791,478

		9,985,812

Diversified Consumer Services—1.3%
Service Corp. International	127,321	4,951,514
Strategic Education, Inc.	11,783	1,810,458

		6,761,972

Diversified Telecommunication Services—0.5%
Cogent Communications Holdings, Inc.	35,865	2,774,516

Electric Utilities—4.4%
IDACORP, Inc.	98,321	8,590,306
PNM Resources, Inc.	197,840	7,604,969
Portland General Electric Co.	173,543	7,255,833

		23,451,108

Electronic Equipment, Instruments & Components—1.8%
Dolby Laboratories, Inc., Class A	23,463	1,545,508
Jabil, Inc.	81,518	2,615,097
Methode Electronics, Inc.	177,050	5,534,583

		9,695,188

Equity Real Estate Investment Trusts (REITs)—8.9%
American Assets Trust, Inc.	72,488	2,018,066
Americold Realty Trust	179,957	6,532,439
CoreCivic, Inc.	86,807	812,513
CoreSite Realty Corp.	40,670	4,923,510
CyrusOne, Inc.	22,273	1,620,361
Douglas Emmett, Inc.	17,410	533,791
First Industrial Realty Trust, Inc.	63,106	2,425,795
Hudson Pacific Properties, Inc.	137,607	3,462,192
Life Storage, Inc.	66,161	6,281,987
National Health Investors, Inc.	99,654	6,050,991
Rexford Industrial Realty, Inc.	134,822	5,585,675
STAG Industrial, Inc.	148,347	4,349,534
Terreno Realty Corp.	45,104	2,374,275

		46,971,129

Food & Staples Retailing—0.5%
Casey’s General Stores, Inc.	16,521	2,470,220

Food Products—2.5%
Calavo Growers, Inc.	25,839	1,625,531
Ingredion, Inc.	63,917	5,305,111
Lamb Weston Holdings, Inc.	30,562	1,953,829
Simply Good Foods Co. (a)	227,923	4,234,809

		13,119,280

Gas Utilities—2.8%
ONE Gas, Inc.	84,368	6,500,555
Spire, Inc.	122,361	8,040,341

		14,540,896

	Shares	Value

Healthcare Equipment & Supplies—2.1%
CONMED Corp.	29,229	$2,104,196
Hill-Rom Holdings, Inc.	83,268	9,141,161

		11,245,357

Healthcare Providers & Services—1.5%
Chemed Corp.	8,363	3,772,298
Ensign Group, Inc.	96,955	4,057,567

		7,829,865

Hotels, Restaurants & Leisure—2.3%
Cracker Barrel Old Country Store, Inc.	2,253	249,880
Dunkin’ Brands Group, Inc.	42,329	2,761,121
Marriott Vacations Worldwide Corp.	41,710	3,428,979
Wendy’s Co.	254,295	5,538,545

		11,978,525

Household Durables—2.0%
KB Home	85,341	2,618,262
MDC Holdings, Inc.	214,549	7,659,399

		10,277,661

Household Products—0.9%
WD-40 Co.	23,829	4,725,291

Insurance—7.0%
American Financial Group, Inc.	132,263	8,393,410
CNO Financial Group, Inc.	224,263	3,491,775
First American Financial Corp.	147,819	7,098,269
Old Republic International Corp.	377,004	6,148,935
Primerica, Inc.	47,102	5,492,093
Selective Insurance Group, Inc.	122,211	6,445,408

		37,069,890

IT Services—4.7%
ExlService Holdings, Inc. (a)	34,950	2,215,830
Genpact Ltd.	109,272	3,990,613
KBR, Inc.	149,450	3,370,097
ManTech International Corp., Class A	131,089	8,978,286
Perspecta, Inc.	108,711	2,525,357
Science Applications International Corp.	50,845	3,949,640

		25,029,823

Leisure Equipment & Products—0.4%
Acushnet Holdings Corp.	64,497	2,243,851

Life Sciences Tools & Services—1.5%
Bruker Corp.	88,814	3,612,953
PRA Health Sciences, Inc. (a)	43,678	4,249,433

		7,862,386

Machinery—2.6%
Federal Signal Corp.	84,892	2,523,839
Hillenbrand, Inc.	149,207	4,039,034
ITT, Inc.	47,218	2,773,585
Toro Co.	34,627	2,297,155
Watts Water Technologies, Inc., Class A	26,504	2,146,824

		13,780,437

Media—0.7%
TEGNA, Inc.	346,335	3,858,172

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	85

Schedule of Investments

June 30, 2020

	Shares	Value

Metals & Mining—2.2%
Commercial Metals Co.	292,830	$5,973,732
Kaiser Aluminum Corp.	3,470	255,461
Royal Gold, Inc.	42,000	5,221,440

		11,450,633

Mortgage Real Estate Investment Trusts (REITs)—3.1%
Apollo Commercial Real Estate Finance, Inc.	324,041	3,178,842
Blackstone Mortgage Trust, Inc., Class A	356,076	8,577,871
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	161,427	4,594,212

		16,350,925

Multi-Utilities—1.9%
Black Hills Corp.	89,638	5,078,889
NorthWestern Corp.	4,582	249,811
Unitil Corp.	100,230	4,492,308

		9,821,008

Oil, Gas & Consumable Fuels—1.7%
Delek Logistics Partners L.P.	110,277	2,528,651
SFL Corp. Ltd.	570,979	5,304,395
World Fuel Services Corp.	45,926	1,183,054

		9,016,100

Personal Products—0.3%
Inter Parfums, Inc.	32,582	1,568,823

Professional Services—1.4%
FTI Consulting, Inc. (a)	45,851	5,252,232
ICF International, Inc.	21,573	1,398,578
TransUnion	6,658	579,512

		7,230,322

Road & Rail—0.7%
Werner Enterprises, Inc.	85,089	3,703,924

Semiconductors & Semiconductor Equipment—2.7%
Cabot Microelectronics Corp.	57,560	8,031,922
Cirrus Logic, Inc. (a)	55,016	3,398,889
FormFactor, Inc. (a)	50,421	1,478,848
MKS Instruments, Inc.	13,658	1,546,632

		14,456,291

Software—1.4%
Fair Isaac Corp. (a)	6,596	2,757,392
Progress Software Corp.	119,639	4,636,011

		7,393,403

Specialty Retail—2.3%
Aaron’s, Inc.	107,912	4,899,205
Lithia Motors, Inc., Class A	31,114	4,708,482
RH (a)	10,569	2,630,624

		12,238,311

Thrifts & Mortgage Finance—4.1%
Essent Group Ltd.	7,850	284,720
Premier Financial Corp.	210,030	3,711,230
Radian Group, Inc.	325,629	5,050,506
Walker & Dunlop, Inc.	109,563	5,566,896
Washington Federal, Inc.	171,166	4,594,095
WSFS Financial Corp.	81,369	2,335,290

		21,542,737

	Shares	Value

Water Utilities—1.0%
California Water Service Group	113,057	$5,392,819

Total Common Stock (cost—$550,301,924)		522,674,681

Exchange-Traded Funds—0.4%
iShares Russell 2000 Value (cost—$1,824,443)	19,661	1,916,161

	Principal Amount (000s)

Repurchase Agreements—0.9%
State Street Bank and Trust Co., dated 6/30/20, 0.00%, due 7/1/20, proceeds $4,855,000; collateralized by U.S. Treasury Notes, 3.00%, due 10/31/25, valued at $4,952,188 including accrued interest
(cost—$4,855,000)	$4,855	4,855,000

Total Investments (cost—$556,981,367)—100.2%		529,445,842

Liabilities in excess of other assets—(0.2)%		(1,259,527)

Net Assets—100.0%		$528,186,315

Notes to Schedule of Investments:

† Effective April 30, 2020, the AllianzGI NFJ Small-Cap Value Fund changed its name to AllianzGI Small-Cap Value Fund. See Note 9(a).

(a) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

AllianzGI Technology Fund

	Shares	Value

Common Stock—91.2%

Automobiles—1.4%
Tesla, Inc. (d)	24,140	$26,066,613

Communications Equipment—0.0%
Arista Networks, Inc. (d)	100	21,003
Cisco Systems, Inc.	100	4,664
Lumentum Holdings, Inc. (d)	95	7,736
Motorola Solutions, Inc.	95	13,312
Nokia Oyj ADR	95	418

		47,133

Diversified Consumer Services—0.0%
New Oriental Education & Technology Group, Inc. ADR (d)	95	12,372
TAL Education Group ADR (d)	100	6,838

		19,210

Electrical Equipment—0.0%
Bloom Energy Corp., Class A (d)	13,100	142,528

Electronic Equipment, Instruments & Components—0.5%
CDW Corp.	95	11,037
Cognex Corp.	100	5,972
IPG Photonics Corp. (d)	95	15,237
Murata Manufacturing Co., Ltd.	300	17,684
Samsung Electro-Mechanics Co., Ltd.	165	17,901
Samsung SDI Co., Ltd.	32,120	9,821,062

		9,888,893

Entertainment—3.5%
Activision Blizzard, Inc.	225,645	17,126,455
NetEase, Inc. ADR	30,920	13,276,430
Netflix, Inc. (d)	40,360	18,365,414
Nintendo Co., Ltd.	100	44,707
Roku, Inc. (d)	100	11,653
Zynga, Inc., Class A (d)	1,788,205	17,059,476

		65,884,135

Healthcare Technology—0.9%
Veeva Systems, Inc., Class A (d)	68,080	15,959,314

Household Durables—0.0%
Garmin Ltd.	95	9,263

Industrial Conglomerates—0.0%
Roper Technologies, Inc.	100	38,826

Interactive Media & Services—6.8%
58.com, Inc. ADR (d)	95	5,124
Alphabet, Inc., Class C (d)	8,780	12,411,496
Facebook, Inc., Class A (c)(d)	473,985	107,627,774
NAVER Corp.	475	106,867
Pinterest, Inc., Class A (d)	16,580	367,578
Snap, Inc., Class A (d)	305,730	7,181,598
Tencent Holdings Ltd.	100	6,408
Twitter, Inc. (d)	95	2,830
Yandex NV, Class A (d)	95	4,752
Yelp, Inc. (d)	95	2,197
Zillow Group, Inc., Class A (d)	95	5,461

		127,722,085

86	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2020

	Shares	Value

Internet & Direct Marketing Retail—4.6%
Alibaba Group Holding Ltd. ADR (d)	100	$21,570
Amazon.com, Inc. (d)	31,090	85,771,714
eBay, Inc.	95	4,983
Expedia Group, Inc.	95	7,809
GrubHub, Inc. (d)	95	6,679
JD.com, Inc. ADR (d)	100	6,018
Trip.com Group Ltd. ADR (d)	95	2,462

		85,821,235

IT Services—18.5%
Accenture PLC, Class A	95	20,398
Adyen NV (a)(d)	95	138,272
Akamai Technologies, Inc. (d)	100	10,709
Fidelity National Information Services, Inc.	28,550	3,828,270
Fiserv, Inc. (d)	46,255	4,515,413
Global Payments, Inc.	18,914	3,208,193
GoDaddy, Inc., Class A (d)	95	6,966
Mastercard, Inc., Class A	113,305	33,504,288
MongoDB, Inc. (d)	207,915	47,059,481
Okta, Inc. (d)	353,200	70,721,236
PayPal Holdings, Inc. (d)	402,580	70,141,513
Shopify, Inc., Class A (d)	13,280	12,605,376
Square, Inc., Class A (c)(d)	226,835	23,804,065
Tata Consultancy Services Ltd.	2,000	55,055
Twilio, Inc., Class A (d)	351,380	77,099,800
Visa, Inc., Class A	3,510	678,027

		347,397,062

Media—0.0%
Comcast Corp., Class A	95	3,703

Professional Services—0.0%
Verisk Analytics, Inc.	95	16,169

Road & Rail—0.0%
Lyft, Inc., Class A (d)	100	3,301

Semiconductors & Semiconductor Equipment—13.4%
Advanced Micro Devices, Inc. (c)(d)	432,470	22,752,247
ams AG (d)	95	1,416
Analog Devices, Inc.	77,320	9,482,525
ASML Holding NV	55,860	20,558,156
Cree, Inc. (d)	33,840	2,002,990
Infineon Technologies AG	10,630	249,084
KLA Corp.	9,355	1,819,360
Lam Research Corp.	37,600	12,162,096
Marvell Technology Group Ltd.	230,235	8,072,039
Maxim Integrated Products, Inc.	95	5,758
MediaTek, Inc.	1,000	19,771
Microchip Technology, Inc.	86,795	9,140,381
Micron Technology, Inc. (c)(d)	769,795	39,659,838
NVIDIA Corp.	122,140	46,402,207
NXP Semiconductors NV	102,445	11,682,828
ON Semiconductor Corp. (d)	100	1,982
Qorvo, Inc. (d)	124,045	13,710,694
QUALCOMM, Inc.	170,615	15,561,794
SK Hynix, Inc.	100	7,140
Skyworks Solutions, Inc.	157,535	20,142,425
STMicroelectronics NV	158,175	4,335,577

	Shares	Value
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	100	$5,677
Teradyne, Inc.	50,890	4,300,714
Texas Instruments, Inc.	100	12,697
Tokyo Electron Ltd.	38,600	9,524,310
Universal Display Corp.	95	14,214
Xilinx, Inc.	100	9,839

		251,637,759

Software—30.1%
Adobe, Inc. (d)	12,695	5,526,260
Alteryx, Inc., Class A (d)	194,300	31,919,604
Atlassian Corp. PLC, Class A (d)	267,835	48,282,615
Cadence Design Systems, Inc. (d)	6,650	638,134
Coupa Software, Inc. (d)	100	27,704
Crowdstrike Holdings, Inc., Class A (d)	750,300	75,247,587
Datadog, Inc., Class A (d)	32,310	2,809,355
DocuSign, Inc. (d)	109,550	18,865,606
Dropbox, Inc., Class A (d)	95	2,068
Dynatrace, Inc. (d)	100	4,060
Elastic NV (d)	100	9,221
Fortinet, Inc. (d)	41,445	5,689,155
HubSpot, Inc. (d)	81,765	18,343,978
Intuit, Inc.	95	28,138
Microsoft Corp. (c)	738,636	150,319,812
Nutanix, Inc., Class A (d)	100	2,371
Palo Alto Networks, Inc. (d)	100	22,967
Paycom Software, Inc. (d)	116,564	36,103,368
RealPage, Inc. (d)	100	6,501

RingCentral, Inc., Class A (d)	174,275	49,670,118

Salesforce.com, Inc. (d)	100	18,733
ServiceNow, Inc. (d)	100	40,506
Slack Technologies, Inc., Class A (d)	274,365	8,530,008
Splunk, Inc. (d)	96,350	19,144,745
Synopsys, Inc. (d)	3,565	695,175
VMware, Inc., Class A (d)	95	14,712
Zendesk, Inc. (d)	100	8,853
Zoom Video Communications, Inc. (d)	133,430	33,829,842
Zscaler, Inc. (d)	546,825	59,877,337

		565,678,533

Technology Hardware, Storage & Peripherals—11.5%
Apple, Inc. (c)	459,215	167,521,632
Catcher Technology Co., Ltd.	1,000	7,578
Dell Technologies, Inc., Class C (d)	175	9,615
Hewlett Packard Enterprise Co.	95	924
HP, Inc.	95	1,656
NetApp, Inc.	100	4,437
Pure Storage, Inc., Class A (d)	338,525	5,866,638
Samsung Electronics Co., Ltd.	966,805	42,798,168

		216,210,648

Total Common Stock (cost—$1,035,810,104)		1,712,546,410

	Principal Amount (000s)	Value

Repurchase Agreements—7.5%
State Street Bank and Trust Co., dated 6/30/20, 0.00%, due 7/1/20, proceeds $139,883,000; collateralized by U.S. Treasury Notes, 3.00%, due 10/31/25, valued at $142,680,677 including accrued interest
(cost—$139,883,000)	$139,883	$139,883,000

Total Options Purchased—2.1% (cost—$15,032,291) (d)(e)(f)		38,956,535

Total Investments, before options written and securities sold short (cost—$1,190,725,395)—100.8%		1,891,385,945

	Shares

Securities Sold Short—(0.0)%

Mutual Funds—(0.0)%
iShares Core S&P Small-Cap	100	(6,829)
iShares Russell 2000	100	(14,318)

Total Securities Sold Short (proceeds received—$17,596)		(21,147)

Total Options Written —(0.6)% (premiums received—$11,938,872) (d)(e)(f)		(11,133,735)

Total Investments, net of options written and securities sold short (cost—$1,178,768,927) (b)—100.2%		1,880,231,063

Other liabilities in excess of other assets—(0.2)%		(2,788,575)

Net Assets—100.0%		$1,877,442,488

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Security with a value of $138,272, representing less than 0.05% of net assets.

(b) Securities (net of securities sold short) with an aggregate value of $62,677,151, representing 3.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) All or partial amount segregated for the benefit of the counterparty as collateral for securities sold short and options written.

(d) Non-income producing.

(e) Exchange traded-Chicago Board Options Exchange.

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	87

Schedule of Investments

June 30, 2020

(f) Exchange traded option contracts outstanding at June 30, 2020:

Options purchased contracts outstanding at June 30, 2020:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)

Call options:
Amazon.com, Inc.	2,070.00 USD	1/15/21	250	$25,000	$18,787,500	$2,784,260	$16,003,240
Amazon.com, Inc.	2,000.00 USD	6/18/21	150	15,000	12,918,000	2,505,306	10,412,694
Fidelity National Information Services, Inc.	155.00 USD	1/21/22	1,446	144,600	1,796,655	1,947,818	(151,163)
Fiserv, Inc.	120.00 USD	1/21/22	1,980	198,000	2,069,100	2,855,237	(786,137)
Global Payments, Inc.	210.00 USD	6/18/21	1,512	151,200	1,610,280	2,929,282	(1,319,002)
Pure Storage, Inc.	20.00 USD	1/15/21	10,000	1,000,000	1,775,000	2,010,388	(235,388)

Total options purchased contracts					$38,956,535	$15,032,291	$23,924,244

Options written contracts outstanding at June 30, 2020:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)

Call options:
NVIDIA Corp.	380.00 USD	8/21/20	(400)	$(40,000)	$(1,083,000)	$(1,120,000)	$37,000

Put options:
Amazon.com, Inc.	1,500.00 USD	1/15/21	(250)	$(25,000)	$(295,625)	$(1,135,297)	$839,672
Amazon.com, Inc.	1,400.00 USD	6/18/21	(150)	(15,000)	(317,250)	(2,159,646)	1,842,396
Fidelity National Information Services, Inc.	120.00 USD	1/21/22	(1,446)	(144,600)	(2,241,300)	(1,768,363)	(472,937)
Fiserv, Inc.	90.00 USD	1/21/22	(1,980)	(198,000)	(3,088,800)	(2,030,368)	(1,058,432)
Global Payments, Inc.	160.00 USD	6/18/21	(1,512)	(151,200)	(3,182,760)	(2,472,112)	(710,648)
Pure Storage, Inc.	12.50 USD	1/15/21	(10,000)	(1,000,000)	(925,000)	(1,253,086)	328,086

Total put options					$(10,050,735)	$(10,818,872)	$768,137

Total options written contracts					$(11,133,735)	$(11,938,872)	$805,137

Glossary:

ADR—American Depositary Receipt

88	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	89

Statements of Assets and Liabilities

June 30, 2020

	AllianzGI Dividend Value	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Small-Cap
Assets:
Investments, at value	$845,777,336	$251,471,086	$1,080,674,008	$74,386,199
Investments in Affiliates, at value	—	—	—	—
Cash	92,126	—	843	678
Foreign currency, at value	—	1,709,750	—	182,007
Receivable for investments sold	6,437,962	1,231,335	1,642,253	—
Dividends and interest receivable (net of foreign withholding taxes)	1,488,566	924,934	130,174	60,108
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 4)	1,446,628	66,908	237,206	52,020
Receivable for Fund shares sold	651,420	737,409	1,526,826	2,189
Tax reclaims receivable	286,955	47,370	—	149,997
Total Assets	856,180,993	256,188,792	1,084,211,310	74,833,198
Liabilities:
Payable for investments purchased	5,883,110	999,876	4,794,451	112,915
Payable for Fund shares redeemed	1,630,550	381,373	2,013,927	23,823
Trustees Deferred Compensation Plan payable (see Note 4)	1,446,628	66,908	237,206	52,020
Distribution fees payable	385,819	1,256	33,219	2,566
Investment Advisory fees payable	273,529	133,853	302,146	54,767
Administration fees payable	271,742	54,634	304,337	24,965
Servicing fees payable	88,855	7,386	137,489	8,254
Payable to custodian for cash overdraft	—	1,016,112	—	—
Options written, at value	—	—	35,375	—
Unrealized depreciation of forward foreign currency contracts	—	—	—	29
Total Liabilities	9,980,233	2,661,398	7,858,150	279,339
Net Assets	$846,200,760	$253,527,394	$1,076,353,160	$74,553,859
Net Assets Consist of:
Paid-in-capital	$875,201,400	$282,796,016	$535,007,736	$63,722,981
Total distributable earnings (loss)	(29,000,640)	(29,268,622)	541,345,424	10,830,878
Net Assets	$846,200,760	$253,527,394	$1,076,353,160	$74,553,859
Cost of Investments	$796,111,503	$207,989,990	$598,874,405	$62,661,158
Cost of Investments in Affiliates	$—	$—	$—	$—
Cost of Foreign Currency	$—	$1,701,486	$—	$180,469
Premiums Received for Options Written	$—	$—	$574,213	$—

90	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI International Value	AllianzGI Large-Cap Value	AllianzGI Mid-Cap

$164,011,321	$4,872,190,599	$127,337,900	$267,179,842	$351,618,870
—	25,064,827	—	—	—
161,069	322,823	8	15,141	1,650,561
—	—	354,149	—	—
160,201	81,839,297	4,163,832	—	567,769
104,782	31,530,728	257,020	388,514	101,687
43,120	601,778	298,028	176,052	64,185
21,431	5,859,416	25,643	736,723	45,213
222,102	—	319,537	55,347	—
164,724,026	5,017,409,468	132,756,117	268,551,619	354,048,285

720,195	102,070,753	2,314,409	—	2,431,853
141,812	3,661,068	526,561	134,659	466,930
43,120	601,778	298,028	176,052	64,185
2,538	749,210	32,462	5,525	15,392
106,557	2,551,699	58,595	99,580	133,683
52,412	1,405,935	47,368	81,033	109,173
31,132	582,437	13,940	33,410	56,847
—	—	—	—	—
—	1,204,673	—	—	—
—	—	—	—	—
1,097,766	112,827,553	3,291,363	530,259	3,278,063
$163,626,260	$4,904,581,915	$129,464,754	$268,021,360	$350,770,222

$127,675,265	$5,432,603,839	$586,430,226	$280,998,701	$225,477,325
35,950,995	(528,021,924)	(456,965,472)	(12,977,341)	125,292,897
$163,626,260	$4,904,581,915	$129,464,754	$268,021,360	$350,770,222
$140,007,488	$5,406,594,785	$115,894,905	$267,514,865	$248,819,398
$—	$36,944,480	$—	$—	$—
$—	$—	$351,468	$—	$—
$—	$1,226,008	$—	$—	$—

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	91

Statements of Assets and Liabilities (cont’d)

June 30, 2020

	AllianzGI Dividend Value	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Small-Cap
Net Assets:
Class A	$329,828,152	$32,513,553	$618,301,384	$36,141,936
Class C	38,900,036	2,021,516	45,877,942	4,119,503
Class R	52,184,323	—	20,481,288	—
Class P	221,249,665	12,813,849	84,929,129	4,443,523
Institutional Class	117,754,002	186,596,570	165,726,454	29,848,897
Class R6	60,490,366	19,581,906	136,518,550	—
Administrative Class	25,794,216	—	4,518,413	—
Shares Issued and Outstanding:
Class A	34,107,915	1,256,409	10,575,824	1,011,871
Class C	3,937,426	78,685	1,326,649	140,309
Class R	5,396,790	—	505,863	—
Class P	22,649,647	506,566	2,030,283	114,260
Institutional Class	12,073,718	7,200,449	3,120,479	757,814
Class R6	6,230,625	759,543	2,564,638	—
Administrative Class	2,590,993	—	93,053	—
Net Asset Value and Redemption Price Per Share:*
Class A	$9.67	$25.88	$58.46	$35.72
Class C	9.88	25.69	34.58	29.36
Class R	9.67	—	40.49	—
Class P	9.77	25.30	41.83	38.89
Institutional Class	9.75	25.91	53.11	39.39
Class R6	9.71	25.78	53.23	—
Administrative Class	9.96	—	48.56	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

92	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI International Value	AllianzGI Large-Cap Value	AllianzGI Mid-Cap

$148,223,416	$1,631,126,307	$55,297,702	$150,404,413	$263,361,704
4,221,300	1,215,780,352	7,487,617	7,854,397	15,495,039
—	6,032,243	4,382,015	1,196,917	1,702,919
—	1,253,363,469	22,911,511	15,383,544	13,669,695
11,181,544	798,279,544	37,008,598	92,001,090	54,793,328
—	—	1,229,839	—	—
—	—	1,147,472	1,180,999	1,747,537

4,333,095	149,766,990	3,280,031	6,141,499	61,205,992
165,942	122,985,979	451,998	316,435	4,623,078
—	553,900	259,204	48,325	406,300
—	111,890,771	1,350,699	622,032	2,708,955
320,877	70,493,601	2,179,818	3,775,470	10,760,181
—	—	72,483	—	—
—	—	67,816	47,517	378,514

$34.21	$10.89	$16.86	$24.49	$4.30
25.44	9.89	16.57	24.82	3.35
—	10.89	16.91	24.77	4.19
—	11.20	16.96	24.73	5.05
34.85	11.32	16.98	24.37	5.09
—	—	16.97	—	—
—	—	16.92	24.85	4.62

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	93

Statements of Assets and Liabilities (cont’d)

June 30, 2020

	AllianzGI Mid-Cap Value	AllianzGI Small-Cap	AllianzGI Small-Cap Value	AllianzGI Technology
Assets:
Investments, at value	$1,225,946,623	$110,307,494	$529,445,842	$1,891,385,945
Cash	200,203	20,021	839	919
Foreign currency, at value	—	—	—	4,378,058
Dividends and interest receivable (net of foreign withholding taxes)	2,863,343	65,475	1,207,308	77,221
Receivable for investments sold	—	—	—	17,367,775
Receivable for Fund shares sold	1,984,768	92,755	339,126	987,784
Tax reclaims receivable	18,054	—	—	38,129
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 4)	295,728	13,836	1,203,547	365,861
Prepaid expenses and other assets	—	—	888	—
Total Assets	1,231,308,719	110,499,581	532,197,550	1,914,601,692
Liabilities:
Payable for investments purchased	—	147,003	—	20,839,466
Payable for Fund shares redeemed	4,845,027	43,634	1,657,337	2,780,134
Payable for securities sold short expenses	—	—	—	4,279
Securities sold short, at value	—	—	—	21,147
Options written, at value	—	—	—	11,133,735
Investment Advisory fees payable	559,387	53,493	220,847	1,338,702
Distribution fees payable	35,840	2,597	716,182	32,280
Servicing fees payable	110,388	12,616	59,128	142,010
Administration fees payable	135,489	23,936	154,194	498,722
Trustees Deferred Compensation Plan payable (see Note 4)	295,728	13,836	1,203,547	365,861
Accrued expenses and other liabilities	—	—	—	2,868
Total Liabilities	5,981,859	297,115	4,011,235	37,159,204
Net Assets	$1,225,326,860	$110,202,466	$528,186,315	$1,877,442,488
Net Assets Consist of:
Paid-in-capital	$1,272,545,747	$106,776,127	$586,100,497	$997,558,557
Total distributable earnings (loss)	(47,218,887)	3,426,339	(57,914,182)	879,883,931
Net Assets	$1,225,326,860	$110,202,466	$528,186,315	$1,877,442,488
Cost of Investments	$1,163,413,953	$96,652,919	$556,981,367	$1,190,725,395
Cost of Foreign Currency	$—	$—	$—	$4,016,853
Proceeds Received on Securities Sold Short	$—	$—	$—	$17,596
Premiums Received for Options Written	$—	$—	$—	$11,938,872

94	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

	AllianzGI Mid-Cap Value	AllianzGI Small-Cap	AllianzGI Small-Cap Value	AllianzGI Technology
Net Assets:
Class A	$474,970,247	$58,062,096	$267,845,503	$664,832,715
Class C	37,277,595	4,251,024	1,626,990	50,421,047
Class R	16,267,522	—	14,257,615	—
Class P	211,729,606	16,747,467	21,354,168	154,810,529
Institutional Class	385,310,686	22,027,474	99,894,631	995,708,789
Class R6	66,260,229	9,114,405	88,884,624	—
Administrative Class	33,510,975	—	34,322,784	11,669,408
Shares Issued and Outstanding:
Class A	18,467,141	3,307,869	24,204,521	9,768,706
Class C	1,797,460	254,562	167,093	1,154,312
Class R	751,435	—	1,170,098	—
Class P	10,430,658	942,762	1,646,979	1,952,771
Institutional Class	13,908,268	1,229,150	7,609,589	12,227,574
Class R6	2,393,725	508,427	6,829,076	—
Administrative Class	1,260,218	—	3,113,240	157,184
Net Asset Value and Redemption Price Per Share:*
Class A	$25.72	$17.55	$11.07	$68.06
Class C	20.74	16.70	9.74	43.68
Class R	21.65	—	12.18	—
Class P	20.30	17.76	12.97	79.28
Institutional Class	27.70	17.92	13.13	81.43
Class R6	27.68	17.93	13.02	—
Administrative Class	26.59	—	11.02	74.24

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	95

Statements of Operations

Year ended June 30, 2020

	AllianzGI Dividend Value	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Small-Cap
Investment Income:
Dividends, net of foreign withholding taxes*	$31,369,621	$9,705,813	$8,101,655	$910,200
Interest	24,344	8,004	23,019	6,610
Dividends from investments in Affiliates	—	—	—	—
Miscellaneous	—	9	—	—
Total Investment Income	31,393,965	9,713,826	8,124,674	916,810
Expenses:
Investment advisory	5,090,154	2,757,096	4,558,600	850,308
Administration	4,151,984	1,327,356	3,682,043	384,355
Distribution — Class C	404,115	20,546	332,079	40,677
Distribution — Class R	162,945	—	50,979	—
Servicing — Class A	1,011,873	102,990	1,429,434	100,510
Servicing — Class C	134,705	6,849	110,693	13,559
Servicing — Class R	162,945	—	50,979	—
Distribution and/or servicing — Administrative Class	78,720	—	11,214	—
Trustees	172,880	47,977	147,248	15,378
Line of credit commitment	27,683	8,005	23,425	2,386
Legal	2,007	600	1,664	230
Excise tax	—	34,874	—	—
Securities sold short	—	—	205	—
Miscellaneous	27,497	23,027	12,427	6,649
Total Expenses	11,427,508	4,329,320	10,410,990	1,414,052
Less: Investment Advisory/Administration waived	(848,359)	(1,135,275)	(1,127,377)	—
Net Expenses	10,579,149	3,194,045	9,283,613	1,414,052
Net Investment Income (Loss)	20,814,816	6,519,781	(1,158,939)	(497,242)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	19,126,575	(28,021,212)	140,943,698	6,096,764
Options written	—	—	250,329	—
Forward foreign currency contracts	—	—	—	5,502
Foreign currency transactions	(1,757)	(876,519)	—	(16,730)
Net change in unrealized appreciation/depreciation of:
Investments	(126,220,018)	9,548,504	83,933,617	(8,601,868)
Investments in Affiliates	—	—	—	—
Options written	—	—	538,838	—
Forward foreign currency contracts	—	—	—	(29)
Foreign currency transactions	(413)	(56,871)	—	1,700
Net realized and change in unrealized gain (loss)	(107,095,613)	(19,406,098)	225,666,482	(2,514,661)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(86,280,797)	$(12,886,317)	$224,507,543	$(3,011,903)
* Foreign withholding taxes	$206,470	$1,329,043	$—	$59,815

96	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI International Value	AllianzGI Large-Cap Value	AllianzGI Mid-Cap

$2,489,698	$34,942,407	$5,115,503	$7,868,850	$1,525,458
9,188	101,459,843	1,769	4,279	3,759
—	185,880	—	—	—
—	233,729	—	—	—
2,498,886	136,821,859	5,117,272	7,873,129	1,529,217

1,235,322	30,413,863	915,835	1,365,936	1,499,223
612,304	16,493,957	718,496	1,107,945	1,225,838
29,463	9,096,864	75,337	73,263	114,284
—	14,324	12,920	4,592	3,311
362,825	3,833,608	158,603	420,042	600,578
9,821	3,032,288	25,112	24,421	38,095
—	14,324	12,920	4,592	3,311
—	—	2,924	3,171	3,943
22,356	662,783	22,820	45,117	45,342
3,593	108,401	3,740	7,312	7,327
308	7,425	319	566	567
—	—	—	—	—
—	—	—	—	—
839	54,694	5,034	3,990	4,887
2,276,831	63,732,531	1,954,060	3,060,947	3,546,706
—	(522,588)	(114,479)	—	—
2,276,831	63,209,943	1,839,581	3,060,947	3,546,706
222,055	73,611,916	3,277,691	4,812,182	(2,017,489)

16,596,962	320,906,237	(19,853,428)	515,476	31,423,998
—	(1,046,363)	—	—	—
—	—	—	—	—
(2,511)	—	(61,437)	(102)	(15)

2,454,287	(95,271,456)	4,990,921	(18,371,445)	30,674,691
—	(4,215,722)	—	—	—
—	170,788	—	—	—
—	—	—	—	—
(221)	—	6,488	(54)	—
19,048,517	220,543,484	(14,917,456)	(17,856,125)	62,098,674
$19,270,572	$294,155,400	$(11,639,765)	$(13,043,943)	$60,081,185
$91,773	$—	$433,328	$23,029	$7,651

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	97

Statements of Operations (cont’d)

Year ended June 30, 2020

	AllianzGI Mid-Cap Value	AllianzGI Small-Cap	AllianzGI Small-Cap Value	AllianzGI Technology
Investment Income:
Interest	$25,976	$6,111	$17,863	$225,310
Dividends, net of foreign withholding taxes*	30,254,611	1,577,919	18,856,237	6,767,536
Miscellaneous	—	—	8,865	688
Total Investment Income	30,280,587	1,584,030	18,882,965	6,993,534
Expenses:
Investment advisory	7,210,407	680,938	4,493,561	14,222,241
Administration	4,650,031	414,951	2,596,130	5,361,073
Distribution — Class C	330,428	36,371	17,493	328,953
Distribution — Class R	47,764	—	46,036	—
Servicing — Class A	1,379,273	158,098	890,476	1,451,321
Servicing — Class C	110,143	12,124	5,831	109,651
Servicing — Class R	47,764	—	46,036	—
Distribution and/or servicing — Administrative Class	76,705	—	184,681	26,305
Legal	2,197	252	1,378	2,479
Dividends on securities sold short	—	—	—	73
Trustees	187,874	16,209	121,761	227,460
Securities sold short	—	—	—	134,578
Line of credit commitment	30,753	2,627	19,001	35,717
Miscellaneous	14,670	3,011	17,203	13,912
Total Expenses	14,088,009	1,324,581	8,439,587	21,913,763
Less: Investment Advisory/Administration waived	(2,884,163)	(113,490)	(748,927)	—
Net Expenses	11,203,846	1,211,091	7,690,660	21,913,763
Net Investment Income (Loss)	19,076,741	372,939	11,192,305	(14,920,229)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(50,733,934)	(8,467,903)	15,548,650	315,313,114
Securities sold short	—	—	—	(5,407,154)
Options written	—	—	—	3,892,440
Forward foreign currency contracts	—	—	—	22,540
Foreign currency transactions	(510)	—	8,005	(1,016,390)
Payments from Affiliates (See Note 11)	—	706	—	32,512
Net change in unrealized appreciation/depreciation of:
Investments	(94,080,092)	(2,123,837)	(133,221,874)	117,675,126
Securities sold short	—	—	—	(3,575)
Options written	—	—	—	(1,625,944)
Foreign currency transactions	(208)	—	(421)	217,293
Net realized and change in unrealized gain (loss)	(144,814,744)	(10,591,034)	(117,665,640)	429,099,962
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(125,738,003)	$(10,218,095)	$(106,473,335)	$414,179,733
*Foreign withholding taxes	$9,044	$98	$52,030	$289,761

98	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	99

Statements of Changes in Net Assets

	AllianzGI Dividend Value		AllianzGI Emerging Markets Opportunities

	Year ended June 30, 2020	Year ended June 30, 2019	Year ended June 30, 2020	Year ended June 30, 2019
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$20,814,816	$34,147,685	$6,519,781	$7,163,044
Net realized gain (loss)	19,124,818	130,028,369	(28,897,731)	(34,340,091)
Net change in unrealized appreciation/depreciation	(126,220,431)	(113,531,589)	9,491,633	15,603,950

Net increase (decrease) in net assets resulting from investment operations	(86,280,797)	50,644,465	(12,886,317)	(11,573,097)
Distributions to Shareholders from:

Distributable earnings:
Class A	(56,080,548)	(103,972,637)	(917,791)	(969,272)
Class C	(6,720,695)	(19,705,892)	(32,037)	(15,097)
Class R	(8,916,420)	(15,736,853)	—	—
Class P	(43,500,474)	(93,724,314)	(381,714)	(507,886)
Institutional Class	(27,828,308)	(71,655,918)	(6,546,761)	(6,130,461)
Class R6	(9,340,811)	(15,698,988)	(582,626)	(591,467)
Administrative Class	(4,094,685)	(13,203,454)	—	—
Total distributions to shareholders	(156,481,941)	(333,698,056)	(8,460,929)	(8,214,183)
Fund Share Transactions:
Net proceeds from the sale of shares	140,656,577	301,776,596	64,881,545	169,185,889
Issued in reinvestment of distributions	137,434,327	286,170,219	8,039,907	7,717,648
Cost of shares redeemed	(546,370,620)	(912,899,785)	(176,406,409)	(146,848,611)
Net increase (decrease) from Fund share transactions	(268,279,716)	(324,952,970)	(103,484,957)	30,054,926
Total increase (decrease) in net assets	(511,042,454)	(608,006,561)	(124,832,203)	10,267,646
Net Assets:
Beginning of year	1,357,243,214	1,965,249,775	378,359,597	368,091,951
End of year	$846,200,760	$1,357,243,214	$253,527,394	$378,359,597

—	May reflect actual amounts rounding to less than $1.

100	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Focused Growth		AllianzGI Global Small-Cap		AllianzGI Health Sciences

Year ended June 30, 2020	Year ended June 30, 2019	Year ended June 30, 2020	Year ended June 30, 2019	Year ended June 30, 2020	Year ended June 30, 2019

$(1,158,939)	$(1,139,936)	$(497,242)	$(321,870)	$222,055	$56,912
141,194,027	129,030,700	6,085,536	3,514,942	16,594,451	18,936,286
84,472,455	(63,725,778)	(8,600,197)	(15,621,622)	2,454,066	(372,630)

224,507,543	64,164,986	(3,011,903)	(12,428,550)	19,270,572	18,620,568

(71,954,089)	(59,884,650)	(3,176,268)	(9,059,158)	(10,065,053)	(19,287,433)
(8,748,772)	(8,093,814)	(499,188)	(2,028,346)	(345,656)	(661,505)
(3,434,752)	(3,051,304)	—	—	—	—
(14,030,851)	(14,260,002)	(646,423)	(2,305,369)	—	—
(20,050,942)	(18,778,168)	(3,167,395)	(13,171,798)	(313,756)	(324,420)
(18,688,902)	(13,248,091)	—	—	—	—
(695,736)	(568,572)	—	—	—	—
(137,604,044)	(117,884,601)	(7,489,274)	(26,564,671)	(10,724,465)	(20,273,358)

138,942,551	332,235,487	4,601,862	22,603,210	13,767,000	12,144,594
123,886,800	105,500,697	6,996,507	24,879,822	10,356,965	19,582,484
(314,763,479)	(426,260,678)	(60,435,140)	(68,042,255)	(24,532,379)	(26,779,664)
(51,934,128)	11,475,506	(48,836,771)	(20,559,223)	(408,414)	4,947,414
34,969,371	(42,244,109)	(59,337,948)	(59,552,444)	8,137,693	3,294,624

1,041,383,789	1,083,627,898	133,891,807	193,444,251	155,488,567	152,193,943
$1,076,353,160	$1,041,383,789	$74,553,859	$133,891,807	$163,626,260	$155,488,567

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	101

Statements of Changes in Net Assets (cont’d)

	AllianzGI Income & Growth		AllianzGI International Value

	Year ended June 30, 2020	Year ended June 30, 2019	Year ended June 30, 2020	Year ended June 30, 2019
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$73,611,916	$71,178,883	$3,277,691	$4,017,249
Net realized gain (loss)	319,859,874	240,336,412	(19,914,865)	6,397,576
Net change in unrealized appreciation/depreciation	(99,316,390)	(99,581,375)	4,997,409	(12,701,695)

Net increase (decrease) in net assets resulting from investment operations	294,155,400	211,933,920	(11,639,765)	(2,286,870)
Distributions to Shareholders from:

Distributable earnings:
Class A	(119,931,728)	(110,411,831)	(1,405,157)	(1,240,282)
Class C	(95,475,297)	(96,161,658)	(148,309)	(150,145)
Class R	(430,317)	(343,496)	(100,179)	(92,441)
Class P	(91,904,739)	(84,862,532)	(709,355)	(886,735)
Institutional Class	(59,262,556)	(47,989,045)	(1,056,165)	(914,475)
Class R6	—	—	(32,599)	(28,658)
Administrative Class	—	—	(27,201)	(40,736)
Total distributions to shareholders	(367,004,637)	(339,768,562)	(3,478,965)	(3,353,472)
Fund Share Transactions:
Net proceeds from the sale of shares	1,479,074,103	1,709,498,560	17,583,522	37,499,896
Issued in reinvestment of distributions	331,618,076	303,320,720	3,176,764	2,985,084
Cost of shares redeemed	(1,356,266,581)	(1,090,296,297)	(55,982,371)	(141,030,657)
Net increase (decrease) from Fund share transactions	454,425,598	922,522,983	(35,222,085)	(100,545,677)
Total increase (decrease) in net assets	381,576,361	794,688,341	(50,340,815)	(106,186,019)
Net Assets:
Beginning of year	4,523,005,554	3,728,317,213	179,805,569	285,991,588
End of year	$4,904,581,915	$4,523,005,554	$129,464,754	$179,805,569

—	May reflect actual amounts rounding to less than $1.

102	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Large-Cap Value		AllianzGI Mid-Cap		AllianzGI Mid-Cap Value

Year ended June 30, 2020	Year ended June 30, 2019	Year ended June 30, 2020	Year ended June 30, 2019	Year ended June 30, 2020	Year ended June 30, 2019

$4,812,182	$5,744,563	$(2,017,489)	$(2,168,597)	$19,076,741	$19,748,593
515,374	(5,989,507)	31,423,983	7,637,737	(50,734,444)	34,862,826
(18,371,499)	17,171,832	30,674,691	31,311,937	(94,080,300)	(9,947,114)

(13,043,943)	16,926,888	60,081,185	36,781,077	(125,738,003)	44,664,305

(5,831,151)	(2,878,118)	(11,314,973)	(27,816,569)	(47,357,050)	(8,958,098)
(249,261)	(156,046)	(890,197)	(3,319,825)	(4,329,388)	(259,371)
(58,717)	(37,054)	(62,933)	(183,135)	(1,914,476)	(286,719)
(654,862)	(361,691)	(486,183)	(1,150,131)	(21,721,615)	(3,913,377)
(3,758,206)	(2,637,372)	(2,171,232)	(3,438,770)	(33,543,054)	(6,182,427)
—	—	—	—	(5,444,939)	(220,071)
(44,392)	(22,170)	(70,695)	(163,523)	(2,689,085)	(393,619)
(10,596,589)	(6,092,451)	(14,996,213)	(36,071,953)	(116,999,607)	(20,213,682)

68,570,284	74,280,028	55,585,635	147,501,131	432,993,516	552,773,876
9,937,244	5,653,505	13,532,766	32,092,605	104,673,910	18,064,016
(132,376,371)	(107,300,262)	(75,600,574)	(173,708,354)	(382,404,116)	(551,921,766)
(53,868,843)	(27,366,729)	(6,482,173)	5,885,382	155,263,310	18,916,126
(77,509,375)	(16,532,292)	38,602,799	6,594,506	(87,474,300)	43,366,749
(77,509,375)	(16,532,292)	38,602,799	6,594,506	(87,474,300)	43,366,749
345,530,735	362,063,027	312,167,423	305,572,917	1,312,801,160	1,269,434,411
$268,021,360	$345,530,735	$350,770,222	$312,167,423	$1,225,326,860	$1,312,801,160

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	103

Statements of Changes in Net Assets (cont’d)

	AllianzGI Small-Cap		AllianzGI Small-Cap Value

	Year ended June 30, 2020	Year ended June 30, 2019	Year ended June 30, 2020	Year ended June 30, 2019
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$372,939	$299,803	$11,192,305	$28,314,977
Net realized gain (loss)	(8,467,197)	(971,773)	15,556,655	52,161,420
Net change in unrealized appreciation/depreciation	(2,123,837)	(85,006)	(133,222,295)	(252,683,722)

Net increase (decrease) in net assets resulting from investment operations	(10,218,095)	(756,976)	(106,473,335)	(172,207,325)
Distributions to Shareholders from:

Distributable earnings:
Class A	(36,355)	(5,374,154)	(34,922,642)	(125,664,406)
Class C	(2)	(708,974)	(223,274)	(3,447,097)
Class R	—	—	(1,588,320)	(6,171,694)
Class P	(54,723)	(673,909)	(2,577,066)	(11,101,354)
Institutional Class	(51,869)	(553,729)	(11,170,094)	(94,888,377)
Class R6	(96,048)	(43,874)	(10,202,555)	(46,791,068)
Administrative Class	—	—	(9,276,658)	(34,340,757)
Total distributions to shareholders	(238,997)	(7,354,640)	(69,960,609)	(322,404,753)
Fund Share Transactions:
Net proceeds from the sale of shares	58,465,117	64,704,067	79,233,991	283,770,753
Issued in reinvestment of distributions	234,792	6,805,302	64,678,073	294,059,205
Cost of shares redeemed	(48,688,186)	(47,676,925)	(490,909,819)	(1,291,552,009)
Net increase (decrease) from Fund share transactions	10,011,723	23,832,444	(346,997,755)	(713,722,051)
Total increase (decrease) in net assets	(445,369)	15,720,828	(523,431,699)	(1,208,334,129)
Net Assets:
Beginning of year	110,647,835	94,927,007	1,051,618,014	2,259,952,143
End of year	$110,202,466	$110,647,835	$528,186,315	$1,051,618,014

—	May reflect actual amounts rounding to less than $1.

104	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Technology

Year ended June 30, 2020	Year ended June 30, 2019

$(14,920,229)	$(14,093,871)
312,837,062	180,784,054
116,262,900	14,943,453

414,179,733	181,633,636

(99,021,129)	(103,779,572)
(10,444,134)	(11,594,326)
—	—
(20,909,955)	(21,155,444)
(115,521,538)	(126,878,404)
—	—
(1,647,783)	(3,019,512)
(247,544,539)	(266,427,258)

382,937,947	528,506,555
236,616,587	252,764,407
(526,003,444)	(661,953,777)
93,551,090	119,317,185
260,186,284	34,523,563
260,186,284	34,523,563
1,617,256,204	1,582,732,641
$1,877,442,488	$1,617,256,204

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	105

Financial Highlights

For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Dividend Value:
Class A
6/30/2020	$12.11	$0.19	$(1.01)	$(0.82)	$(0.20)	$(1.42)
6/30/2019	14.76	0.26	(0.05)	0.21	(0.26)	(2.60)
6/30/2018	17.20	0.27	1.45	1.72	(0.28)	(3.88)
6/30/2017	15.74	0.34	2.08	2.42	(0.37)	(0.59)
6/30/2016	16.68	0.37	(0.92)	(0.55)	(0.39)	—
Class C
6/30/2020	$12.32	$0.11	$(1.02)	$(0.91)	$(0.11)	$(1.42)
6/30/2019	14.92	0.17	(0.05)	0.12	(0.12)	(2.60)
6/30/2018	17.34	0.15	1.46	1.61	(0.15)	(3.88)
6/30/2017	15.86	0.21	2.10	2.31	(0.24)	(0.59)
6/30/2016	16.83	0.25	(0.93)	(0.68)	(0.29)	—
Class R
6/30/2020	$12.10	$0.17	$(1.01)	$(0.84)	$(0.17)	$(1.42)
6/30/2019	14.71	0.23	(0.05)	0.18	(0.19)	(2.60)
6/30/2018	17.15	0.23	1.45	1.68	(0.24)	(3.88)
6/30/2017	15.70	0.29	2.08	2.37	(0.33)	(0.59)
6/30/2016	16.65	0.33	(0.92)	(0.59)	(0.36)	—
Class P
6/30/2020	$12.21	$0.23	$(1.02)	$(0.79)	$(0.23)	$(1.42)
6/30/2019	14.87	0.30	(0.05)	0.25	(0.31)	(2.60)
6/30/2018	17.30	0.32	1.45	1.77	(0.32)	(3.88)
6/30/2017	15.83	0.38	2.09	2.47	(0.41)	(0.59)
6/30/2016	16.77	0.41	(0.93)	(0.52)	(0.42)	—
Institutional Class
6/30/2020	$12.20	$0.24	$(1.03)	$(0.79)	$(0.24)	$(1.42)
6/30/2019	14.87	0.31	(0.05)	0.26	(0.33)	(2.60)
6/30/2018	17.30	0.34	1.45	1.79	(0.34)	(3.88)
6/30/2017	15.82	0.41	2.08	2.49	(0.42)	(0.59)
6/30/2016	16.76	0.42	(0.93)	(0.51)	(0.43)	—
Class R6
6/30/2020	$12.15	$0.24	$(1.02)	$(0.78)	$(0.24)	$(1.42)
6/30/2019	14.83	0.31	(0.04)	0.27	(0.35)	(2.60)
6/30/2018	17.27	0.34	1.45	1.79	(0.35)	(3.88)
6/30/2017	15.80	0.41	2.09	2.50	(0.44)	(0.59)
6/30/2016	16.74	0.42	(0.92)	(0.50)	(0.44)	—
Administrative Class
6/30/2020	$12.41	$0.21	$(1.03)	$(0.82)	$(0.21)	$(1.42)
6/30/2019	15.04	0.28	(0.05)	0.23	(0.26)	(2.60)
6/30/2018	17.41	0.32	1.43	1.75	(0.24)	(3.88)
6/30/2017	15.92	0.36	2.11	2.47	(0.39)	(0.59)
6/30/2016	16.87	0.39	(0.94)	(0.55)	(0.40)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

106	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(1.62)	$9.67	(8.54)%	$329,828	1.04%	1.12%	1.74%	139%
(2.86)	12.11	4.39	453,255	1.01	1.11	1.97	52
(4.16)	14.76	9.55	480,068	0.95	1.10	1.66	47
(0.96)	17.20	15.55	599,510	0.99	1.09	2.02	41
(0.39)	15.74	(3.25)	814,993	1.07	1.07	2.34	42

$(1.53)	$9.88	(9.17)%	$38,900	1.79%	1.87%	0.98%	139%
(2.72)	12.32	3.56	75,395	1.76	1.86	1.23	52
(4.03)	14.92	8.77	231,933	1.70	1.85	0.91	47
(0.83)	17.34	14.67	274,212	1.74	1.84	1.28	41
(0.29)	15.86	(3.97)	347,825	1.82	1.82	1.59	42

$(1.59)	$9.67	(8.70)%	$52,184	1.29%	1.37%	1.49%	139%
(2.79)	12.10	4.07	73,610	1.26	1.36	1.72	52
(4.12)	14.71	9.30	94,437	1.20	1.35	1.41	47
(0.92)	17.15	15.24	130,630	1.24	1.34	1.77	41
(0.36)	15.70	(3.50)	157,199	1.32	1.32	2.09	42

$(1.65)	$9.77	(8.23)%	$221,250	0.79%	0.87%	1.98%	139%
(2.91)	12.21	4.62	378,642	0.76	0.86	2.22	52
(4.20)	14.87	9.83	551,096	0.70	0.85	1.91	47
(1.00)	17.30	15.79	639,847	0.74	0.84	2.27	41
(0.42)	15.83	(3.03)	1,057,863	0.82	0.82	2.60	42

$(1.66)	$9.75	(8.24)%	$117,755	0.69%	0.77%	2.07%	139%
(2.93)	12.20	4.75	263,357	0.66	0.76	2.32	52
(4.22)	14.87	9.94	438,422	0.60	0.75	2.03	47
(1.01)	17.30	15.96	731,788	0.64	0.74	2.44	41
(0.43)	15.82	(2.95)	2,233,140	0.72	0.72	2.69	42

$(1.66)	$9.71	(8.12)%	$60,490	0.64%	0.72%	2.15%	139%
(2.95)	12.15	4.82	65,935	0.61	0.71	2.38	52
(4.23)	14.83	9.96	85,285	0.55	0.70	2.06	47
(1.03)	17.27	16.01	95,755	0.59	0.69	2.44	41
(0.44)	15.80	(2.90)	128,994	0.67	0.67	2.72	42

$(1.63)	$9.96	(8.33)%	$25,794	0.94%	1.02%	1.84%	139%
(2.86)	12.41	4.42	47,049	0.91	1.01	2.07	52
(4.12)	15.04	9.67	84,009	0.85	1.00	1.87	47
(0.98)	17.41	15.68	345,533	0.89	0.99	2.11	41
(0.40)	15.92	(3.19)	387,993	0.97	0.97	2.44	42

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	107

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI Emerging Markets Opportunities:
Class A
6/30/2020	$27.06	$0.46	$(1.08)	$(0.62)	$(0.56)	$25.88
6/30/2019	28.53	0.56	(1.55)	(0.99)	(0.48)	27.06
6/30/2018	26.59	0.41	1.85	2.26	(0.32)	28.53
6/30/2017	22.60	0.41	3.98	4.39	(0.40)	26.59
6/30/2016	25.90	0.34	(3.39)	(3.05)	(0.25)	22.60
Class C
6/30/2020	$26.81	$0.28	$(1.10)	$(0.82)	$(0.30)	$25.69
6/30/2019	28.05	0.31	(1.45)	(1.14)	(0.10)	26.81
6/30/2018	26.13	0.16	1.84	2.00	(0.08)	28.05
6/30/2017	22.09	0.19	3.96	4.15	(0.11)	26.13
6/30/2016	25.21	0.22	(3.34)	(3.12)	—	22.09
Class P
6/30/2020	$26.46	$0.53	$(1.06)	$(0.53)	$(0.63)	$25.30
6/30/2019	28.02	0.55	(1.47)	(0.92)	(0.64)	26.46
6/30/2018	26.17	0.46	1.84	2.30	(0.45)	28.02
6/30/2017	22.23	0.44	3.94	4.38	(0.44)	26.17
6/30/2016	25.44	0.46	(3.40)	(2.94)	(0.27)	22.23
Institutional Class
6/30/2020	$27.10	$0.54	$(1.06)	$(0.52)	$(0.67)	$25.91
6/30/2019	28.72	0.54	(1.47)	(0.93)	(0.69)	27.10
6/30/2018	26.83	0.53	1.85	2.38	(0.49)	28.72
6/30/2017	22.74	0.49	4.03	4.52	(0.43)	26.83
6/30/2016	25.95	0.44	(3.42)	(2.98)	(0.23)	22.74
Class R6
6/30/2020	$26.96	$0.54	$(1.03)	$(0.49)	$(0.69)	$25.78
6/30/2019	28.57	0.57	(1.48)	(0.91)	(0.70)	26.96
6/30/2018	26.69	0.62	1.76	2.38	(0.50)	28.57
6/30/2017	22.69	0.60	3.90	4.50	(0.50)	26.69
12/14/2015* - 6/30/2016	21.21	0.31	1.47	1.78	(0.30)	22.69

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.

108	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

(2.45)%	$32,514	1.28%	1.63%	1.75%	83%
(3.29)	48,388	1.26	1.61	2.08	101
8.44	108,279	1.26	1.61	1.36	88
19.76	154,357	1.42	1.62	1.69	155
(11.73)	143,677	1.48	1.62	1.59	85

(3.16)%	$2,022	2.03%	2.38%	1.08%	83%
(4.05)	3,675	2.01	2.36	1.15	101
7.63	8,113	2.01	2.36	0.55	88
18.91	8,982	2.17	2.37	0.80	155
(12.38)	11,862	2.27	2.37	1.02	85

(2.19)%	$12,814	1.03%	1.38%	2.07%	83%
(3.05)	20,454	1.01	1.36	2.08	101
8.71	29,887	1.01	1.36	1.55	88
20.11	21,586	1.17	1.37	1.86	155
(11.51)	20,262	1.26	1.37	2.11	85

(2.11)%	$186,595	0.93%	1.28%	2.05%	83%
(2.97)	282,196	0.91	1.26	2.03	101
8.79	197,536	0.91	1.26	1.74	88
20.26	72,688	1.07	1.27	2.02	155
(11.41)	64,785	1.17	1.27	2.00	85

(2.04)%	$19,582	0.88%	1.23%	2.10%	83%
(2.93)	23,647	0.86	1.21	2.13	101
8.85	24,277	0.86	1.21	2.03	88
20.27	692	1.02	1.22	2.46	155
8.46	21	1.07 (c)	1.22 (c)	2.63 (c)	85

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	109

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Focused Growth:
Class A
6/30/2020	$53.33	$(0.10)	$12.28	$12.18	$—	$(7.05)
6/30/2019	56.83	(0.08)	2.48	2.40	—	(5.90)
6/30/2018	46.62	—	10.92	10.92	—	(0.71)
6/30/2017	40.72	0.06	6.85	6.91	—	(1.01)
6/30/2016	42.73	0.08	0.62	0.70	—	(2.71)
Class C
6/30/2020	$34.42	$(0.31)	$7.52	$7.21	$—	$(7.05)
6/30/2019	39.41	(0.36)	1.27	0.91	—	(5.90)
6/30/2018	32.76	(0.29)	7.65	7.36	—	(0.71)
6/30/2017	29.12	(0.19)	4.84	4.65	—	(1.01)
6/30/2016	31.53	(0.17)	0.47	0.30	—	(2.71)
Class R
6/30/2020	$39.02	$(0.18)	$8.70	$8.52	$—	$(7.05)
6/30/2019	43.54	(0.16)	1.54	1.38	—	(5.90)
6/30/2018	35.95	(0.11)	8.41	8.30	—	(0.71)
6/30/2017	31.71	(0.04)	5.29	5.25	—	(1.01)
6/30/2016	33.93	(0.02)	0.51	0.49	—	(2.71)
Class P
6/30/2020	$39.91	$0.01	$8.96	$8.97	$—	$(7.05)
6/30/2019	44.18	0.03	1.60	1.63	—	(5.90)
6/30/2018	36.33	0.09	8.52	8.61	(0.05)	(0.71)
6/30/2017	31.88	0.14	5.32	5.46	—	(1.01)
6/30/2016	33.94	0.15	0.50	0.65	—	(2.71)
Institutional Class
6/30/2020	$48.89	$0.06	$11.21	$11.27	$—	$(7.05)
6/30/2019	52.51	0.09	2.19	2.28	—	(5.90)
6/30/2018	43.02	0.16	10.08	10.24	(0.04)	(0.71)
6/30/2017	37.53	0.20	6.30	6.50	—	(1.01)
6/30/2016	39.45	0.21	0.58	0.79	—	(2.71)
Class R6
6/30/2020	$48.96	$0.09	$11.23	$11.32	$—	$(7.05)
6/30/2019	52.56	0.11	2.19	2.30	—	(5.90)
6/30/2018	43.04	0.19	10.10	10.29	(0.06)	(0.71)
6/30/2017	37.53	0.21	6.31	6.52	—	(1.01)
12/14/2015* - 6/30/2016	37.51	0.12	(0.10)	0.02	—	—
Administrative Class
6/30/2020	$45.36	$(0.05)	$10.30	$10.25	$—	$(7.05)
6/30/2019	49.33	(0.04)	1.97	1.93	—	(5.90)
6/30/2018	40.51	0.03	9.50	9.53	—	(0.71)
6/30/2017	35.48	0.09	5.95	6.04	—	(1.01)
6/30/2016	37.53	0.11	0.55	0.66	—	(2.71)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.

110	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(7.05)	$58.46	24.74%	$618,302	1.00%	1.12%	(0.20)%	63%
(5.90)	53.33	6.79	577,106	1.00	1.12	(0.15)	50
(0.71)	56.83	23.53	421,188	0.99	1.11	—	40
(1.01)	46.62	17.29	373,359	1.05	1.11	0.15	46
(2.71)	40.72	1.54	357,077	1.11	1.11	0.20	55

$(7.05)	$34.58	23.79%	$45,878	1.77%	1.87%	(0.97)%	63%
(5.90)	34.42	5.93	48,706	1.77	1.87	(0.93)	50
(0.71)	39.41	22.59	233,854	1.76	1.86	(0.77)	40
(1.01)	32.76	16.40	217,685	1.81	1.86	(0.62)	46
(2.71)	29.12	0.79	230,432	1.86	1.86	(0.56)	55

$(7.05)	$40.49	24.40%	$20,481	1.27%	1.37%	(0.47)%	63%
(5.90)	39.02	6.50	22,511	1.27	1.37	(0.41)	50
(0.71)	43.54	23.21	23,781	1.26	1.36	(0.27)	40
(1.01)	35.95	16.96	20,635	1.31	1.36	(0.11)	46
(2.71)	31.71	1.31	17,877	1.36	1.36	(0.05)	55

$(7.05)	$41.83	25.03%	$84,929	0.77%	0.87%	0.03%	63%
(5.90)	39.91	7.01	91,265	0.77	0.87	0.09	50
(0.76)	44.18	23.84	109,456	0.76	0.86	0.23	40
(1.01)	36.33	17.54	80,667	0.81	0.86	0.41	46
(2.71)	31.88	1.81	35,025	0.86	0.86	0.46	55

$(7.05)	$53.11	25.15%	$165,726	0.67%	0.77%	0.13%	63%
(5.90)	48.89	7.15	162,173	0.67	0.77	0.18	50
(0.75)	52.51	23.93	177,278	0.66	0.76	0.33	40
(1.01)	43.02	17.67	195,161	0.71	0.76	0.50	46
(2.71)	37.53	1.92	155,976	0.76	0.76	0.55	55

$(7.05)	$53.23	25.22%	$136,519	0.62%	0.72%	0.19%	63%
(5.90)	48.96	7.18	134,485	0.62	0.72	0.23	50
(0.77)	52.56	24.03	114,054	0.61	0.71	0.38	40
(1.01)	43.04	17.72	36,374	0.66	0.71	0.53	46
—	37.53	0.05	11,564	0.71 (c)	0.71 (c)	0.60 (c)	55

$(7.05)	$48.56	24.84%	$4,518	0.92%	1.02%	(0.11)%	63%
(5.90)	45.36	6.88	5,138	0.92	1.02	(0.08)	50
(0.71)	49.33	23.63	4,017	0.91	1.01	0.07	40
(1.01)	40.51	17.39	4,288	0.96	1.01	0.25	46
(2.71)	35.48	1.65	7,900	1.01	1.01	0.29	55

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	111

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Small-Cap:
Class A
6/30/2020	$39.37	$(0.23)	$(0.47)	$(0.70)	$—	$(2.95)
6/30/2019	51.40	(0.14)	(3.88)	(4.02)	—	(8.01)
6/30/2018	47.75	(0.26)	8.28	8.02	(0.10)	(4.27)
6/30/2017	41.18	(0.14)	6.71	6.57	—	—
6/30/2016	45.05	(0.13)	(3.74)	(3.87)	—	—
Class C
6/30/2020	$33.10	$(0.42)	$(0.37)	$(0.79)	$—	$(2.95)
6/30/2019	45.13	(0.45)	(3.57)	(4.02)	—	(8.01)
6/30/2018	42.62	(0.57)	7.35	6.78	—	(4.27)
6/30/2017	37.03	(0.42)	6.01	5.59	—	—
6/30/2016	40.81	(0.41)	(3.37)	(3.78)	—	—
Class P
6/30/2020	$42.51	$(0.18)	$(0.49)	$(0.67)	$—	$(2.95)
6/30/2019	54.57	(0.06)	(3.99)	(4.05)	—	(8.01)
6/30/2018	50.40	(0.15)	8.75	8.60	(0.16)	(4.27)
6/30/2017	43.36	0.02	7.02	7.04	—	—
6/30/2016	47.30	(0.05)	(3.89)	(3.94)	—	—
Institutional Class
6/30/2020	$42.97	$(0.13)	$(0.50)	$(0.63)	$—	$(2.95)
6/30/2019	55.01	0.01	(4.04)	(4.03)	—	(8.01)
6/30/2018	50.77	(0.09)	8.81	8.72	(0.21)	(4.27)
6/30/2017	43.63	0.02	7.12	7.14	—	—
6/30/2016	47.55	0.02	(3.94)	(3.92)	—	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

(c)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

112	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year		Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(2.95)	$35.72		(2.20)%	$36,141	1.63%	(0.63)%	93%
(8.01)	39.37		(4.64)	46,947	1.62	(0.34)	85
(4.37)	51.40	(c)	17.08 (c)	56,929	1.62	(0.51)	77
—	47.75	(c)	15.96 (c)	56,686	1.61	(0.32)	80
—	41.18		(8.59)	68,625	1.61	(0.31)	87

$(2.95)	$29.36		(2.92)%	$4,120	2.38%	(1.39)%	93%
(8.01)	33.10		(5.37)	7,354	2.37	(1.18)	85
(4.27)	45.13	(c)	16.21 (c)	19,630	2.37	(1.25)	77
—	42.62	(c)	15.10 (c)	19,729	2.36	(1.06)	80
—	37.03		(9.26)	23,055	2.36	(1.09)	87

$(2.95)	$38.89		(1.96)%	$4,444	1.38%	(0.44)%	93%
(8.01)	42.51		(4.40)	11,675	1.37	(0.13)	85
(4.43)	54.57	(c)	17.36 (c)	18,262	1.37	(0.27)	77
—	50.40	(c)	16.24 (c)	23,214	1.36	0.03	80
—	43.36		(8.33)	20,921	1.36	(0.11)	87

$(2.95)	$39.39		(1.84)%	$29,849	1.28%	(0.32)%	93%
(8.01)	42.97		(4.32)	67,916	1.27	0.01	85
(4.48)	55.01	(c)	17.48 (c)	98,623	1.27	(0.17)	77
—	50.77	(c)	16.36 (c)	114,925	1.26	0.05	80
—	43.63		(8.25)	122,294	1.26	0.06	87

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	113

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Health Sciences:
Class A
6/30/2020	$32.27	$0.05	$4.22	$4.27	$(0.01)	$(2.32)
6/30/2019	33.27	0.02	3.57	3.59	(0.31)	(4.28)
6/30/2018	31.61	(0.02)	1.68	1.66	—	—
6/30/2017	27.77	(0.01)	3.85	3.84	—	—
6/30/2016	38.48	(0.02)	(3.87)	(3.89)	—	(6.82)
Class C
6/30/2020	$24.71	$(0.15)	$3.20	$3.05	$—	$(2.32)
6/30/2019	26.43	(0.19)	2.75	2.56	—	(4.28)
6/30/2018	25.30	(0.21)	1.34	1.13	—	—
6/30/2017	22.40	(0.18)	3.08	2.90	—	—
6/30/2016	32.67	(0.28)	(3.17)	(3.45)	—	(6.82)
Institutional Class
6/30/2020	$32.76	$0.15	$4.30	$4.45	$(0.04)	$(2.32)
6/30/2019	33.69	0.13	3.63	3.76	(0.41)	(4.28)
6/30/2018	31.90	0.10	1.69	1.79	—	—
6/30/2017	27.93	0.09	3.88	3.97	—	—
6/30/2016	38.53	0.04	(3.82)	(3.78)	—	(6.82)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

114	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(2.33)	$34.21	13.37%	$148,223	1.47%	0.15%	91%
(4.59)	32.27	13.14	147,068	1.47	0.06	102
—	33.27	5.25	141,122	1.47	(0.05)	55
—	31.61	13.83	150,756	1.46	(0.04)	82
(6.82)	27.77	(10.82)	167,724	1.47	(0.07)	113

$(2.32)	$25.44	12.52%	$4,221	2.22%	(0.60)%	91%
(4.28)	24.71	12.34	4,131	2.22	(0.75)	102
—	26.43	4.47	8,218	2.22	(0.81)	55
—	25.30	12.95	10,358	2.21	(0.79)	82
(6.82)	22.40	(11.48)	13,446	2.22	(1.07)	113

$(2.36)	$34.85	13.76%	$11,182	1.12%	0.45%	91%
(4.69)	32.76	13.54	4,290	1.12	0.39	102
—	33.69	5.61	2,854	1.12	0.29	55
—	31.90	14.21	3,692	1.11	0.31	82
(6.82)	27.93	(10.49)	1,977	1.12	0.14	113

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	115

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Income & Growth:
Class A
6/30/2020	$11.01	$0.18	$0.54	$0.72	$(0.21)	$(0.63)
6/30/2019	11.34	0.20	0.38	0.58	(0.25)	(0.66)
6/30/2018	11.24	0.23	0.82	1.05	(0.28)	(0.67)
6/30/2017	10.80	0.27	1.17	1.44	(0.32)	(0.68)
6/30/2016	12.12	0.28	(0.55)	(0.27)	(0.37)	(0.68)
Class C
6/30/2020	$10.07	$0.09	$0.50	$0.59	$(0.14)	$(0.63)
6/30/2019	10.46	0.11	0.34	0.45	(0.18)	(0.66)
6/30/2018	10.44	0.13	0.76	0.89	(0.20)	(0.67)
6/30/2017	10.10	0.18	1.09	1.27	(0.25)	(0.68)
6/30/2016	11.46	0.19	(0.53)	(0.34)	(0.34)	(0.68)
Class R
6/30/2020	$11.01	$0.15	$0.54	$0.69	$(0.18)	$(0.63)
6/30/2019	11.34	0.17	0.38	0.55	(0.22)	(0.66)
6/30/2018	11.24	0.20	0.82	1.02	(0.25)	(0.67)
6/30/2017	10.80	0.25	1.16	1.41	(0.29)	(0.68)
6/30/2016	12.14	0.26	(0.56)	(0.30)	(0.36)	(0.68)
Class P
6/30/2020	$11.29	$0.21	$0.57	$0.78	$(0.24)	$(0.63)
6/30/2019	11.61	0.23	0.38	0.61	(0.27)	(0.66)
6/30/2018	11.48	0.26	0.84	1.10	(0.30)	(0.67)
6/30/2017	11.01	0.31	1.19	1.50	(0.35)	(0.68)
6/30/2016	12.32	0.32	(0.57)	(0.25)	(0.38)	(0.68)
Institutional Class
6/30/2020	$11.41	$0.22	$0.57	$0.79	$(0.25)	$(0.63)
6/30/2019	11.72	0.25	0.38	0.63	(0.28)	(0.66)
6/30/2018	11.58	0.28	0.84	1.12	(0.31)	(0.67)
6/30/2017	11.09	0.32	1.21	1.53	(0.36)	(0.68)
6/30/2016	12.40	0.33	(0.57)	(0.24)	(0.39)	(0.68)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

116	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year		Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.84)	$10.89		6.98%	$1,631,126	1.28	%(c)	1.29	%(c)	1.65	%(c)	93%
(0.91)	11.01	(d)	5.45 (d)	1,458,642	1.28		1.29		1.84		66
(0.95)	11.34		9.58	1,250,639	1.28		1.29		1.99		102
(1.00)	11.24		13.88	1,091,888	1.29		1.29		2.45		159
(1.05)	10.80		(2.02)	1,009,542	1.34		1.34		2.56		94

$(0.77)	$9.89		6.31%	$1,215,780	2.03	%(c)	2.04	%(c)	0.90	%(c)	93%
(0.84)	10.07	(d)	4.60 (d)	1,234,667	2.03		2.04		1.09		66
(0.87)	10.46		8.78	1,116,788	2.03		2.04		1.24		102
(0.93)	10.44		13.08	1,090,887	2.04		2.04		1.70		159
(1.02)	10.10		(2.79)	1,159,303	2.09		2.09		1.81		94

$(0.81)	$10.89		6.72%	$6,032	1.53	%(c)	1.54	%(c)	1.40	%(c)	93%
(0.88)	11.01	(d)	5.19 (d)	4,873	1.53		1.54		1.60		66
(0.92)	11.34		9.32	3,150	1.53		1.54		1.73		102
(0.97)	11.24		13.59	1,781	1.54		1.54		2.20		159
(1.04)	10.80		(2.31)	2,261	1.59		1.59		2.30		94

$(0.87)	$11.20		7.32%	$1,253,364	1.03	%(c)	1.04	%(c)	1.90	%(c)	93%
(0.93)	11.29	(d)	5.64 (d)	1,122,083	1.03		1.04		2.09		66
(0.97)	11.61		9.90	897,716	1.03		1.04		2.24		102
(1.03)	11.48		14.14	690,147	1.04		1.04		2.69		159
(1.06)	11.01		(1.81)	560,425	1.09		1.09		2.81		94

$(0.88)	$11.32		7.35%	$798,280	0.93	%(c)	0.94	%(c)	2.00	%(c)	93%
(0.94)	11.41	(d)	5.78 (d)	702,741	0.93		0.94		2.19		66
(0.98)	11.72		10.00	460,024	0.93		0.94		2.34		102
(1.04)	11.58		14.33	342,652	0.94		0.94		2.76		159
(1.07)	11.09		(1.76)	181,890	0.99		0.99		2.91		94

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	117

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Return of Capital
AllianzGI International Value:
Class A
6/30/2020	$18.47	$0.36	$(1.58)	$(1.22)	$(0.39)	$—
6/30/2019	18.52	0.33	(0.08)	0.25	(0.30)	—
6/30/2018	18.13	0.34	0.38	0.72	(0.32)	(0.01)
6/30/2017	16.32	0.34	1.92	2.26	(0.45)	—
6/30/2016	21.61	0.37	(5.15)	(4.78)	(0.51)	—
Class C
6/30/2020	$18.15	$0.22	$(1.54)	$(1.32)	$(0.26)	$—
6/30/2019	18.20	0.17	(0.04)	0.13	(0.18)	—
6/30/2018	17.86	0.19	0.37	0.56	(0.21)	(0.01)
6/30/2017	16.09	0.23	1.86	2.09	(0.32)	—
6/30/2016	21.37	0.24	(5.08)	(4.84)	(0.44)	—
Class R
6/30/2020	$18.52	$0.32	$(1.58)	$(1.26)	$(0.35)	$—
6/30/2019	18.56	0.29	(0.07)	0.22	(0.26)	—
6/30/2018	18.15	0.31	0.35	0.66	(0.24)	(0.01)
6/30/2017	16.35	0.33	1.88	2.21	(0.41)	—
6/30/2016	21.66	0.35	(5.17)	(4.82)	(0.49)	—
Class P
6/30/2020	$18.58	$0.41	$(1.60)	$(1.19)	$(0.43)	$—
6/30/2019	18.61	0.35	(0.04)	0.31	(0.34)	—
6/30/2018	18.21	0.36	0.41	0.77	(0.36)	(0.01)
6/30/2017	16.40	0.40	1.90	2.30	(0.49)	—
6/30/2016	21.70	0.43	(5.18)	(4.75)	(0.55)	—
Institutional Class
6/30/2020	$18.60	$0.43	$(1.60)	$(1.17)	$(0.45)	$—
6/30/2019	18.64	0.41	(0.08)	0.33	(0.37)	—
6/30/2018	18.24	0.42	0.36	0.78	(0.37)	(0.01)
6/30/2017	16.42	0.37	1.95	2.32	(0.50)	—
6/30/2016	21.71	0.40	(5.13)	(4.73)	(0.56)	—
Class R6
6/30/2020	$18.59	$0.44	$(1.60)	$(1.16)	$(0.46)	$—
6/30/2019	18.63	0.37	(0.04)	0.33	(0.37)	—
6/30/2018	18.19	0.29	0.50	0.79	(0.34)	(0.01)
6/30/2017	16.38	0.40	1.93	2.33	(0.52)	—
6/30/2016	21.68	0.48	(5.20)	(4.72)	(0.58)	—
Administrative Class
6/30/2020	$18.54	$0.38	$(1.59)	$(1.21)	$(0.41)	$—
6/30/2019	18.56	0.29	0.01	0.30	(0.32)	—
6/30/2018	18.19	0.38	0.35	0.73	(0.35)	(0.01)
6/30/2017	16.37	0.36	1.92	2.28	(0.46)	—
6/30/2016	21.68	0.42	(5.20)	(4.78)	(0.53)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

118	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.39)	$16.86	(6.66)%	$55,297	1.30%	1.37%	2.06%	91%
(0.30)	18.47	1.44	71,931	1.30	1.38	1.84	49
(0.33)	18.52	3.95	88,385	1.29	1.37	1.76	63
(0.45)	18.13	13.99	127,642	1.30	1.35	2.01	63
(0.51)	16.32	(22.28)	258,429	1.29	1.32	2.04	50

$(0.26)	$16.57	(7.33)%	$7,488	2.05%	2.12%	1.27%	91%
(0.18)	18.15	0.76	13,926	2.05	2.13	0.98	49
(0.22)	18.20	3.11	36,184	2.04	2.12	0.99	63
(0.32)	17.86	13.10	54,546	2.05	2.10	1.37	63
(0.44)	16.09	(22.81)	83,722	2.04	2.07	1.33	50

$(0.35)	$16.91	(6.89)%	$4,382	1.55%	1.62%	1.82%	91%
(0.26)	18.52	1.23	6,108	1.55	1.63	1.58	49
(0.25)	18.56	3.64	9,190	1.54	1.62	1.58	63
(0.41)	18.15	13.68	11,300	1.55	1.60	1.91	63
(0.49)	16.35	(22.43)	13,915	1.54	1.57	1.89	50

$(0.43)	$16.96	(6.45)%	$22,912	1.05%	1.12%	2.29%	91%
(0.34)	18.58	1.76	38,655	1.05	1.13	1.93	49
(0.37)	18.61	4.17	89,644	1.04	1.12	1.87	63
(0.49)	18.21	14.20	148,540	1.05	1.10	2.34	63
(0.55)	16.40	(22.07)	350,745	1.04	1.07	2.34	50

$(0.45)	$16.98	(6.33)%	$37,009	0.95%	1.02%	2.41%	91%
(0.37)	18.60	1.84	46,473	0.95	1.03	2.24	49
(0.38)	18.64	4.27	55,924	0.94	1.02	2.14	63
(0.50)	18.24	14.33	74,272	0.95	1.00	2.18	63
(0.56)	16.42	(21.97)	309,622	0.94	0.97	2.17	50

$(0.46)	$16.97	(6.28)%	$1,230	0.90%	0.97%	2.47%	91%
(0.37)	18.59	1.88	1,277	0.90	0.98	2.07	49
(0.35)	18.63	4.31	1,836	0.89	0.97	1.48	63
(0.52)	18.19	14.42	28,460	0.90	0.95	2.33	63
(0.58)	16.38	(21.97)	55,751	0.89	0.92	2.64	50

$(0.41)	$16.92	(6.58)%	$1,147	1.20%	1.27%	2.17%	91%
(0.32)	18.54	1.68	1,436	1.20	1.28	1.60	49
(0.36)	18.56	4.01	4,829	1.19	1.27	1.96	63
(0.46)	18.19	14.09	4,973	1.20	1.25	2.08	63
(0.53)	16.37	(22.22)	14,487	1.19	1.22	2.31	50

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	119

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Large-Cap Value:
Class A
6/30/2020	$26.90	$0.39	$(1.88)	$(1.49)	$(0.41)	$(0.51)
6/30/2019	26.14	0.41	0.79	1.20	(0.39)	(0.05)
6/30/2018	24.31	0.41	1.83	2.24	(0.41)	—
6/30/2017	20.34	0.36	3.97 (c)	4.33	(0.36)	—
6/30/2016	21.44	0.37	(1.09)	(0.72)	(0.38)	—
Class C
6/30/2020	$27.23	$0.19	$(1.88)	$(1.69)	$(0.21)	$(0.51)
6/30/2019	26.44	0.19	0.81	1.00	(0.16)	(0.05)
6/30/2018	24.57	0.22	1.86	2.08	(0.21)	—
6/30/2017	20.50	0.19	4.01 (c)	4.20	(0.13)	—
6/30/2016	21.57	0.22	(1.09)	(0.87)	(0.20)	—
Class R
6/30/2020	$27.18	$0.33	$(1.89)	$(1.56)	$(0.34)	$(0.51)
6/30/2019	26.41	0.34	0.80	1.14	(0.32)	(0.05)
6/30/2018	24.55	0.35	1.85	2.20	(0.34)	—
6/30/2017	20.51	0.30	4.02 (c)	4.32	(0.28)	—
6/30/2016	21.60	0.32	(1.09)	(0.77)	(0.32)	—
Class P
6/30/2020	$27.16	$0.46	$(1.90)	$(1.44)	$(0.48)	$(0.51)
6/30/2019	26.38	0.48	0.81	1.29	(0.46)	(0.05)
6/30/2018	24.53	0.47	1.86	2.33	(0.48)	—
6/30/2017	20.56	0.42	4.01 (c)	4.43	(0.46)	—
6/30/2016	21.68	0.42	(1.09)	(0.67)	(0.45)	—
Institutional Class
6/30/2020	$26.77	$0.48	$(1.87)	$(1.39)	$(0.50)	$(0.51)
6/30/2019	26.02	0.50	0.79	1.29	(0.49)	(0.05)
6/30/2018	24.20	0.49	1.84	2.33	(0.51)	—
6/30/2017	20.27	0.43	3.97 (c)	4.40	(0.47)	—
6/30/2016	21.39	0.44	(1.09)	(0.65)	(0.47)	—
Administrative Class
6/30/2020	$27.29	$0.42	$(1.91)	$(1.49)	$(0.44)	$(0.51)
6/30/2019	26.51	0.45	0.80	1.25	(0.42)	(0.05)
6/30/2018	24.64	0.43	1.88	2.31	(0.44)	—
6/30/2017	20.61	0.38	4.04 (c)	4.42	(0.39)	—
6/30/2016	21.73	0.39	(1.10)	(0.71)	(0.41)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

(c)

Payments from securities litigation increased net realized and change in unrealized gain (loss) and net asset value per share by approximately $0.65 for Class A; $0.68 for Class C; $0.71 for Class R; $0.75 for Class P; $0.57 for Institutional Class and $0.65 for Administrative Class. The increase in total return per class was approximately 3.24% for Class A; 3.33% for Class C; 3.50% for Class R; 3.72% for Class P; 2.87% for Institutional Class and 3.21% for Administrative Class.

120	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year		Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.92)	$24.49		(5.71)%	$150,404	1.12%	1.12%	1.48%	114%
(0.44)	26.90		4.67	178,311	1.12	1.12	1.57	68
(0.41)	26.14		9.27	145,338	1.06	1.11	1.56	110
(0.36)	24.31	(c)	21.42 (c)	151,306	1.02	1.12	1.60	67
(0.38)	20.34		(3.30)	150,436	1.11	1.11	1.82	51

$(0.72)	$24.82		(6.41)%	$7,854	1.87%	1.87%	0.73%	114%
(0.21)	27.23		3.82	12,080	1.87	1.87	0.70	68
(0.21)	26.44		8.49	62,232	1.81	1.86	0.82	110
(0.13)	24.57	(c)	20.52 (c)	70,159	1.77	1.87	0.86	67
(0.20)	20.50		(4.04)	79,758	1.86	1.86	1.06	51

$(0.85)	$24.77		(5.92)%	$1,197	1.37%	1.37%	1.24%	114%
(0.37)	27.18		4.37	2,090	1.37	1.37	1.24	68
(0.34)	26.41		9.00	5,200	1.31	1.36	1.35	110
(0.28)	24.55	(c)	21.14 (c)	6,997	1.27	1.37	1.35	67
(0.32)	20.51		(3.53)	7,200	1.36	1.36	1.56	51

$(0.99)	$24.73		(5.49)%	$15,384	0.87%	0.87%	1.73%	114%
(0.51)	27.16		4.95	19,097	0.87	0.87	1.80	68
(0.48)	26.38		9.54	20,242	0.81	0.86	1.80	110
(0.46)	24.53	(c)	21.71 (c)	18,164	0.77	0.87	1.85	67
(0.45)	20.56		(3.06)	14,197	0.86	0.86	2.06	51

$(1.01)	$24.37		(5.36)%	$92,001	0.77%	0.77%	1.81%	114%
(0.54)	26.77		5.02	132,572	0.77	0.77	1.91	68
(0.51)	26.02		9.66	127,728	0.71	0.76	1.89	110
(0.47)	24.20	(c)	21.88 (c)	114,377	0.67	0.77	1.95	67
(0.47)	20.27		(2.99)	150,909	0.76	0.76	2.18	51

$(0.95)	$24.85		(5.65)%	$1,181	1.02%	1.02%	1.58%	114%
(0.47)	27.29		4.77	1,381	1.02	1.02	1.66	68
(0.44)	26.51		9.40	1,323	0.96	1.01	1.64	110
(0.39)	24.64	(c)	21.58 (c)	1,272	0.92	1.02	1.71	67
(0.41)	20.61		(3.23)	1,345	1.01	1.01	1.91	51

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	121

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year
AllianzGI Mid-Cap:
Class A
6/30/2020	$3.75	$(0.02)	$0.75	$0.73	$(0.18)	$4.30
6/30/2019	3.88	(0.02)	0.37	0.35	(0.48)	3.75
6/30/2018	3.74	(0.02)	0.54	0.52	(0.38)	3.88
6/30/2017	3.40	(0.01)	0.62	0.61	(0.27)	3.74
6/30/2016	3.65	(0.01)	(0.03)	(0.04)	(0.21)	3.40
Class C
6/30/2020	$2.98	$(0.04)	$0.59	$0.55	$(0.18)	$3.35
6/30/2019	3.23	(0.04)	0.27	0.23	(0.48)	2.98
6/30/2018	3.19	(0.04)	0.46	0.42	(0.38)	3.23
6/30/2017	2.96	(0.04)	0.54	0.50	(0.27)	3.19
6/30/2016	3.22	(0.03)	(0.02)	(0.05)	(0.21)	2.96
Class R
6/30/2020	$3.66	$(0.03)	$0.74	$0.71	$(0.18)	$4.19
6/30/2019	3.82	(0.03)	0.35	0.32	(0.48)	3.66
6/30/2018	3.69	(0.03)	0.54	0.51	(0.38)	3.82
6/30/2017	3.37	(0.02)	0.61	0.59	(0.27)	3.69
6/30/2016	3.62	(0.02)	(0.02)	(0.04)	(0.21)	3.37
Class P
6/30/2020	$4.36	$(0.02)	$0.89	$0.87	$(0.18)	$5.05
6/30/2019	4.41	(0.02)	0.45	0.43	(0.48)	4.36
6/30/2018	4.19	(0.01)	0.61	0.60	(0.38)	4.41
6/30/2017	3.77	(0.01)	0.70	0.69	(0.27)	4.19
6/30/2016	4.01	—	(0.03)	(0.03)	(0.21)	3.77
Institutional Class
6/30/2020	$4.39	$(0.01)	$0.89	$0.88	$(0.18)	$5.09
6/30/2019	4.43	(0.01)	0.45	0.44	(0.48)	4.39
6/30/2018	4.21	(0.01)	0.61	0.60	(0.38)	4.43
6/30/2017	3.78	—	0.70	0.70	(0.27)	4.21
6/30/2016	4.02	—	(0.03)	(0.03)	(0.21)	3.78
Administrative Class
6/30/2020	$4.01	$(0.02)	$0.81	$0.79	$(0.18)	$4.62
6/30/2019	4.11	(0.02)	0.40	0.38	(0.48)	4.01
6/30/2018	3.94	(0.02)	0.57	0.55	(0.38)	4.11
6/30/2017	3.56	(0.01)	0.66	0.65	(0.27)	3.94
6/30/2016	3.80	(0.01)	(0.02)	(0.03)	(0.21)	3.56

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

122	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

20.15%	$263,361	1.14%	(0.66)%	53%
13.58	240,017	1.14	(0.66)	60
14.14	116,673	1.13	(0.48)	79
18.89	112,947	1.13	(0.40)	77
(1.05)	86,224	1.13	(0.26)	73

19.29%	$15,495	1.89%	(1.41)%	53%
12.56	21,251	1.89	(1.34)	60
13.40	142,931	1.88	(1.23)	79
17.95	142,565	1.88	(1.15)	77
(1.51)	162,104	1.88	(1.01)	73

20.09%	$1,703	1.39%	(0.91)%	53%
12.97	1,384	1.39	(0.89)	60
14.03	1,463	1.38	(0.72)	79
18.45	2,345	1.38	(0.65)	77
(1.05)	2,195	1.38	(0.51)	73

20.56%	$13,670	0.89%	(0.41)%	53%
13.79	11,617	0.89	(0.39)	60
14.56	11,189	0.88	(0.23)	79
19.18	8,604	0.88	(0.15)	77
(0.69)	2,009	0.88	(0.01)	73

20.64%	$54,793	0.79%	(0.31)%	53%
13.97	36,373	0.79	(0.29)	60
14.47	31,876	0.78	(0.13)	79
19.39	26,788	0.78	(0.05)	77
(0.69)	29,092	0.78	0.11	73

20.34%	$1,748	1.04%	(0.56)%	53%
13.61	1,525	1.04	(0.54)	60
14.19	1,441	1.03	(0.40)	79
19.19	575	1.03	(0.30)	77
(0.73)	488	1.03	(0.16)	73

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	123

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Mid-Cap Value:
Class A
6/30/2020	$30.60	$0.38	$(2.72)	$(2.34)	$(0.33)	$(2.21)
6/30/2019	30.06	0.44	0.54	0.98	(0.31)	(0.13)
6/30/2018	31.41	0.39	1.27	1.66	(0.26)	(2.75)
6/30/2017	24.37	0.36	7.03 (d)	7.39	(0.33)	(0.02)
6/30/2016	25.82	0.45	(0.87)	(0.42)	(0.32)	(0.71)
Class C
6/30/2020	$25.16	$0.13	$(2.18)	$(2.05)	$(0.16)	$(2.21)
6/30/2019	24.62	0.13	0.54	0.67	—	(0.13)
6/30/2018	26.22	0.12	1.08	1.20	(0.05)	(2.75)
6/30/2017	20.43	0.13	5.87 (d)	6.00	(0.19)	(0.02)
6/30/2016	21.83	0.23	(0.73)	(0.50)	(0.19)	(0.71)
Class R
6/30/2020	$26.16	$0.26	$(2.26)	$(2.00)	$(0.30)	$(2.21)
6/30/2019	25.79	0.31	0.46	0.77	(0.27)	(0.13)
6/30/2018	27.40	0.24	1.17	1.41	(0.27)	(2.75)
6/30/2017	21.26	0.26	6.13 (d)	6.39	(0.23)	(0.02)
6/30/2016	22.68	0.34	(0.76)	(0.42)	(0.29)	(0.71)
Class P
6/30/2020	$24.68	$0.36	$(2.10)	$(1.74)	$(0.43)	$(2.21)
6/30/2019	24.35	0.41	0.43	0.84	(0.38)	(0.13)
6/30/2018	26.01	0.37	1.10	1.47	(0.38)	(2.75)
6/30/2017	20.27	0.32	5.87 (d)	6.19	(0.43)	(0.02)
6/30/2016	21.70	0.43	(0.74)	(0.31)	(0.41)	(0.71)
Institutional Class
6/30/2020	$32.77	$0.51	$(2.92)	$(2.41)	$(0.45)	$(2.21)
6/30/2019	32.15	0.58	0.57	1.15	(0.40)	(0.13)
6/30/2018	33.41	0.51	1.38	1.89	(0.40)	(2.75)
6/30/2017	25.88	0.48	7.47 (d)	7.95	(0.40)	(0.02)
6/30/2016	27.33	0.56	(0.90)	(0.34)	(0.40)	(0.71)
Class R6
6/30/2020	$32.75	$0.56	$(2.95)	$(2.39)	$(0.47)	$(2.21)
6/30/2019	32.13	0.63	0.53	1.16	(0.41)	(0.13)
12/18/2017* - 6/30/2018	36.74	0.18	(1.61)	(1.43)	(0.43)	(2.75)
Administrative Class
6/30/2020	$31.57	$0.42	$(2.81)	$(2.39)	$(0.38)	$(2.21)
6/30/2019	31.00	0.48	0.56	1.04	(0.34)	(0.13)
6/30/2018	32.35	0.42	1.32	1.74	(0.34)	(2.75)
6/30/2017	25.08	0.40	7.24 (d)	7.64	(0.35)	(0.02)
6/30/2016	26.54	0.49	(0.89)	(0.40)	(0.35)	(0.71)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)

Payments from securities litigation increased net realized and change in unrealized gain (loss) and net asset value per share by approximately $1.41 for Class A; $1.23 for Class C; $1.13 for Class R; $1.93 for Class P; $1.19 for Institutional Class and $1.63 for Administrative Class. The increase in total return per class was approximately 5.86% for Class A; 6.08% for Class C; 5.37% for Class R; 9.70% for Class P; 4.66% for Institutional Class and 6.58% for Administrative Class.

(e)	Annualized, unless otherwise noted.

124	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(2.54)	$25.72		(8.93)%	$474,970	0.99%		1.21%		1.30%		197%
(0.44)	30.60		3.46	595,707	0.99		1.21		1.48		81
(3.01)	30.06		4.88	518,293	1.04	(c)	1.21	(c)	1.22	(c)	31
(0.35)	31.41	(d)	30.53 (d)	480,691	1.21	(c)	1.21	(c)	1.30	(c)	45
(1.03)	24.37		(1.46)	363,166	1.23	(c)	1.23	(c)	1.88	(c)	50

$(2.37)	$20.74		(9.64)%	$37,278	1.74%		1.96%		0.55%		197%
(0.13)	25.16		2.73	48,176	1.74		1.96		0.54		81
(2.80)	24.62		4.10	182,192	1.79	(c)	1.96	(c)	0.46	(c)	31
(0.21)	26.22	(d)	29.52 (d)	168,922	1.96	(c)	1.96	(c)	0.59	(c)	45
(0.90)	20.43		(2.16)	173,304	1.98	(c)	1.98	(c)	1.13	(c)	50

$(2.51)	$21.65		(9.17)%	$16,268	1.24%		1.46%		1.05%		197%
(0.40)	26.16		3.21	20,087	1.24		1.46		1.22		81
(3.02)	25.79		4.65	15,644	1.27	(c)	1.46	(c)	0.90	(c)	31
(0.25)	27.40	(d)	30.19 (d)	5,591	1.46	(c)	1.46	(c)	1.09	(c)	45
(1.00)	21.26		(1.70)	6,969	1.48	(c)	1.48	(c)	1.58	(c)	50

$(2.64)	$20.30		(8.72)%	$211,729	0.74%		0.96%		1.57%		197%
(0.51)	24.68		3.75	197,201	0.74		0.96		1.70		81
(3.13)	24.35		5.17	200,081	0.77	(c)	0.96	(c)	1.46	(c)	31
(0.45)	26.01	(d)	30.82 (d)	52,167	0.96	(c)	0.96	(c)	1.39	(c)	45
(1.12)	20.27		(1.19)	17,268	0.98	(c)	0.98	(c)	2.14	(c)	50

$(2.66)	$27.70		(8.62)%	$385,311	0.64%		0.86%		1.67%		197%
(0.53)	32.77		3.83	406,173	0.64		0.86		1.82		81
(3.15)	32.15		5.26	332,110	0.66	(c)	0.86	(c)	1.53	(c)	31
(0.42)	33.41	(d)	30.95 (d)	53,333	0.86	(c)	0.86	(c)	1.66	(c)	45
(1.11)	25.88		(1.08)	55,877	0.88	(c)	0.88	(c)	2.16	(c)	50

$(2.68)	$27.68		(8.57)%	$66,260	0.59%		0.81%		1.86%		197%
(0.54)	32.75		3.89	18,052	0.59		0.81		2.03		81
(3.18)	32.13		(4.25)	2,167	0.59	(c)(e)	0.81	(c)(e)	1.04	(c)(e)	31

$(2.59)	$26.59		(8.85)%	$33,511	0.89%		1.11%		1.43%		197%
(0.47)	31.57		3.60	27,405	0.89		1.11		1.58		81
(3.09)	31.00		4.98	18,947	0.92	(c)	1.11	(c)	1.32	(c)	31
(0.37)	32.35	(d)	30.66 (d)	5,120	1.11	(c)	1.11	(c)	1.40	(c)	45
(1.06)	25.08		(1.36)	3,792	1.13	(c)	1.13	(c)	1.98	(c)	50

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	125

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Small-Cap:
Class A
6/30/2020	$19.50	$0.04	$(1.98)	$(1.94)	$(0.01)	$—
6/30/2019	21.61	0.07	(0.53)	(0.46)	(0.02)	(1.63)
6/30/2018	20.51	(0.02)	3.92	3.90	—	(2.80)
6/30/2017	16.71	0.03	3.79	3.82	(0.01)	(0.01)
6/30/2016	18.41	0.03	(1.14)	(1.11)	(0.09)	(0.50)
Class C
6/30/2020	$18.68	$(0.09)	$(1.89)	$(1.98)	$—	$—
6/30/2019	20.92	(0.07)	(0.54)	(0.61)	—	(1.63)
6/30/2018	20.07	(0.17)	3.82	3.65	—	(2.80)
6/30/2017	16.48	(0.11)	3.71	3.60	—	(0.01)
6/30/2016	18.20	(0.10)	(1.12)	(1.22)	—	(0.50)
Class P
6/30/2020	$19.74	$0.08	$(1.99)	$(1.91)	$(0.07)	$—
6/30/2019	21.81	0.12	(0.53)	(0.41)	(0.03)	(1.63)
6/30/2018	20.63	0.03	3.95	3.98	—	(2.80)
6/30/2017	16.77	0.07	3.81	3.88	(0.01)	(0.01)
6/30/2016	18.49	0.07	(1.15)	(1.08)	(0.14)	(0.50)
Institutional Class
6/30/2020	$19.90	$0.09	$(1.99)	$(1.90)	$(0.08)	$—
6/30/2019	21.96	0.14	(0.53)	(0.39)	(0.04)	(1.63)
6/30/2018	20.73	0.05	3.98	4.03	—	(2.80)
6/30/2017	16.84	0.10	3.81	3.91	(0.01)	(0.01)
6/30/2016	18.49	0.08	(1.13)	(1.05)	(0.10)	(0.50)
Class R6
6/30/2020	$19.90	$0.14	$(2.03)	$(1.89)	$(0.08)	$—
8/22/2018* - 6/30/2019	23.16	0.13	(1.71)	(1.58)	(0.05)	(1.63)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized, unless otherwise noted.

126	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.01)	$17.55	(c)	(9.95	)%(c)	$58,062	1.17	%(d)	1.27	%(d)	0.23	%(d)	110%
(1.65)	19.50		(0.62)		66,269	1.18		1.27		0.35		78
(2.80)	21.61		19.96		44,860	1.31	(d)	1.31	(d)	(0.07	)(d)	126
(0.02)	20.51	(c)	22.82	(c)	39,509	1.31		1.31		0.15		152
(0.59)	16.71		(6.02)		32,660	1.27		1.31		0.17		139

$—	$16.70	(c)	(10.60	)%(c)	$4,251	1.92	%(d)	2.02	%(d)	(0.53	)%(d)	110%
(1.63)	18.68		(1.39)		7,873	1.93		2.02		(0.36)		78
(2.80)	20.92		19.10		35,080	2.06	(d)	2.0	6(d)	(0.82	)(d)	126
(0.01)	20.07	(c)	21.82	(c)	32,802	2.06		2.06		(0.60)		152
(0.50)	16.48		(6.72)		36,607	2.02		2.06		(0.58)		139

$(0.07)	$17.76	(c)	(9.74	)%(c)	$16,747	0.92	%(d)	1.02	%(d)	0.44	%(d)	110%
(1.66)	19.74		(0.36)		9,637	0.93		1.02		0.61		78
(2.80)	21.81		20.25		6,883	1.06	(d)	1.06	(d)	0.12	(d)	126
(0.02)	20.63	(c)	23.12	(c)	3,425	1.06		1.06		0.39		152
(0.64)	16.77		(5.82)		3,246	1.02		1.06		0.43		139

$(0.08)	$17.92	(c)	(9.62	)%(c)	$22,028	0.82	%(d)	0.92	%(d)	0.49	%(d)	110%
(1.67)	19.90		(0.29)		9,077	0.83		0.92		0.70		78
(2.80)	21.96		20.40		8,104	0.96	(d)	0.96	(d)	0.21	(d)	126
(0.02)	20.73	(c)	23.22	(c)	3,037	0.96		0.96		0.52		152
(0.60)	16.84		(5.69)		2,738	0.92		0.96		0.46		139

$(0.08)	$17.93	(c)	(9.55	)%(c)	$9,114	0.77	%(d)	0.87	%(d)	0.71	%(d)	110%
(1.68)	19.90		(5.42)		17,792	0.77	(e)	0.87	(e)	0.76	(e)	78

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	127

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Small-Cap Value:
Class A
6/30/2020	$14.53	$0.18	$(2.28)	$(2.10)	$(0.06)	$(1.30)
6/30/2019	21.71	0.29	(2.73)	(2.44)	(0.62)	(4.12)
6/30/2018	24.36	0.29	1.44	1.73	(0.12)	(4.26)
6/30/2017	20.82	0.30	4.12	4.42	(0.32)	(0.56)
6/30/2016	25.91	0.41	(1.92)	(1.51)	(0.35)	(3.23)
Class C
6/30/2020	$12.97	$0.07	$(2.00)	$(1.93)	$—	$(1.30)
6/30/2019	19.30	0.16	(2.41)	(2.25)	—	(4.08)*
6/30/2018	22.14	0.11	1.31	1.42	—	(4.26)
6/30/2017	19.02	0.12	3.75	3.87	(0.19)	(0.56)
6/30/2016	23.99	0.23	(1.78)	(1.55)	(0.19)	(3.23)
Class R
6/30/2020	$15.85	$0.16	$(2.53)	$(2.37)	$—	$(1.30)
6/30/2019	23.10	0.26	(2.85)	(2.59)	(0.54)	(4.12)
6/30/2018	25.64	0.25	1.51	1.76	(0.04)	(4.26)
6/30/2017	21.87	0.25	4.34	4.59	(0.26)	(0.56)
6/30/2016	26.99	0.37	(1.99)	(1.62)	(0.27)	(3.23)
Class P
6/30/2020	$16.79	$0.25	$(2.68)	$(2.43)	$(0.09)	$(1.30)
6/30/2019	24.18	0.38	(2.97)	(2.59)	(0.68)	(4.12)
6/30/2018	26.69	0.39	1.56	1.95	(0.20)	(4.26)
6/30/2017	22.74	0.36	4.54	4.90	(0.39)	(0.56)
6/30/2016	27.92	0.51	(2.06)	(1.55)	(0.40)	(3.23)
Institutional Class
6/30/2020	$16.95	$0.27	$(2.72)	$(2.45)	$(0.07)	$(1.30)
6/30/2019	24.34	0.41	(3.00)	(2.59)	(0.68)	(4.12)
6/30/2018	26.82	0.42	1.58	2.00	(0.22)	(4.26)
6/30/2017	22.84	0.42	4.53	4.95	(0.41)	(0.56)
6/30/2016	28.05	0.55	(2.08)	(1.53)	(0.45)	(3.23)
Class R6
6/30/2020	$16.85	$0.27	$(2.68)	$(2.41)	$(0.12)	$(1.30)
6/30/2019	24.25	0.41	(2.99)	(2.58)	(0.70)	(4.12)
6/30/2018	26.75	0.44	1.56	2.00	(0.24)	(4.26)
6/30/2017	22.79	0.41	4.55	4.96	(0.44)	(0.56)
6/30/2016	28.02	0.56	(2.08)	(1.52)	(0.48)	(3.23)
Administrative Class
6/30/2020	$14.48	$0.19	$(2.27)	$(2.08)	$(0.08)	$(1.30)
6/30/2019	21.65	0.30	(2.73)	(2.43)	(0.62)	(4.12)
6/30/2018	24.30	0.32	1.43	1.75	(0.14)	(4.26)
6/30/2017	20.78	0.33	4.11	4.44	(0.36)	(0.56)
6/30/2016	25.87	0.45	(1.92)	(1.47)	(0.39)	(3.23)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*

The character of a portion of the distribution was redesignated from net investment income to net realized capital gain for the year ended June 30, 2019. The per share amount for Class C differs fromother classes, as at the time the distribution was made, Class C had minimal distributable net investment income, therefore no redesignation for Class C was made.

(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

(c)	Does not include expenses of the investment companies in which the Fund invests.

128	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(1.36)	$11.07	(16.62)%	$267,845	1.17	%(c)	1.27	%(c)	1.37	%(c)	126%
(4.74)	14.53	(7.70)	439,710	1.18		1.26		1.65		47
(4.38)	21.71	7.04	718,104	1.20		1.25		1.27		24
(0.88)	24.36	21.38	788,438	1.20	(c)	1.24	(c)	1.31	(c)	30
(3.58)	20.82	(5.31)	1,037,525	1.22	(c)	1.23	(c)	1.88	(c)	48

$(1.30)	$9.74	(17.26)%	$1,627	1.92	%(c)	2.02	%(c)	0.58	%(c)	126%
(4.08)	12.97	(8.35)	3,984	1.93		2.01		0.88		47
(4.26)	19.30	6.26	106,052	1.95		2.00		0.54		24
(0.75)	22.14	20.45	135,225	1.95	(c)	1.99	(c)	0.56	(c)	30
(3.42)	19.02	(5.99)	175,139	1.97	(c)	1.98	(c)	1.14	(c)	48

$(1.30)	$12.18	(16.86)%	$14,258	1.42	%(c)	1.52	%(c)	1.13	%(c)	126%
(4.66)	15.85	(7.97)	22,153	1.43		1.51		1.41		47
(4.30)	23.10	6.77	37,655	1.45		1.50		1.02		24
(0.82)	25.64	21.09	51,759	1.45	(c)	1.49	(c)	1.04	(c)	30
(3.50)	21.87	(5.52)	64,707	1.47	(c)	1.48	(c)	1.62	(c)	48

$(1.39)	$12.97	(16.39)%	$21,354	0.92	%(c)	1.02	%(c)	1.62	%(c)	126%
(4.80)	16.79	(7.49)	39,426	0.93		1.01		1.91		47
(4.46)	24.18	7.27	65,466	0.95		1.00		1.54		24
(0.95)	26.69	21.66	72,679	0.95	(c)	0.99	(c)	1.42	(c)	30
(3.63)	22.74	(5.01)	58,556	0.97	(c)	0.98	(c)	2.13	(c)	48

$(1.37)	$13.13	(16.31)%	$99,894	0.82	%(c)	0.92	%(c)	1.67	%(c)	126%
(4.80)	16.95	(7.42)	288,309	0.83		0.91		1.98		47
(4.48)	24.34	7.43	778,547	0.85		0.90		1.61		24
(0.97)	26.82	21.82	1,213,861	0.83	(c)	0.89	(c)	1.68	(c)	30
(3.68)	22.84	(4.93)	1,800,472	0.82	(c)	0.88	(c)	2.28	(c)	48

$(1.42)	$13.02	(16.25)%	$88,885	0.77	%(c)	0.87	%(c)	1.76	%(c)	126%
(4.82)	16.85	(7.37)	150,200	0.78		0.86		2.04		47
(4.50)	24.25	7.44	347,379	0.80		0.85		1.70		24
(1.00)	26.75	21.90	464,279	0.79	(c)	0.84	(c)	1.60	(c)	30
(3.71)	22.79	(4.86)	371,453	0.77	(c)	0.83	(c)	2.39	(c)	48

$(1.38)	$11.02	(16.58)%	$34,323	1.07	%(c)	1.17	%(c)	1.39	%(c)	126%
(4.74)	14.48	(7.64)	107,836	1.08		1.16		1.74		47
(4.40)	21.65	7.14	206,749	1.10		1.15		1.38		24
(0.92)	24.30	21.52	365,241	1.09	(c)	1.14	(c)	1.43	(c)	30
(3.62)	20.78	(5.11)	494,621	1.07	(c)	1.13	(c)	2.03	(c)	48

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	129

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year
AllianzGI Technology:
Class A
6/30/2020	$63.92	$(0.68)		$16.01	$15.33	$(11.19)	$68.06	(d)
6/30/2019	71.60	(0.68)		5.90	5.22	(12.90)	63.92
6/30/2018	60.82	(0.64)		22.58	21.94	(11.16)	71.60
6/30/2017	48.03	(0.17	)(e)	15.75	15.58	(2.79)	60.82	(e)
6/30/2016	58.15	(0.38)		(1.07)	(1.45)	(8.67)	48.03
Class C
6/30/2020	$45.22	$(0.76)		$10.41	$9.65	$(11.19)	$43.68	(d)
6/30/2019	55.32	(0.92)		3.72	2.80	(12.90)	45.22
6/30/2018	49.43	(0.91)		17.96	17.05	(11.16)	55.32
6/30/2017	39.80	(0.46	)(e)	12.88	12.42	(2.79)	49.43	(e)
6/30/2016	49.98	(0.66)		(0.85)	(1.51)	(8.67)	39.80
Class P
6/30/2020	$72.49	$(0.60)		$18.58	$17.98	$(11.19)	$79.28	(d)
6/30/2019	79.05	(0.58)		6.92	6.34	(12.90)	72.49
6/30/2018	66.03	(0.53)		24.71	24.18	(11.16)	79.05
6/30/2017	51.80	—	(e)	17.02	17.02	(2.79)	66.03	(e)
6/30/2016	61.90	(0.27)		(1.16)	(1.43)	(8.67)	51.80
Institutional Class
6/30/2020	$74.10	$(0.55)		$19.07	$18.52	$(11.19)	$81.43	(d)
6/30/2019	80.40	(0.52)		7.12	6.60	(12.90)	74.10
6/30/2018	66.94	(0.45)		25.07	24.62	(11.16)	80.40
6/30/2017	52.43	0.06	(e)	17.24	17.30	(2.79)	66.94	(e)
6/30/2016	62.49	(0.24)		(1.15)	(1.39)	(8.67)	52.43
Administrative Class
6/30/2020	$68.67	$(0.67)		$17.43	$16.76	$(11.19)	$74.24	(d)
6/30/2019	75.76	(0.67)		6.48	5.81	(12.90)	68.67
6/30/2018	63.76	(0.61)		23.77	23.16	(11.16)	75.76
6/30/2017	50.18	(0.23	)(e)	16.60	16.37	(2.79)	63.76	(e)
6/30/2016	60.32	(0.36)		(1.11)	(1.47)	(8.67)	50.18

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)

An out of period adjustment of $3,694,541, which is included in miscellaneous income, related to income earned in previous years, decreased net investment loss per share and increased net asset value per share by approximately $0.15 for Class A; $0.13 for Class C; $0.20 for Class P; $0.20 for Institutional Class and $0.04 for Administrative Class. The increase in total return and decrease in ratio of net investment loss to average net assets relating to this income for each share class was approximately 0.33% and 0.28% for Class A; 0.35% and 0.29% for Class C; 0.40% and 0.33% for Class P; 0.40% and 0.32% for Institutional Class; 0.09% and 0.08% for Administrative Class, respectively.

130	Annual Report	| June 30, 2020 |	See accompanying Notes to Financial Statements

Total Return (b)		Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Portfolio Turnover Rate

28.34	%(d)	$664,833	1.57%	1.57%	(1.12)%		212%
12.40		601,112	1.51	1.56	(1.05)		109
38.89		530,127	1.42	1.57	(0.95)		104
33.69	(e)	452,039	1.51	1.61	(0.31	)(e)	128
(3.24)		417,305	1.66	1.66	(0.74)		171

27.37	%(d)	$50,421	2.32%	2.32%	(1.87)%		212%
11.57		48,842	2.23	2.31	(1.78)		109
37.86		138,589	2.17	2.32	(1.70)		104
32.69	(e)	113,411	2.26	2.36	(1.05	)(e)	128
(3.95)		112,423	2.41	2.41	(1.53)		171

28.67	%(d)	$154,810	1.32%	1.32%	(0.87)%		212%
12.68		155,553	1.27	1.31	(0.80)		109
39.24		100,560	1.17	1.32	(0.71)		104
34.03	(e)	59,369	1.26	1.35	(0.01	)(e)	128
(2.99)		44,881	1.41	1.41	(0.50)		171

28.78	%(d)	$995,709	1.22%	1.22%	(0.78)%		212%
12.81		800,061	1.16	1.21	(0.69)		109
39.37		789,922	1.07	1.22	(0.59)		104
34.16	(e)	736,162	1.16	1.25	0.09	(e)	128
(2.89)		518,761	1.31	1.31	(0.43)		171

28.46	%(d)	$11,669	1.47%	1.47%	(1.02)%		212%
12.52		11,688	1.40	1.46	(0.95)		109
39.02		23,535	1.32	1.47	(0.85)		104
33.83	(e)	15,062	1.44	1.52	(0.41	)(e)	128
(3.15)		62,913	1.56	1.56	(0.68)		171

See accompanying Notes to Financial Statements	| June 30, 2020 |	Annual Report	131

Notes to Financial Statements

June 30, 2020

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company organized as a Massachusetts business trust and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. As of June 30, 2020, the Trust consisted of thirteen separate investment series (each a “Fund” and collectively the “Funds”). Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Adviser”) serves as the Funds’ investment adviser. AllianzGI U.S. is an indirect, wholly-owned subsidiary of PFP Holdings, Inc. and is a member of Munich based Allianz Group. Currently, the Trust offers up to seven classes of shares to new and existing investors: A, C, R, P, Institutional, R6 and Administrative. Class C shares of a Fund will automatically convert to Class A shares of the same Fund following the ten-year anniversary of purchase. Such conversions are subject to certain limitations.

The investment objective of each of AllianzGI Dividend Value (formerly known as AllianzGI NFJ Dividend Value), AllianzGI International Value (formerly known as AllianzGI NFJ International Value), AllianzGI Large-Cap Value (formerly known as AllianzGI NFJ Large-Cap Value), AllianzGI Mid-Cap Value (formerly known as AllianzGI NFJ Mid-Cap Value) and AllianzGI Small-Cap Value (formerly known as AllianzGI NFJ Small-Cap Value) is to seek long-term growth of capital and income. The investment objective of AllianzGI Emerging Markets Opportunities is to seek maximum long-term capital appreciation. The investment objective of each of AllianzGI Focused Growth, AllianzGI Global Small-Cap, AllianzGI Health Sciences, AllianzGI Mid-Cap, AllianzGI Small-Cap and AllianzGI Technology is to seek long-term capital appreciation. The investment objective of AllianzGI Income & Growth is to seek total return comprised of current income, current gains and capital appreciation. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

Like many other companies, the Trust’s organizational documents provide that its officers (“Officers”) and the Board of Trustees (the “Board” or the “Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, based on quotes or other market information obtained from quotation reporting systems, established market makers or independent pricing services. Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day, and under normal circumstances. Exchange-traded funds (“ETFs”) are valued at their current market trading price. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available (including in cases where available market quotes are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Adviser. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Adviser monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Adviser determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Adviser determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Trust’s Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Trust’s Valuation Committee.

Short-term debt investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may

132	June 30, 2020 |	Annual Report

be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV of a Fund’s shares may change on days when an investor is not able to purchase or redeem or exchange shares.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m., Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors, where appropriate. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

∎	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
∎	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
∎	Level 3—valuations based on significant unobservable inputs (including the Investment Adviser’s or the Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2020 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a security at the price the Funds may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Funds would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Annual Report	| June 30, 2020	133

Notes to Financial Statements (cont’d)

June 30, 2020

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes—Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at June 30, 2020 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes to Schedules of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Dividend Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/20
Common Stock	$838,206,336	—	—	$838,206,336
Repurchase Agreements	—	$7,571,000	—	7,571,000
Totals	$838,206,336	$7,571,000	—	$845,777,336

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/20
Common Stock:
Brazil	$3,354,418	—	—	$3,354,418
China	28,463,730	$84,041,845	—	112,505,575
India	5,264,268	14,797,683	—	20,061,951
South Africa	5,452,388	1,383,695	—	6,836,083
Thailand	—	—	$7,604,987	7,604,987
United States	1,466,556	—	—	1,466,556
All Other	—	97,160,893	—	97,160,893
Preferred Stock	2,480,623	—	—	2,480,623
Totals	$46,481,983	$197,384,116	$7,604,987	$251,471,086

134	June 30, 2020 |	Annual Report

AllianzGI Focused Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/20
Common Stock	$1,068,373,008	—	—	$1,068,373,008
Repurchase Agreements	—	$12,301,000	—	12,301,000
	1,068,373,008	12,301,000	—	1,080,674,008
Investments in Securities – Liabilities
Options Written:
Market Price	(35,375)	—	—	(35,375)
Totals	$1,068,337,633	$12,301,000	—	$1,080,638,633

AllianzGI Global Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/20
Common Stock:
Australia	—	$1,827,215	—	$1,827,215
Denmark	—	914,340	—	914,340
Finland	—	367,283	—	367,283
France	—	1,576,953	—	1,576,953
Germany	—	2,569,182	—	2,569,182
Hong Kong	$195,818	490,512	—	686,330
Indonesia	—	45,034	—	45,034
Ireland	—	311,180	—	311,180
Italy	—	732,641	—	732,641
Japan	—	9,275,867	—	9,275,867
Korea (Republic of)	—	222,318	—	222,318
Netherlands	—	952,207	—	952,207
Norway	—	762,427	—	762,427
Singapore	—	523,694	—	523,694
Sweden	—	813,681	—	813,681
Switzerland	281,873	1,670,822	—	1,952,695
Taiwan	—	576,324	—	576,324
United Kingdom	387,563	4,737,509	—	5,125,072
All Other	43,796,286	—	—	43,796,286
Preferred Stock	—	521,470	—	521,470
Repurchase Agreements	—	834,000	—	834,000
	44,661,540	29,724,659	—	74,386,199
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(29)	—	(29)
Totals	$44,661,540	$29,724,630	—	$74,386,170

AllianzGI Health Sciences:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/20
Common Stock:
Pharmaceuticals	$69,752,969	$4,812,445	—	$74,565,414
All Other	82,015,284	—	—	82,015,284
Warrants	—	—	$262,666	262,666
Rights	—	—	957	957
Repurchase Agreements	—	7,167,000	—	7,167,000
Totals	$151,768,253	$11,979,445	$263,623	$164,011,321

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Notes to Financial Statements (cont’d)

June 30, 2020

AllianzGI Income & Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/20
Common Stock:
Advertising	—	—	$157,575	$157,575
Aerospace & Defense	$12,006,150	—	183,201	12,189,351
Apparel & Textiles	—	—	28,890	28,890
Banks	16,930,800	—	7	16,930,807
Commercial Services	—	—	576,798	576,798
Media	—	—	784,514	784,514
Oil, Gas & Consumable Fuels	19,459,189	—	17	19,459,206
Pharmaceuticals	58,019,485	$2,373,809	—	60,393,294
All Other	1,570,021,144	—	—	1,570,021,144
Corporate Bonds & Notes:
Commercial Services	—	54,408,230	179,166	54,587,396
Computers	—	16,831,854	65	16,831,919
Diversified Financial Services	—	51,557,151	3,301,117	54,858,268
Media	—	138,469,279	8	138,469,287
All Other	—	1,135,400,150	—	1,135,400,150
Convertible Bonds & Notes	—	1,291,107,680	—	1,291,107,680
Convertible Preferred Stock:
Computers	—	8,543,094	—	8,543,094
Diversified Financial Services	—	9,683,776	—	9,683,776
All Other	302,646,980	—	—	302,646,980
Preferred Stock	—	—	16,230,676	16,230,676
Mutual Funds	9,447,349	—	—	9,447,349
Warrants	—	—	16,272	16,272
Repurchase Agreements	—	178,891,000	—	178,891,000
	1,988,531,097	2,887,266,023	21,458,306	4,897,255,426
Investments in Securities – Liabilities
Options Written:
Market Price	(1,204,673)	—	—	(1,204,673)
Totals	$1,987,326,424	$2,887,266,023	$21,458,306	$4,896,050,753

AllianzGI International Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/20
Common Stock:
Canada	$9,825,906	—	—	$9,825,906
China	1,274,829	$18,969,835	—	20,244,664
India	327,312	682,742	—	1,010,054
Netherlands	1,178,068	1,898,697	—	3,076,765
Russian Federation	2,580,629	—	—	2,580,629
Spain	617,479	1,992,401	—	2,609,880
Taiwan	2,394,331	2,663,244	—	5,057,575
United Kingdom	5,645,996	5,164,920	—	10,810,916
United States	8,826,846	—	—	8,826,846
All Other	—	60,500,755	—	60,500,755
Preferred Stock	—	1,703,910	—	1,703,910
Repurchase Agreements	—	1,090,000	—	1,090,000
Totals	$32,671,396	$94,666,504	—	$127,337,900

136	June 30, 2020 |	Annual Report

AllianzGI Large-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 6/30/20
Common Stock	$263,083,842	—	—		$263,083,842
Repurchase Agreements	—	$4,096,000	—		4,096,000
Totals	$263,083,842	$4,096,000	—		$267,179,842

AllianzGI Mid-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 6/30/20
Common Stock	$351,061,870	—	—		$351,061,870
Repurchase Agreements	—	$557,000	—		557,000
Totals	$351,061,870	$557,000	—		$351,618,870

AllianzGI Mid-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 6/30/20
Common Stock	$1,219,787,623	—	—		$1,219,787,623
Repurchase Agreements	—	$6,159,000	—		6,159,000
Totals	$1,219,787,623	$6,159,000	—		$1,225,946,623

AllianzGI Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 6/30/20
Common Stock	$107,875,322	—	—		$107,875,322
Mutual Funds	133,950	—	—		133,950
Preferred Stock	73,222	—	—		73,222
Rights	—	—	—	†	—	†
Repurchase Agreements	—	$2,225,000	—		2,225,000
Totals	$108,082,494	$2,225,000	—	†	$110,307,494

AllianzGI Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 6/30/20
Common Stock	$522,674,681	—	—		$522,674,681
Exchange-Traded Funds	1,916,161	—	—		1,916,161
Repurchase Agreements	—	$4,855,000	—		4,855,000
Totals	$524,590,842	$4,855,000	—		$529,445,842

Annual Report	| June 30, 2020	137

Notes to Financial Statements (cont’d)

June 30, 2020

AllianzGI Technology:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/20
Common Stock:
Electronic Equipment, Instruments & Components	$32,246	$9,856,647	—	$9,888,893
Entertainment	65,839,428	44,707	—	65,884,135
Interactive Media & Services	127,608,810	113,275	—	127,722,085
IT Services	347,342,007	55,055	—	347,397,062
Semiconductors & Semiconductor Equipment	241,836,038	9,801,721	—	251,637,759
Technology Hardware, Storage & Peripherals	173,404,902	42,805,746	—	216,210,648
All Other	693,805,828	—	—	693,805,828
Repurchase Agreements	—	139,883,000	—	139,883,000
Options Purchased:
Market Price	38,956,535	—	—	38,956,535
	1,688,825,794	202,560,151	—	1,891,385,945
Investments in Securities – Liabilities
Options Written:
Market Price	(11,133,735)	—	—	(11,133,735)
Securities Sold Short, at value	(21,147)	—	—	(21,147)
	(11,154,882)	—	—	(11,154,882)
Totals	$1,677,670,912	$202,560,151	—	$1,880,231,063

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended June 30, 2020, was as follows:

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Beginning Balance 6/30/19	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/20
Common Stock:
Russian Federation	$3,377,025	—		$(2,944,548)	—	$(1,046,200)	$613,723	—	—	—
Thailand	7,596,712	$4,306,082		(4,315,877)	—	(604,693)	622,763	—	—	$7,604,987
Preferred Stock	5,739,783	—		(4,246,035)	—	(401,688)	(1,092,060)	—	—	—
Totals	$16,713,520	$4,306,082		$(11,506,460)	—	$(2,052,581)	$144,426	—	—	$7,604,987

AllianzGI Global Small-Cap:
Investments in Securities – Assets	Beginning Balance 6/30/19	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/20
Common Stock:
Australia	$46,051	—		$(44,355)††	—	—	$(1,696)	—	—	—
Thailand	257,201	$10,864		(183,577)	—	$(61,252)	(23,236)	—	—	—
Totals	$303,252	$10,864		$(227,932)	—	$(61,252)	$(24,932)	—	—	—

AllianzGI Health Sciences:
Investments in Securities – Assets	Beginning Balance 6/30/19	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/20
Warrants	$184,981	—		—	—	—	$77,685	—	—	$262,666
Rights	—	$957	††	—	—	—	—	—	—	957
Totals	$184,981	$957		—	—	—	$77,685	—	—	$263,623

138	June 30, 2020 |	Annual Report

AllianzGI Income & Growth:
Investments in Securities – Assets	Beginning Balance 6/30/19	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/20
Common Stock:
Advertising	$266,445	—		—	—	—	$(108,870)	—	—	$157,575
Aerospace & Defense	272,411	—		—	—	—	(89,210)	—	—	183,201
Apparel & Textiles	44,930	—		—	—	—	(16,040)	—	—	28,890
Banks	7	—		—	—	—	—	—	—	7
Commercial Services	576,798	—		—	—	—	—	—	—	576,798
Media	1,018,843	—		—	—	—	(234,329)	—	—	784,514
Oil, Gas & Consumable Fuels	18	—		$(218,790)	—	—	218,789	—	—	17
Corporate Bonds & Notes:
Commercial Services	476,780	—		(118,132)††	$24	—	(179,506)	—	—	179,166
Computers	—	—	††	—	—	—	65	—	—	65
Diversified Financial Services	3,683,024	$1,748,124	†††	—	110,665	—	(2,240,696)	—	—	3,301,117
Media	8	—		—	—	—	—	—	—	8
Convertible Bonds & Notes:
Banks	17,201,932	—		(17,491,543)	—	$(253,758)	543,369	—	—	—
Semiconductors	—	—		(6,766)	—	6,766	—	—	—	—
Preferred Stock	18,217,438	—		—	—	—	(1,986,762)	—	—	16,230,676
Warrants:
Advertising	69,799	—		—	—	—	(65,189)	—	—	4,610
Iron/Steel	—	—		—	—	—	11,658	—	—	11,658
Media	4	—		—	—	—	—	—	—	4
Totals	$41,828,437	$1,748,124		$(17,835,231)	$110,689	$(246,992)	$(4,146,721)	—	—	$21,458,306

The table for AllianzGI Income & Growth includes Level 3 investments that are valued by brokers and independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

AllianzGI Small-Cap:
Investments in Securities – Assets	Beginning Balance 6/30/19	Purchases		Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/20
Common Stock:
Equity Real Estate Investment Trusts (REITs)	$2,074	—		$(4,147)		—	$(6,015)	$8,088	—	—	—
Rights	—	$661	††	—		—	—	(661)	—	—	—	†
Totals	$2,074	$661		$(4,147)		—	$(6,015)	$7,427	—	—	—	†

AllianzGI Small-Cap Value:
Investments in Securities – Assets	Beginning Balance 6/30/19	Purchases		Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/20
Common Stock:
Chemicals	$56	—		—	†,††	—	—	$(56)	—	—	—

The tables above may include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

Annual Report	| June 30, 2020	139

Notes to Financial Statements (cont’d)

June 30, 2020

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2020:

AllianzGI Health Sciences:
Investments in Securities –Assets	Ending Balance at 6/30/20	Valuation Technique Used	Unobservable Inputs	Input Values
Warrants:
Pharmaceuticals	$262,666	Black Scholes Model	Implied Price	$7.22
			Volatility	43.58%

AllianzGI Income & Growth:
Investments in Securities – Assets	Ending Balance at 6/30/20	Valuation Technique Used	Unobservable Inputs	Input Values (Ranges)
Common Stock:
Advertising	$157,575	Market and Company Comparables	EV Multiples	1.87x (1.07x-3.78x	)
				7.68x (6.12x-10.07x)
			M&A Transaction Multiples	1.90x (1.32x-2.50x	)
			Illiquidity Discount	20%
Aerospace & Defense	$183,201	Market and Company Comparables	EV Multiples	0.48x (0.43x-0.53x	)
				4.95x (3.23x-6.33x	)
				0.46x (0.39x-0.53x	)
			M&A Transaction Multiples	0.80x (0.38x-2.12x	)
			Illiquidity Discount	40%
Apparel & Textiles	$28,890	Market and Company Comparables	EV Multiples	0.51x (0.19x-0.97x	)
				9.66x (3.59x-22.96x	)
				0.63x (0.22x-1.67x	)
			Illiquidity Discount	20%
Media	$784,494	Market and Company Comparables	EV Multiples	0.84x (0.40x-3.60x	)
				6.22x (4.99x-26.80x	)
			M&A Transaction Multiples	8.52x (6.65x-10.11x	)
			Illiquidity Discount	10%
Corporate Bonds & Notes:
Diversified Financial Services	$3,301,117	Market and Company Comparables	EV Multiples	1.03x (0.66x-1.73x	)
				3.10x (1.02x-4.71x	)
				0.63x (0.38x-0.78x	)
			Illiquidity Discount	20%
Preferred Stock:
Media	$1,190,020	Market and Company Comparables	EV Multiples	0.60x (0.21x-0.95x	)
			Illiquidity Discount	1%-30%
	$15,040,576	Market and Company Comparables	EV Multiples	0.60x (0.21x-0.95x	)
			Illiquidity Discount	30%
Warrants:
Iron/Steel	$11,658	Black-Scholes Model	Volatility	43.07%
			Implied Price	$27.01

The tables above do not include Level 3 Investments that are valued by the brokers or independent pricing services.

*	Other financial instruments are derivatives, such as forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) of the instrument.
†	Actual amount rounds to less than $1.
††	Issued or removed via corporate action.
†††	Payment-in-Kind.

The net change in unrealized appreciation/depreciation of Level 3 investments which the following Funds held at June 30, 2020 was:

AllianzGI Emerging Markets Opportunities	$809,485
AllianzGI Health Sciences	77,685
AllianzGI Income & Growth	(5,026,987)

140	June 30, 2020 |	Annual Report

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.   Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as a component of net change in unrealized appreciation (depreciation) of investments on the Statements of Operations. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the NAV of those funds.

(d) Federal Income Taxes.   The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ U.S. federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.   Dividends from net investment income, if any, of each Fund (except AllianzGI Dividend Value, AllianzGI Income & Growth, AllianzGI International Value and AllianzGI Large-Cap Value), are declared and distributed to shareholders annually. Dividends from net investment income, if any, for AllianzGI Dividend Value, AllianzGI International Value and AllianzGI Large-Cap Value are declared and distributed quarterly. Dividends from net investment income and/or distributions from short-term capital gains for AllianzGI Income & Growth, if any, are declared and distributed monthly. Net realized capital gains, if any, earned by each Fund, will be distributed annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their U.S. federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for U.S. federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.   Each class offered by the Funds has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, distribution and servicing fees.

(g) Foreign Currency Translation.   The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However,

Annual Report	| June 30, 2020	141

Notes to Financial Statements (cont’d)

June 30, 2020

the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.   The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until the maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. As of June 30, 2020, the value of the related collateral exceeded the value of the repurchase agreements for each Fund.

(i) Securities Sold Short.   Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. This collateral earns interest and the interest is used to pay each lender a fee for borrowed securities, to compensate the broker for its services, and to provide a rebate to the borrower (the Fund) for posting the collateral. The net proceeds from these transactions are shown as miscellaneous income or miscellaneous expense on the Statements of Operations. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. Short sales expose the Funds to the risk that they will be required to cover the short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the applicable Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the extent that they engage in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(j) Warrants.   The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(k) Rights.   The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and

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they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(l) Exchange-Traded Funds.   Certain Funds may invest in ETFs, which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(m) Convertible Securities.   Certain Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(n) Payment In-Kind Securities.   The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(o) Loan Interest Expense.   Loan interest expense relates to the amounts borrowed under the credit facility (See Note 10). Loan interest expense is recorded as it is incurred.

(p) Contingent Value Rights.   A Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs often are awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

(q) Restricted Securities.   The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(r) New Accounting Pronouncements.   In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The adoption of the ASU is elective. At this time, management is evaluating the implications of these changes on the financial statements.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increase in interest rates or an issuer’s deterioration and/or default. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any

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Notes to Financial Statements (cont’d)

June 30, 2020

hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds. The local emerging market currencies in which the Funds may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

Funds may be subject to increased risk to the extent they allocate assets among investment styles and certain styles under-perform relative to other investment styles.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that local, regional or global events, including geopolitical and other events, may disrupt the economy on a national or global level. For example, events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the economy or the markets for financial instruments and, as a result, could have a significant impact on a Fund and its investments. As a further example, an outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread globally, being designated as a pandemic in early 2020. Associated disruptions could impair the Funds’ ability to maintain operational standards, disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments, and negatively impact the Funds’ performance and your investment in a Fund.

Certain of the Funds invest in ETFs. Shareholders will indirectly bear fees and expenses associated with the ETFs in which a Fund invests, in addition to a Fund’s direct fees and expenses. The cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, a Fund’s NAV will be subject to fluctuations in the market values of the ETFs in which it invests. A Fund is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of a Fund to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index based ETF’s performance may not match that of the index it seeks to track.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on

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recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs on such leverage may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses. As discussed further in Note 10, the Funds have entered into a credit agreement. In connection with their use of leverage as well as their investment activities, the Funds may have exposure to the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Short sales may be used by certain Funds. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund pays in connection with the short sale. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund.

Investments in senior loans and repurchase agreements also involve special risks. Although typically secured, senior loans may not be backed by sufficient collateral to satisfy their issuers’ obligations in the event of bankruptcy or similar scenarios. Senior loans may also be illiquid. Similarly, repurchase agreements may result in losses if the collateral associated with such positions is insufficient in the event of a counterparty default or similar scenario. Repurchase agreement positions may also be illiquid.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Funds may invest in other investment companies, including investment companies advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. Each Fund’s NAV will fluctuate in response to changes in the NAVs of the other investment companies in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular investment company will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in such investment company, which will vary. To the extent that a Fund invests a significant portion of its assets in another investment company, it will be particularly sensitive to the risks associated with that investment company.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks

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Notes to Financial Statements (cont’d)

June 30, 2020

associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

There are several risks associated with option transactions on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. The Funds’ ability to use options successfully will depend on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at June 30, 2020:

AllianzGI Focused Growth:
Location	Market Price
Liability derivatives:
Options written, at value	$ (35,375)

AllianzGI Global Small-Cap:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized depreciation of forward foreign currency contracts	$ (29)

AllianzGI Income & Growth:
Location	Market Price
Liability derivatives:
Options written, at value	$ (1,204,673)

AllianzGI Technology:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$38,956,535
Liability derivatives:
Options written, at value	$(11,133,735)

The effect of derivatives on the Statements of Operations for the year ended June 30, 2020:

AllianzGI Focused Growth:
Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$(266,193)
Options written	250,329
Total net realized loss	$(15,864)
Net change in unrealized appreciation/depreciation of:
Options written	$538,838

146	June 30, 2020 |	Annual Report

AllianzGI Global Small-Cap:
Location	Foreign Exchange Contracts
Net realized gain on:
Forward foreign currency contracts	$5,502
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$(29)

AllianzGI Income & Growth:
Location	Market Price
Net realized loss on:
Options written	$(1,046,363)
Net change in unrealized appreciation/depreciation of:
Options written	$170,788

AllianzGI Technology:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Investments (options purchased)	$(4,945,360)	—	$(4,945,360)
Options written	3,892,440	—	3,892,440
Forward foreign currency contracts	—	$22,540	22,540
Total net realized gain(loss)	$(1,052,920)	$22,540	$(1,030,380)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	22,878,327	—	22,878,327
Options written	(1,625,944)	—	(1,625,944)
Total net change in unrealized appreciation/depreciation	$21,252,383	$—	$21,252,383

The average volume (based on the open positions at each month-end) of derivative activity for the year ended June 30, 2020:

	Options Purchased		Options Written	Forward Foreign Currency Contracts(2)

	Contracts(1)		Contracts(1)	Purchased	Sold
AllianzGI Focused Growth	—	†	(15)	—	—
AllianzGI Global Small-Cap	—		—	$11,234	$27,792
AllianzGI Income & Growth	—		(16,010)	—	—
AllianzGI Technology	9,610		(10,906)	414,305	—

†	Fund had derivative activity during the period but it did not have open positions at any month-end in the period.
(1)	Number of contracts
(2)	U.S. $ value on origination date

The following table presents by counterparty, the Funds’ derivative assets and liabilities net of related collateral held by the Funds at June 30, 2020 which has not been offset in the Statements of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at June 30, 2020:

AllianzGI Global Small-Cap:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
State Street Bank London	$29	—	—	$29

4.	INVESTMENT ADVISER/ADMINISTRATOR/DISTRIBUTOR FEES/EXPENSES & DEFERRED COMPENSATION

Investment Advisory Fee.  AllianzGI U.S. serves as the investment adviser to the Funds, pursuant to an investment advisory contract. AllianzGI U.S. receives a monthly fee (the “Investment Advisory Fee”) from each Fund at an annual rate based on the average daily net assets of each Fund.

Administration Fee.  AllianzGI U.S. (in its capacity as administrator, the “Administrator”) provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each share class of each Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

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Notes to Financial Statements (cont’d)

June 30, 2020

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes			Class A, C, and R*			Class P			Institutional Class			Class R6			Administrative Class

	Investment Advisory Fee	Effective Advisory Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee
AllianzGI Dividend Value(3)	0.45%	0.37	%(4)	0.40%	0.40%		0.40%	0.40%		0.30%	0.30%		0.25%	0.25%		0.30%	0.30%
AllianzGI Emerging Markets Opportunities(1)	0.85	0.65	(5)	0.50	0.34	(6)	0.50	0.34	(6)	0.40	0.24	(6)	0.35	0.19	(6)	N/A	N/A
AllianzGI Focused Growth(3)	0.45	0.35	(7)	0.40	†	(8)	0.40	0.40		0.30	0.30		0.25	0.25		0.30	0.30
AllianzGI Global Small-Cap(2)	0.90	0.90		0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Health Sciences(3)	0.80	0.80		0.40	0.40		N/A	N/A		0.30	0.30		N/A	N/A		N/A	N/A
AllianzGI Income & Growth(3)	0.65	0.64	(10)	0.40	0.37		0.40	0.37		0.30	0.27		N/A	N/A		N/A	N/A
AllianzGI International Value(1)	0.60	0.55	(11)	0.50	0.48	(12)	0.50	0.48	(12)	0.40	0.38	(12)	0.35	0.32	(12)	0.40	0.38	(12)
AllianzGI Large-Cap Value(3)	0.45	0.45		0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		0.30	0.30
AllianzGI Mid-Cap(3)	0.47	0.47		0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		0.30	0.30
AllianzGI Mid-Cap Value(3)	0.55	0.55		0.40	0.17	(13)	0.40	0.17	(13)	0.30	0.07	(13)	0.25	0.02	(13)	0.30	0.07	(13)
AllianzGI Small-Cap(3)	0.60	0.60		0.40	0.30	(15)	0.40	0.30	(15)	0.30	0.20	(15)	0.25	0.15	(15)	N/A	N/A
AllianzGI Small-Cap Value(3)	0.60	0.50	(14)	0.40	0.40		0.40	0.40		0.30	0.30		0.25	0.25		0.30	0.30
AllianzGI Technology(3)	0.90	0.90	(9)	0.40	0.39		0.40	0.39		0.30	0.29		N/A	N/A		0.30	0.29

(1)

The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $250 million, by an additional 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

(2)

The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

(3)

The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

(4)

The Investment Adviser has contractually agreed to observe, through August 31, 2020, an irrevocable waiver of a portion of its Investment Advisory fee, which reduces the 0.45% contractual fee rate by 0.075% to 0.375%, and by an additional 0.025% on net assets in excess of $7.5 billion, and by an additional 0.025% on net assets in excess of $10 billion, each based on the Fund’s average daily net assets. This waiver has been in effect since before the beginning of the Fund’s most recent fiscal year.

(5)

The Investment Adviser has contractually agreed to observe, through August 31, 2020, an irrevocable waiver of a portion of its Investment Advisory Fee, which reduces the 0.85% contractual fee rate by 0.20% to 0.65%. An identical waiver arrangement has been in effect since before the beginning of the Fund’s most recent fiscal year.

(6)

The Administrator has contractually agreed to observe, through August 31, 2020, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.15%. This waiver has been in effect since before the beginning of the Fund’s most recent fiscal year.

(7)

The Investment Adviser has contractually agreed to observe, through August 31, 2020, an irrevocable waiver of a portion of its Investment Advisory Fee, which reduces the 0.45% contractual fee rate by 0.10% to 0.35%. An identical waiver arrangement has been in effect since before the beginning of the Fund’s most recent fiscal year.

(8)

The Administrator has contractually agreed to observe, through August 31, 2020, an irrevocable waiver of a portion of its Administration Fees for Class A shares, which reduces the contractual fee rate by 0.02%. This waiver has been in effect since before the beginning of the Fund’s most recent fiscal year.

(9)

The Investment Adviser has contractually agreed to observe, through August 31, 2020, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.90% contractual fee rate by 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement has been in effect since before the beginning of the Fund’s most recent fiscal year.

148	June 30, 2020 |	Annual Report

(10)

The Investment Adviser has contractually agreed to observe, through August 31, 2020, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.65% contractual fee rate by 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement has been in effect since before the beginning of the Fund’s most recent fiscal year.

(11)

The Investment Adviser has contractually agreed to observe, through August 31, 2020, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.05% to 0.55%, and an additional 0.01% on net assets in excess of $4 billion, by an additional 0.015% on net assets in excess of $5 billion and by an additional 0.025% on net assets in excess of $7.5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement has been in effect since before the beginning of the Fund’s most recent fiscal year.

(12)

The Administrator has contractually agreed to observe, through August 31, 2020, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.025%. This waiver has been in effect since before the beginning of the Fund’s most recent fiscal year.

(13)

The Administrator has contractually agreed to observe through August 31, 2020, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.22%. This waiver has been in effect since before the beginning of the Fund’s most recent fiscal year.

(14)

The Investment Adviser has contractually agreed to observe, through August 31, 2020, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.10% to 0.50%, and then by an additional 0.025% on net assets in excess of $3 billion, by an additional 0.025% on net assets in excess of $4 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets.

(15)

The Administrator has contractually agreed to observe, through August 31, 2020, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.10%. This waiver has been in effect since before the beginning of the Fund’s most recent fiscal year.

†	The effective Administration Fee rate for Class A is 0.38%; for Class C and Class R is 0.40%, respectively.
*	Class R shares is not available for all Funds.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AllianzGI U.S., serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

Pursuant to the Distribution and Servicing Plans adopted by the A, C and R classes, the Distributor receives (i) in connection with the distribution of C and R class shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to A, C and R class shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

The Funds paid the Distributor distribution and/or servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25
Class R
All Funds	0.25	0.25

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A and C shares. For the year ended June 30, 2020, the Distributor received $1,804,095, representing commissions (sales charges) and CDSC from the Funds.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Investment Adviser or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Adviser or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses, if any and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees. The Funds may invest in other investment companies, including investment companies advised or sub-advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Deferred Compensation.  The Trustees do not currently receive any pension or retirement benefits from the Trust. In calendar year 2018 and certain prior periods, the Trust maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees

Annual Report	| June 30, 2020	149

Notes to Financial Statements (cont’d)

June 30, 2020

from the Trust on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds Multi-Strategy Trust or the Trust selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar year 2019 and beyond have been or will be paid in cash, on a current basis, unless the Board of Trustees of the Allianz-Sponsored Funds reopens the program to new deferrals. Allianz Funds Multi-Strategy Trust and the Trust still have obligations with respect to Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.

5.	INVESTMENTS IN SECURITIES

For the year ended June 30, 2020, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
AllianzGI Dividend Value	$1,546,667,199	$1,936,032,794
AllianzGI Emerging Markets Opportunities	262,680,450	363,311,272
AllianzGI Focused Growth	631,431,077	793,854,445
AllianzGI Global Small-Cap	86,225,044	137,488,713
AllianzGI Health Sciences	136,815,965	151,268,628
AllianzGI Income & Growth	4,334,365,481	4,135,812,346
AllianzGI International Value	137,021,085	174,693,759
AllianzGI Large-Cap Value	340,423,807	403,437,957
AllianzGI Mid-Cap	168,892,416	189,670,571
AllianzGI Mid-Cap Value	2,614,388,360	2,553,765,702
AllianzGI Small-Cap	133,284,870	122,194,756
AllianzGI Small-Cap Value	941,322,111	1,356,589,813
AllianzGI Technology*	3,127,049,788	3,280,955,644

*	Securities sold short of $53,351,364; covers on securities sold short of $58,741,084.

6.	INCOME TAX INFORMATION

The tax character of dividends and distributions paid by the Funds was:

	Period or Year ended June 30, 2020			Period or Year ended June 30, 2019
	Ordinary Income(1)	20% Long-term Capital Gain	Return of Capital	Ordinary Income(1)	15% Long-term Capital Gain	25% Long-term Capital Gain
AllianzGI Dividend Value	$20,330,591	$136,151,350	—	$53,260,507	$280,436,188	$1,361
AllianzGI Emerging Markets Opportunities	8,460,929	—	—	8,214,183	—	—
AllianzGI Focused Growth	—	137,604,044	—	—	117,884,601	—
AllianzGI Global Small-Cap	—	7,489,274	—	3,913,582	22,639,586	11,503
AllianzGI Health Sciences	2,842,959	7,881,506	—	2,479,547	17,793,811	—
AllianzGI Income & Growth	361,010,215	5,994,423	—	334,655,872	5,082,690	30,000
AllianzGI International Value	3,478,965	—	—	3,353,472	—	—
AllianzGI Large-Cap Value	4,834,304	5,673,284	$89,001	5,431,742	660,709	—
AllianzGI Mid-Cap	—	14,996,213	—	6,580,701	29,491,252	—
AllianzGI Mid-Cap Value	38,775,764	78,223,843	—	14,423,689	5,789,993	—
AllianzGI Small-Cap	238,997	—	—	2,958,426	4,395,852	362
AllianzGI Small-Cap Value	3,906,564	66,054,045	—	52,935,930	269,347,930	120,893
AllianzGI Technology	—	247,544,540	—	42,412,898	224,014,360	—

(1)	Includes short-term capital gains, if any.

150	June 30, 2020 |	Annual Report

At June 30, 2020, the components of distributable earnings were:

	Ordinary Income	Long-Term Capital Gain	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)
					Post-October Capital Loss /(Gain)(4)
					Short-Term	Long-Term
AllianzGI Dividend Value	$138,822	$35,638	—	—	$77,051,426	$(21,677,484)
AllianzGI Emerging Markets Opportunities	2,296,878	—	$54,226,904	$1,005,785	16,408,426	2,517,647
AllianzGI Focused Growth	—	60,060,999	—	441,687	—	—
AllianzGI Global Small-Cap	—	2,799,647	—	172,785	2,786,031	—
AllianzGI Health Sciences	4,719,188	8,006,805	—	—	—	—
AllianzGI Income & Growth	23,676,177	13,875,610	—	—	—	—
AllianzGI International Value	828,375	—	452,047,422	—	7,115,957	8,114,275
AllianzGI Large-Cap Value	—	—	—	—	7,409,787	1,224,499
AllianzGI Mid-Cap	—	26,766,014	—	1,000,778	2,332,861	—
AllianzGI Mid-Cap Value	6,976,894	2,347,724	—	—	73,186,804	(1,883,055)
AllianzGI Small-Cap	165,837	—	2,008,734	—	9,477,146	(1,580,705)
AllianzGI Small-Cap Value	4,406,355	1,892,423	—	—	20,328,136	(587,532)
AllianzGI Technology	4,501,091	235,056,351	—	8,981,148	—	—

(2)

Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

(3)

Certain ordinary losses realized during the period November 1, 2019 through June 30, 2020, and/or other ordinary losses realized during the period January 1, 2020 through June 30, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

(4)	Capital losses realized during the period November 1, 2019 through June 30, 2020 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At June 30, 2020, capital loss carryforward amounts were:

	Short-Term	Long-Term
AllianzGI Emerging Markets Opportunities	$53,366,565	$860,339
AllianzGI International Value	263,734,941	188,312,481
AllianzGI Small-Cap	2,008,734	—

For the year ended June 30, 2020, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in-Capital	Appreciation/ Depreciation
AllianzGI Dividend Value (c)(f)(g)	$(2,845,634)	$3,162,779	$—	$(317,145)
AllianzGI Emerging Markets Opportunities (b)(f)(k)(m)	(111,358)	146,232	(34,874)	—
AllianzGI Focused Growth (d)	1,267,510	—	(1,267,510)	—
AllianzGI Global Small-Cap (b)(d)(f)(g)	617,862	(444,606)	(201,386)	28,130
AllianzGI Health Sciences (f)	(2,511)	2,511	—	—
AllianzGI Income & Growth (g)(i)(j)	6,860,069	(6,837,499)	—	(22,570)
AllianzGI International Value (b)(f)	80,007	(80,007)	—	—
AllianzGI Large-Cap Value (a)(c)(g)(l)	(135,984)	270,252	(89,001)	(45,267)
AllianzGI Mid-Cap (d)(f)(g)	2,056,227	15,438	(2,071,665)	—
AllianzGI Mid-Cap Value (c)(e)(f)(g)(h)	1,598,816	(1,446,463)	(8,307)	(144,046)
AllianzGI Small-Cap (b)(c)(g)(h)	(8,414)	2,873	(17,584)	23,125
AllianzGI Small-Cap Value (e)(f)(g)(h)	1,608,095	(3,210,853)	(565,132)	2,167,890
AllianzGI Technology (b)(d)(f)	12,989,303	(12,989,303)	—	—

Annual Report	| June 30, 2020	151

Notes to Financial Statements (cont’d)

June 30, 2020

These permanent “book-tax” differences were primarily attributable to:

(a)	Reclassification of distributions.
(b)	Reclassification of gains from securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes.
(c)	Reclassification from sales of securities with return of capital.
(d)	Net operating losses
(e)	Non-deductible costs due to sales of partnerships.
(f)	Reclassification of gains and losses from foreign currency transactions.
(g)	Reclassifications related to investments in Real Estate Investment Trusts (REITs).
(h)	Reclassifications related to investments in partnerships.
(i)	Section 305 sales adjustment.
(j)	Reclassification of contingent debt.
(k)	Non-deductible excise tax.
(l)	Return of Capital.
(m)	Foreign Capital Gains taxes.

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At June 30, 2020, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments in securities and other financial instruments for federal income tax purposes were:

	Federal Tax Cost Basis(5)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
AllianzGI Dividend Value	$817,885,791	$59,542,726	$31,651,181	$27,891,545
AllianzGI Emerging Markets Opportunities	208,709,373	48,610,330	5,848,617	42,761,713
AllianzGI Focused Growth	598,675,315	489,195,988	7,232,670	481,963,318
AllianzGI Global Small-Cap	63,345,334	14,676,868	3,636,032	11,040,836
AllianzGI Health Sciences	140,745,300	26,045,326	2,779,305	23,266,021
AllianzGI Income & Growth	5,460,937,417	197,635,824	762,522,488	(564,886,664)
AllianzGI International Value	117,562,961	13,303,563	3,528,624	9,774,939
AllianzGI Large-Cap Value	271,346,842	16,853,910	21,020,910	(4,167,000)
AllianzGI Mid-Cap	249,694,165	106,965,671	5,040,966	101,924,705
AllianzGI Mid-Cap Value	1,210,780,774	57,956,263	42,790,414	15,165,849
AllianzGI Small-Cap	96,947,511	18,421,012	5,061,029	13,359,983
AllianzGI Small-Cap Value	568,549,146	35,030,682	74,133,986	(39,103,304)
AllianzGI Technology	1,230,913,076	654,932,910	5,614,923	649,317,987

(5)

Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals, PFIC mark-to-market, differing treatment of bond premium amortization, basis adjustments from investments in partnerships, mark-to-market adjustments on section 1256 spot contracts, and Section 305 adjustments.

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Annual Report	| June 30, 2020	153

Notes to Financial Statements (cont’d)

June 30, 2020

7. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Dividend Value				AllianzGI Emerging Markets Opportunities

	Year ended June 30, 2020		Year ended June 30, 2019		Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,193,025	$47,389,072	11,313,357	$160,679,320	144,055	$3,703,846	268,619	$7,217,505
Class C	257,662	2,841,264	631,855	7,621,144	5,013	128,107	16,147	410,475
Class R	681,674	6,533,384	527,472	6,693,820	—	—	—	—
Class P	3,193,349	34,512,983	5,601,788	67,818,148	106,554	2,612,820	352,083	9,091,300
Institutional Class	2,584,048	29,428,914	3,180,003	43,151,601	2,066,744	53,664,156	5,354,528	145,969,084
Class R6	1,537,200	17,157,845	816,704	10,596,590	186,995	4,772,616	244,198	6,497,525
Administrative Class	257,509	2,793,115	389,033	5,215,973	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	4,393,336	49,683,548	8,603,057	91,771,627	30,762	867,174	37,329	916,062
Class C	491,446	5,713,397	1,550,267	16,835,328	1,087	30,545	592	14,456
Class R	777,315	8,811,540	1,449,485	15,468,682	—	—	—	—
Class P	2,855,246	32,589,267	6,500,134	70,165,546	13,671	376,224	20,942	501,782
Institutional Class	2,379,287	27,201,280	5,850,039	63,026,975	219,423	6,183,338	232,119	5,693,881
Class R6	826,941	9,340,811	1,462,567	15,698,988	20,786	582,626	24,240	591,467
Administrative Class	352,465	4,094,484	1,206,182	13,203,073	—	—	—	—

Cost of shares redeemed:
Class A	(11,916,582)	(131,786,612)	(15,011,198)	(186,349,526)	(706,837)	(18,162,330)	(2,312,650)	(64,223,641)
Class C	(2,930,025)	(33,954,543)	(11,613,283)	(169,595,677)	(64,480)	(1,628,445)	(168,881)	(4,468,000)
Class R	(2,143,190)	(23,044,308)	(2,317,010)	(30,660,555)	—	—	—	—
Class P	(14,398,245)	(157,888,751)	(18,158,983)	(228,744,792)	(386,774)	(9,560,905)	(666,508)	(17,465,149)
Institutional Class	(14,479,995)	(160,415,578)	(16,927,973)	(220,910,069)	(5,497,930)	(138,850,854)	(2,051,506)	(54,282,563)
Class R6	(1,559,699)	(17,417,443)	(2,602,536)	(33,374,156)	(325,206)	(8,203,875)	(241,071)	(6,409,258)
Administrative Class	(1,808,902)	(21,863,385)	(3,392,334)	(43,265,010)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(24,456,135)	$(268,279,716)	(20,941,374)	$(324,952,970)	(4,186,137)	$(103,484,957)	1,110,181	$30,054,926

–	May reflect actual amounts rounding to less than $1 or less than 1 share.

154	June 30, 2020 |	Annual Report

AllianzGI Focused Growth				AllianzGI Global Small-Cap				AllianzGI Health Sciences

Year ended June 30, 2020		Year ended June 30, 2019		Year ended June 30, 2020		Year ended June 30, 2019		Year ended June 30, 2020		Year ended June 30, 2019
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

818,405	$42,300,013	3,957,145	$230,547,285	33,146	$1,240,087	182,657	$8,479,807	132,866	$4,363,069	246,715	$8,399,331
157,378	4,983,252	237,512	7,807,792	5,111	157,999	13,645	500,947	28,035	681,121	28,328	702,965
82,857	3,050,935	130,920	5,187,343	—	—	—	—	—	—	—	—
481,192	18,475,308	684,624	27,975,772	15,037	597,144	91,215	3,811,875	—	—	—	—
821,950	38,685,091	589,652	28,467,542	65,653	2,606,632	205,859	9,810,581	258,720	8,722,810	95,913	3,042,298
640,224	30,508,020	648,134	30,278,729	—	—	—	—	—	—	—	—
20,522	939,932	38,603	1,971,024	—	—	—	—	—	—	—	—

1,281,065	65,462,399	1,264,993	54,065,784	78,232	2,957,958	254,078	8,310,892	290,557	9,736,819	674,933	18,634,889
263,084	7,984,592	266,353	7,377,992	14,869	463,904	69,797	1,927,792	12,951	324,031	29,367	623,175
89,301	3,164,830	83,352	2,609,751	—	—	—	—	—	—	—	—
302,105	11,032,878	354,870	11,338,112	9,904	407,250	41,648	1,469,340	—	—	—	—
363,782	16,857,643	416,583	16,292,546	76,103	3,167,395	369,475	13,171,798	8,689	296,115	11,595	324,420
402,518	18,688,902	338,307	13,248,091	—	—	—	—	—	—	—	—
16,397	695,556	15,646	568,421	—	—	—	—	—	—	—	—

(2,345,077)	(122,051,089)	(1,811,609)	(94,018,724)	(292,098)	(10,598,756)	(351,706)	(13,990,314)	(647,674)	(20,945,491)	(605,927)	(19,209,271)
(508,764)	(16,492,494)	(5,022,966)	(204,819,789)	(101,822)	(3,078,860)	(296,247)	(11,728,861)	(42,205)	(1,032,110)	(201,451)	(5,567,805)
(243,281)	(9,211,952)	(183,497)	(7,438,619)	—	—	—	—	—	—	—	—
(1,039,638)	(39,332,931)	(1,230,579)	(47,289,017)	(185,344)	(6,977,596)	(192,848)	(7,992,579)	—	—	—	—
(1,382,539)	(65,691,338)	(1,064,847)	(51,812,375)	(964,324)	(39,779,928)	(787,779)	(34,330,501)	(77,490)	(2,554,778)	(61,267)	(2,002,588)
(1,224,791)	(59,454,896)	(409,798)	(19,780,076)	—	—	—	—	—	—	—	—
(57,136)	(2,528,779)	(22,413)	(1,102,078)	—	—	—	—	—	—	—	—
(1,060,446)	$(51,934,128)	(719,015)	$11,475,506	(1,245,533)	$(48,836,771)	(400,206)	$(20,559,223)	(35,551)	$(408,414)	218,206	$4,947,414

Annual Report	| June 30, 2020	155

Notes to Financial Statements (cont’d)

June 30, 2020

	AllianzGI Income & Growth				AllianzGI International Value

	Year ended June 30, 2020		Year ended June 30, 2019		Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	42,470,266	$458,307,364	41,382,233	$454,899,809	570,879	$9,917,509	1,209,396	$21,910,051
Class C	26,827,688	265,433,243	34,217,239	346,930,172	21,479	373,610	28,057	479,855
Class R	163,204	1,786,258	224,610	2,466,861	53,276	887,205	72,665	1,308,299
Class P	38,656,111	427,259,153	47,385,649	533,269,666	53,278	935,646	217,867	3,906,233
Institutional Class	29,285,040	326,288,085	32,549,042	371,932,052	281,304	4,831,385	493,776	8,984,985
Class R6	—	—	—	—	23,498	376,509	29,903	547,843
Administrative Class	—	—	—	—	15,163	261,658	20,222	362,630

Issued in reinvestment of dividends and distributions:
Class A	10,716,958	114,275,806	9,562,038	104,635,655	75,620	1,327,623	65,410	1,163,992
Class C	8,925,701	86,795,322	8,650,069	87,008,778	7,435	131,292	7,567	132,250
Class R	40,330	430,317	31,419	343,496	5,646	100,179	5,192	92,441
Class P	6,486,306	71,039,043	5,654,704	63,437,381	28,868	508,213	34,618	620,705
Institutional Class	5,335,005	59,077,588	4,232,229	47,895,410	59,937	1,049,657	50,379	906,302
Class R6	—	—	—	—	1,865	32,599	1,609	28,658
Administrative Class	—	—	—	—	1,554	27,201	2,333	40,736

Cost of shares redeemed:
Class A	(35,958,214)	(381,658,065)	(28,677,604)	(313,221,154)	(1,260,019)	(21,948,711)	(2,154,736)	(37,906,923)
Class C	(35,348,794)	(342,277,417)	(27,028,004)	(271,243,863)	(344,021)	(5,895,946)	(1,256,420)	(22,357,425)
Class R	(92,452)	(1,000,625)	(90,982)	(987,313)	(129,498)	(2,284,645)	(243,205)	(4,386,885)
Class P	(32,610,163)	(351,278,476)	(30,988,364)	(344,028,854)	(811,469)	(13,881,635)	(2,989,399)	(52,767,678)
Institutional Class	(25,733,018)	(280,051,998)	(14,427,667)	(160,815,113)	(659,490)	(11,111,521)	(1,045,715)	(18,990,289)
Class R6	—	—	—	—	(21,565)	(384,682)	(61,401)	(1,100,132)
Administrative Class	—	—	—	—	(26,372)	(475,231)	(205,207)	(3,521,325)
Net increase (decrease) resulting from Fund share transactions	39,163,968	$454,425,598	82,676,611	$922,522,983	(2,052,632)	$(35,222,085)	(5,717,089)	$(100,545,677)

–	May reflect actual amounts rounding to less than $1 or less than 1 share.

156	June 30, 2020 |	Annual Report

AllianzGI Large-Cap Value				AllianzGI Mid-Cap				AllianzGI Mid-Cap Value

Year ended June 30, 2020		Year ended June 30, 2019		Year ended June 30, 2020		Year ended June 30, 2019		Year ended June 30, 2020		Year ended June 30, 2019
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

282,716	$7,207,163	2,041,454	$56,350,922	5,530,796	$21,292,287	34,421,548	$134,256,480	1,919,358	$55,370,753	6,698,495	$204,685,318
36,209	912,343	84,599	2,188,878	245,383	723,159	650,165	1,783,093	343,814	8,057,851	630,222	15,246,842
14,639	368,652	11,595	314,013	213,581	807,257	121,412	433,020	240,521	5,949,639	358,914	9,057,683
56,962	1,522,918	126,157	3,352,016	639,541	2,828,821	905,697	3,633,083	5,431,382	119,319,213	4,293,177	101,871,414
2,388,884	58,419,448	449,862	11,791,096	6,763,364	29,602,379	1,762,730	7,253,419	5,184,884	153,606,350	5,936,147	186,319,815
—	—	—	—	—	—	—	—	2,161,892	70,723,536	560,276	17,538,456
5,498	139,760	10,773	283,103	83,579	331,732	37,587	142,036	687,991	19,966,174	594,563	18,054,348

201,929	5,280,956	100,269	2,601,467	2,610,485	9,919,842	8,735,577	24,085,907	1,366,776	41,672,996	296,346	7,931,688
8,027	215,851	5,291	143,588	285,007	846,472	1,440,361	3,162,218	160,184	3,954,936	9,718	240,700
2,217	58,598	1,366	36,380	15,966	59,233	63,092	170,148	74,035	1,902,697	12,096	279,668
23,340	614,039	12,869	339,075	104,605	465,493	335,351	1,072,570	749,548	18,019,137	151,593	3,261,952
142,551	3,723,408	96,666	2,510,825	483,526	2,171,031	1,068,157	3,438,239	945,832	31,013,835	202,468	5,761,385
—	—	—	—	—	—	—	—	166,258	5,444,939	7,723	220,071
1,677	44,392	838	22,170	17,327	70,695	55,660	163,523	84,588	2,665,370	13,345	368,552

(971,846)	(25,134,443)	(1,072,771)	(28,418,904)	(10,968,495)	(40,834,967)	(9,160,991)	(31,143,673)	(4,284,821)	(119,915,174)	(4,772,658)	(139,781,481)
(171,378)	(4,517,496)	(2,000,144)	(56,114,974)	(3,037,545)	(9,116,900)	(39,239,512)	(130,038,680)	(621,647)	(14,024,340)	(6,123,795)	(154,795,781)
(45,404)	(1,101,206)	(132,987)	(3,709,071)	(201,060)	(754,085)	(189,750)	(653,794)	(331,033)	(8,018,951)	(209,787)	(5,294,056)
(161,500)	(4,076,178)	(202,995)	(5,481,385)	(702,403)	(3,057,582)	(1,112,672)	(4,488,191)	(3,741,443)	(79,410,479)	(4,670,512)	(110,205,538)
(3,707,915)	(97,287,632)	(503,342)	(13,275,287)	(4,772,890)	(21,421,383)	(1,733,318)	(7,146,904)	(4,615,848)	(135,325,112)	(4,076,024)	(128,754,450)
—	—	—	—	—	—	—	—	(485,632)	(14,557,503)	(84,239)	(2,605,186)
(10,272)	(259,416)	(10,918)	(300,641)	(103,157)	(415,657)	(63,233)	(237,112)	(380,386)	(11,152,557)	(350,996)	(10,485,274)
(1,903,666)	$(53,868,843)	(981,418)	$(27,366,729)	(2,792,390)	$(6,482,173)	(1,902,139)	$5,885,382	5,056,253	$155,263,310	(522,928)	$18,916,126

Annual Report	| June 30, 2020	157

Notes to Financial Statements (cont’d)

June 30, 2020

	AllianzGI Small-Cap				AllianzGI Small-Cap Value

	Year ended June 30, 2020		Year ended June 30, 2019		Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	463,109	$8,626,005	1,600,232	$34,264,966	1,914,009	$23,590,458	7,098,648	$130,945,310
Class C	49,065	891,075	92,047	1,720,365	19,576	201,320	84,780	1,077,299
Class R	—	—	—	—	157,302	2,210,680	205,692	3,727,798
Class P	816,776	15,074,101	254,122	5,248,183	413,984	6,566,673	717,227	13,249,790
Institutional Class	1,312,314	24,014,426	288,688	5,869,487	1,191,633	17,523,857	3,242,577	62,341,662
Class R6	524,773	9,859,510	891,912 #	17,601,066 #	1,353,058	20,719,065	3,019,919	57,555,186
Administrative Class	—	—	—	—	606,485	8,421,938	911,459	14,873,708

Issued in reinvestment of dividends and distributions:
Class A	1,632	33,389	298,477	4,867,765	2,205,554	31,782,029	9,034,371	112,929,635
Class C	—	3	44,482	695,030	16,900	215,135	258,108	2,893,396
Class R	—	—	—	—	99,180	1,575,974	445,976	6,092,035
Class P	2,586	53,483	39,051	644,904	107,314	1,809,314	584,374	8,432,510
Institutional Class	2,488	51,869	33,246	553,729	611,030	10,424,180	6,135,775	89,336,886
Class R6	4,607	96,048	2,227 #	43,874 #	567,653	9,599,019	2,768,426	40,059,127
Administrative Class	—	—	—	—	646,162	9,272,422	2,756,274	34,315,616

Cost of shares redeemed:
Class A	(555,248)	(9,773,148)	(576,351)	(11,497,437)	(10,181,232)	(137,187,545)	(18,946,945)	(333,203,625)
Class C	(215,989)	(3,999,466)	(1,391,922)	(28,904,196)	(176,644)	(2,242,087)	(5,531,901)	(99,879,070)
Class R	—	—	—	—	(483,683)	(6,915,519)	(884,803)	(16,636,078)
Class P	(364,824)	(6,611,270)	(120,551)	(2,401,996)	(1,222,145)	(18,438,944)	(1,661,186)	(30,717,023)
Institutional Class	(541,682)	(9,409,714)	(234,956)	(4,873,058)	(11,198,771)	(185,648,350)	(24,363,929)	(484,952,787)
Class R6	(915,080)	(18,894,588)	(12)#	(238)#	(4,003,088)	(62,474,690)	(11,202,983)	(227,278,706)
Administrative Class	—	—	—	—	(5,586,028)	(78,002,684)	(5,772,549)	(98,884,720)
Net increase (decrease) resulting from Fund share transactions	584,527	$10,011,723	1,220,692	$23,832,444	(22,941,751)	$(346,997,755)	(31,100,690)	$(713,722,051)

–	May reflect actual amounts rounding to less than $1 or less than 1 share.
#	For the period August 22, 2018 (commencement of share class) through June 30, 2019. “Shares sold” includes shares sold to AZOA.

158	June 30, 2020 |	Annual Report

AllianzGI Technology

Year ended June 30, 2020		Year ended June 30, 2019
Shares	Amount	Shares	Amount

1,419,803	$83,096,454	2,550,443	$179,133,866
245,503	9,558,130	257,142	12,544,036
—	—	—	—
494,730	33,680,157	1,128,423	84,211,489
3,625,923	250,396,596	3,351,624	247,227,588
—	—	—	—
98,762	6,206,610	75,889	5,389,576

1,717,063	93,597,114	1,934,896	96,280,422
271,884	9,548,573	300,556	10,621,661
—	—	—	—
293,746	18,626,410	332,385	18,733,242
1,738,813	113,196,707	2,155,428	124,109,570
—	—	—	—
27,726	1,647,783	56,513	3,019,512

(2,772,609)	(161,363,428)	(2,484,799)	(161,222,406)
(443,259)	(17,851,156)	(1,982,776)	(111,120,158)
—	—	—	—
(981,508)	(67,131,728)	(587,099)	(41,087,752)
(3,934,639)	(271,073,252)	(4,534,231)	(329,752,909)
—	—	—	—
(139,509)	(8,583,880)	(272,847)	(18,770,552)
1,662,429	$93,551,090	2,281,547	$119,317,185

Annual Report	| June 30, 2020	159

Notes to Financial Statements (cont’d)

June 30, 2020

8.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Adviser or affiliates of the Investment Adviser, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At June 30, 2020, the significant account-holders, owners of 5% or greater of each respective Fund’s outstanding shares were as follows:

	Unaffiliated
	Number of Account Holders	Approximate Ownership
AllianzGI Dividend Value	7	64%
AllianzGI Emerging Markets Opportunities	3	76%
AllianzGI Focused Growth	5	50%
AllianzGI Global Small-Cap	4	60%
AllianzGI Health Sciences	3	58%
AllianzGI Income & Growth	8	78%
AllianzGI International Value	7	63%
AllianzGI Large-Cap Value	9	70%
AllianzGI Mid-Cap	7	60%
AllianzGI Mid-Cap Value	6	50%
AllianzGI Small-Cap	6	56%
AllianzGI Small-Cap Value	4	49%
AllianzGI Technology	3	45%

9.	FUND EVENTS

(a) Name Changes

Effective April 30, 2020, AllianzGI NFJ Dividend Value Fund, AllianzGI NFJ International Value Fund, AllianzGI NFJ Large-Cap Value Fund, AllianzGI NFJ Mid-Cap Value Fund and AllianzGI NFJ Small-Cap Value Fund changed their names to AllianzGI Dividend Value Fund, AllianzGI International Value Fund, AllianzGI Large-Cap Value Fund, AllianzGI Mid-Cap Value Fund and AllianzGI Small-Cap Value Fund, respectively.

(b) Fund Liquidation

On June 11, 2020, AllianzGI Global Natural Resources Fund liquidated as a series of the Trust.

10.	BORROWINGS

The Trust entered into a credit agreement (the “State Street Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust and Allianz Funds Multi-Strategy Trust, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund must pay interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment when any past due payments are outstanding. As discussed in Note 2 above, the Funds may face certain risks and uncertainties insofar as they are exposed to LIBOR. The State Street Agreement has a term that runs through October 22, 2022. The Amendment includes a usage fee on undrawn amounts at an annualized rate of 0.20%, to be allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility. The Funds did not utilize the line of credit during the year ended June 30, 2020.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds are authorized to enter into a master interfund lending agreement (the “Interfund Program”) with each other and certain funds advised by the Investment Adviser (each a “Participating Fund”). The Interfund Program allows each Participating Fund, whose policies permit it to do so, to lend money directly to and borrow money directly from other Funds for temporary purposes through the Interfund Program. During the year ended June 30, 2020, the Funds did not participate as a borrower or lender in the Interfund Program.

11.	RELATED PARTY TRANSACTIONS

The Investment Adviser and Distributor are related parties. Fees payable to and amounts due from these parties are disclosed in Note 4 and the accrued related party fee and receivable amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or

160	June 30, 2020 |	Annual Report

affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the year ended June 30, 2020, the Funds did not engage in any purchases or sales of securities pursuant to Rule 17a-7 of the 1940 Act.

(a) Payments from Affiliates

During the year ended June 30, 2019, AllianzGI U.S. reimbursed AllianzGI Income & Growth $2,600 for realized losses resulting from a trading error.

During the year ended June 30, 2020, AllianzGI U.S. reimbursed AllianzGI Small-Cap and AllianzGI Technology $706 and $32,512, respectively, for realized losses resulting from a trading error.

(b) Affiliated Transactions

An affiliate includes any company in which a Fund held 5% or more of a company’s outstanding voting securities at any point during the reporting period. The table below represents transactions in and earnings from these affiliated issuers during the year ended June 30, 2020:

AllianzGI Income & Growth:
	Market Value 6/30/2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)*	Market Value 6/31/2020	Dividend Income	Shares as of 6/30/2020	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI High Yield Bond	$—	$10,185,881	—	$(738,532)	$9,447,349	$185,880	1,206,558	—	—
CCF Holdings LLC, Class B	4	—	—	—	4	—	42,857	—	—
Cenveo Corp.†	576,798	—	—	—	576,798	—	19,074	—	—
LiveStyle, Inc.	20	—	—	—	20	—	202,319	—	—
LiveStyle, Inc., Ser. B	17,134,400	—	—	(2,093,824)	15,040,576	—	171,344	—	—
LiveStyle, Inc., Ser. B	80	—	—	—	80	—	8,000	—	—
Totals	$17,711,302	$10,185,881	—	$(2,832,356)	$25,064,827	$185,880	1,650,152	—	—

†	Not affiliated at June 30, 2019.
*	Does not tie to Net change in unrealized appreciation/depreciation on the Statements of Operations as a result of previously unaffiliated securities moving to affiliated.

12.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On July 7, 2020, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) and Virtus Investment Partners, Inc. (“Virtus”) announced that they have entered into an agreement providing for a strategic alliance between the two parties. As part of this strategic alliance, wholly-owned subsidiaries of Virtus will become the investment adviser and administrator for the Funds and Virtus or an affiliate of Virtus will become the distributor for the Funds. With respect to all Funds other than the suite of value equity Funds, U.S. portfolio management teams will continue to be responsible for the day-to-day management of the Funds, through AllianzGI U.S. serving as sub-adviser to such Funds. With respect to the suite of value equity Funds managed by U.S. Dallas-based Value Equity US team (AllianzGI Dividend Value, AllianzGI International Value, AllianzGI Large-Cap Value, AllianzGI Mid-Cap Value and AllianzGI Small-Cap Value Funds), members of the Value Equity US team are expected to become employees of Virtus or an affiliate of

Virtus and continue their day-to-day management of those Funds. Certain of the new arrangements, including the new management agreements and sub-advisory agreements, must be approved by the Funds’ Board of Trustees and Fund shareholders in order to take effect.

Effective July 13, 2020, AllianzGI Health Sciences Fund began offering Class P shares.

On July 16, 2020, AllianzGI Income & Growth declared per-share net investment income dividends and short-term capital gain distributions to shareholders, payable July 16, 2020 to shareholders of record on July 15, 2020 as follows:

Share Class	Dividend Rate	Short-Term Capital Gains
Class A	$0.01561	$0.05439
Class C	$0.00967	$0.05439
Class R	$0.01227	$0.05439
Class P	$0.01786	$0.05439
Institutional Class	$0.01878	$0.05439

Annual Report	| June 30, 2020	161

Notes to Financial Statements (cont’d)

June 30, 2020

On August 20, 2020, AllianzGI Income & Growth declared per-share net investment income dividends and short-term capital gain distributions to shareholders, payable August 20, 2020 to shareholders of record on August 19, 2020 as follows:

Share Class	Dividend Rate	Short-Term Capital Gains
Class A	$0.02482	$0.04518
Class C	$0.01905	$0.04518
Class R	$0.02263	$0.04518
Class P	$0.02701	$0.04518
Institutional Class	$0.02793	$0.04518

There were no other subsequent events identified that require recognition or disclosure.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Allianz Funds and Shareholders of AllianzGI Dividend Value Fund, AllianzGI Emerging Markets Opportunities Fund, AllianzGI Focused Growth Fund, AllianzGI Global Small-Cap Fund, AllianzGI Health Sciences Fund, AllianzGI Income & Growth Fund, AllianzGI International Value Fund, AllianzGI Large-Cap Value Fund, AllianzGI Mid-Cap Fund, AllianzGI Mid-Cap Value Fund, AllianzGI Small-Cap Fund, AllianzGI Small-Cap Value Fund and AllianzGI Technology Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AllianzGI Dividend Value Fund, AllianzGI Emerging Markets Opportunities Fund, AllianzGI Focused Growth Fund, AllianzGI Global Small-Cap Fund, AllianzGI Health Sciences Fund, AllianzGI Income & Growth Fund, AllianzGI International Value Fund, AllianzGI Large-Cap Value Fund, AllianzGI Mid-Cap Fund, AllianzGI Mid-Cap Value Fund, AllianzGI Small-Cap Fund, AllianzGI Small-Cap Value Fund and AllianzGI Technology Fund (constituting Allianz Funds, hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from transfer agents or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

August 20, 2020

We have served as the auditor of one or more investment companies in the Allianz Global Investors U.S. group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

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Changes to the Board of Trustees/Liquidity Risk Management Program

Changes to the Board of Trustees:

Effective December 31, 20’19, Bradford K. Gallagher retired as an Independent Trustee of the Trust.

Liquidity Risk Management Program:

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Funds have adopted a liquidity risk management program (the “Program”) on April 23, 2019. The Board appointed the Investment Adviser, acting principally through its US Risk Committee, to administer the Program (the “Program Administrator”). The Program governs the Funds’ approach to managing liquidity risk, and its principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund. Liquidity risk is defined as the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.

During the period, the Board reviewed a report prepared by the Program Administrator regarding the operation and effectiveness of the Program for the period from June 1, 2019 through April 30, 2020 (the “Program Period”), the key conclusions of which are summarize as follows. During the Program Period, there were no liquidity events that materially affected the performance of any Fund or its ability to timely meet redemptions without dilution to remaining investors. The Funds maintained a high level of liquidity during the Program Period and primarily held assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” which are defined to include securities a Fund expects to be convertible into cash in current market conditions in three business days without significantly changing their market value. The Funds that had previously established “Highly Liquid Investment Minimum” (HLIM) thresholds, as defined under the Liquidity Rule, operated significantly above their respective HLIM thresholds during the reporting period. The Program Administrator determined that, during the Program reporting period, the Program operated adequately and effectively to manage each Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding exposure to liquidity and other risks.

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Federal Income Tax Information

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each fund.

During the year ended June 30, 2020, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

20% Long-Term Capital Gain
AllianzGI Dividend Value	$136,151,350
AllianzGI Focused Growth	137,604,044
AllianzGI Global Small-Cap	7,489,274
AllianzGI Health Sciences	7,881,506
AllianzGI Income & Growth	5,994,423
AllianzGI Large-Cap Value	5,673,284
AllianzGI Mid-Cap	14,996,213
AllianzGI Mid-Cap Value	78,223,843
AllianzGI Small-Cap Value	66,054,045
AllianzGI Technology	247,544,540

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2020, are designated as “qualified dividend income”:

AllianzGI Dividend Value	100.00%
AllianzGI Emerging Markets Opportunities	84.90%
AllianzGI Focused Growth	0.00%
AllianzGI Global Small-Cap	0.00%
AllianzGI Health Sciences	67.87%
AllianzGI Income & Growth	8.49%
AllianzGI International Value	100.00%
AllianzGI Large-Cap Value	100.00%
AllianzGI Mid-Cap	0.00%
AllianzGI Mid-Cap Value	62.84%
AllianzGI Small-Cap	100.00%
AllianzGI Small-Cap Value	100.00%
AllianzGI Technology	0.00%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended June 30, 2020, that qualify for the corporate dividend received deduction is set forth below:

AllianzGI Dividend Value	100.00%
AllianzGI Emerging Markets Opportunities	0.26%
AllianzGI Focused Growth	0.00%
AllianzGI Global Small-Cap	0.00%
AllianzGI Health Sciences	45.43%
AllianzGI Income & Growth	8.41%
AllianzGI International Value	3.83%
AllianzGI Large-Cap Value	100.00%
AllianzGI Mid-Cap	0.00%
AllianzGI Mid-Cap Value	63.69%
AllianzGI Small-Cap	100.00%
AllianzGI Small-Cap Value	100.00%
AllianzGI Technology	0.00%

Foreign Tax Credit.  The following Funds had elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2020 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI Emerging Markets Opportunities	$10,992,935	$1.121539	$1,328,797	$0.135569
AllianzGI International Value	5,378,106	0.701915	424,887	0.055453

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2020. In January 2021, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2020. The amount that will be reported will be the amount to use on the shareholder’s 2020 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended June 30, 2020. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

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Matters Relating to the Trustees’ Consideration of the Investment Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement (the “Agreement”) on behalf of each Fund (as defined below) with Allianz Global Investors U.S. LLC (the “Investment Adviser”). Throughout the process, the Independent Trustees received separate legal advice from independent legal counsel that is experienced in 1940 Act matters and that is independent of the Investment Adviser (“Independent Counsel”), and with whom they met separately from the Investment Adviser during the contract review process.

The contract review process consisted of multiple meetings and discussions that included meetings of the Contracts Committee and meetings of the Independent Trustees and Independent Trustee Counsel leading up to the full Board’s consideration of the Agreement. Representatives from fund management participated in portions of those meetings and discussions to, among other topics, review the comparative fee and expense information and comparative performance information prepared and provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, for each Fund using its respective Broadridge peer groups for performance and expense comparisons. The Board’s review and approval process reflected developments through the second half of the Trust’s fiscal year ended June 30, 2020, but did not reflect subsequent events, including the strategic partnership announced on July 7, 2020, between the Investment Adviser and Virtus Investment Partners, Inc.

At their meeting held on June 25, 2020, the Board, including the Independent Trustees unanimously approved the continuation of the Agreement through June 30, 2021 with respect to AllianzGI Emerging Markets Opportunities Fund, AllianzGI Focused Growth Fund, AllianzGI Global Small-Cap Fund, AllianzGI Health Sciences Fund, AllianzGI Income & Growth Fund, AllianzGI Mid-Cap Fund, AllianzGI Small-Cap Fund, AllianzGI Technology Fund, AllianzGI Dividend Value Fund, AllianzGI International Value Fund, AllianzGI Large-Cap Value Fund, AllianzGI Mid-Cap Value Fund, AllianzGI Small-Cap Value Fund (each, a “Fund” and together, the “Funds”).1 The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

In connection with their deliberations regarding the approval of the Agreement, the Independent Trustees considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Independent Trustees considered the nature, quality and extent of the various investment management, administrative, and other services to be performed by the Investment Adviser under the Agreement.

In evaluating the Agreement with respect to each Fund, the Board, including the Independent Trustees, reviewed extensive materials provided by the Investment Adviser in response to questions submitted by the Independent Trustees and Independent Counsel, and met with senior representatives of the Investment Adviser regarding its personnel, operations, and financial condition as they relate to the Funds. The Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for each Fund, including the use of derivatives if used as part of the Fund’s principal investment strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by the Investment Adviser and its affiliates. To assist with their review, the Independent Trustees reviewed a summary for each Fund prepared by the Investment Adviser that includes, among other information, performance comparisons between the Funds and their Broadridge Performance Universe (as defined below), total return investment performance, investment objective, total net assets, annual fund operating expenses for each share class, portfolio managers, total expense ratio and management fee comparisons between each Fund and its Broadridge Expense Group (as defined below), and trends in the Investment Adviser’s profitability from its advisory relationship with each Fund. They also considered summaries assigning a quadrant placement to each Fund for an institutional and retail share class based on an average of certain measures of performance (including in relation to risk) and fees/expenses versus peer group medians. The Independent Trustees also considered the risk profiles of the Funds.

The Independent Trustees’ conclusions as to the approval of the Agreement were based on a comprehensive consideration of all information provided to the Independent Trustees and were not the result of any single factor. Individual Independent Trustees may have

1 The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by an exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) that permits mutual fund boards of directors to approve advisory contracts at a meeting held remotely rather than in-person in response to the impact of COVID-19 on investment advisers and funds. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of COVID-19, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

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evaluated the information presented differently from one another, attributing different weights to various factors. The Independent Trustees recognized that the fee arrangements for the Funds are the result of review and discussion in the prior years between the Independent Trustees and the Investment Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Independent Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years. The Independent Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account the common interests of all series of the Trust in their review.

Performance Information

With respect to investment performance, the Independent Trustees considered information regarding each Fund’s short-, intermediate- and long-term performance, as applicable, net of the Fund’s fees and expenses, both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing. The Independent Trustees also considered information provided by Broadridge for each Fund relative to the investment performance of a group of funds with investment classifications and/or objectives comparable to the Fund, as identified by Broadridge (the “Broadridge Performance Universe”). The Independent Trustees recognized that the performance information, including the Broadridge performance information, was as of March 31, 2020, and, as such, included the period of extreme market volatility resulting from COVID-19. The Independent Trustees also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

For Funds that underperformed, the Board considered the magnitude and duration of that underperformance relative to the Broadridge Performance Universe and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed). To the extent that the Independent Trustees identified a Fund as having underperformed its benchmark indices and/or Broadridge Performance Universes to an extent, or over a period of time, that the Independent Trustees felt warranted additional inquiry, the Independent Trustees discussed with the Investment Adviser the Fund’s performance, potential reasons for the underperformance, and, if necessary, steps that the Investment Adviser had taken, or intended to take, to improve performance. The Independent Trustees also met with the portfolio managers of certain Funds during the 12 months prior to voting on the contract renewal to discuss the Funds’ performance. The Independent Trustees considered the Investment Adviser’s responsiveness with respect to the Funds that experienced lagging performance. In this regard, with respect to the group of Funds managed by the AllianzGI U.S. Value Equity team, they noted changes in leadership and recent additions to the portfolio management and research personnel within the last couple of years. The Independent Trustees noted that performance is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Fund’s relative performance.

Nature, Extent, and Quality of Services

As part of their review, the Independent Trustees received and considered descriptions of various functions performed by the Investment Adviser for the Funds, such as portfolio management, compliance monitoring, portfolio trading practices and oversight of third party service providers. They also considered information regarding the overall organization and business functions of the Investment Adviser, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and corporate ownership and business operations unrelated to the Funds. They considered certain changes to the executive leadership and the organization of the governance structure, as well as the availability of research and other capabilities within the global organization. The Independent Trustees examined the ability of the Investment Adviser to provide high-quality investment management and other services to the Funds. Among other information, the Independent Trustees considered the investment philosophy and research and decision-making processes of the Investment Adviser, as well as the Investment Adviser’s broker selection process and trading operations; the experience of key advisory personnel of the Investment Adviser and its affiliates, as applicable, responsible for portfolio management of the Funds; the ability of the Investment Adviser to attract and retain capable personnel; the philosophy of employee compensation; and the operational infrastructure, including technology and systems, of the Investment Adviser. The Independent Trustees also considered actions taken by the Investment Adviser to manage the impact of the market volatility resulting from COVID-19 on the Funds and their portfolio holdings.

In addition, the Independent Trustees noted the extensive range of services that the Investment Adviser provides to the Funds beyond the investment management services. In this regard, the Independent Trustees reviewed the extent and quality of the Investment Adviser’s services with respect to regulatory compliance and ability to comply with the investment policies of the Funds; the compliance programs and risk controls of the Investment Adviser; the specific contractual obligations of the Investment Adviser pursuant to the Agreement; the nature, extent and quality of certain administrative services the Investment Adviser is responsible for providing to the Funds; the Investment Adviser’s risk management function; and conditions that might affect the ability of the Investment Adviser to provide high quality services to the Funds in the future under the Agreement, including, but not limited to, the organization’s financial condition and

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Matters Relating to the Trustees’ Consideration of the Investment Advisory Agreements (cont’d)

operational stability. The Independent Trustees also considered that the Investment Adviser assumes significant ongoing risks with respect to all Funds, including entrepreneurial, reputational, operational and business risks the Investment Adviser has undertaken in serving as investment manager and sponsor of the Funds. The Independent Trustees also noted the Investment Adviser’s activities under its contractual obligation to oversee the Funds’ various outside service providers, including its ongoing evaluation of the quality of the services provided, negotiation of certain service providers’ fees, and its evaluation of service providers’ cybersecurity programs, compliance programs, and business continuity programs, among other matters. It also considered the Investment Adviser’s ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. The Independent Trustees also noted the Investment Adviser’s effective operation and implementation of its business continuity plan in response to COVID-19 and its oversight of the service providers’ business continuity plans during this period. The Independent Trustees considered, among other matters, that the Investment Adviser provides or procures through third-party service providers most administrative services that are required by the Funds under a separate Amended and Restated Administration Agreement (the “Administration Agreement”). These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, sub-transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Independent Trustees took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, sub-transfer agency and printing services) are, in the case of the Funds, paid for by the Investment Adviser out of its administrative fee. They also took into account that the Investment Adviser provides the Funds with office space, administrative services and personnel to serve as Fund officers, and that the Investment Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Investment Adviser or such affiliates). Based on the foregoing, the Independent Trustees concluded that the Investment Adviser’s investment processes, research capabilities and philosophy were well-suited to each Fund given its investment objective and policies, that the Investment Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreement, and that the Investment Adviser would otherwise be able to provide services to the Funds of sufficient extent and quality.

Fee and Expense Information and Comparisons

In assessing the reasonableness of the Funds’ fees and expenses under the Agreement, the Independent Trustees considered, among other information, each Fund’s advisory fee and the Fund’s total expense ratio as a percentage of average daily net assets and information regarding the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge Expense Group”). Where a Fund’s advisory fees or total expense ratios were higher than the Broadridge Expense Group median, the Independent Trustees considered whether specific factors, such as portfolio management, administration, or oversight needs contributed to the Fund’s advisory fees or total expense ratios. The Independent Trustees also noted certain advisory or administrative fee breakpoints, waivers or reductions for certain Funds that had been proposed by the Investment Adviser for continuation, or modification. With respect to certain Funds that underperformed for the one- and three-year periods relative to the median of the Broadridge Performance Universe, the Independent Trustees considered and discussed with the Investment Adviser whether any additional fee waivers were appropriate. The Independent Trustees also considered, among other items: (i) that the Funds pay a unitary administrative fee for non-advisory services, which differentiates the Funds from many in the industry, (ii) current Fund asset levels as compared to prior years, including recent or planned liquidations of some Funds in the complex, and (iii) the Funds’ “active share,” i.e., the percentage of stock holdings in a Fund that differ from its benchmark index and discussed with the Investment Adviser the reasons some Funds may have lower active share than others.

To the extent applicable, the Independent Trustees considered information regarding the investment performance and fees for other funds and/or separately managed accounts, including institutional accounts, managed by the Investment Adviser or its affiliates pursuing a similar investment strategy, if any (“similar accounts”). Specifically, the Independent Trustees reviewed information showing the net advisory fees charged by the Investment Adviser to the similar accounts. In comparing these fees, the Independent Trustees considered information provided by the Investment Adviser as to the generally broader and more extensive services provided to the Funds in comparison to institutional or separate accounts; the higher demands placed on the Investment Adviser to provide considerable shareholder services due to the volume of investors, including shareholder communications and client relation services and account administration services; investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Funds; the greater entrepreneurial; enterprise, and reputational risk in managing retail mutual funds; and the impact on the Investment Adviser and expenses associated with the more extensive regulatory and compliance requirements to which the Funds are subject in comparison to institutional or separate accounts.

The Independent Trustees also considered and evaluated the unitary administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Broadridge materials. In considering the unitary administrative fees, the Trustees reviewed a summary from management describing which services fell

168	June 30, 2020 |	Annual Report

within the unitary fee and which fell outside the unitary fee and were paid directly by the Funds. The Independent Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Investment Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes).

The Trustees also considered, among other information, the Investment Adviser’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be separated and the Investment Adviser’s indication that it would not be willing to outsource its provision of administrative services while continuing to provide advisory services. They also took into account disclosure in the Funds’ prospectuses regarding administrative fees.

Economies of Scale and “Fall-Out” Benefits

The Independent Trustees considered the extent to which the Investment Adviser may realize economies of scale or other efficiencies in managing and supporting the Funds. The Independent Trustees took into account that, as open-end investment companies, the Funds intend to raise additional assets, so that, as the assets of the Funds grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base or across a variety of products and services, while also taking into account the breakpoints and fee waiver and expense limitation arrangements observed by the Investment Adviser for applicable Funds. The Independent Trustees considered it appropriate to consider breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale or efficiencies concerning administration services with Fund shareholders. The Independent Trustees also considered that the Investment Adviser shares the benefits of economies of scale with the Funds and their shareholders by adding and enhancing services to the Funds over time, including expenditures in staff, technology, and infrastructure.

Additionally, the Independent Trustees considered so-called “fall-out benefits” to the Investment Adviser and its affiliates, such as research it may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis or reputational value derived from serving as Investment Adviser to the Funds. They also considered that the unitary administrative fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Investment Adviser, and that the Investment Adviser’s profitability likewise generally declines under the unitary administrative fee structure when Fund assets decline. The Independent Trustees considered that the unitary administrative fee also insulates shareholders from increased expense ratios arising from declines in net assets or from increases in the costs of third-party services, such as custodial, transfer agent or audit services.

Profitability

The Independent Trustees considered the overall estimated profitability to the Investment Adviser with respect to combined advisory and administrative fees, as well as profitability separately as to each of the advisory fees and administrative fees, each on a Fund-by-Fund basis for the twelve months ended December 31, 2019. They also reviewed the Investment Adviser’s aggregate profitability with respect to the Fund complex and the Investment Adviser’s overall profitability with respect to all products globally. As part of its considerations, the Board considered the cost allocation methodology that the Investment Adviser used in developing its estimated profitability figures. In this connection, the Independent Trustees considered that for certain Funds profitability had increased as a result of expense reduction efforts, although the Funds’ assets had declined over the last year. The Independent Trustees recognized that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Independent Trustees concluded that the Investment Adviser’s estimated pre-tax profitability for advisory services was not excessive or unreasonable, although it was sizeable for certain Funds, and that estimated pre-tax profitability for advisory and administrative services combined, including when calculated on a net revenue basis regarding the administrative fee, was sizeable for certain Funds, but generally not unreasonable under the circumstances. The Independent Trustees recognized that the Investment Adviser and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on their review, determined that the estimated profitability to the Investment Adviser with respect to its relationship with each Fund did not, in any case, appear to be excessive.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Independent Trustees considered the following information. The comparative performance, fee, and expense information was prepared and provided by Broadridge and was not independently verified by the Independent Trustees.

With respect to all Funds, the Independent Trustees reviewed, among other information, comparative information showing performance for Class A and Institutional Class shares of the Funds against their respective Broadridge Performance Universes for the one-year, three-year, five-year and ten-year periods (to the extent each such Fund had been in existence), each ended March 31, 2020. Institutional Class performance relative to the median for each Fund’s Broadridge Performance Universe is described below, and for those Funds with performance that ranked below median for their respective

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Matters Relating to the Trustees’ Consideration of the Investment Advisory Agreements (cont’d)

Broadridge Performance Universes, the specific quintile rankings for Institutional Class shares are also noted below with respect to the relevant periods of underperformance. With respect to performance quintile rankings for a Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

The Independent Trustees reviewed, among other information, data provided by Broadridge comparing each Fund’s advisory fee, and ratios of total expenses to net assets (“Total Expense Ratios”) for two share classes (Class A and Institutional Class) to the Funds’ respective Broadridge Expense Groups for the most recently reported fiscal year. Class A shares of the applicable Broadridge-selected group of comparable funds are referred to below as the “retail expense group,” and Institutional Class are referred to as the “institutional expense group.” The Independent Trustees noted that the Broadridge data takes into account any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year. For those Funds whose fees or expenses were higher than the Broadridge Expense Group median, the specific quintile rankings are also noted below with respect to the relevant above-median fee or expense categories (unless quintile rankings were not provided to the Independent Trustees by Broadridge, in which case fund rankings are provided). For the purposes of Broadridge Expense Group quintile rankings, higher fees and expenses result in a lower quintile ranking, with the first quintile corresponding to low fees and expenses and the fifth quintile corresponding to high fees and expenses.

∎	AllianzGI Emerging Markets Opportunities Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below the median for the five-year period (in the fourth quintile) and above the median for the one-, three- and ten-year periods. As compared to its Broadridge Expense Groups, the Fund’s advisory fees and total expense ratios were each below the median for both the retail and institutional expense groups (on a net basis).

∎	AllianzGI Focused Growth Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below the median for the three-year period (in the third quintile) and above the median for the one-, five- and ten-year periods. As compared to its Broadridge Expense Groups, the Fund’s advisory fees and total expense ratios were each below the median for both the retail and institutional expense groups (on a net basis).

∎	AllianzGI Global Natural Resources Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below the median for the three- and five-year periods (each in the third quintile) and above the median for the one- and ten-year periods. As compared to its Broadridge Expense Groups, the Fund’s advisory fees were below the median for the retail and institutional expense groups, and total expense ratios were above the median for both the retail and institutional expense groups (in the fifth and fourth quintiles, respectively) (on a net basis in each case). The Board noted this Fund would be liquidated as of June 11, 2020.
∎	AllianzGI Global Small-Cap Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below the median for the one-, three- and five-year periods (each in the fourth quintile) and above the median for the ten-year period. As compared to its Broadridge Expense Groups, the Fund’s advisory fees were above the median for the retail expense group (in the third quintile) and below the median for the institutional expense group, and total expense ratios were above the median for both the retail and institutional expense groups (in the fifth and third quintiles, respectively) (on a net basis in each case).

∎	AllianzGI Health Sciences Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above the median for the one-, three- and five-year periods. The Fund’s Institutional Class shares have less than ten years of history; its Class A shares’ performance was below the median for the ten-year period (in the fourth quintile) and above the median for the one-, three- and five-year periods. As compared to its Broadridge Expense Groups, the Fund’s advisory fees were above the median for the retail and institutional expense groups (in the third and fourth quintiles, respectively), and total expense ratios were at the median for the retail expense group and above the median for the institutional expense group (in the fourth quintile) (on a net basis in each case).

∎	AllianzGI Income & Growth Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above the median for the one-, three-, five- and ten-year periods. As compared to its Broadridge Expense Groups, the Fund’s advisory fees were below the median for the retail expense group and at median for the institutional expense group, and total expense ratios were above the median for both the retail and institutional expense groups (each in the fifth quintile) (on a net basis in each case).

∎	AllianzGI Mid-Cap Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below the median for the ten-year period (in the third quintile) and above the median for the one-, three- and five -year periods. As compared to its Broadridge Expense Groups, the Fund’s advisory fees and total expense ratios were each below the median for both the retail and institutional expense groups (on a net basis).

∎	AllianzGI Dividend Value Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below the median for the one-, three-, five- and ten-year periods (in the fourth quintile for the one-, five- and ten-year periods and in the third quintile for the three-year period). As compared to its Broadridge Expense Groups, the Fund’s advisory fees and total expense ratios were each below the median for both the retail and institutional expense groups (on a net basis).

∎	AllianzGI International Value Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below the median for the one-, five- and ten-year periods (in the fifth quintile for the five- and ten-year periods and in the third quintile for the one-year period), and was above the median for the three-year period. As compared to its Broadridge Expense Groups, the Fund’s advisory fees and total expense ratios were below the median for both the retail and institutional expense groups (on a net basis in each case).

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∎	AllianzGI Large-Cap Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above the median for the one-, three-, five- and ten-year periods. As compared to its Broadridge Expense Groups, the Fund’s advisory fees were below the median for both the retail and institutional expense groups, and total expense ratios were above the median for both the retail and institutional expense groups (each in the fourth quintile) (on a net basis in each case).
∎	AllianzGI Mid-Cap Value Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above the median for the one-, three-, five- and ten-year periods. As compared to its Broadridge Expense Groups, the Fund’s advisory fees and total expense ratios were each below the median for both the retail and institutional expense groups (on a net basis).

∎	AllianzGI Small-Cap Value Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below the median for the three-, five- and ten-year periods (in the fourth quintile for the three- and five-year periods and in the fifth quintile for the ten-year period) and above the median for the one-year period. As compared to its Broadridge Expense Groups, the Fund’s advisory fees and total expense ratios were each below the median for both the retail and institutional expense groups (on a net basis).

∎	AllianzGI Small-Cap Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above the median for the one-, three- and five-year periods. The Fund does not have ten years of history. As compared to its Broadridge Expense Groups, the Fund’s advisory fees were below the median for the retail expense group and at median for the institutional expense group, and total expense ratios were below the median for both the retail and institutional expense groups (on a net basis in each case).
∎	AllianzGI Technology Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below the median for the one-year period (in the third quintile) and above the median for the three-, five and ten-year periods. As compared to its Broadridge Expense Groups, the Fund’s advisory fees were above the median for both the retail and institutional expense groups (each in the fifth quintile), and total expense ratios were above the median for both the retail and institutional expense groups (each in the fifth quintile) (on a net basis in each case).

Conclusions

After reviewing these and other factors described herein, the Independent Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreement and in their business judgment, that they were satisfied with the Investment Adviser’s responses and on-going efforts relating to the investment performance of the Funds, including efforts to improve performance for underperforming Funds. The Independent Trustees also concluded that the fees payable under the Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Adviser and should be continued, taking into account the Investment Adviser’s agreement to observe waivers and/or breakpoints for certain Funds. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Independent Trustees unanimously concluded that the continuation of the Agreement with respect to the Funds was in the interests of the applicable Funds and their shareholders, and determined to recommend that the continuance of the Agreement be approved by the full Board.

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Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

∎

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to these secure pages is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to

172	June 30, 2020 |	Annual Report

access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access—Disclaimer which is incorporated herein by reference and is available on our website.

∎

Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

∎	Use of Social Media Plugins Our website uses the following Social Media Plugins (“Plugins”):

∎	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

∎	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

∎	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

∎	Facebook: https://de-de.facebook.com/about/privacy

∎	Twitter: https://twitter.com/privacy

∎	Linked In: https://www.linkedin.com/legal/privacy-policy

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy, annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining	Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

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Allianz Funds—Board of Trustees

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019. The Funds’ Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C and R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes).

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Erick R. Holt† 1952	12/2017 to present	Board Member, Global Chief Risk Officer, General Counsel and Chief Compliance Officer of Allianz Asset Management GmbH (2006-2018).	55	None

Thomas J. Fuccillo† 1968	3/2019 to present	Managing Director and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors Distributors LLC; Trustee, President and Chief Executive Officer of 55 funds in the Fund Complex; and President and Chief Executive Officer of The Korea Fund, Inc. and The Taiwan Fund, Inc. Formerly, Associate General Counsel, Head of US Funds and Retail Legal; Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.	55	None

Independent Trustees

Alan Rappaport 1953 Chairman of the Board of Trustees	12/2014 to present	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee and Member of Board of Overseers, NYU Langone Medical Center (2007-2015). and Advisory Director (formerly, Vice Chairman), Roundtable Investment Partners (2009-2018).	55	None.

Sarah E. Cogan 1956	1/2019 to present	Retired partner of Simpson Thacher & Bartlett LLP (“STB”)(law firm); Formerly, Partner, STB (1989-2018); Director, Girl Scouts of Greater New York (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).	83*	None.

Deborah A DeCotis 1952	6/2014 to present	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (Since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); and Principal, LaLoop LLC, a retail accessories company (1999-2014).	83*	None.

F. Ford Drummond 1962	1/2006 to present	Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration). and Chairman, Oklahoma Water Resources Board.	55	Director, Bancfirst Corporation

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Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

James A. Jacobson 1945	12/2014 to present	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014).	83*	Formerly, Trustee Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).

Hans W. Kertess 1939	12/2014 to present	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	83*	None.

James S. MacLeod 1947	12/2014 to present	Non-Executive Chairman, CoastalSouth Bancshares, Inc. (since 2018); Director, Coastal States Bank; Director, Coastal States Mortgage, Inc.; Vice Chairman, MUSC Foundation; Chairman of the Board of Trustees, University of Tampa. Formerly, Chief Executive Officer of CoastalSouth Bancshares (2010-2018); President and Chief Operating Officer, Coastal States Bank (2007-2018); Managing Director and President, Homeowners Mortgage, a subsidiary of Coastal States Bank (2007-2018), Executive Vice President, Mortgage Guaranty Insurance Corporation (1984-2004).	55	Non-Executive Chairman & Director, Sykes Enterprises, Inc.

William B. Ogden, IV 1945	12/2014 to present	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	83*	None.

Davey S. Scoon 1946	1/2006 to present	Formerly Adjunct Professor, University of Wisconsin-Madison (2011-2019).	55	Director, Albireo Pharma, Inc. (since 2016); and Director, AMAG Pharmaceuticals, Inc. (since 2006). Formerly, Director, Biodel Inc. (2013-2016).

*	Inclusive of 28 funds managed by Pacific Investment Management Company, LLC (“PIMCO”).
†	Each of Messrs. Holt and Fuccillo is an “Interested Person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with the Investment Adviser and its affiliates.

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Allianz Funds—Officers

Name, Address and Year of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years

Thomas J. Fuccillo 1968 President and Chief Executive Officer	4/2016 to present	Managing Director, and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors Distributors LLC; Trustee, President and Chief Executive Officer of 55 funds in the Fund Complex and President and Chief Executive Officer of The Korea Fund, Inc. Formerly, Associate General Counsel, Head of US Funds and Retail Legal; Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex (2004-2016); and Secretary and Chief Legal Officer of The Korea Fund, Inc. and The Taiwan Fund, Inc.

Scott Whisten 1971 Treasurer, Principal Financial and Accounting Officer	4/2018 to present	Director of Allianz Global Investors U.S. LLC; and Treasurer, Principal Financial and Accounting Officer of 55 funds in the Fund Complex. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2007-2018).

Angela Borreggine 1964 Chief Legal Officer and Secretary	4/2016 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Secretary and Chief Legal Officer of 55 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA 1975 Chief Compliance Officer	4/2013 to present	Director, Senior Compliance Manager of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; and Chief Compliance Officer of 55 funds in the Fund Complex and of The Korea Fund, Inc.

Richard J. Cochran 1961 Assistant Treasurer	5/2008 to present	Vice President of Allianz Global Investors U.S. LLC and Assistant Treasurer of 55 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1974 Assistant Treasurer	1/2011 to present	Director of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc.; and Assistant Treasurer of 55 funds in the Fund Complex. Formerly, Assistant Treasurer of The Korea Fund, Inc. (2016-2018).

Debra Rubano 1975 Assistant Secretary	12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 55 funds in the Fund Complex.

Craig A. Ruckman 1977 Assistant Secretary	12/2017 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Chief Legal Officer of Allianz Global Investors Distributors LLC; and Assistant Secretary of 55 funds in the Fund Complex. Formerly, Associate of K&L Gates LLP (2012-2016).

*	The officers of the Trust are elected annually by the Board of Trustees.

176	June 30, 2020 |	Annual Report

Allianz Funds

Trustees

Alan Rappaport

Chairman of the Board of Trustees

Sarah E. Cogan

Deborah A. DeCotis

F. Ford Drummond

Thomas J. Fuccillo

Erick R. Holt

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Davey S. Scoon

Officers

Thomas J. Fuccillo

President and Chief Executive Officer

Scott Whisten

Treasurer, Principal Financial & Accounting Officer

Angela Borreggine

Chief Legal Officer & Secretary

Thomas L. Harter

Chief Compliance Officer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Craig A. Ruckman

Assistant Secretary

Investment Adviser

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank and Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

State Street Bank and Trust Company, which has delegated its obligations as transfer agent to: DST Asset Management Solutions, Inc.

(Class A, Class C and Class R Shares)

P.O. Box 219723

Kansas City, MO 64121-9723

(Class P, Institutional Class, Class R6 and Administrative Class shares)

P.O. Box 219968

Kansas City, MO 64121-9968

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Ave

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, C and R shares or (800) 498-5413 for Class P, Institutional, R6 and Administrative shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

About Allianz Global Investors

Allianz Global Investors is a leading active asset manager with over 780 investment professionals in 25 offices worldwide and managing $590 billion in assets for individuals, families and institutions.*

Active is the most important word in our vocabulary. Active is how we create and share value with clients. We believe in solving, not selling, and in adding value beyond pure economic gain. We invest for the long term, employing our innovative investment expertise and global resources. Our goal is to ensure a superior experience for our clients, wherever they are based and whatever their investment needs.

Active is: Allianz Global Investors

* Data as of May 31, 2020.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, C and R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors U.S. LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2020. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AZ1005AR_063020

1221699

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that James A. Jacobson and Davey S. Scoon, both of whom serve on the Trust’s Audit Oversight Committee, qualify as “audit committee financial experts” and are “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $565,959 in 2019 and $559,910 in 2020.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2019 and $0 in 2020.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $202,830 in 2019 and $155,000 in 2020. These services include review or preparation of U.S. federal, state, local, certain foreign tax returns, excise tax returns and the calculation of excise tax distributions.

d)

All Other Fees. The aggregate fees billed in the Reporting Periods for professional services, if any, billed for other products and services rendered by the principal account to the Trust were $0 in 2019 and $0 in 2020.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Oversight Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

ALLIANZ FUNDS (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services to the Trust as well as to the Trust’s investment adviser(1) or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Applicable Service Providers”), if the engagement relates directly to operations and financial reporting of the Trust. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided, the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and if the Committee so determines, pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit under related) services that are proposed to be performed by the Trust’s independent accountants for the Trust and its Applicable Service Providers (to the extent the services to be provided to the Applicable Service Providers relate directly to the operations and financial reporting of the Trust). The Committee may also pre-approve services at any other in-person or telephonic Committee meeting. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year by the independent accountants for the Trust and its Applicable Service Providers pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Trust with also require the separate written pre-approval of the President, Treasurer or Assistant Treasurer of the Trust, who may only grant such approval if he or she believes that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

(1) For purposes of this requirement, the term “adviser” does not include sub-advisers that are not affiliated with a Trust’s investment adviser, are overseen by that investment adviser, and whose role is primarily portfolio management.

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other Attestation reports Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $500,000. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

OTHER SERVICES

Services that are proposed to be provided to the Trust which are not audit, audit-related or tax services may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed the limit assigned within the Policy. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

PROHIBITED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

Rule 2-01(c)(7) of Regulation S-X provides that an accountant is not independent of the Trust unless the Trust’s Committee approves any permitted non-audit services to be provided to the Trust’s Applicable Service Providers, provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust.

Services to be provided to Applicable Service Providers that are required to be pre-approved, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at a regular or special meeting or by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. If a service is approved by a Committee member, the full Committee is notified of such pre-approval at its next regularly scheduled meeting.

Although the Committee will not be required to pre-approve all services provided to Applicable Service Providers and their affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to Applicable Service Providers and their affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate fees and costs of all non-audit services that, but for the limited exception provided by this section, would require pre-approval by the Committee constitutes no more than five percent of the total fees and costs paid by the Trust and Applicable Service Providers to the independent accountant during the fiscal year during which such non-audit services are provided;

(2)	At the time of the engagement for such services, the Trust did not recognize that the services were “non-audit services” that required preapproval; and

(3)

Each such service is brought promptly to the attention of the Committee and approved prior to the completion of the audit by the Committee, Committee Chair or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)

Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2019 Reporting Period was $1,479,044 and the 2020 Reporting Period was $1,738,597.

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	Disclosure not required for open-end management investment companies.

(b)	Not applicable.

ITEM 6.	INVESTMENTS.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust’s last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There were no changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the most recent semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 13.	EXHIBITS.

(a)(1) Exhibit 99.CODE ETH – Code of Ethics

(a)(2) Exhibit 99.302CERT – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3) Not applicable

(a)(4) Not applicable

(b) Exhibit 99.906CERT – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: August 26, 2020

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial &
Accounting Officer

Date: August 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: August 26, 2020

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial &
Accounting Officer

Date: August 26, 2020